    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2003

                                                              FILE NO. 033-51294
                                                               FILE NO. 811-7140
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [ ]
      POST-EFFECTIVE AMENDMENT NO. 33                            [X]
                            AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [ ]
      AMENDMENT NO. 35                                           [X]


                          VAN KAMPEN SERIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                         REGISTRANT'S TELEPHONE NUMBER
                                 (630) 684-6000

                              A. THOMAS SMITH III

                               MANAGING DIRECTOR


                          VAN KAMPEN INVESTMENTS, INC.


                            1221 AVENUE OF AMERICAS


                               NEW YORK, NY 10020

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing be effective (Check appropriate box)
     [ ]  Immediately upon filing pursuant to paragraph (b)

     [X]  On October 31, 2003 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  On (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Common Shares, par value $0.001 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 33 to the Registration Statement contains 14 Prospectuses, describing each of the 14 series of the Registrant listed below and one Statement of Additional Information describing all of the series of the Registrant. The Registration Statement is organized as follows:


     Facing Page

     Prospectuses relating to the series, in the following order:

        Van Kampen American Value Fund

        Van Kampen Asian Equity Fund

        Van Kampen Emerging Markets Fund


        Van Kampen Emerging Markets Income Fund (formerly known as Van Kampen Worldwide High Income Fund)


        Van Kampen Equity Growth Fund

        Van Kampen European Value Equity Fund

        Van Kampen Focus Equity Fund

        Van Kampen Global Equity Allocation Fund

        Van Kampen Global Franchise Fund

        Van Kampen Global Value Equity Fund

        Van Kampen International Magnum Fund

        Van Kampen Latin American Fund

        Van Kampen Mid Cap Growth Fund

        Van Kampen Value Fund


     One Statement of Additional Information relating to all of the series of the Registrant.


     Part C Information

     Exhibits

     No changes are being made to the prospectuses of Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund, which were included in Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

Van Kampen American Value Fund
 -------------------------------------------------------------------------------

Van Kampen American Value Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's portfolio management team seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. The Fund invests in equity securities including common and preferred stocks; investment grade convertible securities and equity-linked securities; and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests.


The Fund emphasizes a value style of investing, seeking securities of companies that the Fund's portfolio management team believes are undervalued. Portfolio securities are typically sold when the Fund's portfolio management team no longer believes such securities are undervalued. The Fund may invest from time to time in securities of foreign issuers that are traded on U.S. exchanges or over-the-counter markets either directly or through depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund may commence and terminate at any time and without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. The Fund invests primarily in small-and medium-sized companies which often are newer or less established companies. Investments in small- and medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. Equity securities of small- and medium-sized companies may have market movements that are more abrupt or erratic than those of stocks of larger, more established companies or the stock market in general. Historically, small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger-sized companies. In addition, equity securities of small- and medium-sized companies generally are less liquid than those of larger-sized companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek a high total return over the long-term

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small- to medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the nine calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                               2.0
1995                                                                              19.3
1996                                                                              22.3
1997                                                                              36.4
1998                                                                               9.7
1999                                                                              25.7
2000                                                                             -10.8
2001                                                                              -2.8
2002                                                                             -19.8


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 22.24%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.31% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -18.08% (for the quarter ended September 30, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with three broad-based market indices: the Russell Midcap Value Index*; the Russell 2500 Index**; and the Russell 2500 Value Index***. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST      PAST       SINCE
    DECEMBER 31, 2002            1 YEAR    5 YEARS   INCEPTION
------------------------------------------------------------------
    Van Kampen American
    Value Fund -- Class A
    Shares
      Return Before Taxes        -24.37%   -1.99%     6.85%(1)
      Return After Taxes on
        Distributions            -24.37%   -3.53%     5.05%(1)
      Return After Taxes on
        Distributions and Sale
        of Fund Shares           -14.97%   -2.18%     4.87%(1)
    Russell 2500 Index           -17.80%    1.57%     8.42%(2)
    Russell 2500 Value Index      -9.87%    3.53%    10.47%(2)
    Russell Midcap Value Index    -9.64%    2.95%    10.47%(2)
...................................................................
    Van Kampen American Value
    Fund -- Class B Shares
      Return Before Taxes        -24.39%   -1.83%     6.24%(3)****
    Russell 2500 Index           -17.80%    1.57%     7.43%(4)
    Russell 2500 Value Index      -9.87%    3.53%    10.45%(4)
    Russell Midcap Value Index    -9.64%    2.95%    10.07%(4)
...................................................................
    Van Kampen American Value
    Fund -- Class C Shares
      Return Before Taxes        -21.14%   -1.58%     6.72%(1)
    Russell 2500 Index           -17.80%    1.57%     8.42%(2)
    Russell 2500 Value Index      -9.87%    3.53%    10.47%(2)
    Russell Midcap Value Index    -9.64%    2.95%    10.47%(2)
...................................................................


Inception dates: (1) 10/18/93, (2) 10/31/93, (3) 8/1/95, (4) 7/31/95.


  * The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Based on the Fund's asset composition, the Fund's investment adviser believes the Russell Midcap Value Index is a more appropriate size-specific and style-specific broad-based benchmark for the Fund than the Russell 2500 Index or the Russell 2500 Value Index. Accordingly, the Fund will only show the Russell Midcap Value Index in future prospectuses of the Fund.



 ** The Russell 2500 Index measures the performance of the smallest 2,500 companies of the Russell 3000 Index. The Russell 3000 Index is an index of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 80% of the investable U.S. equity market.



 *** The Russell 2500 Value Index measures the performance of those Russell 2500
     Index companies with lower price-to-book ratios and lower forecasted growth values.



**** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(5)           0.85%        0.85%        0.85%
.................................................................
Distribution and/or
service (12b-1)
Fees(5)(6)                   0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.42%        0.42%        0.42%
.................................................................
Total annual fund
operating expenses(5)        1.52%        2.27%        2.27%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

  See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.49% for Class A Shares, 2.25% for Class B Shares and 2.24% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $721      $1,028      $1,356      $2,283
......................................................................
Class B Shares           $730      $1,009      $1,365      $2,417*
......................................................................
Class C Shares           $330      $  709      $1,215      $2,605
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $721      $1,028      $1,356      $2,283
......................................................................
Class B Shares           $230      $  709      $1,215      $2,417*
......................................................................
Class C Shares           $230      $  709      $1,215      $2,605
......................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



Investment Objective, Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's portfolio management team seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. Under current market conditions, the Fund's portfolio management team defines small-and medium-sized corporations by reference to those with market capitalizations up to the largest companies represented in the Russell Midcap Index, a medium-sized capitalization company index which consists of companies with capitalizations up to approximately $15.4 billion as of September 30, 2003. The Fund also may invest in larger companies.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


In selecting securities, the Fund's portfolio management team focuses on companies that it believes possess characteristics for improved valuation. The Fund's portfolio management team looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.



The Fund may dispose of a security whenever, in the opinion of the Fund's portfolio management team, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.



The Fund emphasizes a value style of investing. The Fund's investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market.



COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks in other equity securities, including preferred stocks, investment-grade convertible securities and equity-linked securities, and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."



The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion             0.85%
...................................................
    Next $500 million            0.80%
...................................................
    Over $1.5 billion            0.75%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.85% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


From time to time, the Adviser and the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Equity Income team. The team is made up of established investment professionals. Current members of the team include James A. Gilligan, a Managing Director of the Adviser, Thomas Bastian, Sergio Marcheli, and James O. Roeder, Vice Presidents of the Adviser, and Vincent E. Vizachero, an Associate of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings may commence and terminate at any time and without prior notice.


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



                         DISTRIBUTION AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least quarterly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800)421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                      CLASS A SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                      2003#     2002#     2001#     2000#     1999#
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................    $17.68    $19.46    $23.03    $23.58    $21.34
                                                                      ------    ------    ------    ------    ------
       Net Investment Income/Loss.................................       -0-(4)   (.05)     (.02)     (.08)      .01
       Net Realized and Unrealized Gain/Loss......................      (.35)    (1.73)    (1.97)     1.09      3.43
                                                                      ------    ------    ------    ------    ------
      Total from Investment Operations............................      (.35)    (1.78)    (1.99)     1.01      3.44
                                                                      ------    ------    ------    ------    ------
      Less Distributions from Net Realized Gain...................       -0-       -0-     (1.58)    (1.56)    (1.20)
                                                                      ------    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................    $17.33    $17.68    $19.46    $23.03    $23.58
                                                                      ======    ======    ======    ======    ======
      Total Return*...............................................    -2.04%(1) -9.14%(1) -8.47%(1)  4.62%(1) 17.41%(1)
      Net Assets at End of the Period (In millions)...............    $135.0    $193.0    $323.9    $434.8    $343.0
      Ratio of Expenses to Average Net Assets*....................     1.49%     1.46%     1.46%     1.47%     1.49%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................     (.03%)    (.25%)    (.13%)    (.33%)     .03%
      Portfolio Turnover..........................................      124%      133%      211%      272%      283%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     1.52%       N/A       N/A       N/A       N/A
      Ratio of Net Investment Loss to Average Net Assets..........     (.06%)      N/A       N/A       N/A       N/A

                                                                                    CLASS B SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                    2003#     2002#     2001#     2000#     1999#
      ------------------------------------------------------------  ----------------------------------------------
      Net Asset Value, Beginning of the Period....................  $16.95    $18.81    $22.48    $23.23    $21.20
                                                                    ------    ------    ------    ------    ------
       Net Investment Income/Loss.................................    (.11)     (.18)     (.17)     (.25)     (.14)
       Net Realized and Unrealized Gain/Loss......................    (.35)    (1.68)    (1.92)     1.06      3.37
                                                                    ------    ------    ------    ------    ------
      Total from Investment Operations............................    (.46)    (1.86)    (2.09)      .81      3.23
                                                                    ------    ------    ------    ------    ------
      Less Distributions from Net Realized Gain...................     -0-       -0-     (1.58)    (1.56)    (1.20)
                                                                    ------    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $16.49    $16.95    $18.81    $22.48    $23.23
                                                                    ======    ======    ======    ======    ======
      Total Return*...............................................  -2.77%(2) -9.84%(2) -9.20%(2)  3.85%(2) 16.50%(2)
      Net Assets at End of the Period (In millions)...............  $145.7    $198.4    $263.9    $356.7    $341.9
      Ratio of Expenses to Average Net Assets*....................   2.25%     2.21%     2.21%     2.21%     2.24%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   (.79%)   (1.00%)    (.88%)   (1.06%)    (.72%)
      Portfolio Turnover..........................................    124%      133%      211%      272%      283%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.27%       N/A       N/A       N/A       N/A
      Ratio of Net Investment Loss to Average Net Assets..........   (.81%)      N/A       N/A       N/A       N/A

                                                                                     CLASS C SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                    2003#        2002#     2001#     2000#     1999#
      ------------------------------------------------------------  ----------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $16.97       $18.82    $22.49    $23.24    $21.20
                                                                    ------       ------    ------    ------    ------
       Net Investment Income/Loss.................................    (.03)        (.18)     (.18)     (.25)     (.14)
       Net Realized and Unrealized Gain/Loss......................    (.33)       (1.67)    (1.91)     1.06      3.38
                                                                    ------       ------    ------    ------    ------
      Total from Investment Operations............................    (.36)       (1.85)    (2.09)      .81      3.24
                                                                    ------       ------    ------    ------    ------
      Less Distributions from Net Realized Gain...................     -0-          -0-     (1.58)    (1.56)    (1.20)
                                                                    ------       ------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $16.61       $16.97    $18.82    $22.49    $23.24
                                                                    ======       ======    ======    ======    ======
      Total Return*...............................................  -2.18%(3)(5) -9.82%(3) -9.14%(3)  3.80%(3) 16.55%(3)
      Net Assets at End of the Period (In millions)...............  $ 57.9       $ 78.8    $118.6    $192.7    $165.4
      Ratio of Expenses to Average Net Assets*....................   2.24%(6)     2.21%     2.21%     2.21%     2.24%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   (.22%)(5)   (1.00%)    (.88%)   (1.06%)    (.72%)
      Portfolio Turnover..........................................    124%         133%      211%      272%      283%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.26%(6)       N/A       N/A       N/A       N/A
      Ratio of Net Investment Loss to Average Net Assets..........   (.24%)(5)      N/A       N/A       N/A       N/A



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (4) Amount is less than $.01 per share.



    (5) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.



    (6) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.



    # Based on average shares outstanding.



    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424

   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN AMERICAN VALUE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen American Value Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen American Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
American
Value Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS




                                                   [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company                                     MSAV PRO 10/03
Act File No. is 811-7140.                                            65198PRO-00

Van Kampen Asian Equity Fund
 -------------------------------------------------------------------------------

Van Kampen Asian Equity Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  14
Purchase of Shares..........................................  15
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Federal Income Taxation.....................................  26
Financial Highlights........................................  28


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of companies that are: organized in and whose business is conducted principally in Asia (other than Japan); or whose securities are principally traded on a recognized stock exchange in Asia (other than Japan). Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts of Asian issuers traded on U.S. stock exchanges.


The Fund's portfolio management team uses a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The Fund's portfolio management team uses a bottom-up research-driven investment strategy that emphasizes security selection and disposition on an individual company basis. The Fund generally seeks to invest in large companies located in emerging Asian markets but also may invest in smaller companies with the potential for growth. The Fund evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. The Fund may invest up to 20% of its total assets in debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. At times, securities of Asian issuers may underperform relative to other sectors of the market. Historically, securities of Asian issuers have sometimes gone through extended periods when they did not perform as well as securities of issuers of countries in more developed regions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.

FOREIGN, EMERGING MARKET COUNTRIES AND ASIAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

The Fund is subject to additional risks associated with investing in securities of companies that are subject to economic and financial factors and conditions of Asia. Securities markets in Asian countries have suffered significant downturns and volatility and currencies have lost value in relation to the U.S. dollar. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors adversely affecting issuers located in that region than a more geographically diverse portfolio of investments.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing primarily in issuers of securities from Asian countries

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in equity securities of Asian issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the nine calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -14.2
1995                                                                               6.4
1996                                                                               3.0
1997                                                                             -49.2
1998                                                                              -5.8
1999                                                                              84.5
2000                                                                             -40.1
2001                                                                              -7.8
2002                                                                             -14.2


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 30.26%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 41.33% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -37.23% (for the quarter ended December 31, 1997).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") All Country Far East Free Ex-Japan Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways; (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST      PAST       SINCE
    DECEMBER 31, 2002          1 YEAR    5 YEARS   INCEPTION
----------------------------------------------------------------
    Van Kampen Asian Equity
    Fund -- Class A Shares
     Return Before Taxes       -19.15%   -4.94%      -5.77%(1)
     Return After Taxes on
     Distributions             -19.15%   -4.94%      -5.96%(1)
     Return After Taxes on
     Distributions and Sale
     of Fund Shares            -11.76%   -3.87%      -4.35%(1)
    MSCI All Country Far East
    Free Ex-Japan Index         -9.23%   -2.82%      -2.35%(2)
.................................................................
    Van Kampen Asian Equity
    Fund -- Class B Shares
     Return Before Taxes       -19.20%   -4.66%     -11.64%(3)**
    MSCI All Country Far East
    Free Ex-Japan Index         -9.23%   -2.82%      -8.16%(4)
.................................................................
    Van Kampen Asian Equity
    Fund -- Class C Shares
     Return Before Taxes       -15.73%   -4.41%      -5.82%(1)
    MSCI All Country Far East
    Free Ex-Japan Index         -9.23%   -2.82%      -2.35%(2)
.................................................................


Inception dates: (1) 6/23/93, (2) 6/30/93, (3) 8/1/95, (4) 7/31/95.

 * The MSCI All Country Far East Free Ex-Japan Index is composed of common stocks from Indonesia, Hong Kong, the Philippines, Korea, Taiwan and Thailand and assumes dividends are reinvested.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                  2%(5)      None         None
.................................................................
Exchange fee                    2%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           1.00%        1.00%        1.00%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            1.86%        1.86%        1.87%
.................................................................
Total annual fund
operating expenses(6)        3.11%        3.86%        3.87%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.



(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 2.08%, for Class A Shares, 2.83% for Class B Shares and 2.84% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE         TEN
                         YEAR      YEARS       YEARS        YEARS
----------------------------------------------------------------------
Class A Shares           $871      $1,480      $2,111      $ 3,799
.......................................................................
Class B Shares           $888      $1,478      $2,136      $ 3,926*
.......................................................................
Class C Shares           $489      $1,181      $1,990      $ 4,096
.......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $871      $1,480      $2,111      $3,799
......................................................................
Class B Shares           $388      $1,178      $1,986      $3,926*
......................................................................
Class C Shares           $389      $1,181      $1,990      $4,096
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of Asian companies, other than Japan at the time of investment. Under normal market conditions, the Fund invests: at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Asian companies at the time of investment; and at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policies in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policies in the foregoing sentence change, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Securities of Asian companies include companies (i) which are organized under the laws of an Asian country and whose business is conducted principally in Asia or (ii) for which the principal securities trading market is in an Asian country. The Fund emphasizes investments in the emerging Asian markets countries. The Fund's portfolio management team considers emerging market countries to be those countries that major international financial institutions, such as the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), considers to be less economically mature than developed nations. Investments in emerging market countries may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.


Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Currently, the Fund intends to invest in issuers of the following Asian countries: Hong Kong (China), Singapore, Malaysia, Thailand, the Philippines, Indonesia, mainland China, Taiwan, South Korea, India, Pakistan, Sri Lanka or any country in the Asian region (other than Japan) that is open to foreign investment. There are no prescribed limits on geographic distribution of the Fund's investments; accordingly, the Fund may invest significant assets in any single Asian country. Such investment practices subject the Fund to greater risks impacting any single country. In addition, because of the Fund's policy of concentrating its investments in a single region, it is more susceptible than a fund with out such a policy to any single economic, political or regulatory occurrence affecting issuers located in that region.


The Fund's portfolio management team employs a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The Fund's portfolio management team uses a bottom-up research-driven investment strategy that emphasizes security selection and disposition on an individual company basis. The Fund's investment program emphasizes internal research of leading companies as the basis for stock selection, calling on a team of market specialists strategically based throughout Asia. This research process encompasses analysis of historical financial statements, identification of the potential for future earnings and cash flows, valuation of key assets, discussions with analysts to determine consensus expectations and an evaluation of the strength and depth of management. Visits with management from members of the research team are central to this process.


The Fund's portfolio management team considers valuation on an absolute basis and relative to market average and comparable companies in the region and emphasizes stocks where a catalyst can be identified which will correct undervaluation. Depending on the type of company, factors considered in selecting securities for investment include price-to-sales, price-to-earnings, price-to-cash flow, price-to-book value and price-to-replacement value of assets ratios. The Fund's portfolio management team evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. The Fund's research team evaluates macroeconomic and political factors when determining overall exposures within individual countries.


COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


DEBT SECURITIES. The Fund may invest up to 20% of its total assets in debt securities, including bills and bonds issued by the United States or Asian governmental entities; notes, debentures and bonds of Asian companies; and U.S. money market instruments. The Fund's portfolio management team believes it is likely that many of the debt securities of Asian issuers in which the Fund will invest will be unrated, and whether or not rated, may have speculative characteristics. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



INVESTMENT COMPANIES. The Fund may invest in securities of Asian issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALL- AND MEDIUM-SIZED COMPANIES. While the Fund focuses primarily on larger companies, it also may invest in small- to medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, it may be subject to greater investment risk than that assumed through investment in the securities of larger companies.



DERIVATIVE INSTRUMENTS. The Fund may enter into forward foreign currency exchange contracts and invest in derivative instruments. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.


                               RISKS OF INVESTING
                        IN SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Because of the lack of hedging facilities available in the currency markets of Asia, no active currency hedging strategy is anticipated currently.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's portfolio management team does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging market countries, which are in addition to the risks of investing in foreign securities generally.


                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.00%
...................................................
    Over $500 million            0.95%
...................................................
    Over $1 billion              0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Company is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $394 billion as of September 30, 2003. The Subadviser is a subsidiary of Morgan Stanley. Its main office is located at 23 Church Street, 16-01 Capital Square, Singapore 049481.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund's portfolio is managed within the Emerging Markets team. The team is made up of established investment professionals. Current members of the team include Narayan Ramachandran, Ashutosh Sinha and Hahn Sull. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfo-lio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such secu-rities may be valued at their fair value as determined in good faith by the Adviser based in accordance with pro-cedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of 'authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF     AS % OF
                                     OFFERING   NET AMOUNT
    SIZE OF INVESTMENT                PRICE      INVESTED
--------------------------------------------------------------
    Less than $50,000                 5.75%       6.10%
...............................................................
    $50,000 but less than $100,000    4.75%       4.99%
...............................................................
    $100,000 but less than $250,000   3.75%       3.90%
...............................................................
    $250,000 but less than $500,000   2.75%       2.83%
...............................................................
    $500,000 but less than
    $1,000,000                        2.00%       2.04%
...............................................................
    $1,000,000 or more                 *           *
...............................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another

Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in

Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" for more information on when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                          CLASS A SHARES
                                                                        YEAR ENDED JUNE 30,
                                                     2003#        2002#         2001#        2000#       1999#
      ---------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....    $8.38       $7.92         $13.06       $11.48       $6.53
                                                    -------       -----        -------       ------      ------
       Net Investment Income/Loss.................      .01        (.01)          (.05)        (.08)        .02
       Net Realized and Unrealized Gain/Loss......     (.90)        .47          (5.09)        1.66        4.93
                                                    -------       -----        -------       ------      ------
      Total From Investment Operations............     (.89)        .46          (5.14)        1.58        4.95
                                                    -------       -----        -------       ------      ------
      Net Asset Value, End of the Period..........    $7.49       $8.38          $7.92       $13.06      $11.48
                                                    =======       =====        =======       ======      ======
      Total Return *..............................  -10.62%(1)    5.54%(1)     -39.11%(1)    13.49%(1)   75.69%(1)
      Net Assets at End of the Period (In
       millions)..................................    $25.0       $36.3          $48.6        $76.3       $88.8
      Ratio of Expenses to Average Net
       Assets*(4).................................    2.08%       2.03%          2.02%        1.92%       1.95%
      Ratio of Net Investment Income/Loss to
       Average Net Assets*........................     .13%       (.13%)         (.50%)       (.66%)       .28%
      Portfolio Turnover..........................     174%        128%           125%         108%        138%
      *If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would have
        been as follows:
      Ratio of Expenses to Average Net Assets
       (4)........................................    3.11%       2.38%          2.13%        2.02%       2.03%
      Ratio of Net Investment Income/Loss to
       Average Net Assets.........................    (.90%)      (.48%)         (.61%)       (.76%)       .20%
      Ratio of Expenses to Average Net Assets
       Excluding Country Tax Expense and Interest
       Expense (4)................................    1.91%       1.90%          1.90%        1.90%       1.90%

                                                                          CLASS B SHARES
                                                                        YEAR ENDED JUNE 30,
                                                     2003#        2002#         2001#        2000#       1999#
      --------------------------------------------  -----------------------------------------------------------
      Net Asset Value, Beginning of the Period....    $7.91       $7.52         $12.43       $11.01       $6.31
                                                    -------       -----        -------      -------      ------
       Net Investment Income/Loss.................     (.04)       (.07)          (.12)        (.17)       (.03)
       Net Realized and Unrealized Gain/Loss......     (.84)        .46          (4.79)        1.59        4.73
                                                    -------       -----        -------      -------      ------
      Total From Investment Operations............     (.88)        .39          (4.91)        1.42        4.70
                                                    -------       -----        -------      -------      ------
      Net Asset Value, End of the Period..........    $7.03       $7.91          $7.52       $12.43      $11.01
                                                    =======       =====        =======      =======      ======
      Total Return *..............................  -11.13%(2)    5.19%(2)     -39.45%(2)    12.81%(2)   74.48%(2)
      Net Assets at End of the Period (In
       millions)..................................    $11.1       $18.7          $21.6        $45.8       $42.9
      Ratio of Expenses to Average Net
       Assets*(4).................................    2.83%       2.77%          2.77%        2.67%       2.70%
      Ratio of Net Investment Income/Loss to
       Average Net Assets*........................    (.58%)      (.94%)        (1.30%)      (1.42%)      (.44%)
      Portfolio Turnover..........................     174%        128%           125%         108%        138%
      *If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would have
        been as follows:
      Ratio of Expenses to Average Net Assets
       (4)........................................    3.86%       3.13%          2.92%        2.77%       2.78%
      Ratio of Net Investment Income/Loss to
       Average Net Assets.........................   (1.61%)     (1.30%)        (1.45%)      (1.52%)      (.52%)
      Ratio of Expenses to Average Net Assets
       Excluding Country Tax Expense and Interest
       Expense (4)................................    2.66%       2.65%          2.65%        2.65%       2.65%

                                                                          CLASS C SHARES
                                                                       YEAR ENDED JUNE 30,
                                                     2003#        2002#        2001#        2000#       1999#
      --------------------------------------------  --------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....     7.89        $7.50       $12.39       $10.97       $6.29
                                                    -------      -------      -------      -------      ------
       Net Investment Income/Loss.................     (.04)        (.07)        (.12)        (.17)       (.04)
       Net Realized and Unrealized Gain/Loss......     (.85)        0.46        (4.77)        1.59        4.72
                                                    -------      -------      -------      -------      ------
      Total From Investment Operations............     (.89)         .39        (4.89)        1.42        4.68
                                                    -------      -------      -------      -------      ------
      Net Asset Value, End of the Period..........    $7.00        $7.89        $7.50       $12.39      $10.97
                                                    =======      =======      =======      =======      ======
      Total Return *..............................  -11.28%(3)     5.20%(3)   -39.37%(3)    12.76%(3)   74.13%(3)
      Net Assets at End of the Period (In
       millions)..................................    $11.0        $14.6        $17.3        $38.9       $40.7
      Ratio of Expenses to Average Net
       Assets*(4).................................    2.84%        2.77%        2.77%        2.67%       2.70%
      Ratio of Net Investment Income/Loss to
       Average Net Assets*........................    (.52%)       (.94%)      (1.31%)      (1.43%)      (.48%)
      Portfolio Turnover..........................     174%         128%         125%         108%        138%
      *If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would have
        been as follows:
      Ratio of Expenses to Average Net Assets
       (4)........................................    3.87%        3.13%        2.92%        2.77%       2.78%
      Ratio of Net Investment Income/Loss to
       Average Net Assets.........................   (1.55%)      (1.30%)      (1.46%)      (1.53%)      (.56%)
      Ratio of Expenses to Average Net Assets
       Excluding Country Tax Expense and Interest
       Expense (4)................................    2.66%        2.65%        2.65%        2.65%       2.65%

    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CSDC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CSDC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (4) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction in expenses, the ratio would decrease by .01% for the year ended June 30, 2003.

    #  Based on average shares outstanding.


    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN ASIAN EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Asian Equity Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Asian Equity Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Asian Equity
Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421 2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                     MSAG PRO 10/03
Act File No. is 811-7140.

Van Kampen Emerging Markets Fund
 -------------------------------------------------------------------------------

Van Kampen Emerging Markets Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  21
Distributions from the Fund.................................  23
Shareholder Services........................................  24
Federal Income Taxation.....................................  26
Financial Highlights........................................  28



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund's portfolio management team seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Fund's portfolio management team combines top-down country criteria to allocate the Fund's assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Fund may invest up to 35% of its total assets in debt securities, including up to 10% of its total assets in lower-grade debt securities (commonly referred to as "junk bonds"), which involve special risks. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. In addition, securities of emerging country issuers may underperform relative to other sectors of the market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.

RISKS OF INVESTING IN EMERGING COUNTRY ISSUERS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.


NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the substantially increased risks associated with investing in securities of emerging country issuers

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in a non-diversified portfolio of equity securities of emerging country issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                              -7.1
1996                                                                               6.3
1997                                                                              -2.0
1998                                                                             -26.3
1999                                                                             101.4
2000                                                                             -38.2
2001                                                                              -5.8
2002                                                                              -6.8


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 30.66%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 50.70% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -24.34% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index")*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



     AVERAGE ANNUAL
     TOTAL RETURNS
     FOR THE
     PERIODS ENDED         PAST      PAST       SINCE
     DECEMBER 31, 2002    1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------
     Van Kampen Emerging
     Markets Fund --
     Class A Shares
       Return Before
       Taxes              -12.14%   -5.37%     -4.49%(1)
       Return After
       Taxes on
       Distributions      -12.14%   -5.35%     -4.93%(1)
       Return After
       Taxes on
       Distributions and
       Sale of Fund
       Shares              -7.45%   -4.17%     -3.58%(1)
     MSCI EMF Index        -6.17%   -4.95%     -4.01%(2)
............................................................
     Van Kampen Emerging
     Markets Fund --
     Class B Shares
       Return Before
       Taxes              -12.09%   -5.15%     -3.86%(3)**
     MSCI EMF Index        -6.17%   -4.95%     -4.90%(4)
............................................................
     Van Kampen Emerging
     Markets Fund --
     Class C Shares
       Return Before
       Taxes               -8.49%   -4.83%     -4.48%(1)
     MSCI EMF Index        -6.17%   -4.95%     -4.01%(2)
............................................................



Inception dates: (1) 7/6/94, (2) 6/30/94, (3) 8/1/95, (4) 7/31/95.



 * The MSCI EMF Index is a free float-adjusted market capitalization index which is designed to measure equity market performance in the global emerging markets. For the period from the Fund's inception through December 31, 2000, the index's returns include those of the MSCI EMF "Gross" Index, which assumes dividends gross of withholding taxes but net of domestic tax credits. For the period beginning January 1, 2001, the index's returns reflect those of the "Net" Index, which reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index.



** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           1.25%        1.25%        1.25%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            1.32%        1.32%        1.32%
.................................................................
Total annual fund
operating expenses(6)        2.82%        3.57%        3.57%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" below for more information on when the fees apply.



(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees and other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 2.29%, for Class A Shares, 3.04% Class B Shares and 3.04% Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expense (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $844      $1,399      $1,978      $3,541
......................................................................
Class B Shares           $860      $1,394      $2,000      $3,670*
......................................................................
Class C Shares           $460      $1,094      $1,850      $3,836
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $844      $1,399      $1,978      $3,541
......................................................................
Class B Shares           $360      $1,094      $1,850      $3,670*
......................................................................
Class C Shares           $360      $1,094      $1,850      $3,836
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. These include securities of companies
(i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging country, (ii) that are organized under the laws of and have a principal office(s) in an emerging country or (iii) that derive 50% or more of their total revenues from either goods produced, sales made or services performed in an emerging country. The Fund's investment adviser will base determinations as to a company's eligibility on publicly available information and inquiries made to the company. Investments in securities of companies in emerging countries may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of emerging country issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The Fund's investment adviser considers emerging countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Allocation of the Fund's investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund's investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.


The Fund's investment adviser employs an investment strategy which combines top-down country allocation with bottom-up stock selection. In selecting securities for investment, the Fund focuses on those companies that offer attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation. The Fund's investment adviser works with a team of investment professionals who individually represent expertise in emerging countries in which the Fund invests, and who together analyze the overall global economic environment and its impact on such markets. Within a market, the Fund's investment adviser allocates the Fund's assets based on a variety of factors, including relative economic, political and social fundamentals, stock valuations, investor sentiment and the research and analysis of its team specialists. The Fund's investment adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.


COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



DEBT SECURITIES. Subject to limitations described previously, the Fund also may invest in (i) debt securities denominated in the currency of or issued or guaranteed by a company or the government of an emerging country, (ii) equity or debt securities of corporate or government issuers located in industrialized countries or (iii) money-market instruments. The Fund invests in debt securities when the Fund's investment adviser believes such investments offer opportunities for capital appreciation. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly referred to as "junk bonds") which involve, among other things, greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a description of securities ratings, see the appendix to the Fund's Statement of Additional Information. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. For a further description of the risks of lower-grade securities, see the Fund's Statement of Additional Information.


INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALL- AND MEDIUM-SIZED COMPANIES. The Fund may invest in issuers of any capitalization range. The securities of small- to medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL RISKS OF INVESTING IN EMERGING COUNTRIES ISSUERS. The risks of foreign investment are heightened when the issuer is from an emerging country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging countries, which are in addition to the risks of investing in foreign securities generally.


                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."



The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.25%
...................................................
    Next $500 million            1.20%
...................................................
    Over $1 billion              1.15%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.25% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets Equity team. The team is made up of established investment professionals. Current members of the team include Narayan Ramachandran, Ruchir Sharma and Ashutosh Sinha, Managing Directors of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.50%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See

"Redemption of Shares" above for more information about when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                          CLASS A SHARES
                                                                                        YEAR ENDED JUNE 30,
                                                                       2003#      2002#      2001#        2000#        1999#
      -----------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................     $8.50       $8.26     $13.37        $9.87        $7.98
                                                                      -------    -------    -------       ------       ------
       Net Investment Income/Loss.................................       -0-+       (.01)      (.06)        (.18)         .03
       Net Realized and Unrealized Gain/Loss......................       .15         .25      (5.05)        3.68         1.86
                                                                      -------    -------    -------       ------       ------
      Total From Investment Operations............................       .15         .24      (5.11)        3.50         1.89
                                                                      -------    -------    -------       ------       ------
      Less:
       Return of Capital Distributions............................       -0-         -0-        -0-          -0-          -0-+
       Distributions from Net Realized Gain.......................       -0-         -0-        -0-          -0-          -0-+
                                                                      -------    -------    -------       ------       ------
      Total Distributions.........................................       -0-         -0-        -0-          -0-          -0-+
                                                                      -------    -------    -------       ------       ------
      Net Asset Value, End of the Period..........................     $8.65       $8.50      $8.26       $13.37        $9.87
                                                                      =======    =======    =======       ======       ======
      Total Return*...............................................     1.65%(1)    3.03%(1) (38.17%)(1)   35.36%(1)    23.92%(1)
      Net Assets at End of the Period (In millions)...............     $53.3       $75.1      $90.8       $106.2        $63.3
      Ratio of Expenses to Average Net Assets*....................     2.29%       2.22%      2.25%        2.20%        2.34%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................      .01%       (.17%)     (.68%)      (1.43%)        .44%
      Portfolio Turnover..........................................       86%         94%        99%         102%         132%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     2.82%       2.47%      2.30%        2.25%        2.56%
      Ratio of Net Investment Income/Loss to Average Net Assets...     (.52%)      (.42%)     (.73%)      (1.48%)        .22%
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................     2.15%       2.15%      2.15%        2.15%        2.15%

                                                                                        CLASS B SHARES
                                                                                     YEAR ENDED JUNE 30,
                                                                    2003#      2002#      2001#        2000#        1999#
      ------------------------------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $8.07      $7.88     $12.83        $9.55        $7.78
                                                                    ------    -------    -------       ------       ------
       Net Investment Income/Loss.................................    (.05)      (.07)      (.14)        (.26)        (.02)
       Net Realized and Unrealized Gain/Loss......................     .13        .26      (4.81)        3.54         1.79
                                                                    ------    -------    -------       ------       ------
      Total From Investment Operations............................     .08        .19      (4.95)        3.28         1.77
                                                                    ------    -------    -------       ------       ------
      Less:
       Return of Capital Distributions............................     -0-        -0-        -0-          -0-          -0-+
       Distributions from Net Realized Gain.......................     -0-        -0-        -0-          -0-          -0-+
                                                                    ------    -------    -------       ------       ------
      Total Distributions.........................................     -0-        -0-        -0-          -0-          -0-+
                                                                    ------    -------    -------       ------       ------
      Net Asset Value, End of the Period..........................   $8.15      $8.07      $7.88       $12.83        $9.55
                                                                    ======    =======    =======       ======       ======
      Total Return*...............................................   0.99%(2)   2.41%(2) (38.58%)(2)   34.35%(2)    22.99%(2)
      Net Assets at End of the Period (In millions)...............   $28.0      $35.3      $36.8        $62.8        $38.3
      Ratio of Expenses to Average Net Assets*....................   3.04%      2.96%      3.00%        2.95%        3.09%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   (.71%)     (.91%)    (1.50%)      (2.21%)       (.29%)
      Portfolio Turnover..........................................     86%        94%        99%         102%         132%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   3.57%      3.21%      3.10%        3.00%        3.31%
      Ratio of Net Investment Income/Loss to Average Net Assets...  (1.24%)    (1.16%)    (1.60%)      (2.26%)       (.51%)
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................   2.90%      2.90%      2.90%        2.90%        2.90%

                                                                                        CLASS C SHARES
                                                                                     YEAR ENDED JUNE 30,
                                                                    2003#      2002#      2001#        2000#        1999#
      ------------------------------------------------------------  ---------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $8.10      $7.90     $12.87        $9.57        $7.79
                                                                    ------    -------    -------       ------       ------
       Net Investment Income/Loss.................................    (.05)      (.07)      (.15)        (.27)        (.02)
       Net Realized and Unrealized Gain/Loss......................     .13        .27      (4.82)        3.57         1.80
                                                                    ------    -------    -------       ------       ------
      Total From Investment Operations............................     .08        .20      (4.97)        3.30         1.78
                                                                    ------    -------    -------       ------       ------
      Less:
       Return of Capital Distributions............................     -0-        -0-        -0-          -0-          -0-+
       Distributions from Net Realized Gain.......................      0-        -0-        -0-          -0-          -0-+
                                                                    ------    -------    -------       ------       ------
      Total Distributions.........................................     -0-        -0-        -0-          -0-          -0-+
                                                                    ------    -------    -------       ------       ------
      Net Asset Value, End of the Period..........................   $8.18      $8.10      $7.90       $12.87        $9.57
                                                                    ======    =======    =======       ======       ======
      Total Return*...............................................   0.99%(3)   2.53%(3) (38.57%)(3)   34.38%(3)    23.09%(3)
      Net Assets at End of the Period (In millions)...............   $13.9      $17.1      $18.8        $33.3        $21.9
      Ratio of Expenses to Average Net Assets*....................   3.04%      2.96%      3.00%        2.95%        3.09%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   (.71%)     (.91%)    (1.52%)      (2.24%)       (.32%)
      Portfolio Turnover..........................................     86%        94%        99%         102%         132%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   3.57%      3.21%      3.10%        3.00%        3.31%
      Ratio of Net Investment Income/Loss to Average Net Assets...  (1.24%)    (1.16%)    (1.62%)      (2.29%)       (.54%)
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................   2.90%      2.90%      2.90%        2.90%        2.90%



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



     +  Amount is less than $0.01 per share.



     #  Based on average shares outstanding.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone system 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EMERGING MARKETS FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Emerging Markets Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Emerging Markets Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Emerging
Markets Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]
Act File No. is 811-7140.                                         MSEM PRO 10/03

Van Kampen Emerging Markets Income Fund

 -------------------------------------------------------------------------------


Van Kampen Emerging Markets Income Fund's (formerly known as Van Kampen Worldwide High Income Fund) primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund invests primarily in income securities of emerging market country issuers.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   7
Investment Objectives, Strategies and Risks.................   8
Investment Advisory Services................................  20
Purchase of Shares..........................................  21
Redemption of Shares........................................  28
Distributions from the Fund.................................  30
Shareholder Services........................................  30
Federal Income Taxation.....................................  32
Financial Highlights........................................  34
Appendix -- Description of Securities Ratings............... A-1



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's portfolio management team uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. In selecting income securities for the Fund's portfolio, the Fund considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer. The Fund seeks securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team for income or capital appreciation of such securities materially change. This could be a result of a security exceeding expectations, a security meeting expectations but identification of better opportunities elsewhere, or a deterioration of fundamentals of the underlying issuer.


The Fund's investments in lower-grade securities and emerging market countries securities involve greater risks as compared to investments in higher-grade securities or developed countries. Lower-grade debt securities are commonly known as "junk bonds." The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

FOREIGN AND EMERGING MARKET COUNTRIES RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because a significant portion of the Fund's total assets are invested in lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment-grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Although the Fund has no policy limiting the maturities of its investments, under normal market conditions, the Fund's portfolio management team seeks to maintain the portfolio's average time to maturity within the range of medium or longer-term securities. This means that the Fund is subject to more market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities, especially those with longer maturities or that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, particularly developing or emerging market countries, may be more volatile than U.S. markets.


Market risk is often greater among certain types of income securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional fixed income securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income and, secondarily, capital appreciation


- Are willing to take on the increased risks associated with investing in emerging market country issuers and lower-grade securities


- Can withstand volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that invests primarily in income securities of emerging market country issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                              20.0
1996                                                                              26.0
1997                                                                              15.6
1998                                                                             -17.2
1999                                                                              18.0
2000                                                                              -4.6
2001                                                                              -4.2
2002                                                                              -1.4


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 20.73%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 14.18% (for the quarter ended June 30, 1995) and the lowest quarterly return for Class A Shares was -24.09% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Worldwide High Income Blended Index II* and the J.P. Morgan Emerging Markets Bond Index Global,** a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       SINCE
    DECEMBER 31, 2002            1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen Worldwide
    High Income Fund -- Class A
    Shares
      Return Before Taxes        -6.09%   -3.45%      4.65%(1)
      Return After Taxes on
      Distributions              -9.84%   -7.55%     -0.13%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                -3.78%   -4.53%      1.50%(1)
    Worldwide High Income
    Blended Index II              8.15%    4.69%     10.00%(1)
    J.P. Morgan Emerging
    Markets Bond Index Global    13.11%    7.58%     13.17%(1)
..................................................................
    Van Kampen Worldwide
    High Income Fund --
    Class B Shares --
      Return Before Taxes        -5.60%   -3.40%      3.86%(2)***
    Worldwide High Income
    Blended Index II              8.15%    4.69%      9.56%(2)
    J.P. Morgan Emerging
    Markets Bond Index Global    13.11%    7.58%     13.39%(2)
..................................................................
    Van Kampen Worldwide
    High Income Fund --
    Class C Shares --
      Return Before Taxes        -2.93%   -3.20%      4.46%(1)
    Worldwide High Income
    Blended Index II              8.15%    4.69%     10.00%(1)
    J.P. Morgan Emerging
    Markets Bond Index Global    13.11%    7.58%     13.17%(1)
..................................................................


Inception dates: (1) 4/21/94, (2) 8/1/95.

 * The Worldwide High Income Blended Index II is an unmanaged index composed of 50 percent Credit Suisse First Boston Global High Yield Index and 50 percent J.P. Morgan Emerging Markets Bond Index Global.


 ** Based on the Fund's asset composition, the Fund's investment adviser believes the J.P. Morgan Emerging Markets Bond Index Global is a more appropriate benchmark for the Fund than the Worldwide High Income Blended Index II. The Worldwide High Income Blended Index II will not be shown in future prospectuses of the Fund. The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged, broad-based market index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities.


*** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended June 30, 2003 is 5.76% for Class A Shares, 5.32% for Class B Shares and 5.31% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003)
----------------------------------------------------------------
Management fees(5)           0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.61%        0.61%        0.61%
.................................................................
Total annual fund
operating expenses(5)        1.61%        2.36%        2.36%
.................................................................


(1) Reduced for purchases of $100,000 and over. See purchase of Shares -- Class A Shares.

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.57% for Class A Shares, 2.31% for Class B Shares and 2.31% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $631      $  959      $1,309      $2,295
......................................................................
Class B Shares           $639      $1,036      $1,410      $2,510*
......................................................................
Class C Shares           $339      $  736      $1,260      $2,696
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $631      $959       $1,309      $2,295
.....................................................................
Class B Shares           $239      $736       $1,260      $2,510*
.....................................................................
Class C Shares           $239      $736       $1,260      $2,696
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objectives,
Strategies and Risks


 -------------------------------------------------------------------------------


                             INVESTMENT OBJECTIVES


The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.


                        INVESTMENT STRATEGIES AND RISKS



Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's portfolio management team uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. The Fund's portfolio management team emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Fund's portfolio management team conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Under normal market conditions, the Fund invests at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in income securities of emerging markets country issuers. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.



The Fund's portfolio management team intends to invest in income securities of emerging market country issuers that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. As used in this Prospectus, the term "emerging market country" applies to any country which, in the opinion of the Fund's portfolio management team, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. In selecting emerging market countries debt securities for investment, the Fund's portfolio management team applies a market risk analysis assessing factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging market countries debt securities generally are subject to higher risks than investments in domestic securities or securities of developed markets. See "Risks of Investing in Securities of Foreign Issuers" below.



Under normal conditions, the Fund invests at least 80% of its net assets at the time of investment (including any borrowing for investment purposes) in high yielding, high risk securities, commonly known as "junk bonds." The Fund's Board of Directors has approved a change in this policy and a notice describing the change was mailed to shareholders on or about October 31, 2003. Effective January 1, 2004, under normal market conditions, the Fund will invest at least 65% of its net assets at the time of investment in high yielding, high risk securities.


                                 UNDERSTANDING
                                QUALITY RATINGS

   Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line are considered "investment-grade," while those with ratings below the bold line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this Prospectus.

         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         CCC       Caa          Poor quality
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
           D       --           In default
.......................................................


In selecting lower-rated or comparable quality unrated income securities for the Fund's portfolio, the Fund's portfolio management team considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer.



The Fund's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The assessment of the Fund's portfolio management team of the fixed income markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in fixed income markets which offer the most attractive real returns relative to inflation.

The types of fixed income securities in which the Fund may invest include, but are not limited to, the following: fixed or variable rate bonds, notes, bills or debentures; discount, zero coupon or payment-in-kind securities; preferred stock; convertible securities; warrants; loans, loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities; and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or an index. The Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.


The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with shorter maturities generally offer lesser yields than fixed income securities with longer maturities assuming all other factors, including credit quality, being equal. The average time to maturity of the Fund's securities will vary depending upon the perception of the Fund's portfolio management team of market conditions. Under normal market conditions, the Fund invests primarily in medium or longer-term securities. When the Fund's portfolio management team believes that real yields are high, the Fund lengthens the remaining maturities of securities held by it and, conversely, when the Fund's portfolio management team believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the securities it holds, and the Fund's portfolio management team may vary the average maturity of the securities held in the Fund's portfolio without limit.


Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests primarily in lower-grade fixed income securities. The Fund may purchase unrated lower-grade securities and rated lower-grade securities with no minimum quality standard limitation, including securities that are in default. Lower-grade securities tend to offer higher yields than higher-grade securities with the same maturities, but generally involve greater risks of default and of volatility in price than higher-grade securities. Rated lower-grade securities are regarded by recognized rating organizations as predominantly speculative with respect to the issuer's continuing ability to pay interest and principal. Ratings agencies assign ratings based upon their opinions of the quality of the securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. Many foreign securities, and particularly securities of issuers from emerging market countries, may not be rated for creditworthiness by any recognized rating organization. See "Risks of Investing in Lower-Grade Securities" below.

Certain types of fixed income securities are subject to additional market, credit or other risks not associated with traditional fixed income securities, see "Additional Information Regarding Certain Income Securities" below.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's portfolio management team does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in developing or emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

The Fund's investments may include securities with the lowest grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its portfolio management team's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's portfolio management team continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the analysis of the Fund's portfolio management team without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's portfolio management team is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended June 30, 2003, in the various rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal period computed on a monthly basis.



    PERIOD ENDED JUNE 30, 2003           UNRATED SECURITIES OF
                    RATED SECURITIES      COMPARABLE QUALITY
       RATING      (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
      CATEGORY      PORTFOLIO VALUE)       PORTFOLIO VALUE)
------------------------------------------------------------------
    AAA/Aaa               0.15%                  0.00%
...................................................................
    AA/Aa                 0.01%                  0.00%
...................................................................
    A/A                   2.31%                  0.00%
...................................................................
    BBB/Baa              23.99%                  0.00%
...................................................................
    BB/Ba                33.13%                  1.30%
...................................................................
    B/B                  30.35%                  1.05%
...................................................................
    CCC/Caa               3.02%                  0.02%
...................................................................
    CC/Ca                 3.04%                  0.80%
...................................................................
    C/C                   0.04%                  0.00%
...................................................................
    D                     0.27%                  0.52%
...................................................................
    Percentage of
    Rated and
    Unrated
    Securities           96.31%                  3.69%
...................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING
                           CERTAIN INCOME SECURITIES

DISCOUNT, ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's portfolio management team believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.


SOVEREIGN DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a sovereign debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.


LOANS. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign or corporate obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties.

In the case of participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participations and only upon receipt by the lender of the payments from the borrower. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Fund's portfolio management team to be creditworthy.

When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund anticipates that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund monitors the liquidity of such loan interests and loan interests not considered liquid are subject to the Fund's limitation on illiquid securities.


PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the over-the-counter secondary market. A significant portion of the high yield, high risk bond market is privately placed securities or restricted securities sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund monitors the liquidity of such securities and securities not considered liquid are subject to the Fund's limitation on illiquid securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale.



STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments" which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the investment objectives of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                               OTHER INVESTMENTS
                                AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements in an aggregate amount up to 33 1/3% of its total assets (including the amount borrowed) for investment purposes. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Borrowing may be done on a secured or unsecured basis. The Fund may pay various fees and expenses in connection with the borrowing, and the loan agreements may contain covenants or restrictions on certain investment practices in which the Fund may otherwise be permitted to engage.


Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may, from time to time, make short sales without limitation of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash or other liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

The Fund may invest in securities indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries is not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for income or capital growth has lessened, or for other reasons.

The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for high current income and capital appreciation on these securities will tend to be lower than the potential for high current income and capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or the Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets Debt team. The team is made up of established investment professionals. Current members of the team include Abigail L. McKenna, a Managing Director of the Adviser, Eric Baurmeister, an Executive Director of the Adviser, and Federico Kaune, a Vice President of the Adviser. The composition of each team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or trading on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc.

("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and after              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account; or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Any recognized Capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certification as to foreign tax status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Dividends with respect to the Fund will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder generally would not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                    CLASS A SHARES
                                                                              FISCAL YEAR ENDED JUNE 30,
                                                                    2003#     2002#     2001#     2000#      1999#
      -------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $6.63     $8.11     $9.93     $9.90     $12.46
       Net Investment Income......................................     .52      0.71      1.00      1.14       1.06
       Net Realized and Unrealized Gain/Loss......................     .88     (1.36)    (1.77)    (0.06)     (2.51)
                                                                    ------    ------    ------    ------    -------
      Total From Investment Operations............................    1.40     (0.65)    (0.77)     1.08      (1.45)
                                                                    ------    ------    ------    ------    -------
      Less:
       Distributions from Net Investment Income...................    (.50)    (0.83)    (1.05)    (1.05)     (1.10)
       Return of Capital Distributions............................    (.06)      -0-       -0-       -0-      (0.01)
                                                                    ------    ------    ------    ------    -------
      Total Distributions.........................................    (.56)    (0.83)    (1.05)    (1.05)     (1.11)
                                                                    ------    ------    ------    ------    -------
      Net Asset Value, End of the Period..........................   $7.47     $6.63     $8.11     $9.93      $9.90
                                                                    ======    ======    ======    ======    =======
      Total Return*...............................................  22.51%(1) -6.92%(1) -8.23%(1) 11.39%(1) -11.14%(1)
      Net assets at End of the Period (In millions)...............   $33.8     $22.4     $31.1     $44.9      $58.5
      Ratio of Expenses to Average Net Assets*....................   1.57%     1.53%     1.55%     1.60%      1.45%
      Ratio of Net Investment Income to Average Net Assets*.......   7.75%     9.46%    10.96%    11.41%     10.55%
      Portfolio Turnover..........................................    133%       94%      141%      119%       121%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   1.61%       N/A       N/A       N/A        N/A
      Ratio of Net Investment Income to Average Net Assets........   7.71%       N/A       N/A       N/A        N/A
      Ratio of Net Expenses to Average Net Assets Excluding
       Country Tax Expense and Interest Expense...................   1.55%       N/A     1.45%     1.46%        N/A

                                                                                    CLASS B SHARES
                                                                              FISCAL YEAR ENDED JUNE 30,
                                                                    2003#     2002#     2001#     2000#      1999#
      ------------------------------------------------------------  -----------------------------------------------
      Net Asset Value, Beginning of the Period....................   $6.61     $8.08     $9.89     $9.86     $12.40
       Net Investment Income......................................     .47      0.65      0.93      1.06       0.98
       Net Realized and Unrealized Gain/Loss......................     .87     (1.34)    (1.76)    (0.06)     (2.50)
                                                                    ------    ------    ------    ------    -------
      Total From Investment Operations............................    1.34     (0.69)    (0.83)     1.00      (1.52)
                                                                    ------    ------    ------    ------    -------
      Less:
       Distributions from Net Investment Income...................    (.47)    (0.78)    (0.98)    (0.97)     (1.01)
       Return of Capital Distributions............................    (.04)      -0-       -0-       -0-      (0.01)
                                                                    ------    ------    ------    ------    -------
      Total Distributions.........................................    (.51)    (0.78)    (0.98)    (0.97)     (1.02)
                                                                    ------    ------    ------    ------    -------
      Net Asset Value, End of the Period..........................   $7.44     $6.61     $8.08     $9.89      $9.86
                                                                    ======    ======    ======    ======    =======
      Total Return*...............................................  21.52%(2) -7.48%(2) -8.99%(2) 10.58%(2) -11.82%(2)
      Net assets at End of the Period (In millions)...............   $39.9     $43.9     $64.1     $90.9     $107.0
      Ratio of Expenses to Average Net Assets*....................   2.31%     2.28%     2.30%     2.35%      2.20%
      Ratio of Net Investment Income to Average Net Assets*.......   7.10%     8.71%    10.21%    10.65%      9.81%
      Portfolio Turnover..........................................    133%       94%      141%      119%       121%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.36%       N/A       N/A       N/A        N/A
      Ratio of Net Investment Income to Average Net Assets........   7.05%       N/A       N/A       N/A        N/A
      Ratio of Net Expenses to Average Net Assets Excluding
       Country Tax Expense and Interest Expense...................   2.30%       N/A     2.20%     2.21%        N/A

                                                                                    CLASS C SHARES
                                                                              FISCAL YEAR ENDED JUNE 30,
                                                                    2003#     2002#     2001#     2000#      1999#
      ------------------------------------------------------------  --------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $6.62     $8.08     $9.89     $9.87     $12.40
       Net Investment Income......................................     .47      0.64      0.93      1.06       0.98
       Net Realized and Unrealized Gain/Loss......................     .87     (1.32)    (1.76)    (0.07)     (2.49)
                                                                    ------    ------    ------    ------    -------
      Total From Investment Operations............................    1.34     (0.68)    (0.83)     0.99      (1.51)
                                                                    ------    ------    ------    ------    -------
      Less:
       Distributions from Net Investment Income...................    (.46)    (0.78)    (0.98)    (0.97)     (1.01)
       Return of Capital Distributions............................    (.05)      -0-       -0-       -0-      (0.01)
                                                                    ------    ------    ------    ------    -------
      Total Distributions.........................................    (.51)    (0.78)    (0.98)    (0.97)     (1.02)
                                                                    ------    ------    ------    ------    -------
      Net Asset Value, End of the Period..........................   $7.45     $6.62     $8.08     $9.89      $9.87
                                                                    ======    ======    ======    ======    =======
      Total Return*...............................................  21.49%(3) -7.47%(3) -8.88%(3) 10.57%(3) -11.83%(3)
      Net assets at End of the Period (In millions)...............   $17.8     $17.4     $23.3     $33.5      $40.6
      Ratio of Expenses to Average Net Assets*....................   2.31%     2.28%     2.30%     2.35%      2.20%
      Ratio of Net Investment Income to Average Net Assets*.......   7.08%     8.68%    10.21%    10.65%      9.81%
      Portfolio Turnover..........................................    133%       94%      141%      119%       121%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.36%       N/A       N/A       N/A        N/A
      Ratio of Net Investment Income to Average Net Assets........   7.03%       N/A       N/A       N/A        N/A
      Ratio of Net Expenses to Average Net Assets Excluding
       Country Tax Expense and Interest Expense...................   2.30%       N/A     2.20%     2.21%        N/A


    N/A = Not Applicable

    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     # Net investment income per share is based on daily average shares outstanding.

Appendix -- Description of Securities Ratings


 -------------------------------------------------------------------------------


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



Issue credit ratings are based in varying degrees, on the following considerations:



1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation: and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



N.R.: Not rated.



Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                       BOND INVESTMENT QUALITY STANDARDS



Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.



                                MUNICIPAL NOTES



A S&P's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



-- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.



Note rating symbols are as follows:



SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                                COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                            TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



1)Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



2)Notes allowing for negative coupons, or negative principal.



3)Notes containing any provision which could obligate the investor to make any additional payments.



Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                            SHORT-TERM EXEMPT NOTES



In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.



In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.



MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



                          TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



                                    PRIME-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



                                    PRIME-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                    PRIME-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



                                   NOT PRIME



Issuers rated Not Prime do not fall within any of the Prime rating categories.



In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

For More Information

 -------------------------------------------------------------------------------

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   - Call your broker
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     Automated Telephone 800-847-2424

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VAN KAMPEN EMERGING MARKETS INCOME FUND

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Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Emerging Markets Income Fund


Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713


Attn: Van Kampen Emerging Markets Income Fund


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen

Emerging Markets

Income Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                  MSWW PRO 10/03


The Fund's Investment Company
Act File No. is 811-7140.                                            65009PRO-00

Van Kampen Equity Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Equity Growth Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium-and large-capitalization companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  19
Distributions from the Fund.................................  21
Shareholder Services........................................  21
Federal Income Taxation.....................................  23
Financial Highlights........................................  25



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies that exhibit strong earnings growth. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team for growth of such securities materially change.


Under normal market conditions, the Fund invests primarily in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of medium and smaller-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investor who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the four calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                              38.3
2000                                                                             -12.3
2001                                                                             -15.4
2002                                                                             -28.4


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 12.57%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the four-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.41% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -18.38% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index*, a broad-based market index that the Fund's portfolio management team believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST       SINCE
    DECEMBER 31, 2002             1 YEAR    INCEPTION
---------------------------------------------------------
    Van Kampen Equity
    Growth Fund -- Class A
    Shares
      Return Before Taxes         -32.47%    -5.91%(1)
      Return After Taxes on
      Distributions               -32.47%    -6.47%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                 -19.94%    -4.63%(1)
    Standard & Poor's 500 Index   -22.10%    -3.28%(1)
..........................................................
    Van Kampen Equity Growth
    Fund -- Class B Shares
      Return Before Taxes         -32.43%    -5.66%(1)
    Standard & Poor's 500 Index   -22.10%    -3.28%(1)
..........................................................
    Van Kampen Equity Growth
    Fund -- Class C Shares
      Return Before Taxes         -29.51%    -5.38%(1)
    Standard & Poor's 500 Index   -22.10%    -3.28%(1)
..........................................................


Inception Date: (1) 5/28/98


* The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003)
----------------------------------------------------------------
Management fees(5)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.70%        0.70%        0.70%
.................................................................
Total annual fund
operating expenses(5)        1.75%        2.50%        2.50%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-none

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $743      $1,094      $1,469      $2,519
......................................................................
Class B Shares           $753      $1,079      $1,481      $2,652*
......................................................................
Class C Shares           $353      $  779      $1,331      $2,836
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $743      $1,094      $1,469      $2,519
......................................................................
Class B Shares           $253      $  779      $1,331      $2,652*
......................................................................
Class C Shares           $253      $  779      $1,331      $2,836
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies. The Fund's portfolio management team emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's portfolio management team seeks those companies with the potential for strong earnings growth and compelling business strategies. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.


The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund emphasizes companies that the Fund's portfolio management team believes are positioned to deliver surprisingly strong earnings growth versus consensus expectations. The Fund's portfolio management team continually and rigorously studies company developments including business strategy, management focus and financial results, and closely monitors analysts' consensus expectations seeking to identify such companies. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be volatile. Valuation is of secondary importance in the Fund's investment program and is viewed in context of prospects for sustainable earnings growth.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.



COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



SMALL- MEDIUM AND LARGE-SIZED COMPANIES. Although the Fund generally invests in medium- and larger-sized companies, it also may invest in smaller-sized companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent the Fund invests in medium- and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate future contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested, for non-hedging purposes, in Strategic Transactions other than futures contracts and options on futures contracts.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which, would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Large Cap Growth team. The team is made up of established investment professionals. Current members of the team include William S. Auslander, a Managing Director of the Adviser, and Jeffrey Alvino, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than

$1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions
from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time.

Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).



Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholders held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                CLASS A SHARES
                                                                          FISCAL YEAR ENDED JUNE 30,
                                                                    2003#      2002#      2001#     2000#     1999#
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of Period........................   $8.38     $10.76     $15.42    $12.54    $10.29
                                                                    ------    -------    -------    ------    ------
      Income From Investment Operations
       Net Investment Loss........................................    (.02)      (.06)      (.09)     (.11)     (.06)
       Net Realized and Unrealized Gain/Loss......................    (.30)     (2.32)     (3.85)     3.47      2.31
                                                                    ------    -------    -------    ------    ------
      Total From Investment Operations............................    (.32)     (2.38)     (3.94)     3.36      2.25
      Less Distributions from Net Realized Gain...................     -0-        -0-       0.72      0.48       -0-+
                                                                    ------    -------    -------    ------    ------
      Net Asset Value, End of Period..............................   $8.06      $8.38     $10.76    $15.42    $12.54
                                                                    ======    =======    =======    ======    ======
      Total Return*...............................................  -3.82%(1) -22.12%(1) -26.15%(1) 27.26%(1) 21.90%(1)
      Net Assets at End of the Period (In millions)...............   $34.4      $31.0      $38.3     $41.6     $17.2
      Ratio of Expenses to Average Net Assets*....................   1.50%      1.50%      1.50%     1.50%     1.50%
      Ratio of Net Investment Income/Loss to Average
       Net Assets.................................................   (.30%)     (.60%)     (.68%)    (.77%)    (.57%)
      Portfolio Turnover..........................................    186%       115%        71%       73%      126%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   1.75%      1.60%      1.58%     1.69%     1.98%
      Ratio of Net Investment Loss to Average Net Assets..........   (.55%)     (.70%)     (.76%)    (.96%)   (1.05%)

                                                                                CLASS B SHARES
                                                                          FISCAL YEAR ENDED JUNE 30,
                                                                    2003#      2002#      2001#     2000#     1999#
      ------------------------------------------------------------  ------------------------------------------------
      Net Asset Value, Beginning of Period........................   $8.12     $10.51     $15.19    $12.45    $10.28
                                                                    ------    -------    -------    ------    ------
      Income From Investment Operations
       Net Investment Loss........................................    (.08)      (.13)      (.18)     (.21)     (.14)
       Net Realized and Unrealized Gain/Loss......................    (.28)     (2.26)     (3.78)     3.43      2.31
                                                                    ------    -------    -------    ------    ------
      Total From Investment Operations............................    (.36)     (2.39)     (3.96)     3.22      2.17
      Less Distributions from Net Realized Gain...................     -0-        -0-      (0.72)    (0.48)      -0-+
                                                                    ------    -------    -------    ------    ------
      Net Asset Value, End of Period..............................   $7.76      $8.12     $10.51    $15.19    $12.45
                                                                    ======    =======    =======    ======    ======
      Total Return*...............................................  -4.55%(2) -22.65%(2) -26.70%(2) 26.32%(2) 21.14%(2)
      Net Assets at End of the Period (In millions)...............   $28.7      $30.4      $43.4     $49.2     $24.0
      Ratio of Expenses to Average Net Assets*....................   2.25%      2.25%      2.25%     2.25%     2.25%
      Ratio of Net Investment Income/Loss to Average
       Net Assets.................................................  (1.05%)    (1.35%)    (1.43%)   (1.52%)   (1.34%)
      Portfolio Turnover..........................................    186%       115%        71%       73%      126%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.50%      2.35%      2.33%     2.44%     2.72%
      Ratio of Net Investment Loss to Average Net Assets..........  (1.30%)    (1.45%)    (1.51%)   (1.71%)   (1.81%)

                                                                                 CLASS C SHARES
                                                                           FISCAL YEAR ENDED JUNE 30,
                                                                    2003#        2002#      2001#     2000#     1999#
      ------------------------------------------------------------  -----------------------------------------------------------
      Net Asset Value, Beginning of Period........................   $8.12       $10.50     $15.18    $12.44    $10.28
                                                                    ------      -------    -------    ------    ------
      Income From Investment Operations
       Net Investment Loss........................................    (.06)        (.13)      (.18)     (.21)     (.14)
       Net Realized and Unrealized Gain/Loss......................    (.27)       (2.25)     (3.78)     3.43      2.30
                                                                    ------      -------    -------    ------    ------
      Total From Investment Operations............................    (.33)       (2.38)     (3.96)     3.22      2.16
      Less Distributions from Net Realized Gain...................     -0-          -0-      (0.72)    (0.48)      -0-+
                                                                    ------      -------    -------    ------    ------
      Net Asset Value, End of Period..............................   $7.79        $8.12     $10.50    $15.18    $12.44
                                                                    ======      =======    =======    ======    ======
      Total Return*...............................................  -4.06%(3)(4) -22.67%(3) -26.72%(3) 26.34%(3) 21.04%(3)
      Net Assets at End of the Period (In millions)...............   $15.7        $15.7      $13.6     $17.2      $7.4
      Ratio of Expenses to Average Net Assets*....................   2.25%        2.25%      2.25%     2.25%     2.25%
      Ratio of Net Investment Income/Loss to Average
       Net Assets.................................................   (.81%)      (1.36%)    (1.43%)   (1.52%)   (1.32%)
      Portfolio Turnover..........................................    186%         115%        71%       73%      126%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.50%        2.35%      2.33%     2.44%     2.75%
      Ratio of Net Investment Loss to Average Net Assets..........  (1.06%)(4)   (1.46%)    (1.51%)   (1.71%)   (1.81%)



    + Amount is less than $.01 per share.



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (4) Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.



    #  Based upon average shares outstanding.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EQUITY GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Equity Growth Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Equity Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Equity
Growth Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]
Act File No. is 811-7140.                                          EQG PRO 10/03

Van Kampen European Value Equity Fund
 -------------------------------------------------------------------------------

Van Kampen European Value Equity Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  24
Financial Highlights........................................  26


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund's portfolio management team uses a bottom-up, value-driven approach to investing that seeks to identify securities that it believes are undervalued relative to their current market price. The portfolio management team emphasizes free cash-flow generation, but also uses other financial metrics to determine a security's fair value. Portfolio securities are typically sold when they reach the portfolio management team's fair value target or reappraised fair value. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than stock prices of larger-sized, more established companies.

FOREIGN RISKS AND EUROPEAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries (in which the Fund may invest) are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors adversely affecting issuers located in that region than a more geographically diverse portfolio of investments.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities from countries in a single region

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in equity securities of European issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the four calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                              10.1%
2000                                                                               5.4%
2001                                                                             -15.1%
2002                                                                              -8.9%


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 9.35%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the four-year period shown in the bar chart, the highest quarterly return for Class A Shares was 8.69% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -20.14% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") Europe Index *, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                      PAST       SINCE
    DECEMBER 31, 2002                 1 YEAR    INCEPTION
-------------------------------------------------------------
    Van Kampen European Value Equity
    Fund -- Class A Shares
      Return Before Taxes             -14.15%    -2.16%(1)
      Return After Taxes on
      Distributions                   -14.42%    -2.66%(1)
      Return After Taxes on
      Distributions and Sale of Fund
      Shares                           -8.57%    -1.79%(1)
    MSCI Europe Index                 -17.85%    -3.99%(2)
..............................................................
    Van Kampen European Value Equity
    Fund -- Class B Shares
      Return Before Taxes             -13.76%    -1.58%(1)
    MSCI Europe Index                 -17.85%    -3.99%(2)
..............................................................
    Van Kampen European Value Equity
    Fund -- Class C Shares
      Return Before Taxes             -10.01%    -1.37%(1)
    MSCI Europe Index                 -17.85%    -3.99%(2)
..............................................................


Inception dates: (1) 9/25/98, (2) 9/30/98.

* MSCI Europe Index measures the performance of securities with reinvested dividends on the exchanges of European countries.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           1.00%        1.00%        1.00%
.................................................................
Distribution and/or
service (12b-1)
fees(6)(7)                   0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            3.00%        3.00%        3.00%
.................................................................
Total annual fund
operating expenses(6)        4.25%        5.00%        5.00%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.



(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.70% for Class A Shares, 2.29% for Class B Shares and 2.34% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          ONE        THREE        FIVE        TEN
                          YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------
Class A Shares           $  977      $1,790      $2,616      $4,734
........................................................................
Class B Shares           $1,000      $1,800      $2,650      $4,856*
........................................................................
Class C Shares           $  600      $1,500      $2,500      $5,000
........................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $977      $1,790      $2,616      $4,734
......................................................................
Class B Shares           $500      $1,500      $2,500      $4,856*
......................................................................
Class C Shares           $500      $1,500      $2,500      $ 5000
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund invests primarily in the developed markets of Western Europe, including the United Kingdom, other European Union Countries, Norway and Switzerland and may also invest in issuers located in the developing or emerging market countries of Europe. The Fund's investments in equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.


Under normal market conditions, the Fund invests: at least 80% of its net assets (plus any borrowings for investment purposes) in securities of European issuers at the time of investment; and at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policies in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policies in the foregoing sentence change, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change.


The Fund's investment process is value-driven and based on individual stock selection. In assessing investment opportunities, the Fund's portfolio management team emphasizes free cash-flow generation, but also uses other financial metrics to determine a security's fair value. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Fund's portfolio management team conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. The Fund's portfolio management team makes company visits, reviews the quality of management and considers meetings with senior company management as a factor in the investment process.


While the Fund is not subject to any specific geographic diversification requirements, it currently intends to diversify investments among European countries. To the extent the Fund focuses more of its assets in a single country, it will be more susceptible to factors adversely affecting issuers in that country. Investments will be made primarily in equity securities of companies domiciled in developed countries, but may be made in the securities of companies determined by the Fund's portfolio management team to be in developing or emerging market countries as well. Securities in developing or emerging market countries may not be as liquid as those in developed markets and pose greater risks. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. Unlisted securities may not be as liquid as listed securities and pose greater risks to the Fund. The Fund will not, in normal circumstances, invest in the equity securities of U.S. issuers. Because of the Fund's policy of concentrating its investments in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting issuers located in that region.


COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts.



PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALL, MEDIUM OR LARGE-SIZED COMPANIES. The Fund may invest in small-, medium- or large-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries and the financial condition of issuers in emerging market countries may be more precarious than in other countries.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."



The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities.


The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1 billion              0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Limited is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $394 billion as of September 30, 2003. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Subadviser's European Value team. The team is made up of established investment professionals. Current members of the European Value team include Christopher Jennings and Felicity Smith. The composition of each team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered by one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions From
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to

Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" for more information on when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).



Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholders held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal period September 25, 1998 (commencement of operations) to June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                CLASS A SHARES
                                                                  YEAR ENDED JUNE 30,                     SEPTEMBER 25, 1998*
                                                  2003(D)        2002(D)        2001(D)        2000(D)    TO JUNE 30, 1999(D)
      -----------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................   $10.22         $10.47         $11.79         $10.65           $10.00
                                                  ------         ------         ------         ------           ------
       Net Investment Income...................      .11            .05            .10            .11              .13
       Net Realized and Unrealized Gain/Loss...     (.85)          (.16)         (1.04)          1.27              .54
                                                  ------         ------         ------         ------           ------
      Total From Investment Operations.........     (.74)          (.11)          (.94)          1.38              .67
                                                  ------         ------         ------         ------           ------
      Less:
       Distributions from Net Investment
         Income................................     (.11)          (.14)          (.11)          (.14)            (.02)
       Distributions from Net Realized Gain....      -0-            -0-           (.27)          (.10)             -0-
                                                  ------         ------         ------         ------           ------
      Total Distributions......................     (.11)          (.14)          (.38)          (.24)            (.02)
                                                  ------         ------         ------         ------           ------
      Net Asset Value, End of the Period.......    $9.37         $10.22         $10.47         $11.79           $10.65
                                                  ======         ======         ======         ======           ======
      Total Return ***.........................   -7.29%(a)      -0.83%(a)      -8.14%(a)      13.15%(a)         6.75%**(a)
      Net Assets at End of Period (In
       Millions)...............................     $4.3           $4.3           $7.6           $6.6             $2.0
      Ratio of Expenses to Average Net Assets
       ***.....................................    1.70%          1.70%          1.70%          1.70%            1.70%
      Ratio of Net Investment Income to Average
       Net Assets ***..........................    1.22%           .53%           .89%           .99%            1.64%
      Portfolio Turnover.......................     119%           182%            63%            49%              51%**
      ***If certain expenses had not been
         voluntarily assumed by the Adviser,
         total return would have been lower and
         the ratios would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................    4.25%          4.49%          2.50%          3.80%            6.20%
       Ratio of Net Investment Income/Loss to
         Average Net Assets....................   (1.33%)        (2.26%)          .09%         (1.11%)          (2.87%)

                                                                               CLASS B SHARES
                                                                 YEAR ENDED JUNE 30,                     SEPTEMBER 25, 1998*
                                                 2003(D)        2002(D)        2001(D)        2000(D)    TO JUNE 30, 1999(D)
      -----------------------------------------  ---------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $10.29         $10.47         $11.76         $10.62           $10.00
                                                 ------         ------         ------         ------           ------
       Net Investment Income...................     .05            .08            .02            .04              .08
       Net Realized and Unrealized Gain/Loss...    (.84)          (.19)         (1.01)          1.26              .55
                                                 ------         ------         ------         ------           ------
      Total From Investment Operations.........    (.79)          (.11)          (.99)          1.30              .63
                                                 ------         ------         ------         ------           ------
      Less:
       Distributions from Net Investment
         Income................................    (.04)          (.07)          (.03)          (.06)            (.01)
       Distributions from Net Realized Gain....     -0-            -0-           (.27)          (.10)             -0-
                                                 ------         ------         ------         ------           ------
      Total Distributions......................    (.04)          (.07)          (.30)          (.16)            (.01)
                                                 ------         ------         ------         ------           ------
      Net Asset Value, End of the Period.......   $9.46         $10.29         $10.47         $11.76           $10.62
                                                 ======         ======         ======         ======           ======
      Total Return ***.........................  -7.66%(b)(e)   -1.00%(b)      -8.67%(b)      12.37%(b)         6.26%**(b)
      Net Assets at End of Period (In
       Millions)...............................    $4.2           $4.7           $5.1           $7.2             $3.1
      Ratio of Expenses to Average Net Assets
       ***.....................................   2.29%(f)       1.59%          2.25%          2.45%            2.45%
      Ratio of Net Investment Income to Average
       Net Assets ***..........................    .61%(e)        .79%           .22%           .45%             .96%
      Portfolio Turnover.......................    119%           182%            63%            49%              51%**
      ***If certain expenses had not been
         voluntarily assumed by the Adviser,
         total return would have been lower and
         the ratios would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................   4.84%(f)       4.38%          3.10%          4.55%            6.61%
       Ratio of Net Investment Income/Loss to
         Average Net Assets....................  (1.94%)(e)     (2.00%)         (.63%)        (1.65%)          (3.20%)

                                                                               CLASS C SHARES
                                                                 YEAR ENDED JUNE 30,                     SEPTEMBER 25, 1998*
                                                 2003(D)        2002(D)        2001(D)        2000(D)    TO JUNE 30, 1999(D)
      -----------------------------------------  -------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $10.24         $10.41         $11.72         $10.59           $10.00
                                                 ------         ------         ------         ------           ------
       Net Investment Income...................     .10            .06            .01            .01              .07
       Net Realized and Unrealized Gain/Loss...    (.83)          (.16)         (1.02)          1.28              .53
                                                 ------         ------         ------         ------           ------
      Total From Investment Operations.........    (.73)          (.10)         (1.01)          1.29              .60
                                                 ------         ------         ------         ------           ------
      Less:
       Distributions from Net Investment
         Income................................    (.04)          (.07)          (.03)          (.06)            (.01)
       Distributions from Net Realized Gain....     -0-            -0-           (.27)          (.10)             -0-
                                                 ------         ------         ------         ------           ------
      Total Distributions......................    (.04)          (.07)          (.30)          (.16)            (.01)
                                                 ------         ------         ------         ------           ------
      Net Asset Value, End of the Period.......   $9.47         $10.24         $10.41         $11.72           $10.59
                                                 ======         ======         ======         ======           ======
      Total Return ***.........................  -7.19%(c)(g)   -0.90%(c)      -8.79%(c)      12.37%(c)         5.96%**(c)
      Net Assets at End of Period (In
       Millions)...............................    $1.8           $1.8           $2.0           $2.0             $1.5
      Ratio of Expenses to Average Net Assets
       ***.....................................   2.34%(f)       1.81%          2.45%          2.45%            2.45%
      Ratio of Net Investment Income to Average
       Net Assets ***..........................   1.09%(g)        .60%           .08%           .01%             .81%
      Portfolio Turnover.......................    119%           182%            63%            49%              51%**
      ***If certain expenses had not been
         voluntarily assumed by the Adviser,
         total return would have been lower and
         the ratios would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................   4.89%(f)       4.57%          3.25%          4.55%            7.33%
       Ratio of Net Investment Income/Loss to
         Average Net Assets....................  (1.46%)(g)     (2.16%)         (.72%)        (2.09%)          (4.13%)


     * Commencement of investment operations

    ** Non-annualized

    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (d) Net investment income per share is based upon daily average shares outstanding.



    (e) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .04% and .05%, respectively.



    (f) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.



    (g) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .52% and .60%, respectively.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EUROPEAN VALUE EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen European Value Equity Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen European Value Equity Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
European Value
Equity Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]


The Fund's Investment Company                                      EEQ PRO 10/03
Act File No. is 811-7140.                                            65105PRO-00

Van Kampen Focus Equity Fund
 -------------------------------------------------------------------------------

Van Kampen Focus Equity Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of large-capitalization, growth-oriented companies that exhibit strong earnings growth. The Fund emphasizes individual security selection. The Fund generally focuses its investments in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team for growth of such securities materially change.

Under normal market conditions, the Fund invests primarily in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of medium and smaller-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares. In addition, as a result of the Fund's stock selection process, a significant portion of the Fund's assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Seek a fund with an investment strategy focused on a relatively small number of companies

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a focused portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                              37.6
1997                                                                              31.7
1998                                                                              14.0
1999                                                                              45.7
2000                                                                             -11.8
2001                                                                             -15.6
2002                                                                             -29.5


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 12.82%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 25.50% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -19.05% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST      PAST       SINCE
    DECEMBER 31, 2002             1 YEAR    5 YEARS   INCEPTION
-------------------------------------------------------------------
    Van Kampen Focus Equity
    Fund -- Class A Shares
      Return Before Taxes         -33.53%    -3.85%     5.86%(1)
      Return After Taxes on
      Distributions               -33.53%    -5.22%     3.65%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                 -20.58%    -3.37%     3.96%(1)
    Standard & Poor's 500 Index   -22.10%    -0.59%     6.87%(2)
....................................................................
    Van Kampen Focus Equity
    Fund -- Class B Shares
      Return Before Taxes         -33.70%    -3.71%     5.96%(1)**
    Standard & Poor's 500 Index   -22.10%    -0.59%     6.87%(2)
....................................................................
    Van Kampen Focus Equity
    Fund -- Class C Shares
      Return Before Taxes         -30.88%    -3.46%     5.95%(1)
    Standard & Poor's 500 Index   -22.10%    -0.59%     6.87%(2)
....................................................................


Inception dates: (1) 1/2/96, (2) 12/31/95.


 * The Standard & Poor's 500 Index is a broad-based index of 500 widely held common stocks from 83 industrial groups of companies chosen for market size, liquidity and industry group representation.



** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(5)           0.90%        0.90%        0.90%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.50%        0.50%        0.50%
.................................................................
Total annual fund
operating expenses(5)        1.65%        2.40%        2.40%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees and other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $733      $1,065      $1,420      $2,417
......................................................................
Class B Shares           $743      $1,048      $1,430      $2,550*
......................................................................
Class C Shares           $343      $  748      $1,280      $2,736
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $733      $1,065      $1,420      $2,417
......................................................................
Class B Shares           $243      $  748      $1,280      $2,550*
......................................................................
Class C Shares           $243      $  748      $1,280      $2,736
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of large-capitalization, growth-oriented companies. The Fund's portfolio management team emphasizes a "bottom up" stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's portfolio management team seeks those companies with the potential for strong earnings growth and compelling business strategies. The Fund generally focuses its investments in a relatively small number of issuers, which may result in greater volatility of the value of the Fund's shares. Investments in growth-oriented equity securities may have above average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.


The Fund emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets invested in companies in the same industry or sector of the market. To the extent the Fund's investments are invested in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



MEDIUM- AND SMALL-SIZED COMPANIES. Although the Fund generally invests in larger-sized companies, it also may invest in medium- and smaller-sized companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent the Fund invests in medium- and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


INVESTMENT ADVISER Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.90%
...................................................
    Next $500 million            0.85%
...................................................
    Over $1 billion              0.80%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.90% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or the Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund's portfolio is managed by the Adviser's Large Cap Growth team. The team is made up of established investment professionals. Current members of the team include William S. Auslander, a Managing Director of the Adviser, and Jeffrey Alvino, an Executive Director of the Adviser. The team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



                       DISTRIBUTION PLAN AND SERVICE PLAN


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to

Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).



(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C

Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                       CLASS A SHARES
                                                                                     YEAR ENDED JUNE 30,
                                                                 2003#         2002#         2001#        2000#        1999#
      -----------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............     $14.60        $18.94        $27.17       $22.98       $20.01
                                                                -------       -------       -------       ------       ------
       Net Investment Loss..................................       (.02)         (.11)         (.16)        (.18)        (.14)
       Net Realized and Unrealized Gain/Loss................       (.51)        (4.23)        (6.81)        5.82         4.70
                                                                -------       -------       -------       ------       ------
      Total From Investment Operations......................       (.53)        (4.34)        (6.97)        5.64         4.56
      Less Distributions from Net Realized Gain.............        -0-           -0-         (1.26)       (1.45)       (1.59)
                                                                -------       -------       -------       ------       ------
      Net Asset Value, End of the Period....................     $14.07        $14.60        $18.94       $27.17       $22.98
                                                                =======       =======       =======       ======       ======
      Total Return*.........................................     -3.63%(1)    -22.87%(1)    -26.45%(1)    25.28%(1)    25.57%(1)
      Net Assets at End of the Period (In millions).........      $90.9        $109.7        $155.1       $186.0        $73.8
      Ratio of Expenses to Average Net Assets*..............      1.50%         1.50%         1.50%        1.50%        1.50%
      Ratio of Net Investment Loss to Average Net Assets*...      (.14%)        (.62%)        (.73%)       (.71%)       (.73%)
      Portfolio Turnover....................................       205%          114%           80%         106%         282%
      * If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower
        and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............      1.65%         1.55%         1.52%        1.56%        1.61%
      Ratio of Net Investment Loss to Average Net Assets....      (.29%)        (.67%)        (.75%)       (.77%)       (.84%)

                                                                                     CLASS B SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                              2003#         2002#         2001#        2000#        1999#
      ------------------------------------------------------  ------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............  $13.84        $18.09        $26.22       $22.38       $19.67
                                                              ------       -------       -------       ------       ------
       Net Investment Loss..................................    (.11)         (.22)         (.32)        (.36)        (.28)
       Net Realized and Unrealized Gain/Loss................    (.50)        (4.03)        (6.55)        5.65         4.58
                                                              ------       -------       -------       ------       ------
      Total From Investment Operations......................    (.61)        (4.25)        (6.87)        5.29         4.30
      Less Distributions from Net Realized Gain.............     -0-           -0-         (1.26)       (1.45)       (1.59)
                                                              ------       -------       -------       ------       ------
      Net Asset Value, End of the Period....................  $13.23        $13.84        $18.09       $26.22       $22.38
                                                              ======       =======       =======       ======       ======
      Total Return*.........................................  -4.48%(2)    -23.44%(2)    -27.01%(2)    24.42%(2)    24.59%(2)
      Net Assets at End of the Period (In millions).........  $112.5        $149.5        $230.5       $307.8       $176.2
      Ratio of Expenses to Average Net Assets*..............   2.25%         2.25%         2.25%        2.25%        2.25%
      Ratio of Net Investment Loss to Average Net Assets*...   (.89%)       (1.37%)       (1.48%)      (1.46%)      (1.50%)
      Portfolio Turnover....................................    205%          114%           80%         106%         282%
      * If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower
        and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............   2.40%         2.30%         2.27%        2.31%        2.36%
      Ratio of Net Investment Loss to Average Net Assets....  (1.04%)       (1.42%)       (1.50%)      (1.52%)      (1.61%)

                                                                                    CLASS C SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                              2003#        2002#        2001#        2000#        1999#
      ------------------------------------------------------  --------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............  $13.85       $18.09       $26.21       $22.36       $19.66
                                                              ------      -------      -------      -------      -------
       Net Investment Loss..................................    (.11)        (.22)        (.32)        (.36)        (.28)
       Net Realized and Unrealized Gain/Loss................    (.51)       (4.02)       (6.54)        5.66         4.57
                                                              ------      -------      -------      -------      -------
      Total From Investment Operations......................    (.62)       (4.24)       (6.86)        5.30         4.29
      Less Distributions from Net Realized Gain.............     -0-          -0-        (1.26)       (1.45)       (1.59)
                                                              ------      -------      -------      -------      -------
      Net Asset Value, End of the Period....................  $13.23       $13.85       $18.09       $26.21       $22.36
                                                              ======      =======      =======      =======      =======
      Total Return*.........................................  -4.48%(3)   -23.44%(3)   -26.95%(3)    24.38%(3)    24.67%(3)
      Net Assets at End of the Period (In millions).........   $24.0        $31.6        $48.4        $61.3        $27.2
      Ratio of Expenses to Average Net Assets*..............   2.25%        2.25%        2.25%        2.25%        2.25%
      Ratio of Net Investment Loss to Average Net Assets*...   (.89%)      (1.37%)      (1.48%)      (1.46%)      (1.48%)
      Portfolio Turnover....................................    205%         114%          80%         106%         282%
      * If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower
        and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............   2.40%        2.33%        2.27%        2.31%        2.36%
      Ratio of Net Investment Loss to Average Net Assets....  (1.04%)      (1.45%)      (1.50%)      (1.52%)      (1.59%)



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


     # Net investment loss per share is based upon daily average shares outstanding.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN FOCUS EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Focus Equity Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Focus Equity Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Focus Equity
Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]

Act File No. is 811-7140.                                         MSAE PRO 10/03


                                                                     65010PRO-00

Van Kampen Global Equity Allocation Fund
 -------------------------------------------------------------------------------


Van Kampen Global Equity Allocation Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  24
Financial Highlights........................................  26



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.



Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three countries (including the U.S.). The composition of the Fund's portfolio will vary over time based upon the evaluation of the Fund's investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for capital appreciation of countries or sectors materially change.


Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in a global portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                              22.7
1994                                                                               0.3
1995                                                                              19.7
1996                                                                              13.0
1997                                                                              16.5
1998                                                                              19.4
1999                                                                              23.5
2000                                                                              -9.3
2001                                                                             -14.9
2002                                                                             -18.4


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 12.69%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -17.41% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index with Net

Dividends* (in U.S. dollar terms), a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                                    PAST 10
    FOR THE                                         YEARS OR
    PERIODS ENDED                PAST      PAST       SINCE
    DECEMBER 31, 2002           1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen Global Equity
    Allocation Fund --
    Class A Shares
      Return Before Taxes       -23.03%   -2.63%      5.43%
      Return After Taxes on
      Distributions             -23.03%   -4.22%      3.66%
      Return After Taxes on
      Distributions and Sale
      of Fund Shares            -14.14%   -2.16%      4.14%
    MSCI World Index with Net
    Dividends                   -19.89%   -2.11%      6.26%
..................................................................
    Van Kampen Global Equity
    Allocation Fund --
    Class B Shares
      Return Before Taxes       -23.04%   -2.42%      3.18%(1)**
    MSCI World Index
    with Net Dividends          -19.89%   -2.11%      2.99%(2)
..................................................................
    Van Kampen Global Equity
    Allocation Fund --
    Class C Shares
      Return Before Taxes       -19.78%   -2.18%      5.28%
    MSCI World Index with Net
    Dividends                   -19.89%   -2.11%      6.26%
..................................................................



Inception dates: (1) 8/1/95, (2) 7/31/95.



 * The MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.



** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           1.00%        1.00%        1.00%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            0.56%        0.33%        0.56%
.................................................................
Total annual fund
operating expenses(6)        1.81%        2.33%        2.56%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.



(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.70% for Class A Shares, 2.22% for Class B Shares and 2.45% for Class C Shares. The fee waivers or expense reimbursement can be terminated at any time.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares are purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $748      $1,112      $1,499      $2,579
......................................................................
Class B Shares           $736      $1,027      $1,395      $2,536*
......................................................................
Class C Shares           $359      $  796      $1,360      $2,895
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $748      $1,112      $1,499      $2,579
......................................................................
Class B Shares           $236      $  727      $1,245      $2,536*
......................................................................
Class C Shares           $259      $  796      $1,360      $2,895
......................................................................


* Based on conversion to Class A shares eight years after the end of the calendar month in which the shares are purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.



Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). This investment approach reflects the investment adviser's philosophy for this Fund that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and sector is an effective way to maximize the return and minimize the risk associated with global investment. The Fund's investments may be shifted among the world's various capital markets, including developing or emerging market countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Fund may invest and the anticipated relative capital appreciation available from particular countries sectors and securities. Accordingly, the composition of the Fund's portfolio will vary over time. Achieving the Fund's investment objective depends on the ability of the Fund's portfolio management team to assess the effect of such economic and market trends on different countries and sectors of the market.



The Fund's investment adviser determines country and sector allocations for the Fund on an ongoing basis. The Fund invests primarily in those countries (including the U.S. and other industrialized countries throughout the world) that comprise the MSCI World Index. In addition, the Fund may invest a portion of its assets in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries whose economies are developing strongly and whose markets are becoming more sophisticated.



The investment adviser's sell decisions are based on a country's or industry/sector's relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/ sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.

Within a particular country or sector, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for that particular country or sector.



Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.



COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALL-, MEDIUM- OR LARGE-SIZE COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.



The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $750 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1.25 billion           0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.00% (before voluntary fee waivers; and 0.96% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Active International Allocation team. The team is made up of established investment professionals. Ann D. Thivierge, a Managing Director of the Adviser, is a current member of the team. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.



There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.



To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. the contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another

Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" for more information on when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                    CLASS A SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                2003#        2002#        2001#       2000#     1999#
      ----------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period................  $11.15       $12.61       $17.74      $16.86    $16.67
                                                                ------      -------      -------      ------    ------
       Net Investment Income/Loss.............................     .05         0.01         0.07        0.02      0.07
       Net Realized and Unrealized Gain/Loss..................    (.73)       (1.47)       (2.52)       2.09      1.21
                                                                ------      -------      -------      ------    ------
      Total From Investment Operations........................    (.68)       (1.46)       (2.45)       2.11      1.28
                                                                ------      -------      -------      ------    ------
      Less:
       Distributions from Net Investment Income...............     -0-          -0-          -0-         -0-     (0.22)
       Distributions from Net Realized Gain...................     -0-          -0-        (2.68)      (1.23)    (0.87)
                                                                ------      -------      -------      ------    ------
      Total Distributions.....................................     -0-          -0-        (2.68)      (1.23)    (1.09)
                                                                ------      -------      -------      ------    ------
      Net Asset Value, End of the Period......................  $10.47       $11.15       $12.61      $17.74    $16.86
                                                                ======      =======      =======      ======    ======
      Total Return **.........................................  -6.01%(1)   -11.66%(1)   -15.03%(1)   12.83%(1)  8.41%(1)
      Net Assets at End of Period (in millions)...............  $183.1       $215.2       $284.6      $301.9    $240.1
      Ratio of Expenses to Average Net Assets **..............   1.70%        1.68%        1.65%       1.70%     1.70%
      Ratio of Net Investment Income/Loss to Average Net
       Assets **..............................................    .56%        0.08%        0.43%       0.12%     0.47%
      Portfolio Turnover......................................     47%          30%          58%         99%       84%
      **If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower and
        the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.................   1.81%          N/A          N/A         N/A     1.73%
      Ratio of Net Investment Income/Loss to Average Net
       Assets.................................................    .45%          N/A          N/A         N/A     0.44%

                                                                                    CLASS B SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                2003#        2002#        2001#       2000#     1999#
      --------------------------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the Period................  $10.40       $11.84       $16.96      $16.28    $16.14
                                                                ------      -------      -------      ------    ------
       Net Investment Income/Loss.............................     -0-+       (0.08)       (0.05)      (0.11)    (0.04)
       Net Realized and Unrealized Gain/Loss..................    (.69)       (1.36)       (2.39)       2.02      1.16
                                                                ------      -------      -------      ------    ------
      Total From Investment Operations........................    (.69)       (1.44)       (2.44)       1.91      1.12
                                                                ------      -------      -------      ------    ------
      Less:
       Distributions from Net Investment Income...............     -0-          -0-          -0-         -0-     (0.11)
       Distributions from Net Realized Gain...................     -0-          -0-        (2.68)      (1.23)    (0.87)
                                                                ------      -------      -------      ------    ------
      Total Distributions.....................................     -0-          -0-        (2.68)      (1.23)    (0.98)
                                                                ------      -------      -------      ------    ------
      Net Asset Value, End of the Period......................   $9.71       $10.40       $11.84      $16.96    $16.28
                                                                ======      =======      =======      ======    ======
      Total Return **.........................................  -6.74%(2)   -12.25%(2)   -15.73%(2)   12.03%(2)  7.50%(2)
      Net Assets at End of Period (in millions)...............  $110.3       $144.9       $187.1      $252.1    $232.6
      Ratio of Expenses to Average Net Assets **..............   2.22%(4)     2.43%        2.40%       2.45%     2.45%
      Ratio of Net Investment Income/Loss to Average Net
       Assets **..............................................    .03%       (0.69%)      (0.32%)     (0.65%)   (0.27%)
      Portfolio Turnover......................................     47%          30%          58%         99%       84%
      **If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower and
        the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.................   2.33%(4)       N/A          N/A         N/A     2.49%
      Ratio of Net Investment Income/Loss to Average Net
       Assets.................................................   (.08%)         N/A          N/A         N/A    (0.30%)

                                                                                    CLASS C SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                2003#        2002#        2001#       2000#     1999#
      --------------------------------------------------------  ---------------------------------------------------------------
      Net Asset Value, Beginning of the Period................  $10.55       $12.02       $17.16      $16.46    $16.30
                                                                ------      -------      -------      ------    ------
       Net Investment Income/Loss.............................    (.02)       (0.08)       (0.05)      (0.11)    (0.04)
       Net Realized and Unrealized Gain/Loss..................    (.69)       (1.39)       (2.41)       2.04      1.18
                                                                ------      -------      -------      ------    ------
      Total From Investment Operations........................    (.71)       (1.47)       (2.46)       1.93      1.14
                                                                ------      -------      -------      ------    ------
      Less:
       Distributions from Net Investment Income...............     -0-          -0-          -0-         -0-     (0.11)
       Distributions from Net Realized Gain...................     -0-          -0-        (2.68)      (1.23)    (0.87)
                                                                ------      -------      -------      ------    ------
      Total Distributions.....................................     -0-          -0-        (2.68)      (1.23)    (0.98)
                                                                ------      -------      -------      ------    ------
      Net Asset Value, End of the Period......................   $9.84       $10.55       $12.02      $17.16    $16.46
                                                                ======      =======      =======      ======    ======
      Total Return **.........................................  -6.73%(3)   -12.23%(3)   -15.65%(3)   12.02%(3)  7.61%(3)
      Net Assets at End of Period (in millions)...............   $40.5        $55.6        $77.0      $104.7    $101.0
      Ratio of Expenses to Average Net Assets **..............   2.45%        2.43%        2.40%       2.45%     2.45%
      Ratio of Net Investment Income/Loss to Average Net
       Assets **..............................................   (.20%)      (0.69%)      (0.32%)     (0.66%)   (0.28%)
      Portfolio Turnover......................................     47%          30%          58%         99%       84%
      **If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower and
        the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.................   2.56%          N/A          N/A         N/A     2.48%
      Ratio of Net Investment Income/Loss to Average Net
       Assets.................................................   (.31%)         N/A          N/A         N/A    (0.30%)


    N/A Not Applicable


    #  Based on average shares outstanding.



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (4) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.



    +  Amount is less than $.01.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Global Equity Allocation Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Global Equity Allocation Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Global Equity
Allocation Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



                                                   [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company                                     MSGE PRO 10/03
Act File No. is 811-7140.                                            65040PRO-00

Van Kampen Global Franchise Fund
 -------------------------------------------------------------------------------


Van Kampen Global Franchise Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  23
Federal Income Taxation.....................................  25
Financial Highlights........................................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.



The Fund's portfolio management team uses a bottom-up investment approach that emphasizes security selection on an individual company basis. The Fund invests in securities of issuers that the Fund's portfolio management team believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. Sell decisions are directly connected to buy decisions.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.). The Fund may invest in issuers determined by the Fund's portfolio management team to be from developing or emerging market countries. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.


FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international or trade development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.



NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to a greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term


- Do not seek current income from their investment


- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that invests primarily in publicly traded equity securities of U.S. and other issuers.


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the four calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             20.5
2000                                                                             26.7
2001*                                                                             1.0
2002*                                                                             6.6


* The Annual Returns shown above include performance of the Fund for a period during which the Fund had implemented a tax sensitive strategy. The tax-sensitive investment strategy was effective from April 3, 2000 through October 31, 2003.



The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 9.63%. As a result of recent market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the four-year period shown in the bar chart, the highest quarterly return for Class A Shares was 13.18% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class A Shares was -8.24% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table shows how the Fund's performance compares with the Morgan Stanley Capital International
(MSCI) World Index with Net Dividends*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS**
    FOR THE
    PERIODS ENDED                     PAST       SINCE
    DECEMBER 31, 2002                1 YEAR    INCEPTION
------------------------------------------------------------
    Van Kampen Global
    Franchise Fund -- Class A
    Shares
      Return Before Taxes              0.46%    13.12%(1)
      Return After Taxes on
      Distributions                    0.48%    12.13%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                      0.31%    10.41%(1)
    MSCI World Index with Net
    Dividends                        -19.89%    -3.08%(2)
.............................................................
    Van Kampen Global Franchise
    Fund -- Class B Shares
      Return Before Taxes              0.74%    13.57%(1)
    MSCI World Index with Net
    Dividends                        -19.89%    -3.08%(2)
.............................................................
    Van Kampen Global Franchise
    Fund -- Class C Shares
      Return Before Taxes              4.69%    14.00%(1)
    MSCI World Index with Net
    Dividends                        -19.89%    -3.08%(2)
.............................................................


Inception date: (1) 9/25/98, (2) 9/30/98

 * The MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.


** The Annual Returns shown include performance of the Fund for a period during which the Fund had implemented a tax sensitive strategy. The tax-sensitive investment strategy was effective from April 3, 2000 through October 31, 2003.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees              1.00%        1.00%        1.00%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses               0.37%        0.38%        0.38%
.................................................................
Total annual fund
operating expenses           1.62%        2.38%        2.38%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.



(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $730      $1,057      $1,406      $2,386
......................................................................
Class B Shares           $741      $1,042      $1,420      $2,527*
......................................................................
Class C Shares           $341      $  742      $1,270      $2,716
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $730      $1,057      $1,406      $2,386
......................................................................
Class B Shares           $241      $  742      $1,270      $2,527*
......................................................................
Class C Shares           $241      $  742      $1,270      $2,716
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential. The franchise focus of the Fund is based on the portfolio management team's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create or to replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Fund's portfolio management team with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Fund's portfolio management team uses a bottom up strategy emphasizing individual security selection. The Fund's portfolio management team relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting its investment criteria.



The Fund's portfolio management team believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. The Fund generally emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's portfolio management team believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets invested in companies in the same industry or sector of the market. The Fund may invest up to (but not including) 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund is subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice.


Under normal market conditions, the Fund invests at least 65% of its total assets in issuers from at least three different countries (including the U.S.). Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any single country or region. To the extent the Fund does invest more of its assets in a single country or region, the Fund will be subject to greater risks impacting such country or region than a fund which maintains broad country diversity. The Fund may invest in issuers determined by the Fund's portfolio management team to be from developing or emerging market countries; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. See "Risks of Investing in Securities of Foreign Issuers" below.


COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, rights or warrants to purchase stocks, and depositary receipts.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt securities and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALLER COMPANIES. The Fund may invest in issuers in any capitalization range. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.



Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of such security will decline. The Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by any transaction costs incurred. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


                               INVESTMENT ADVISER



Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1 billion              0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Limited is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $394 billion as of September 30, 2003. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Global Franchise team. The team is made up of established investment professionals. Current members of the team include Hassan Elmasry and Paras Dodhia. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered by one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o VanKampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sales at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchase made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the

Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the

Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to the exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" for more information on when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).



Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal period September 25, 1998 (commencement of operations) to June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                     CLASS A SHARES
                                                                      YEAR ENDED JUNE 30,                    SEPTEMBER 25, 1998*
                                                         2003#        2002#        2001#        2000#         TO JUNE 30, 1999#
      --------------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....       $17.23       $14.91       $13.78       $11.98              $10.00
                                                         ------       ------       ------       ------             -------
       Net Investment Income/loss.................          .22         0.12         0.15         0.08                0.14
       Net Realized and Unrealized Gain/Loss......         (.49)        2.31         1.89         2.22                1.97
                                                         ------       ------       ------       ------             -------
      Total from Investment Operations............         (.27)        2.43         2.04         2.30                2.11
                                                         ------       ------       ------       ------             -------
      Less:
       Distributions from Net Investment Income...          -0-        (0.11)       (0.21)       (0.32)              (0.13)
       Distributions from Net Realized Gain.......          -0-          -0-        (0.70)       (0.18)                -0-
                                                         ------       ------       ------       ------             -------
      Total Distributions.........................          -0-        (0.11)       (0.91)       (0.50)              (0.13)
                                                         ------       ------       ------       ------             -------
      Net Asset Value, End of the Period..........       $16.96       $17.23       $14.91       $13.78              $11.98
                                                         ======       ======       ======       ======             =======
      Total Return***.............................       -1.49%(1)    16.45%(1)    15.13%(1)    19.83%(1)           21.22%**(1)
      Net Assets, at End of Period (in
       millions)..................................       $365.0       $139.3        $15.8         $1.9                $1.2
      Ratio of Expenses to Average Net
       Assets***..................................        1.62%        1.80%        1.80%        1.80%               1.80%
      Ratio of Net Investment Income/Loss to
       Average Net Assets***......................        1.40%        0.73%        1.04%        0.70%               1.57%
      Portfolio Turnover Rate.....................          24%          21%           8%          29%                  9%**
      ***If certain expenses had not been
         voluntarily assumed by the Adviser, total
         return would have been lower and the
         ratios would have been as follows:
      Ratio of Expenses to Average Net Assets
       (5)........................................          N/A        1.80%        2.76%        7.17%              13.55%
      Ratio of Net Investment Income/Loss to
       Average Net Assets (5).....................          N/A        0.73%        0.09%       (4.67%)            (10.17%)

                                                                                CLASS B SHARES
                                                                 YEAR ENDED JUNE 30,                    SEPTEMBER 25, 1998*
                                                    2003#        2002#        2001#        2000#         TO JUNE 30, 1999#
      --------------------------------------------  -----------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....  $17.14       $14.84       $13.73       $11.92              $10.00
                                                    ------       ------       ------       ------             -------
       Net Investment Income/loss.................     .11         0.01         0.05        (0.01)               0.07
       Net Realized and Unrealized Gain/Loss......    (.51)        2.29         1.85         2.22                1.96
                                                    ------       ------       ------       ------             -------
      Total from Investment Operations............    (.40)        2.30         1.90         2.21                2.03
                                                    ------       ------       ------       ------             -------
      Less:
       Distributions from Net Investment Income...     -0-          -0-(4)     (0.09)       (0.22)              (0.11)
       Distributions from Net Realized Gain.......     -0-(4)       -0-        (0.70)       (0.18)                -0-
                                                    ------       ------       ------       ------             -------
      Total Distributions.........................     -0-(4)       -0-(4)     (0.79)       (0.40)              (0.11)
                                                    ------       ------       ------       ------             -------
      Net Asset Value, End of the Period..........  $16.74       $17.14       $14.84       $13.73              $11.92
                                                    ======       ======       ======       ======             =======
      Total Return***.............................  -2.25%(2)    15.53%(2)    14.16%(2)    19.09%(2)           20.40%**(2)
      Net Assets, at End of Period (in
       millions)..................................  $207.6        $80.5         $7.1         $2.0                $0.6
      Ratio of Expenses to Average Net
       Assets***..................................   2.38%        2.55%        2.55%        2.55%               2.55%
      Ratio of Net Investment Income/Loss to
       Average Net Assets***......................    .70%        0.05%        0.34%       (0.04%)              0.77%
      Portfolio Turnover Rate.....................     24%          21%           8%          29%                  9%**
      ***If certain expenses had not been
         voluntarily assumed by the Adviser, total
         return would have been lower and the
         ratios would have been as follows:
      Ratio of Expenses to Average Net Assets
       (5)........................................     N/A        2.55%        3.82%        8.17%              14.45%
      Ratio of Net Investment Income/Loss to
       Average Net Assets (5).....................     N/A        0.05%       (0.93%)      (5.93%)            (11.12%)

                                                                                CLASS C SHARES
                                                                 YEAR ENDED JUNE 30,                    SEPTEMBER 25, 1998*
                                                    2003#        2002#        2001#        2000#         TO JUNE 30, 1999#
      --------------------------------------------  ----------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....  $17.28       $14.96       $13.83       $12.02              $10.00
                                                    ------       ------       ------       ------             -------
       Net Investment Income/loss.................     .11         0.01         0.05         0.00(4)             0.06
       Net Realized and Unrealized Gain/Loss......    (.51)        2.31         1.87         2.21                2.07
                                                    ------       ------       ------       ------             -------
      Total from Investment Operations............    (.40)        2.32         1.92         2.21                2.13
                                                    ------       ------       ------       ------             -------
      Less:
       Distributions from Net Investment Income...     -0-          -0-(4)     (0.09)       (0.22)              (0.11)
       Distributions from Net Realized Gain.......     -0-(4)       -0-        (0.70)       (0.18)                -0-
                                                    ------       ------       ------       ------             -------
      Total Distributions.........................     -0-(4)       -0-(4)     (0.79)       (0.40)              (0.11)
                                                    ------       ------       ------       ------             -------
      Net Asset Value, End of the Period..........  $16.88       $17.28       $14.96       $13.83              $12.02
                                                    ======       ======       ======       ======             =======
      Total Return***.............................  -2.24%(3)    15.53%(3)    14.19%(3)    18.92%(3)           21.40%**(3)
      Net Assets, at End of Period (in
       millions)..................................  $124.4        $47.2         $5.3         $1.8                $0.5
      Ratio of Expenses to Average Net
       Assets***..................................   2.38%        2.55%        2.55%        2.55%               2.55%
      Ratio of Net Investment Income/Loss to
       Average Net Assets***......................    .73%        0.04%        0.34%       (0.02%)              0.69%
      Portfolio Turnover Rate.....................     24%          21%           8%          29%                  9%**
      ***If certain expenses had not been
         voluntarily assumed by the Adviser, total
         return would have been lower and the
         ratios would have been as follows:
      Ratio of Expenses to Average Net Assets
       (5)........................................     N/A        2.55%        3.84%        7.15%              16.07%
      Ratio of Net Investment Income/Loss to
       Average Net Assets (5).....................     N/A        0.04%       (0.95%)      (4.59%)            (12.83%)



     # Net investment income per share is based upon daily average shares outstanding.


     *  Commencement of operations

    **  Non-annualized


    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (4) Amount is less than $0.01 per share.

    (5) For the year ended June 30, 2002, the impact on the ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than .01%.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL FRANCHISE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0747

Attn: Van Kampen Global Franchise Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Global Franchise
Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



                                                   [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company                                      GLF PRO 10/03
Act File No. is 811-7140.                                            65114PRO-00

Van Kampen Global Value Equity Fund
 -------------------------------------------------------------------------------

Van Kampen Global Value Equity Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  23
Federal Income Taxation.....................................  25
Financial Highlights........................................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing in a portfolio of global equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and equity-linked securities.


The Fund's portfolio management team uses a bottom-up investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, which may include emerging market countries. The Fund's portfolio management team seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth with an emphasis on company assets and cash flow. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team of the capital appreciation potential of such securities materially change.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.) and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.


FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of global issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             13.50
1999                                                                              3.30
2000                                                                             10.60
2001                                                                             -9.00
2002                                                                            -18.10


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 12.53%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.47% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -21.82% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index with Net Dividends*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED             PAST      PAST       SINCE
    DECEMBER 31, 2002        1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------
    Van Kampen Global Value
    Equity Fund -- Class A
    Shares
      Return Before Taxes    -22.80%   -1.85%     -1.93%(1)
      Return After Taxes on
      Distributions          -22.80%   -2.58%     -2.65%(1)
      Return After Taxes on
      Distributions and
      Sale of Fund Shares    -14.00%   -1.43%     -1.50%(1)
    MSCI World Index with
    Net Dividends            -19.89%   -2.11%     -1.49%(2)
...............................................................
    Van Kampen Global Value
    Equity Fund -- Class B
    Shares
      Return Before Taxes    -22.65%   -1.61%     -1.48%(1)
    MSCI World Index with
    Net Dividends            -19.89%   -2.11%     -1.49%(2)
...............................................................
    Van Kampen Global Value
    Equity Fund -- Class C
    Shares
      Return Before Taxes    -19.41%   -1.38%     -1.50%(1)
    MSCI World Index with
    Net Dividends            -19.89%   -2.11%     -1.49%(2)
...............................................................


Inception dates: (1) 10/29/97, (2) 10/31/97.

 * The MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           1.00%        1.00%        1.00%
.................................................................
Distribution and/or
service (12b-1)
fees(6)(7)                   0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            0.46%        0.46%        0.46%
.................................................................
Total annual fund
operating expenses(6)        1.71%        2.46%        2.46%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.



(6) The Fund's investment adviser is currently waiving a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.67% for Class A Shares, 2.42% for Class B Shares and 2.39% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $739      $1,083      $1,450      $2,478
......................................................................
Class B Shares           $749      $1,067      $1,461      $2,611*
......................................................................
Class C Shares           $349      $  767      $1,311      $2,796
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $739      $1,083      $1,450      $2,478
......................................................................
Class B Shares           $249      $  767      $1,311      $2,611*
......................................................................
Class C Shares           $249      $  767      $1,311      $2,796
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities of issuers in the U.S. and foreign countries. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.), and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund's portfolio management team uses a bottom-up investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, including emerging market countries. Investments in foreign companies may offer greater opportunities for capital appreciation, but also may involve special risks not typically associated with investments in domestic companies. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.



In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued relative to their market values and other financial measurements of intrinsic worth with an emphasis on company assets and cash flow. The Fund's investment style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.


The Fund's portfolio management team determines investments for the Fund on an ongoing basis. The Fund's primary approach is to seek securities that the Fund's portfolio management team believes are selling below their intrinsic values and offer attractive growth opportunities. The Fund's portfolio management team believes securities have unrecognized intrinsic value when they sell at a substantial discount relative to an issuer's assets and cash flow. Securities which appear undervalued are then subjected to in-depth fundamental analysis. The Fund's portfolio management team conducts a thorough investigation of the company's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Visits with senior management are integral to the investment process.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks, depositary receipts and equity-linked securities.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALL-, MEDIUM- OR LARGE-SIZE COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.


The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the

Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested for non-hedging purposes in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) other than futures contracts and options on futures contracts.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $750 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1.25 billion           0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Limited is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $394 billion as of September 30, 2003. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund's portfolio is managed within the Global Value team. The team is made up of established investment professionals. Current members of the team include Frances Campion, Paul Boyne and Emilio Alvarez. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or trading on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See

"Redemption of Shares" for more information on when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).



Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including the payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                      CLASS A SHARES
                                                                                    YEAR ENDED JUNE 30,
                                                                       2003#     2002#     2001#     2000#     1999#
      ---------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................     $ 9.90    $10.57    $11.10    $11.47    $11.12
                                                                      -------    ------    ------    ------    ------
       Net Investment Income/Loss.................................        .07      0.03      0.07      0.06      0.05
       Net Realized and Unrealized Gain/Loss......................      (1.37)    (0.60)     0.38      0.25      0.40
                                                                      -------    ------    ------    ------    ------
      Total From Investment Operations............................      (1.30)    (0.57)     0.45      0.31      0.45
                                                                      -------    ------    ------    ------    ------
      Less:
       Distributions from Net Investment Income...................        -0-     (0.10)      -0-       -0-     (0.09)
       Distributions from Net Realized Gain.......................        -0-       -0-     (0.98)    (0.68)    (0.01)
                                                                      -------    ------    ------    ------    ------
      Total Distributions.........................................        -0-     (0.10)    (0.98)    (0.68)    (0.10)
                                                                      -------    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................     $ 8.60    $ 9.90    $10.57    $11.10    $11.47
                                                                      =======    ======    ======    ======    ======
      Total Return*...............................................    -13.13%(1) -5.28%(1)  3.97%(1)  3.22%(1)  4.05%(1)
      Net Assets at End of Period (in millions)...................      $52.6     $59.0     $90.7     $81.7     $76.7
      Ratio of Expenses to Average Net Assets*....................      1.67%     1.60%     1.64%     1.66%     1.65%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................       .88%     0.26%     0.60%     0.53%     0.44%
      Portfolio Turnover..........................................        24%       34%       33%       47%       40%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been as follows:
      Ratio of Expenses to Average Net Assets.....................      1.71%       N/A       N/A       N/A       N/A
      Ratio of Net Investment Income to Average Net Assets........       .84%       N/A       N/A       N/A       N/A

                                                                                    CLASS B SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                     2003#     2002#     2001#     2000#     1999#
      ------------------------------------------------------------  -----------------------------------------------
      Net Asset Value, Beginning of the Period....................   $ 9.71    $10.35    $10.96    $11.42    $11.08
                                                                    -------    ------    ------    ------    ------
       Net Investment Income/Loss.................................      .01     (0.05)    (0.02)    (0.04)    (0.03)
       Net Realized and Unrealized Gain/Loss......................    (1.35)    (0.56)     0.39      0.26      0.39
                                                                    -------    ------    ------    ------    ------
      Total From Investment Operations............................    (1.34)    (0.61)     0.37      0.22      0.36
                                                                    -------    ------    ------    ------    ------
      Less:
       Distributions from Net Investment Income...................      -0-     (0.03)      -0-       -0-     (0.01)
       Distributions from Net Realized Gain.......................      -0-       -0-     (0.98)    (0.68)    (0.01)
                                                                    -------    ------    ------    ------    ------
      Total Distributions.........................................      -0-     (0.03)    (0.98)    (0.68)    (0.02)
                                                                    -------    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................   $ 8.37    $ 9.71    $10.35    $10.96    $11.42
                                                                    =======    ======    ======    ======    ======
      Total Return*...............................................  -13.80%(2) -5.81%(2)  3.36%(2)  2.24%(2)  3.29%(2)
      Net Assets at End of Period (in millions)...................   $205.6    $304.9    $383.9    $442.3    $596.3
      Ratio of Expenses to Average Net Assets*....................    2.42%     2.35%     2.39%     2.41%     2.40%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................     .10%    (0.47%)   (0.15%)   (0.34%)   (0.31%)
      Portfolio Turnover..........................................      24%       34%       33%       47%       40%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been as follows:
      Ratio of Expenses to Average Net Assets.....................    2.46%       N/A       N/A       N/A       N/A
      Ratio of Net Investment Income to Average Net Assets........     .06%       N/A       N/A       N/A       N/A

                                                                                          CLASS C SHARES
                                                                                        YEAR ENDED JUNE 30,
                                                                       2003#          2002#      2001#      2000#       1999#
      ------------------------------------------------------------  -------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................     $ 9.71        $10.35     $10.96      $11.42      $11.07
                                                                      -------        ------     ------      ------      ------
       Net Investment Income/Loss.................................        .04         (0.05)     (0.02)      (0.04)      (0.03)
       Net Realized and Unrealized Gain/Loss......................      (1.35)        (0.56)      0.39        0.26        0.40
                                                                      -------        ------     ------      ------      ------
      Total From Investment Operations............................      (1.31)        (0.61)      0.37        0.22        0.37
                                                                      -------        ------     ------      ------      ------
      Less:
       Distributions from Net Investment Income...................        -0-         (0.03)       -0-         -0-       (0.01)
       Distributions from Net Realized Gain.......................        -0-           -0-      (0.98)      (0.68)      (0.01)
                                                                      -------        ------     ------      ------      ------
      Total Distributions.........................................        -0-         (0.03)     (0.98)      (0.68)      (0.02)
                                                                      -------        ------     ------      ------      ------
      Net Asset Value, End of the Period..........................     $ 8.40        $ 9.71     $10.35      $10.96      $11.42
                                                                      =======        ======     ======      ======      ======
      Total Return*...............................................    -13.49%(3)(4)  -5.81%(3)   3.36%(3)    2.24%(3)    3.39%(3)
      Net Assets at End of Period (in millions)...................      $23.0         $30.7      $38.4       $42.6       $63.1
      Ratio of Expenses to Average Net Assets*....................      2.39%(5)      2.35%      2.39%       2.41%       2.40%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................       .44%(4)     (0.47%)    (0.15%)     (0.36%)     (0.32%)
      Portfolio Turnover..........................................        24%           34%        33%         47%         40%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been as follows:
      Ratio of Expenses to Average Net Assets.....................      2.43%(5)        N/A        N/A         N/A         N/A
      Ratio of Net Investment Income to Average Net Assets........       .40%(4)        N/A        N/A         N/A         N/A



    N/A Not applicable.



    (#) Based on average shares outstanding.



    +   Amount is less than $0.01 per share



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.


    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.


    (4) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.



    (5) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL VALUE EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Global Value Equity Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street


PO Box 1713


Boston, MA 02110-1713


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Global Value
Equity Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                     MSGL PRO 10/03
Act File No. is 811-7140.                                            65004PRO-00

Van Kampen International Magnum Fund
 -------------------------------------------------------------------------------

Van Kampen International Magnum Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  23
Federal Income Taxation.....................................  25
Financial Highlights........................................  27



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadvisers or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of what it believes are attractively valued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental stock selection. The Fund's portfolio management team makes regional allocation, purchase and sale decisions considering factors such as relative valuations, earnings expectations and macroeconomic factors. The Fund focuses primarily on issuers from countries comprising the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund also may invest up to 35% of its total assets in debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

Additionally, stock prices of small- and medium-sized companies (in which the Fund may invest) in which the Fund may invest often fluctuate more and may fall more than the stock prices of the larger companies during an overall stock market decline.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions and greater delays and disruptions in settlement transactions.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes investing in equity securities of foreign issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                               6.1
1998                                                                               5.6
1999                                                                              23.1
2000                                                                             -10.8
2001                                                                             -21.2
2002                                                                             -17.6


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 13.41%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 13.8%

(for the quarter ended March 31, 1998) and the lowest quarterly return for Class A Shares was -21.2% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the MSCI EAFE Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST      PAST       SINCE
    DECEMBER 31, 2002         1 YEAR    5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen International
    Magnum Fund
    Class A Shares
      Return Before Taxes     -22.37%   -6.62%     -3.94%(1)
      Return After Taxes on
      Distributions           -22.39%   -6.86%     -4.28%(1)
      Return After Taxes on
      Distributions and
      Sales of Fund Shares    -13.64%   -5.16%     -3.15%(1)
    MSCI EAFE Index           -15.66%   -2.61%     -1.47%(2)
................................................................
    Van Kampen International
    Magnum Fund
    Class B Shares
      Return Before Taxes     -22.71%   -6.42%     -3.73%(1)
    MSCI EAFE Index           -15.66%   -2.61%     -1.47%(2)
................................................................
    Van Kampen International
    Magnum Fund
    Class C Shares
      Return Before Taxes     -19.46%   -6.14%     -3.73%(1)
    MSCI EAFE Index           -15.66%   -2.61%     -1.47%(2)
................................................................


Inception dates: (1) 7/1/96, (2) 6/30/96.

* The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (assumes dividends are reinvested net of withholding taxes).

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            0.89%        0.89%        0.89%
.................................................................
Total annual fund
operating expenses(6)        1.94%        2.69%        2.69%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.



(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.65% for Class A Shares, 2.40% for Class B Shares and 2.40% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See Purchase of Shares.



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $761      $1,150      $1,563      $2,711
......................................................................
Class B Shares           $772      $1,135      $1,574      $2,841*
......................................................................
Class C Shares           $372      $  835      $1,424      $3,021
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $761      $1,150      $1,563      $2,711
......................................................................
Class B Shares           $272      $  835      $1,424      $2,841*
......................................................................
Class C Shares           $272      $  835      $1,424      $3,021
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE



The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the MSCI EAFE Index country weightings determined by the Fund's investment adviser. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of what it believes are attractively valued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental stock selection. The Fund focuses primarily on issuers from countries comprising the MSCI EAFE Index. The Fund may, however, invest up to 5% of its total assets in countries not included in the MSCI EAFE Index, including emerging market countries. The MSCI EAFE Index includes most nations in Western Europe, Australasia, Hong Kong and the Far East. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Investments in foreign companies may offer greater opportunities for capital appreciation than investments in domestic companies, but also are subject to special risks not typically associated with investing in domestic companies. As a result, the Fund's portfolio may experience greater price volatility than a fund investing in securities of domestic issuers.

The Fund is managed using an investment process combining the expertise of a team of investment professionals, who individually represent different areas of expertise, and who together develop investment strategies for the Fund to use in making buy and sell decisions. Members of the global research team are located in offices around the world, including New York, London, Tokyo and Singapore. The Fund's portfolio management team makes regional allocation decisions based on a variety of factors, including relative valuations, earnings expectations and macroeconomic factors, and input from the regionally located research teams. Once regional allocations have been determined, regional specialists seek to identify companies they believe are attractively valued. Specialists analyze each company's finances, products and management, and members of the investment teams often meet with each company's management before a security is purchased for the Fund's portfolio.


COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



DEBT SECURITIES. Under normal market conditions, the Fund may invest up to 35% of its total assets in debt securities including certain short- and medium-term debt securities as well as money market instruments. Money-market instruments include obligations of the United States or foreign governments, high-quality short-term debt securities (including Eurodollar certificates of deposit), prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks and repurchase agreements. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALL- AND MEDIUM-SIZED COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than a Fund's investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."



The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.80% (before voluntary fee waivers; and 0.58% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


                             INVESTMENT SUBADVISERS



Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company are the Fund's investment subadvisers (the "Subadvisers"). The Subadvisers, together with their investment management affiliates, managed assets of approximately $394 billion as of September 30, 2003. Each Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Morgan Stanley Investment Management Limited's main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. Morgan Stanley Asset & Investment Trust Management Co., Limited's main office is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009. Morgan Stanley Investment Management Company's main office is located at 23 Church Street, 16-01 Capital Square, Singapore 049481.



SUBADVISORY AGREEMENTS. The Adviser has entered into a subadvisory agreement with each

Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays each Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.


From time to time, the Adviser, Subadvisers or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them in accordance with such limitations as the Adviser, Subadvisers or the Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund's portfolio is managed within the International Magnum team. The team is made up of established investment professionals. Francine J. Bovich is a current member of that team. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class' distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. the contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any participating Fund) from discontinuing the sales of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(a) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the

Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" for more information on when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                     CLASS A SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                     2003#     2002#      2001#     2000#     1999#
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $11.11    $12.34     $15.58    $13.57    $14.85
                                                                    -------    ------    -------    ------    ------
       Net Investment Income/Loss.................................      .05       .02        .07       .04       .05
       Net Realized and Unrealized Gain/Loss......................    (1.53)    (1.25)     (3.16)     1.97      (.91)
                                                                    -------    ------    -------    ------    ------
      Total From Investment Operations............................    (1.48)    (1.23)     (3.09)     2.01      (.86)
                                                                    -------    ------    -------    ------    ------
      Less:
       Distributions from Net Investment Income...................     (.04)      -0-        -0-       -0-      (.26)
       Distributions from Net Realized Gain.......................      -0-       -0-       (.15)      -0-      (.16)
                                                                    -------    ------    -------    ------    ------
      Total Distributions.........................................     (.04)      -0-       (.15)      -0-      (.42)
                                                                    -------    ------    -------    ------    ------
      Net Asset Value, End of the Period..........................    $9.59    $11.11     $12.34    $15.58    $13.57
                                                                    =======    ======    =======    ======    ======
      Total Return *..............................................  -13.33%(1) -9.89%(1) -20.00%(1) 14.81%(1) -5.54%(1)
      Net Assets at End of the Period (in millions)...............    $32.6     $51.8      $77.1     $62.7     $45.6
      Ratio of Expenses to Average Net Assets *...................    1.65%     1.65%      1.60%     1.65%     1.65%
      Ratio of Net Investment Income to Average Net Assets........     .54%      .18%       .47%      .26%      .37%
      Portfolio Turnover..........................................      56%       62%        41%       66%       70%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................    1.94%     1.75%        N/A     1.68%     1.71%
      Ratio of Net Investment Income to Average Net Assets........     .25%      .08%        N/A      .23%      .33%

                                                                                     CLASS B SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                     2003#      2002#      2001#     2000#     1999#
      ------------------------------------------------------------  -------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $10.87     $12.12     $15.35    $13.47    $14.72
                                                                    -------    -------    -------    ------    ------
       Net Investment Income/Loss.................................     (.01)      (.06)      (.05)     (.08)     (.04)
       Net Realized and Unrealized Gain/Loss......................    (1.56)     (1.19)     (3.03)     1.96      (.90)
                                                                    -------    -------    -------    ------    ------
      Total From Investment Operations............................    (1.57)     (1.25)     (3.08)     1.88      (.94)
                                                                    -------    -------    -------    ------    ------
      Less:
       Distributions from Net Investment Income...................      -0-        -0-        -0-       -0-      (.15)
       Distributions from Net Realized Gain.......................      -0-        -0-       (.15)      -0-      (.16)
                                                                    -------    -------    -------    ------    ------
      Total Distributions.........................................      -0-        -0-       (.15)      -0-      (.31)
                                                                    -------    -------    -------    ------    ------
      Net Asset Value, End of the Period..........................    $9.30     $10.87     $12.12    $15.35    $13.47
                                                                    =======    =======    =======    ======    ======
      Total Return *..............................................  -14.44%(2) -10.24%(2) -20.28%(2) 14.12%(2) -6.28%(2)
      Net Assets at End of the Period (in millions)...............    $21.4      $30.2      $40.3     $55.6     $48.1
      Ratio of Expenses to Average Net Assets *...................    2.40%      2.40%      2.35%     2.40%     2.40%
      Ratio of Net Investment Income to Average Net Assets........    (.15%)     (.57%)     (.34%)    (.55%)    (.33%)
      Portfolio Turnover..........................................      56%        62%        41%       66%       70%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................    2.69%      2.50%        N/A     2.43%     2.46%
      Ratio of Net Investment Income to Average Net Assets........    (.44%)     (.67%)       N/A     (.58%)    (.37%)

                                                                                     CLASS C SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                     2003#      2002#      2001#     2000#     1999#
      ------------------------------------------------------------  ----------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $10.92     $12.18     $15.43    $13.52    $14.78
                                                                    -------    -------    -------    ------    ------
       Net Investment Income/Loss.................................      -0-       (.07)      (.05)     (.09)     (.03)
       Net Realized and Unrealized Gain/Loss......................    (1.58)     (1.19)     (3.05)     2.00      (.92)
                                                                    -------    -------    -------    ------    ------
      Total From Investment Operations............................    (1.58)     (1.26)     (3.10)     1.91      (.95)
                                                                    -------    -------    -------    ------    ------
      Less:
       Distributions from Net Investment Income...................      -0-        -0-        -0-       -0-      (.15)
       Distributions from Net Realized Gain.......................      -0-        -0-       (.15)      -0-      (.16)
                                                                    -------    -------    -------    ------    ------
      Total Distributions.........................................      -0-        -0-       (.15)      -0-      (.31)
                                                                    -------    -------    -------    ------    ------
      Net Asset Value, End of the Period..........................    $9.34     $10.92     $12.18    $15.43    $13.52
                                                                    =======    =======    =======    ======    ======
      Total Return *..............................................  -14.47%(3) -10.27%(3) -20.26%(3) 14.13%(3) -6.25%(3)
      Net Assets at End of the Period (in millions)...............     $7.3       $8.1      $13.1     $15.2     $14.2
      Ratio of Expenses to Average Net Assets *...................    2.40%      2.40%      2.35%     2.40%     2.40%
      Ratio of Net Investment Income to Average Net Assets........     .02%      (.59%)     (.35%)    (.58%)    (.26%)
      Portfolio Turnover..........................................      56%        62%        41%       66%       70%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................    2.69%      2.50%        N/A     2.43%     2.46%
      Ratio of Net Investment Income to Average Net Assets........    (.27%)     (.69%)       N/A     (.61%)     .30%



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    #  Based on average month-end shares outstanding.


    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN INTERNATIONAL MAGNUM FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen International Magnum Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen International Magnum Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
International
Magnum Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                     MSIM PRO 10/03


Act File No. is 811-7140.                                            65008PRO-00

Van Kampen Latin American Fund
 -------------------------------------------------------------------------------

Van Kampen Latin American Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   7
Investment Objective, Strategies and Risks..................   8
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  24
Distributions from the Fund.................................  26
Shareholder Services........................................  26
Federal Income Taxation.....................................  28
Financial Highlights........................................  30


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of:

- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America; and

- debt securities issued or guaranteed by Latin American governments or governmental entities.

Under normal market conditions, the Fund invests primarily in equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depositary receipts and equity interests in trusts or partnerships.

The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.

The Fund's portfolio management team combines top-down country criteria to allocate the Fund's assets among Latin American countries (based on relative economic, political and social fundamentals; stock valuations; and investor sentiment) with bottom-up fundamental analysis of Latin American issuers (seeking to identify issuers with strong earnings growth potential). The Fund's portfolio management team focuses on companies offering attractive growth opportunities, reasonable valuations and/or management with strong shareholder value orientation. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team of one or more of the factors listed above materially change. The Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries.

Under normal market conditions, the Fund will invest more than 25% (but not more than 50%) of its total assets in securities of telecommunications companies, which reflects the increased presence of telecommunications companies in the Latin American markets. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities of comparable quality. The Fund's investments in emerging market countries' securities and lower-grade securities involve greater risks than investments in developed countries or higher-grade securities.

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

In general, market values of equity securities are more volatile than debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. At times, securities of Latin American issuers may underperform relative to other sectors. Historically, securities of Latin American issuers have sometimes gone through extended periods when they did not perform as well as securities of domestic issuers or issuers of countries in other regions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more than securities prices of larger companies.

FOREIGN, EMERGING MARKET COUNTRIES AND LATIN AMERICAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries (in which the Fund invests) are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

The Fund is subject to additional risks associated with investing in securities of companies or governments that are subject to economic and financial factors and conditions of the Latin American region. Securities markets of Latin American countries are substantially smaller, less liquid, less regulated and more volatile than domestic securities markets. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors affecting issuers in that region than a more geographically diverse portfolio of investments.

TELECOMMUNICATIONS RISKS. Because the Fund emphasizes telecommunication companies, its portfolio is more susceptible to factors adversely affecting the telecommunications industry than a Fund without such emphasis. The telecommunications industry is undergoing significant technological and structural developments and may be subject to more governmental regulation than other industries. Securities of telecommunications companies may be more volatile than and may or may not move in tandem with the overall securities markets.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment
- Are willing to take on the increased risks associated with investing in foreign securities from countries in a single region

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in equity securities and debt securities of Latin American issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             -20.4
1996                                                                              47.4
1997                                                                              39.6
1998                                                                             -35.9
1999                                                                              68.2
2000                                                                             -15.4
2001                                                                              -2.9
2002                                                                             -21.4


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 33.73%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 40.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -36.09% (for the quarter ended March 31, 1995).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Latin America Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST     PAST       SINCE
    DECEMBER 31, 2002          1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen Latin American
    Fund -- Class A Shares --
      Return Before Taxes      -25.89%  -8.08%      0.90%(1)
      Return After Taxes on
      Distributions            -25.89%  -8.27%     -0.81%(1)
      Return After Taxes on
      Distributions and Sale
      of Fund Shares           -15.90%  -6.31%      0.04%(1)
    MSCI Emerging Markets
    Free Latin America Index   -22.45%  -7.85%     -1.41%(2)
................................................................
    Van Kampen Latin American
    Fund -- Class B Shares --
      Return Before Taxes      -25.89%  -7.90%      3.95%(3)**
    MSCI Emerging Markets
    Free Latin America Index   -22.45%  -7.85%      0.45%(4)
................................................................
    Van Kampen Latin American
    Fund -- Class C Shares --
      Return Before Taxes      -22.70%  -7.64%      0.86%(1)
    MSCI Emerging Markets
    Free Latin America Index   -22.45%  -7.85%     -1.41%(2)
................................................................


Inception dates: (1) 7/6/94, (2) 7/31/94, (3) 8/1/95, (4) 7/31/95.

 * The MSCI Emerging Markets Free Latin America Index is a broad-based market capitalization-weighted composite index covering the primary markets of Latin America.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fees               None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(5)           1.25%        1.25%        1.25%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%      1.00%(7)       1.00%(7)
.................................................................
Other expenses(5)            1.39%        1.39%        1.39%
.................................................................
Total annual fund
operating expenses(5)        2.89%        3.64%        3.64%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the fund's management fees and other expenses such that the actual total annual fund operating expenses were 2.16% for Class A Shares, 2.91% for Class B Shares and 2.91% for Class C Shares for the fiscal year ended June 30, 2003. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $850      $1,419      $2,011      $3,606
......................................................................
Class B Shares           $866      $1,414      $2,032      $3,732*
......................................................................
Class C Shares           $466      $1,114      $1,882      $3,895
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $850      $1,419      $2,011      $3,606
......................................................................
Class B Shares           $366      $1,114      $1,882      $3,732*
......................................................................
Class C Shares           $366      $1,114      $1,882      $3,895
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                             INVESTMENT OBJECTIVES


The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's net assets at the time of investment (plus any borrowings for investment purposes) in a non-diversified portfolio of:

- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers"); and

- debt securities issued or guaranteed by Latin American governments or governmental entities ("Sovereign Debt").

The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

Under normal market conditions, the Fund invests primarily or only in equity securities.

The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.

The Fund's portfolio management team combines top-down country allocation with bottom-up stock selection. The Fund's portfolio management team allocates the Fund's assets among Latin American countries based on relative economic, political and social fundamentals; stock valuations; and investor sentiment. The Fund invests within countries based on fundamental analysis of Latin American issuers and seeks to identify issuers with strong earnings growth potential. The Fund's portfolio management team focuses on companies offering attractive growth opportunities, reasonable valuations and management with strong shareholder value orientation.

Latin American countries consist of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. The Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year. To the extent the Fund emphasizes issuers of a single country, the Fund is more susceptible to any single economic, political or regulatory occurrence affecting issues located in that country. Because of the Fund's policy of concentrating its assets in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting issuers located in the Latin American region.


Equity securities in which the Fund invests include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depositary receipts and equity interests in trusts or partnerships. The Fund may invest in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade or unrated securities determined by the Fund's portfolio management team to be of comparable quality, which are commonly referred to as "junk bonds." Such lower-quality securities are regarded as being predominantly speculative and involve significant risks including greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. The Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund generally invests in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.

The Fund's Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Fund's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its total assets in securities of companies in the telecommunications industries of the Latin American countries in which the Fund invests. In accordance with the Fund's investment restrictions and as a result of the Board's action, the Fund is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Fund will remain so invested until the Board determines that the Fund should invest less than 25% of its total assets in that industry. Because the Fund will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Fund will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of the more concentrated position in such securities.

Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 50% of the Fund's total assets.

To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Other Investments and Risk Factors -- Temporary defensive strategy."

                         TYPES OF INVESTMENT SECURITIES


COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities, warrants or rights to purchase common stocks, depositary receipts and equity interests in trusts or partnerships.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



RIGHTS AND WARRANTS. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



DEBT SECURITIES. The Fund may, but is under no obligation to, invest in certain debt securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. For a further description of securities ratings, see the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's portfolio management team believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

The Fund may, but is not obligated to, invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

In addition to Brady Bonds, the Fund may, but is not obligated to, invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign Debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a Sovereign Debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratorium on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.


INVESTMENT COMPANIES. The Fund may invest in securities of Latin American issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The Fund may invest in small-, medium- or large-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger-sized companies.



DERIVATIVE INSTRUMENTS. The Fund may enter into foreign currency forward contracts and foreign currency futures contracts, may purchase and sell put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options on futures contracts. There currently are limited options and futures contracts markets for Latin American currencies, securities and indices, and the nature of the strategies adopted by the Fund's portfolio management team and the extent to which those strategies are used depends on the development of those markets.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Because of the lack of hedging facilities available in Latin American countries, the nature of strategies adopted by the Fund's portfolio management team and the extent to which those strategies are used depends on the development of those markets.

ADDITIONAL RISKS OF INVESTING IN LATIN AMERICAN COUNTRIES. The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The Fund's investments are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the U.S., although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Investments in Latin American countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The extent of economic development, political stability and market depth of Latin American countries varies and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Latin American countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of more developed markets. Latin American countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in Latin American countries may be more precarious than in more developed countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Certain Latin American countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries often are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.


                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivative instruments). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 20% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment Advisory
Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS   % PER ANNUM
----------------------------------------------------
    First $500 million            1.25%
.....................................................
    Over $500 million             1.20%
.....................................................
    Over $1 billion               1.15%
.....................................................


Applying this fee schedule, the effective advisory fee rate was 1.25% (before voluntary fee waivers; and 0.66% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2003, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $394 billion. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment

Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Latin American Equity team. The team is made up of established investment professionals. Current members of the team include Ana Cristina Piedrahita and William Scott Piper, Vice Presidents of the Subadviser, and Narayan Ramachandran, a Managing Director of the Subadviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on foreign securities exchange at the last reported sales price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges and over-the-counter markets may not coincide with the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                       DISTRIBUTION PLAN AND SERVICE PLAN


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange and orders received by authorized dealers after close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256 or by telephone at
(800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission.

Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized form at fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by Van Kampen Funds Inc. will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008).


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                   CLASS A SHARES
                                                                             FISCAL YEAR ENDED JUNE 30,
                                                               2003#        2002#        2001#       2000#     1999#
      ---------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period...........      $10.21      $ 12.70      $ 14.24      $11.54    $11.42
                                                               ------      -------      -------      ------    ------
       Net Investment Income/Loss........................        0.12         0.10         0.11        0.04      0.09
       Net Realized and Unrealized Gain/Loss.............        0.63        (2.49)       (1.65)       2.66      0.19
                                                               ------      -------      -------      ------    ------
      Total From Investment Operations...................        0.75        (2.39)       (1.54)       2.70      0.28
                                                               ------      -------      -------      ------    ------
      Less:
      Distributions from
       Distributions from Net Investment Income..........         -0-        (0.10)         -0-         -0-     (0.11)
       Net Realized Gain.................................         -0-          -0-          -0-         -0-     (0.05)
                                                               ------      -------      -------      ------    ------
      Total Distributions................................         -0-        (0.10)         -0-         -0-     (0.16)
                                                               ------      -------      -------      ------    ------
      Net Asset Value, End of the Period.................      $10.96      $ 10.21      $ 12.70      $14.24    $11.54
                                                               ======      =======      =======      ======    ======
      Total Return *.....................................       7.35%(1)   -18.94%(1)   -10.74%(1)   23.29%(1)  3.00%(1)
      Net Assets at End of the Period (In millions)......      $ 11.7      $  14.8      $  26.5      $ 38.5    $ 34.1
      Ratio of Expenses to Average Net Assets *..........       2.16%        2.19%        2.18%       2.17%     2.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets *..........................................       1.27%        0.92%        0.84%       0.31%     0.98%
      Portfolio Turnover.................................         79%          48%          61%         78%      163%
      * If certain expenses had not been voluntarily
        assumed by the Adviser, total return would have
        been lower and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net Assets............       2.89%        2.63%        2.20%       2.38%     2.44%
      Ratio of Net Investment Income/Loss to Average Net
       Assets............................................       0.54%        0.48%        0.82%       0.10%     0.74%
      Ratio of Expenses to Average Net Assets excluding
       country tax expense and interest expense..........       2.10%        2.10%        2.10%       2.10%     2.10%

                                                                               CLASS B SHARES
                                                                         FISCAL YEAR ENDED JUNE 30,
                                                           2003#        2002#        2001#       2000#     1999#
      ---------------------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the Period...........  $ 9.76      $ 12.12      $ 13.70      $11.19    $11.03
                                                           ------      -------      -------      ------    ------
       Net Investment Income/Loss........................    0.05         0.02         0.01       (0.06)     0.02
       Net Realized and Unrealized Gain/Loss.............    0.59        (2.36)       (1.59)       2.57      0.22
                                                           ------      -------      -------      ------    ------
      Total From Investment Operations...................    0.64        (2.34)       (1.58)       2.51      0.24
                                                           ------      -------      -------      ------    ------
      Less:
      Distributions from
       Distributions from Net Investment Income..........     -0-        (0.02)         -0-         -0-     (0.03)
       Net Realized Gain.................................     -0-          -0-          -0-         -0-     (0.05)
                                                           ------      -------      -------      ------    ------
      Total Distributions................................     -0-        (0.02)         -0-         -0-     (0.08)
                                                           ------      -------      -------      ------    ------
      Net Asset Value, End of the Period.................  $10.40      $  9.76      $ 12.12      $13.70    $11.19
                                                           ======      =======      =======      ======    ======
      Total Return *.....................................   6.67%(2)   -19.53%(2)   -11.39%(2)   22.32%(2)  2.47%(2)
      Net Assets at End of the Period (In millions)......  $  8.2      $   9.8      $  14.5      $ 19.6    $ 18.6
      Ratio of Expenses to Average Net Assets *..........   2.91%        2.94%        2.93%       2.92%     2.96%
      Ratio of Net Investment Income/Loss to Average Net
       Assets *..........................................   0.52%        0.19%        0.09%      (0.47%)    0.20%
      Portfolio Turnover.................................     79%          48%          61%         78%      163%
      * If certain expenses had not been voluntarily
        assumed by the Adviser, total return would have
        been lower and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net Assets............   3.64%        3.40%        2.95%       3.13%     3.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets............................................  (0.21%)      (0.27%)       0.07%      (0.68%)   (0.04%)
      Ratio of Expenses to Average Net Assets excluding
       country tax expense and interest expense..........   2.85%        2.85%        2.85%       2.85%     2.85%

                                                                               CLASS C SHARES
                                                                         FISCAL YEAR ENDED JUNE 30,
                                                           2003#        2002#        2001#       2000#     1999#
      ---------------------------------------------------  ---------------------------------------------------------------
      Net Asset Value, Beginning of the Period...........  $ 9.75      $ 12.11      $ 13.69      $11.18    $11.04
                                                           ------      -------      -------      ------    ------
       Net Investment Income/Loss........................    0.05         0.02         0.01       (0.06)     0.02
       Net Realized and Unrealized Gain/Loss.............    0.59        (2.36)       (1.59)       2.57      0.20
                                                           ------      -------      -------      ------    ------
      Total From Investment Operations...................    0.64        (2.34)       (1.58)       2.51      0.22
                                                           ------      -------      -------      ------    ------
      Less:
      Distributions from
       Distributions from Net Investment Income..........     -0-        (0.02)         -0-         -0-     (0.03)
       Net Realized Gain.................................     -0-          -0-          -0-         -0-     (0.05)
                                                           ------      -------      -------      ------    ------
      Total Distributions................................     -0-        (0.02)         -0-         -0-     (0.08)
                                                           ------      -------      -------      ------    ------
      Net Asset Value, End of the Period.................  $10.39      $  9.75      $ 12.11      $13.69    $11.18
                                                           ======      =======      =======      ======    ======
      Total Return *.....................................   6.56%(3)   -19.47%(3)   -11.40%(3)   22.34%(3)  2.28%(3)
      Net Assets at End of the Period (In millions)......  $  4.1      $   4.6      $   7.2      $ 10.8    $ 10.4
      Ratio of Expenses to Average Net Assets *..........   2.91%        2.94%        2.93%       2.92%     2.96%
      Ratio of Net Investment Income/Loss to Average Net
       Assets *..........................................   0.54%        0.19%        0.05%      (0.47%)    0.23%
      Portfolio Turnover.................................     79%          48%          61%         78%      163%
      * If certain expenses had not been voluntarily
        assumed by the Adviser, total return would have
        been lower and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net Assets............   3.64%        3.40%        2.95%       3.13%     3.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets............................................  (0.19%)      (0.27%)       0.03%      (0.68%)   (0.01%)
      Ratio of Expenses to Average Net Assets excluding
       country tax expense and interest expense..........   2.85%        2.85%        2.85%       2.85%     2.85%


    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    #  Based on average month-end shares outstanding.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LATIN AMERICAN FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser and Administrator
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Latin American Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Latin American Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Latin American
Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http:www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]
Act File No. is 811-7140.                                         MSLA PRO 10/03

Van Kampen Mid Cap Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Mid Cap Growth Fund's investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve long-term growth.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's portfolio management team believes have long-term growth potential. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The Fund's investment adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF MEDIUM-SIZED COMPANIES. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund's Class A Shares over the three calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2000                                                                              -8.3
2001                                                                             -30.3
2002                                                                             -31.5


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 26.45%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return for Class A Shares was 17.84% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class A Shares was -27.92% (for the quarter ended September 30, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST       SINCE
    DECEMBER 31, 2002             1 YEAR    INCEPTION
---------------------------------------------------------
    Van Kampen Mid Cap Growth
    Fund -- Class A Shares
      Return Before Taxes         -35.44%    -18.20%(1)
      Return After Taxes on
      Distributions               -35.44%    -18.34%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                 -21.76%    -13.87%(1)
    Russell Midcap Growth Index   -27.41%    -12.20%(2)
..........................................................
    Van Kampen Mid Cap Growth
    Fund -- Class B Shares
      Return Before Taxes         -35.39%    -17.88%(1)
    Russell Midcap Growth Index   -27.41%    -12.20%(2)
..........................................................
    Van Kampen Mid Cap Growth
    Fund -- Class C Shares
      Return Before Taxes         -32.71%    -17.28%(1)
    Russell Midcap Growth Index   -27.41%    -12.20%(2)
..........................................................


Inception date: (1) 10/25/99, (2) 10/31/99.


* The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees              0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1)
fees(5)(6)                   0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.87%        0.88%        0.88%
.................................................................
Total annual fund
operating expenses(5)        1.87%        2.63%        2.63%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase Of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. see "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently reimbursing a portion of the Fund's other expenses and the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.75% for Class A Shares, 2.51% for Class B Shares and 2.41% for Class C Shares. The expense reimbursements can be terminated at any time.



(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $754      $1,129      $1,528      $2,639
......................................................................
Class B Shares           $766      $1,117      $1,545      $2,779*
......................................................................
Class C Shares           $366      $  817      $1,395      $2,964
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $754      $1,129      $1,528      $2,639
......................................................................
Class B Shares           $266      $  817      $1,395      $2,779*
......................................................................
Class C Shares           $266      $  817      $1,395      $2,964
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to achieve long-term growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund's investment adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's portfolio management team defines medium-sized companies by reference to those companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $379 million to $15.4 billion as of September 30, 2003). The Fund may also invest in common stocks and other equity securities of small- and large-sized companies.



The Fund's investment adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria. The process for investing is research intensive and the Fund's investment adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Fund's investment adviser closely tracks companies' earnings quality through detailed financial analysis to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Fund's investment adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Fund. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common stocks.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for long-term growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for long-term growth on these securities will tend to be lower than the potential for long-term growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide.

Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Small/Mid-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch and David Cohen, Executive Directors of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



                         DISTRIBUTION AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than

     100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002 and 2001 and the fiscal period from October 25, 1999 (commencement of investment operations for the Fund) to June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                   CLASS A SHARES
                                                    YEAR ENDED JUNE 30,             OCTOBER 25, 1999*
                                              2003#        2002#        2001#       TO JUNE 30, 2000#
      ------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...........................      $ 6.51      $  9.49      $ 13.37            $10.00
                                              ------      -------      -------            ------
       Net Investment Loss..............        (.09)        (.10)        (.14)             (.09)
       Net Realized and Unrealized
         Gain/Loss......................         .11        (2.88)       (3.57)             3.46
                                              ------      -------      -------            ------
      Total from Investment
       Operations.......................         .02        (2.98)       (3.71)             3.37
                                              ------      -------      -------            ------
      Less Distributions from Net
       Realized Gain....................         -0-          -0-         (.17)              -0-
                                              ------      -------      -------            ------
      Net Asset Value, End of the
       Period...........................      $ 6.53      $  6.51      $  9.49            $13.37
                                              ======      =======      =======            ======
      Total Return ***..................       0.15%(1)   -31.30%(1)   -28.03%(1)         33.70%**(1)
                                              ======      =======      =======            ======
      Net Assets at End of the Period
       (In millions)....................      $ 24.7      $  29.3      $  44.7            $ 38.4
      Ratio of Expenses to Average Net
       Assets***........................       1.75%        1.58%        1.58%             1.63%
      Ratio of Net Investment Loss to
       Average Net Assets***............      (1.50%)      (1.29%)      (1.20%)           (1.04%)
      Portfolio Turnover................        197%         209%         146%              103%**
      ***If certain expenses had not
         been voluntarily assumed by the
         Adviser, total return would
         have been lower and the ratios
         would have been as follows:
      Ratio of Expenses to Average Net
       Assets...........................       1.87%          N/A          N/A
      Ratio of Net Investment Loss to
       Average Net Assets...............      (1.62%)         N/A          N/A

                                                               CLASS B SHARES
                                                YEAR ENDED JUNE 30,             OCTOBER 25, 1999*
                                          2003#        2002#        2001#       TO JUNE 30, 2000#
      ----------------------------------  --------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...........................  $ 6.40      $  9.38      $ 13.31            $10.00
                                          ------      -------      -------            ------
       Net Investment Loss..............    (.13)        (.15)        (.22)             (.16)
       Net Realized and Unrealized
         Gain/Loss......................     .09        (2.83)       (3.54)             3.47
                                          ------      -------      -------            ------
      Total from Investment
       Operations.......................    (.04)       (2.98)       (3.76)             3.31
                                          ------      -------      -------            ------
      Less Distributions from Net
       Realized Gain....................     -0-          -0-         (.17)              -0-
                                          ------      -------      -------            ------
      Net Asset Value, End of the
       Period...........................  $ 6.36      $  6.40      $  9.38            $13.31
                                          ======      =======      =======            ======
      Total Return ***..................  -0.63%(2)   -31.77%(2)   -28.53%(2)         33.10%**(2)
                                          ======      =======      =======            ======
      Net Assets at End of the Period
       (In millions)....................  $ 27.3      $  30.4      $  46.8            $ 40.5
      Ratio of Expenses to Average Net
       Assets***........................   2.51%        2.33%        2.33%             2.38%
      Ratio of Net Investment Loss to
       Average Net Assets***............  (2.26%)      (2.04%)      (1.95%)           (1.83%)
      Portfolio Turnover................    197%         209%         146%              103%**
      ***If certain expenses had not
         been voluntarily assumed by the
         Adviser, total return would
         have been lower and the ratios
         would have been as follows:
      Ratio of Expenses to Average Net
       Assets...........................   2.63%          N/A          N/A               N/A
      Ratio of Net Investment Loss to
       Average Net Assets...............  (2.38%)         N/A          N/A               N/A

                                                                CLASS C SHARES
                                                 YEAR ENDED JUNE 30,              OCTOBER 25, 1999*
                                          2003#          2002#        2001#       TO JUNE 30, 2000#
      ----------------------------------  -------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...........................  $ 6.39        $  9.38      $ 13.33            $10.00
                                          ------        -------      -------            ------
       Net Investment Loss..............    (.12)          (.15)        (.22)             (.16)
       Net Realized and Unrealized
         Gain/Loss......................     .10          (2.84)       (3.56)             3.49
                                          ------        -------      -------            ------
      Total from Investment
       Operations.......................    (.02)         (2.99)       (3.78)             3.33
                                          ------        -------      -------            ------
      Less Distributions from Net
       Realized Gain....................     -0-            -0-         (.17)              -0-
                                          ------        -------      -------            ------
      Net Asset Value, End of the
       Period...........................  $ 6.37        $  6.39      $  9.38            $13.33
                                          ======        =======      =======            ======
      Total Return ***..................  -0.31%(3)(4)  -31.88%(3)   -28.64%(3)         33.30%**(3)
                                          ======        =======      =======            ======
      Net Assets at End of the Period
       (In millions)....................  $  8.1        $  11.2      $  21.6            $ 20.0
      Ratio of Expenses to Average Net
       Assets***........................   2.41%(5)       2.33%        2.33%             2.38%
      Ratio of Net Investment Loss to
       Average Net Assets***............  (2.07%)(4)     (2.04%)      (1.95%)           (1.81%)
      Portfolio Turnover................    197%           209%         146%              103%**
      ***If certain expenses had not
         been voluntarily assumed by the
         Adviser, total return would
         have been lower and the ratios
         would have been as follows:
      Ratio of Expenses to Average Net
       Assets...........................   2.53%(5)         N/A          N/A               N/A
      Ratio of Net Investment Loss to
       Average Net Assets...............  (2.19%)(4)        N/A          N/A               N/A



    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (4) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .07% and .08%, respectively.



    (5) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.


    # Net investment loss per share is based upon daily average shares outstanding.


    *  Commencement of investment operations



    ** Non-Annualized

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN MID CAP GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Mid Cap Growth Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Mid Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Mid Cap
Growth Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS




                                                   [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company                                      MCG PRO 10/03
Act File No. is 811-7140.                                            65050PRO-00

Van Kampen Value Fund
 -------------------------------------------------------------------------------

Van Kampen Value Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund invests primarily in common stocks and other equity securities, including preferred stock; convertible securities and equity-linked securities; warrants and rights to purchase common stock; and depositary receipts.



The Fund emphasizes a value style of investing seeking well-established companies that appear undervalued and are currently not being recognized within the marketplace. Portfolio securities are typically sold when the Fund's investment adviser believes that the security approaches or achieves what the investment adviser believes to be its fair valuation, or if the investment adviser's analysis reveals signs of deteriorating fundamentals, such as changing industry regulations or competitive pressures.


The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.


During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized, more established companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:
- Seek above-average total return over the long-term

- Can withstand volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             -2.4
1999                                                                             -1.7
2000                                                                             21.1
2001                                                                              0.5
2002                                                                            -25.0


The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 17.81%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.52% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -23.41% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's ("S&P") 500 Index* and the S&P Barra Value Index**, broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                   PAST         PAST          SINCE
    DECEMBER 31, 2002              1 YEAR       5 YEARS      INCEPTION
--------------------------------------------------------------------------
    Van Kampen Value Fund --
    Class A Shares
      Returns Before Taxes         -29.30%      -3.74%        -3.09%(1)
      Returns After Taxes on
      Distributions                -29.30%      -3.98%        -3.36%(1)
      Returns After Taxes on
      Distributions and Sale
      of Fund Shares               -17.99%      -3.05%        -2.56%(1)
    S&P 500 Index                  -22.10%      -0.59%         1.30%(2)
    S&P Barra Value Index          -20.85%      -0.85%         1.22%(2)
...........................................................................
    Van Kampen Value Fund --
    Class B Shares
      Returns Before Taxes         -29.28%      -3.65%        -2.80%(1)
    S&P 500 Index                  -22.10%      -0.59%         1.30%(2)
    S&P Barra Value Index          -20.85%      -0.85%         1.22%(2)
...........................................................................
    Van Kampen Value Fund --
    Class C Shares
      Returns Before Taxes         -26.39%      -3.37%        -2.82%(1)
    S&P 500 Index                  -22.10%      -0.59%         1.30%(2)
    S&P Barra Value Index          -20.85%      -0.85%         1.22%(2)
...........................................................................


Inception dates: (1) 7/7/97, (2) 7/10/97.


 * The S&P 500 Index is an unmanaged market-weighted index generally representative of the U.S. stock market.



** The S&P Barra Value Index is constructed by dividing the stocks in the S&P
   500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003)
----------------------------------------------------------------
Management fees(5)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1)
fees(5)(6)                   0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.54%        0.54%        0.54%
.................................................................
Total annual fund
operating expenses(5)        1.59%        2.34%        2.34%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.45% for Class A Shares, 2.20% for Class B Shares and 2.20% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares then if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $727      $1,048      $1,391      $2,356
......................................................................
Class B Shares           $737      $1,030      $1,400      $2,489*
......................................................................
Class C Shares           $337      $  730      $1,250      $2,676
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $727      $1,048      $1,391      $2,356
......................................................................
Class B Shares           $237      $  730      $1,250      $2,489*
......................................................................
Class C Shares           $237      $  730      $1,250      $2,676
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based on various measures such as price-to-earnings ratios and price-to-book ratios. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund's investment adviser uses a bottom-up process to identify well-established companies that appear undervalued and are currently not being recognized within the marketplace. The Fund's investment adviser begins with a universe of companies that have attributes that may qualify them as value companies. These companies are screened for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Fund's investment adviser then evaluates the companies relative to competitive and market conditions within each industry. The Fund's investment adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry.



In selecting securities for investment, the Fund's investment adviser focuses on those companies with strong fundamentals, promising growth prospects and attractive valuations, also referred to as value companies. The Fund's investment style presents the risk that the valuations of such companies never improve or that the returns on value investments are less than returns on other styles of investing or the overall stock market. Stocks of different types, such as "value" stocks or "growth" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in "value" stocks will vary and at times may be lower or higher than that of other types of funds.



COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks and depositary receipts.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as Strategic Transactions.



The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for high total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for high total return on these securities will tend to be lower than the potential for high total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.80% of the Fund's average daily net assets (before voluntary fee waivers; and 0.70% after voluntary fee waivers) for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., a Managing Director of the Adviser, and Jason S. Leder and Kevin C. Holt, Executive Directors of the Adviser. The composition of each team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than

$1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A

Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least quarterly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                     CLASS A SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                    2003#      2002#     2001#      2000#     1999#
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $10.25     $12.05     $9.07     $10.88    $10.53
                                                                    ------    -------    ------    -------    ------
       Net Investment Income/Loss.................................     .06       0.03      0.05       0.05      0.07
       Net Realized and Unrealized Gain/Loss......................    (.47)     (1.83)     2.94      (1.85)     0.51
                                                                    ------    -------    ------    -------    ------
       Total From Investment Operations...........................    (.41)     (1.80)     2.99      (1.80)     0.58
                                                                    ------    -------    ------    -------    ------
      Less:
       Distributions from Net Investment Income...................     -0-        -0-     (0.01)     (0.01)    (0.06)
       Distributions from Net Realized Gain.......................     -0-        -0-       -0-        -0-     (0.17)
                                                                    ------    -------    ------    -------    ------
       Total Distributions........................................     -0-        -0-     (0.01)     (0.01)    (0.23)
                                                                    ------    -------    ------    -------    ------
      Net Asset Value, End of the Period..........................   $9.84     $10.25    $12.05      $9.07    $10.88
                                                                    ======    =======    ======    =======    ======
      Total Return*...............................................  -4.00%(1) -15.01%(1) 33.06%(1) -16.56%(1)  5.83%(1)
      Net Assets, at End of the Period (In millions)..............   $56.7      $61.9     $66.4      $52.6     $95.2
      Ratio of Expenses to Average Net Assets*....................   1.45%      1.45%     1.45%      1.45%     1.45%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   0.73%      0.27%     0.42%      0.49%     0.74%
      Portfolio Turnover..........................................     74%        43%      100%       104%       64%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets##...................   1.59%      1.45%     1.47%      1.53%     1.48%
      Ratio of Net Investment Income to Average Net Assets##......    .59%      0.27%     0.40%      0.41%     0.73%

                                                                                     CLASS B SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                    2003#      2002#     2001#      2000#     1999#
      ------------------------------------------------------------  ------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $9.96     $11.85     $8.98     $10.84    $10.51
                                                                    ------    -------    ------    -------    ------
       Net Investment Income/Loss.................................     -0-+     (0.05)    (0.03)     (0.03)      -0-+
       Net Realized and Unrealized Gain/Loss......................    (.46)     (1.84)     2.90      (1.83)     0.51
                                                                    ------    -------    ------    -------    ------
       Total From Investment Operations...........................    (.46)     (1.89)     2.87      (1.86)     0.51
                                                                    ------    -------    ------    -------    ------
      Less:
       Distributions from Net Investment Income...................     -0-        -0-       -0-        -0-     (0.01)
       Distributions from Net Realized Gain.......................     -0-        -0-       -0-        -0-     (0.17)
                                                                    ------    -------    ------    -------    ------
       Total Distributions........................................     -0-        -0-       -0-        -0-     (0.18)
                                                                    ------    -------    ------    -------    ------
      Net Asset Value, End of the Period..........................   $9.50      $9.96    $11.85      $8.98    $10.84
                                                                    ======    =======    ======    =======    ======
      Total Return*...............................................  -4.62%(2) -15.95%(2) 31.96%(2) -17.16%(2)  5.02%(2)
      Net Assets, at End of the Period (In millions)..............   $56.7      $79.3      94.6      $70.4    $128.0
      Ratio of Expenses to Average Net Assets*....................   2.20%      2.20%     2.20%      2.20%     2.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................  (0.02%)    (0.44%)   (0.33%)    (0.26%)   (0.03%)
      Portfolio Turnover..........................................     74%        43%      100%       104%       64%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets##...................   2.34%      2.21%     2.22%      2.28%     2.23%
      Ratio of Net Investment Income to Average Net Assets##......  (0.16%)    (0.45%)   (0.35%)    (0.34%)   (0.05%)

                                                                                      CLASS C SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                    2003#        2002#     2001#      2000#     1999#
      ------------------------------------------------------------  -----------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $9.96       $11.84     $8.97     $10.83    $10.50
                                                                    ------      -------    ------    -------    ------
       Net Investment Income/Loss.................................     .04        (0.05)    (0.04)     (0.03)      -0-+
       Net Realized and Unrealized Gain/Loss......................    (.46)       (1.83)     2.91      (1.83)     0.51
                                                                    ------      -------    ------    -------    ------
       Total From Investment Operations...........................    (.42)       (1.88)     2.87      (1.86)     0.51
                                                                    ------      -------    ------    -------    ------
      Less:
       Distributions from Net Investment Income...................     -0-          -0-       -0-        -0-     (0.01)
       Distributions from Net Realized Gain.......................     -0-          -0-       -0-        -0-     (0.17)
                                                                    ------      -------    ------    -------    ------
       Total Distributions........................................     -0-          -0-       -0-        -0-     (0.18)
                                                                    ------      -------    ------    -------    ------
      Net Asset Value, End of the Period..........................   $9.54        $9.96    $11.84      $8.97    $10.83
                                                                    ======      =======    ======    =======    ======
      Total Return*...............................................  -4.22%(3)(4) -15.95%(3) 32.11%(3) -17.17%(3)  5.13%(3)
      Net Assets, at End of the Period (In millions)..............   $14.1        $18.3     $21.7      $14.6     $29.1
      Ratio of Expenses to Average Net Assets*....................   2.20%(5)     2.20%     2.20%      2.20%     2.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   0.52%(4)    (0.44%)   (0.33%)    (0.29%)   (0.02%)
      Portfolio Turnover..........................................     74%          43%      100%       104%       64%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets##...................   2.34%(5)     2.21%     2.22%      2.28%     2.23%
      Ratio of Net Investment Income to Average Net Assets##......   0.38%(4)    (0.45%)   (0.35%)    (0.37%)   (0.03%)



    +  Amount is less than $0.01 per share.


    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.


    (4) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .46% and .55%, respectively.



    (5) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.


    # Net investment income/loss per share is based on daily average shares outstanding.

    ## For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets for Class A Shares due to the Adviser's reimbursement of certain expenses was less than .01%.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN VALUE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Value Fund

Custodian

STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02110-1713

Attn: Van Kampen Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Value Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 31, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                    MSVL PRO 10/03
Act File No. is 811-7140.                                            65011PRO-00

                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN SERIES FUND, INC.


     Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following seventeen investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Asian Equity Fund (formerly known as Van Kampen Asian Growth Fund), Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Emerging Markets Income Fund (formerly known as Van Kampen Worldwide High Income
Fund), Van Kampen Equity Growth Fund, Van Kampen European Value Equity Fund (formerly known as Van Kampen European Equity Fund), Van Kampen Focus Equity Fund (formerly known as Van Kampen Aggressive Equity Fund), Van Kampen Global Equity Allocation Fund, Van Kampen Global Value Equity Fund (formerly known as Van Kampen Global Equity Fund), Van Kampen Growth and Income Fund II, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Latin American Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Global Franchise Fund (formerly known as Van Kampen Tax Managed Global Franchise Fund) and Van Kampen Value Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund, Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, Global Franchise Fund, International Magnum Fund and Latin American Fund, each of which is organized as a non-diversified series of the Company.



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with each Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information for all Funds except for those Funds not currently offering shares to the public including: Emerging Markets Debt Fund, Growth and Income Fund II, Japanese Equity Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Prospectus for each of the Funds may be obtained without charge from our web site at www.vankampen.com or by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or
(800) 421-2833 for the hearing impaired).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................   B-2
Investment Objectives, Strategies and Risks.................   B-9
Investment Restrictions.....................................  B-31
Directors and Officers......................................  B-36
Investment Advisory Agreements..............................  B-47
Other Agreements............................................  B-50
Distribution and Service....................................  B-52
Transfer Agent..............................................  B-64
Portfolio Transactions and Brokerage Allocation.............  B-64
Shareholder Services........................................  B-67
Redemption of Shares........................................  B-69
Contingent Deferred Sales Charge -- Class A.................  B-69
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................  B-70
Taxation....................................................  B-71
Performance Information.....................................  B-75
Other Information...........................................  B-81
Appendix A -- Description of Securities Ratings.............   A-1
Appendix B -- Proxy Voting Policy and Procedures............   B-1
Reports of Independent Auditors, Financial Statements and
  Notes to Financial Statements.............................   F-1



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 31, 2003.



                                                                    MS SAI 10/03

                              GENERAL INFORMATION

     The Company is a corporation organized in 1992 under the laws of the state of Maryland. The Company's Articles of Incorporation, as amended (the "Articles"), permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Series Fund, Inc. The Company changed its name to Van Kampen Series Fund, Inc. in July 1998. Similarly, each Fund described herein at the time of its organization began its name with the words "Morgan Stanley" and each Fund changed its name to begin with the words "Van Kampen" in July 1998 (except for the Equity Growth Fund which made this name change in June 1998 and the Global Franchise Fund which has always had Van Kampen in its name since its organization in June 1998).


     Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") for the Funds. Morgan Stanley Investment Management Limited ("MSIM Limited") is a sub-adviser (a "Sub-Adviser") to European Value Equity Fund, Global Franchise Fund, Global Value Equity and International Magnum Fund. Morgan Stanley Investment Management Company ("MSIM Company") is a sub-adviser (a "Sub-Adviser") to Asian Equity Fund and International Magnum Fund. Morgan Stanley Asset & Investment Trust Co., Limited ("MSAITM") is a sub-adviser (a "Sub-Adviser") to International Magnum Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain transfer agency and shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information."



     Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. MSIM Limited, MSIM Company and MSAITM are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947. The principal office of MSIM Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. The principal office of MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481. The principal office of MSAITM is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-Ku, Tokyo, Japan 150-6009.



     As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 19,125,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.


     Each Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of October 1, 2003, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund, except as follows:



                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
AMERICAN VALUE FUND
MLPF&S for the Sole Benefit of its Customers................       A          30.87%
  Attn: Fund Administration 97B64
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Edward Jones & CO...........................................       A           9.72%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
MLPF&S for the Sole Benefit of its Customers................       B          12.93%
  Attn: Fund Administration 97B65
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc................................       B           6.15%
  00109801250                                                      C          21.78%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C          18.26%
  Attn: Fund Administration 97CS8
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       B          20.65%
  875 3rd Avenue                                                   C           9.31%
  New York, NY 10022
ASIAN EQUITY FUND
Citigroup Global Markets Inc................................       A          11.50%
  00109801250                                                      B           7.14%
  Attn: Cindy Tempesta, 7th Floor                                  C           9.24%
  333 West 34th Street
  New York, NY 10001-2402

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
PFPC Brokerage Services.....................................       B           6.46%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Morgan Stanley DW Inc. .....................................       B          20.27%
  875 3rd Avenue                                                   C           5.19%
  New York, NY 10022
EMERGING MARKETS FUND
MLPF&S for the Sole Benefit of its Customers................       A          26.52%
  Attn: Fund Administration 97FK6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville FL 32246-6484
Charles Schwab & Co Inc.....................................       A           8.02%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Morgan Stanley DW Inc. .....................................       A           5.59%
  875 3rd Avenue                                                   B          26.72%
  New York, NY 10022                                               C           8.71%
PFPC Brokerage Services.....................................       B           5.61%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       B           5.05%
  00109801250                                                      C          10.40%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C          20.39%
  Attn: Fund Administration 97N71
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
EMERGING MARKETS INCOME FUND
Trust Co. of America........................................       A           5.35%
  FBO #120
  PO Box 6503
  Englewood, CO 80155-6503
Charles Schwab & Co Inc.....................................       A           5.19%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Edward Jones & CO...........................................       A           9.27%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A           6.93%
  375 3rd Avenue                                                   B          36.54%
  New York, NY 10022                                               C           9.03%

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
Citigroup Global Markets Inc. ..............................       A           7.28%
  00109801250                                                      B           5.18%
  Attn: Cindy Tempesta, 7th Floor                                  C          26.29%
  333 West 34th Street
  New York, NY 10001-2402
EQUITY GROWTH FUND
Edward Jones & CO...........................................       A          47.32%
  Attn: Mutual Fund                                                B           8.10%
  Shareholder Accounting                                           C           8.49%
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       B          12.93%
  875 3rd Avenue                                                   C           9.94%
  New York, NY 10022
MLPF&S for the Sole Benefit of its Customers................       B           5.71%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
PFPC Brokerage Services.....................................       B           6.04%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C          36.18%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
EUROPEAN VALUE EQUITY FUND
Van Kampen Funds Inc. ......................................       A          15.39%
  Seed Capital/Discretionary                                       B          14.68%
  Attn: Eric Marmoll                                               C          36.11%
  1 Parkview Plaza
  PO Box 5555
  Oakbrook Terrace, IL 60181-5305
Edward Jones & Co. .........................................       A          12.82%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Heights, MO 63043-3009
MLPF&S for the Sole Benefit of its Customers................       A          10.19%
  Attn: Fund Administration 97FW6                                  B           8.34%
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       A           8.15%
  875 3rd Avenue                                                   B          21.57%
  New York, NY 10022                                               C          17.32%
FOCUS EQUITY FUND
Edward Jones & CO...........................................       A          19.91%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
Morgan Stanley DW Inc. .....................................       A          16.17%
  875 3rd Avenue                                                   B          26.37%
  New York, NY 10022                                               C          17.45%
MLPF&S for the Sole Benefit of its Customers................       C           5.93%
  Attn: Fund Administration 97B63
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C           6.14%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
PFPC Brokerage Services.....................................       A           6.00%
  FBO Primerica Financial Services                                 B           9.51%
  760 Moore Road
  King of Prussia, PA 19406-1212
GLOBAL EQUITY ALLOCATION FUND
Edward Jones & CO...........................................       A          13.45%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc.......................................       B          11.36%
  875 3rd Avenue                                                   C           6.45%
  New York, NY 10022
PFPC Brokerage Services.....................................       A           8.74%
  FBO Primerica Financial Services                                 B          11.69%
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C           8.30%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL FRANCHISE FUND
Charles Schwab & Co. Inc. ..................................       A          21.32%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Morgan Stanley DW Inc. .....................................       A           7.31%
  875 3rd Avenue                                                   B          22.12%
  New York, NY 10020                                               C          14.51%
Edward Jones & CO...........................................       A          14.54%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................       B           5.01%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
MLPF&S for the Sole Benefit of its Customers................       C          14.64%
  Attn: Fund Administration 97FW6
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C           5.42%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL VALUE EQUITY FUND
Edward Jones & CO...........................................       A          30.72%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
MLPFS for the Sole Benefit of its Customers.................       A           5.28%
  Attn: Fund Administration 97R83
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       A          25.97%
  875 3rd Avenue                                                   B          76.82%
  New York, NY 10022                                               C          67.06%
Citigroup Global Markets Inc. ..............................       C           7.25%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
INTERNATIONAL MAGNUM FUND
Edward Jones & CO...........................................       A          20.50%
  Attn: Mutual Fund                                                B           6.09%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A          29.43%
  375 3rd Avenue                                                   B          18.65%
  New York, NY 10022                                               C          11.56%
Citigroup Global Markets Inc. ..............................       C          18.30%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
LATIN AMERICAN FUND
Morgan Stanley DW Inc. .....................................       A           5.71%
  375 3rd Avenue                                                   B          24.91%
  New York, NY 10022                                               C           6.84%
The Private Bank & Trust Co. ...............................       A           6.13%
  Cust Daniel R Lee
  08-0127
  10 Dearborn Street, Suite 900
  Chicago, IL 60602-4209

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
Charles Schwab & Co Inc.....................................       A           9.83%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
MLPF&S for the Sole Benefit of its Customers................       A           7.54%
  Attn: Fund Administration 97NB9
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
UBS Financial Services Inc. ................................       B           5.37%
  FBO Irwin B. Nathanson and
  Sally Nathanson, Joint Tenants
  2 the Crossing
  Purchase, NY 10577-2210
Citigroup Global Markets Inc. ..............................       B           7.98%
  00109801250                                                      C          10.08%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C           6.75%
  Attn: Fund Administration 97N91
  4800 Deer Lake East, 2nd Floor
  Jacksonville, FL 32246-6484
MID CAP GROWTH FUND
MLPF&S for the Sole Benefit of its Customers................       C           6.66%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       A           5.73%
  375 3rd Avenue                                                   B          17.50%
  New York, NY 10022                                               C          19.50%
Edward Jones & CO...........................................       A          26.17%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Trustmark National Bank.....................................       A           5.47%
  FBO Various Trust Accounts -- RR
  ATTN: Mutual Funds Trust RM 1030
  248 E. Capitol St.
  Jackson MS 39201-2503
PFPC Brokerage Services.....................................       A          10.26%
  FBO Financial Services                                           B          18.46%
  760 Moore Road
  King of Prussia, PA 19406-3101
VALUE FUND
State Street Bank & Trust Co. ..............................       A          18.57%
  FBO ADF/MSDW Alliance
  105 Rosemont Road
  Westwood, MA 02090-2318

                                                                CLASS OF    PERCENTAGE
                  NAME & ADDRESS OF HOLDER                       SHARES     OWNERSHIP
                  ------------------------                      --------    ----------
Edward Jones & CO...........................................       A          28.82%
  Attn: Mutual Fund                                                B           6.12%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A           7.21%
  375 3rd Avenue                                                   B          18.67%
  New York, NY 10022                                               C          18.27%
MLPF&S for the Sole Benefit of its Customers................       B           6.40%
  Attn: Fund Administration 97P52
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc................................       C          13.69%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C           6.13%
  Attn: Fund Administration 97P53
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484



                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



     The following disclosure supplements the disclosure set forth under the same caption in the "Investment Objective(s), Strategies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectus for a complete presentation of the matters disclosed below.


BORROWING AND LEVERAGE

     To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES


     Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities. With respect to each of the Funds, except Emerging Markets Debt Fund and Emerging Markets Income Fund, up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

     Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

     Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

     Certain Funds may or will invest in securities of foreign issuers. Unless otherwise described in the Fund's prospectus, the Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

     FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to segregate cash or liquid securities in an amount at least equal to the Fund's obligations throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.


     To the extent required by the rules and regulations of the SEC, the Fund will segregate cash or liquid securities in an amount at least equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. See also "Strategic Transactions".


     FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


     INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.


     A Fund's purchase and sale of portfolio securities of issuers determined by the portfolio management team to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

     Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country.

     RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

     In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

     BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

     Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

     Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Fund determines that the Lender interpositioned between the Fund and the borrower is creditworthy.

     When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

     Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Adviser is responsible for determining the net asset values of the Funds' securities, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

     A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. See "Taxation" below. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

     A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     The Funds will rely on judgment, analysis and experience of their portfolio management teams in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, a portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The portfolio management team continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the portfolio management team's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

     Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

     For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS


     The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

     To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SECURITIES LENDING


     Certain Funds may lend investment securities to qualified broker-dealers, banks and other institutional borrowers who need to borrow securities to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks and other institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovering and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to borrowers deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company's Board of Directors.


     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted by the Fund.

SHORT SALES

     Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STRATEGIC TRANSACTIONS


     Each Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectuses) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the portfolio management team seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that the use of these transactions will achieve this result.


     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures contract exchanges. Futures contract exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures contract position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures contracts will be subject to the portfolio management team's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the portfolio management team's judgment in this respect will be correct.

     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Fund's portfolio management team believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the portfolio management team anticipates a significant market advance, the Fund may purchase index futures contracts to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures contract position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

     Futures contract traders are required to make a good faith margin deposit in cash or liquid securities to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures contract exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures contract markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Funds require generally that all futures contract transactions constitute bona fide hedging transactions. A Fund may engage in futures contract transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures contracts positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Risk Factors in Futures Contract Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures contract position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures contracts positions also could have an adverse impact on the Fund's ability to effectively hedge.

     The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures contracts which are traded on recognized international or national futures contract exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures contracts transactions to the extent permitted by applicable law.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures contract pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures contract strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures contract transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

     Utilization of futures contracts transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures contract exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses.

     OPTIONS TRANSACTIONS. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

     A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Fund wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

     A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

     Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that, in general, OTC Options on securities purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

     OPTIONS ON FOREIGN CURRENCIES. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

     The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

     Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the Fund segregates cash or liquid securities in an amount at least equal to the difference.



     Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


     CAPS, FLOORS AND COLLARS. Unless otherwise limited by a Fund's Prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

     COMBINED TRANSACTIONS. Unless otherwise limited by a Fund's Prospectus or herein, each Fund may enter into multiples of the forwards, futures contracts and options transactions described above, including multiple options transactions, multiple futures contract transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures contracts, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

     RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. When conducted outside the United States, such transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in or the prices of such transactions, securities, and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


     STRUCTURED NOTES. Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Fund is willing to accept, while avoiding or reducing certain other risks.

     SWAP CONTRACTS. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


     Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, the Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.


     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's portfolio management team is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.


     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and/or liquid securities to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or subject to any regulatory restrictions, the Fund must segregate an amount of cash and/or liquid securities at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.


U.S. GOVERNMENT OBLIGATIONS

     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


     The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made.


ZERO COUPON BONDS

     Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. Special tax considerations are associated with investing in zero-coupon bonds. See "Taxation" below.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

     Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.


     Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Asian Equity Fund, Equity Growth Fund, European Value Equity Fund, Global Equity Allocation Fund, Global Value Equity Fund, Growth and Income Fund II, Japanese Equity Fund, Mid Cap Growth Fund and Value Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, Global Franchise Fund, International Magnum Fund and Latin American Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.

     The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

     For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:


Category I Funds:                American Value Fund, Asian Equity Fund,
                                 Emerging Markets Fund, Emerging Markets Income
                                 Fund, European Value Equity Fund, Focus Equity
                                 Fund, Global Equity Allocation Fund, Growth and
                                 Income Fund II, International Magnum Fund,
                                 Japanese Equity Fund and Latin American Fund.


Category II Funds:               Emerging Markets Debt Fund, Equity Growth Fund,
                                 Global Franchise Fund, Global Value Equity
                                 Fund, Mid Cap Growth Fund and Value Fund.

CATEGORY I FUNDS

     The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:


     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, Emerging Markets Income Fund, European Value Equity Fund, Focus Equity Fund, Growth and Income Fund II and Latin American Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.


     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.


     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Emerging Markets Income Fund, European Value Equity Fund, Focus Equity Fund and Latin American Fund may enter into short sales in accordance with its investment objective and policies.


     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Emerging Markets Income Fund, Growth and Income Fund II and Latin American Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Emerging Markets Income Fund, Focus Equity Fund and Latin American Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.



     (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at Emerging Markets Income Fund fair market value, except that each of the Focus Equity Fund and Latin American Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).


     (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

     (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (14) issue senior securities.

     (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.


     (16) except for the Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, International Magnum Fund and Latin American Fund, purchase more than 10% of any class of the outstanding securities of any issuer.



     (17) except for the Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, International Magnum Fund and Latin American Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.


     The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

     The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

     The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures contracts, and options on futures contracts.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) segregates cash or liquid securities an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     (3) purchase or retain securities of an issuer if those officers and directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.


     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Funds or 50% of its total assets in the case of the Mid Cap Growth Fund and Value Fund, provided that each Fund may segregate cash or liquid securities without limit in order to comply with the requirements of
Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.


     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

     If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.



                             INDEPENDENT DIRECTORS


                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
David C. Arch (58)          Director         +       Chairman and Chief Executive Officer of Blistex      90
Blistex Inc.                                         Inc., a consumer health care products
1800 Swift Drive                                     manufacturer. Former Director of the World
Oak Brook, IL 60523                                  Presidents Organization-Chicago Chapter.
                                                     Director of the Heartland Alliance, a nonprofit
                                                     organization serving human needs based in
                                                     Chicago.
J. Miles Branagan (71)      Director         +       Private investor. Co-founder, and prior to           88
1632 Morning Mountain Road                           August 1996, Chairman, Chief Executive Officer
Raleigh, NC 27614                                    and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (65)        Director         +       Prior to January 1999, Chairman and Chief            88
33971 Selva Road                                     Executive Officer of the Allstate Corporation
Suite 130                                            ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                 Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     HELD BY DIRECTOR
David C. Arch (58)          Trustee/Director/
Blistex Inc.                Managing General
1800 Swift Drive            Partner of funds in
Oak Brook, IL 60523         the Fund Complex.

J. Miles Branagan (71)      Trustee/Director/
1632 Morning Mountain Road  Managing General
Raleigh, NC 27614           Partner of funds in
                            the Fund Complex.

Jerry D. Choate (65)        Trustee/Director/
33971 Selva Road            Managing General
Suite 130                   Partner of funds in
Dana Point, CA 92629        the Fund Complex.
                            Director of Amgen
                            Inc., a
                            biotechnological
                            company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
Rod Dammeyer (62)           Director         +       President of CAC, llc., a private company            90
CAC, llc.                                            offering capital investment and management
4350 LaJolla Village Drive                           advisory services. Prior to July 2000, Managing
Suite 980                                            Partner of Equity Group Corporate Investment
San Diego, CA 92122-6223                             (EGI), a company that makes private investments
                                                     in other companies.
Linda Hutton Heagy (55)     Director         +       Managing Partner of Heidrick & Struggles, an         88
Heidrick & Struggles                                 executive search firm. Trustee on the
233 South Wacker Drive                               University of Chicago Hospitals Board, Vice
Suite 7000                                           Chair of the Board of the YMCA of Metropolitan
Chicago, IL 60606                                    Chicago and a member of the Women's Board of
                                                     the University of Chicago. Prior to 1997,
                                                     Partner of Ray & Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996, Trustee of The
                                                     International House Board, a fellowship and
                                                     housing organization for international graduate
                                                     students. Prior to 1995, Executive Vice
                                                     President of ABN AMRO, N.A., a bank holding
                                                     company. Prior to 1992, Executive Vice
                                                     President of La Salle National Bank.

R. Craig Kennedy (51)       Director         +       Director and President of the German Marshall        88
11 DuPont Circle, N.W.                               Fund of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     HELD BY DIRECTOR
Rod Dammeyer (62)           Trustee/Director/
CAC, llc.                   Managing General
4350 LaJolla Village Drive  Partner of funds in
Suite 980                   the Fund Complex.
San Diego, CA 92122-6223    Director of TeleTech
                            Holdings Inc.,
                            Stericycle, Inc.,
                            TheraSense, Inc.,
                            GATX Corporation,
                            Arris Group, Inc. and
                            Trustee of the
                            University of Chicago
                            Hospitals and Health
                            Systems. Prior to May
                            2002, Director of
                            Peregrine Systems
                            Inc. Prior to
                            February 2001, Vice
                            Chairman and Director
                            of Anixter
                            International, Inc.
                            and IMC Global Inc.
                            Prior to July 2000,
                            Director of Allied
                            Riser Communications
                            Corp., Matria
                            Healthcare Inc.,
                            Transmedia Networks,
                            Inc., CNA Surety,
                            Corp. and Grupo
                            Azcarero Mexico
                            (GAM). Prior to April
                            1999, Director of
                            Metal Management,
                            Inc.
Linda Hutton Heagy (55)     Trustee/Director/
Heidrick & Struggles        Managing General
233 South Wacker Drive      Partner of funds in
Suite 7000                  the Fund Complex.
Chicago, IL 60606

R. Craig Kennedy (51)       Trustee/Director/
11 DuPont Circle, N.W.      Managing General
Washington, D.C. 20016      Partner of funds in
                            the Fund Complex.

                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR

Howard J Kerr (67)          Director         +       Prior to 1998, President and Chief Executive         90
736 North Western Avenue                             Officer of Pocklington Corporation, Inc., an
P.O. Box 317                                         investment holding company. Director of the
Lake Forest, IL 60045                                Marrow Foundation

Jack E. Nelson (67)         Director         +       President of Nelson Investment Planning              88
423 Country Club Drive                               Services, Inc., a financial planning company
Winter Park, FL 32789                                and registered investment adviser in the State
                                                     of Florida. President of Nelson Ivest Brokerage
                                                     Services Inc., a member of the NASD, Securities
                                                     Investors Protection Corp. and the Municipal
                                                     Securities Rulemaking Board. President of
                                                     Nelson Sales and Services Corporation, a
                                                     marketing and services company to support
                                                     affiliated companies.
Hugo F. Sonnenschein (62)   Director         +       President Emeritus and Honorary Trustee of the       90
1126 E. 59th Street                                  University of Chicago and the Adam Smith
Chicago, IL 60637                                    Distinguished Service Professor in the
                                                     Department of Economics at the University of
                                                     Chicago. Prior to July 2000, President of the
                                                     University of Chicago. Trustee of the
                                                     University of Rochester and a member of its
                                                     investment committee. Member of the National
                                                     Academy of Sciences, the American Philosophical
                                                     Society and a fellow of the American Academy of
                                                     Arts and Sciences.

Suzanne H. Woolsey (61)     Director         +       Chief Communications Officer of the National         88
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001. Director
                                                     of the Institute for Defense Analyses, a
                                                     federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, and Trustee of Colorado
                                                     College. Prior to 1993, Executive Director of
                                                     the Commission on Behavioral and Social
                                                     Sciences and Education at the National Academy
                                                     of Sciences/ National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     HELD BY DIRECTOR

Howard J Kerr (67)          Trustee/Director/
736 North Western Avenue    Managing General
P.O. Box 317                Partner of funds in
Lake Forest, IL 60045       the Fund Complex.
                            Director of the Lake
                            Forest Bank & Trust.

Jack E. Nelson (67)         Trustee/Director/
423 Country Club Drive      Managing General
Winter Park, FL 32789       Partner of funds in
                            the Fund Complex.
Hugo F. Sonnenschein (62)   Trustee/Director/
1126 E. 59th Street         Managing General
Chicago, IL 60637           Partner of funds in
                            the Fund Complex.
                            Director of Winston
                            Laboratories, Inc.

Suzanne H. Woolsey (61)     Trustee/Director/
2101 Constitution Ave.,     Managing General
N.W.                        Partner of funds in
Room 285                    the Fund Complex.
Washington, D.C. 20418      Director of Neurogen
                            Corporation, a
                            pharmaceutical
                            company, since
                            January 1998.

                             INTERESTED DIRECTORS*


                                                                                                       NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED DIRECTOR         FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
Mitchell M. Merin* (50)     Director,        +       President and Chief Executive Officer of funds       88
1221 Avenue of the          President                in the Fund Complex. Chairman, President, Chief
Americas                    and Chief                Executive Officer and Director of the Advisers
New York, NY 10020          Executive                and VK Advisors Inc. since December 2002.
                            Officer                  Chairman, President and Chief Executive Officer
                                                     of Van Kampen Investments since December 2002.
                                                     Director of Van Kampen Investments since
                                                     December 1999. Chairman and Director of Van
                                                     Kampen Funds Inc. since December 2002.
                                                     President, Director and Chief Operating Officer
                                                     of Morgan Stanley Investment Management since
                                                     December 1998. President and Director since
                                                     April 1997 and Chief Executive Officer since
                                                     June 1998 of Morgan Stanley Investment Advisors
                                                     Inc. and Morgan Stanley Services Company Inc.
                                                     Chairman, Chief Executive Officer and Director
                                                     of Morgan Stanley Distributors Inc. since June
                                                     1998. Chairman since June 1998, and Director
                                                     since January 1998 of Morgan Stanley Trust.
                                                     Director of various Morgan Stanley
                                                     subsidiaries. President of the Morgan Stanley
                                                     Funds since May 1999. Previously Chief
                                                     Executive Officer of Van Kampen Funds Inc. from
                                                     December 2002 to July 2003, Chief Strategic
                                                     Officer of Morgan Stanley Investment Advisors
                                                     Inc. and Morgan Stanley Services Company Inc.
                                                     and Executive Vice President of Morgan Stanley
                                                     Distributors Inc. from April 1997 to June 1998.
                                                     Chief Executive Officer from September 2002 to
                                                     April 2003 and Vice President from May 1997 to
                                                     April 1999 of the Morgan Stanley Funds.

Richard F. Powers, III*     Director         +       Advisory Director of Morgan Stanley. Prior to        90
(57)                                                 December 2002, Chairman, Director, President,
1 Parkview Plaza                                     Chief Executive Officer and Managing Director
P.O. Box 5555                                        of Van Kampen Investments and its investment
Oakbrook Terrace, IL 60181                           advisory, distribution and other subsidiaries.
                                                     Prior to December 2002, President and Chief
                                                     Executive Officer of funds in the Fund Complex.
                                                     Prior to May 1998, Executive Vice President and
                                                     Director of Marketing at Morgan Stanley and
                                                     Director of Dean Witter, Discover & Co. and
                                                     Dean Witter Realty. Prior to 1996, Director of
                                                     Dean Witter Reynolds Inc.

Wayne W. Whalen* (64)       Director         +       Partner in the law firm of Skadden, Arps,            90
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR      HELD BY DIRECTOR
Mitchell M. Merin* (50)     Trustee/Director/
1221 Avenue of the          Managing General
Americas                    Partner of funds in
New York, NY 10020          the Fund Complex.

Richard F. Powers, III*     Trustee/Director/
(57)                        Managing General
1 Parkview Plaza            Partner of funds in
P.O. Box 5555               the Fund Complex.
Oakbrook Terrace, IL 60181

Wayne W. Whalen* (64)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.


------------------------------------


* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.



+ See Table D below.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      ++          Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                           Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

Stefanie V. Chang (36)        Vice President      ++          Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                                   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice      ++          Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and                   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Advisers and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      ++          Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                              and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (64)        Executive Vice      ++          Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and                   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.
A. Thomas Smith III (46)      Vice President and  ++          Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                       Director of Van Kampen Investments, Director of the
New York, NY 10020                                            Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Managing Director and General
                                                              Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                              Inc. Vice President and Secretary of funds in the Fund
                                                              Complex. Prior to July 2001, Managing Director, General
                                                              Counsel, Secretary and Director of Van Kampen Investments,
                                                              the Advisers, the Distributor, Investor Services, and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to January 1999, Vice President
                                                              and Associate General Counsel to New York Life Insurance
                                                              Company ("New York Life"), and prior to March 1997,
                                                              Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     ++          Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial                 the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Advisers and Van
                                                              Kampen Advisors Inc.


------------------------------------


++ See Table E below.



     Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees/directors is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                          Fund Complex
                                                          ---------------------------------------------
                                                                           Aggregate
                                                           Aggregate       Estimated
                                                          Pension or        Maximum           Total
                                                          Retirement        Annual        Compensation
                                           Aggregate       Benefits      Benefits from       before
                                          Compensation    Accrued as       the Fund       Deferral from
                                            from the        Part of      Complex Upon         Fund
                Name(1)                    Company(2)     Expenses(3)    Retirement(4)     Complex(5)
                -------                   ------------    -----------    -------------    -------------
David C. Arch                                   (2)         $14,694        $147,500         $138,750
J. Miles Branagan                           $19,435          64,907          60,000          107,000
Jerry D. Choate                              19,435          24,774         130,000          107,000
Rod Dammeyer                                    (2)          26,231         147,500          138,750
Linda Hutton Heagy                           19,435           6,858         147,500          107,000
R. Craig Kennedy                             19,435           4,617         147,500          107,000
Howard J Kerr                                   (2)          50,408         147,500          138,750
Jack E. Nelson                               19,435          33,020         112,500          107,000
Hugo F. Sonnenschein                            (2)          26,282         147,500          138,750
Wayne W. Whalen                              19,435          51,855         147,500          245,750
Suzanne H. Woolsey                           19,435          15,533         147,500          107,000


------------------------------------


(1) Directors not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal year ended June 30, 2003. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Company on July 23, 2003, and thus have no compensation from the Company to report during the fiscal year ended June 30, 2003. The details of aggregate compensation before deferral for the Company and each Fund during the fiscal year ended June 30, 2003 are shown in Table A below. The details of compensation deferred for each series during the fiscal year ended June 30, 2003 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each series of the Company as of June 30, 2003 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table. In 2003, efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/ directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.



     As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in tables A-E below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.



                                    TABLE A



     FISCAL YEAR 2003 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH FUND


                                  FISCAL
           FUND NAME             YEAR-END   ARCH   BRANAGAN   CHOATE    DAMMEYER    HEAGY    KENNEDY   KERR   NELSON
           ---------             --------   ----   --------   ------    --------    -----    -------   ----   ------
American Value Fund............    6/30      $0    $ 1,626    $ 1,626      $0      $ 1,626   $ 1,626    $0    $ 1,626
Asian Equity Fund..............    6/30       0      1,265      1,265       0        1,265     1,265     0      1,265
Emerging Markets Fund..........    6/30       0      1,319      1,319       0        1,319     1,319     0      1,319
Emerging Markets Income Fund...    6/30       0      1,293      1,293       0        1,293     1,293     0      1,293
Equity Growth Fund.............    6/30       0      1,280      1,280       0        1,280     1,280     0      1,280
European Value Equity Fund.....    6/30       0      1,212      1,212       0        1,212     1,212     0      1,212
Focus Equity Fund..............    6/30       0      1,475      1,475       0        1,475     1,475     0      1,475
Global Equity Allocation
 Fund..........................    6/30       0      1,596      1,596       0        1,596     1,596     0      1,596
Global Franchise Fund..........    6/30       0      1,691      1,691       0        1,691     1,691     0      1,691
Global Value Equity Fund.......    6/30       0      1,553      1,553       0        1,553     1,553     0      1,553
International Magnum Fund......    6/30       0      1,286      1,286       0        1,286     1,286     0      1,286
Latin American Fund............    6/30       0      1,227      1,227       0        1,227     1,227     0      1,227
Mid Cap Growth Fund............    6/30       0      1,264      1,264       0        1,264     1,264     0      1,264
Value Fund.....................    6/30       0      1,348      1,348       0        1,348     1,348     0      1,348
                                             --    -------    -------      --      -------   -------    --    -------
 Company Total.................              $0    $19,435    $19,435      $0      $19,435   $19,435    $0    $19,435
                                             ==    =======    =======      ==      =======   =======    ==    =======


           FUND NAME             SONNENSCHEIN   WHALEN    WOOLSEY
           ---------             ------------   ------    -------
American Value Fund............       $0        $ 1,626   $ 1,626
Asian Equity Fund..............        0          1,265     1,265
Emerging Markets Fund..........        0          1,319     1,319
Emerging Markets Income Fund...        0          1,293     1,293
Equity Growth Fund.............        0          1,280     1,280
European Value Equity Fund.....        0          1,212     1,212
Focus Equity Fund..............        0          1,475     1,475
Global Equity Allocation
 Fund..........................        0          1,596     1,596
Global Franchise Fund..........        0          1,691     1,691
Global Value Equity Fund.......        0          1,553     1,553
International Magnum Fund......        0          1,286     1,286
Latin American Fund............        0          1,227     1,227
Mid Cap Growth Fund............        0          1,264     1,264
Value Fund.....................        0          1,348     1,348
                                      --        -------   -------
 Company Total.................       $0        $19,435   $19,435
                                      ==        =======   =======

                                    TABLE B



      2003 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH FUND



                                                            FISCAL
                        FUND NAME                          YEAR-END   BRANAGAN   CHOATE     HEAGY    NELSON    WHALEN
                        ---------                          --------   --------   ------     -----    ------    ------
American Value Fund......................................    6/30      $  837    $ 1,626   $ 1,626   $ 1,626   $ 1,626
Asian Equity Fund........................................    6/30         636      1,265     1,265     1,265     1,265
Emerging Markets Fund....................................    6/30         664      1,319     1,319     1,319     1,319
Emerging Markets Income Fund.............................    6/30         645      1,293     1,293     1,293     1,293
Equity Growth Fund.......................................    6/30         639      1,280     1,280     1,280     1,280
European Value Equity Fund...............................    6/30         606      1,212     1,212     1,212     1,212
Focus Equity Fund........................................    6/30         747      1,475     1,475     1,475     1,475
Global Equity Allocation Fund............................    6/30         811      1,596     1,596     1,596     1,596
Global Franchise Fund....................................    6/30         794      1,691     1,691     1,691     1,691
Global Value Equity Fund.................................    6/30         797      1,553     1,553     1,553     1,553
International Magnum Fund................................    6/30         646      1,286     1,286     1,286     1,286
Latin American Fund......................................    6/30         614      1,227     1,227     1,227     1,227
Mid Cap Growth Fund......................................    6/30         635      1,264     1,264     1,264     1,264
Value Fund...............................................    6/30         679      1,348     1,348     1,348     1,348
                                                                       ------    -------   -------   -------   -------
  Company Total..........................................              $9,750    $19,435   $19,435   $19,435   $19,435
                                                                       ======    =======   =======   =======   =======



                                    TABLE C



             2003 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)

                         FROM THE COMPANY AND EACH FUND

                               CURRENT DIRECTORS


                                                                                                             FORMER DIRECTORS
                                  FISCAL                                                                 ------------------------
           FUND NAME             YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    WHALEN    MILLER   REES   ROBINSON
           ---------             --------   --------   ------     -----    -------   ------    ------    ------   ----   --------
American Value Fund............    6/30     $ 9,397    $ 5,671   $ 5,867   $ 3,575   $ 8,504   $ 7,489    $  0    $  0    $    0
Asian Equity Fund..............    6/30       6,297      3,827     3,999     2,376     5,865     5,154       0       0         0
Emerging Markets Fund..........    6/30       6,440      3,943     4,133     2,427     6,032     5,302       0       0         0
Emerging Markets Income Fund...    6/30       6,699      3,921     4,198     2,535     6,243     5,438       0       0         0
Equity Growth Fund.............    6/30       5,251      3,772     3,712     1,967     4,909     4,532       0       0         0
European Value Equity Fund.....    6/30       4,755      3,540     3,413     1,779     4,452     4,147       0       0         0
Focus Equity Fund..............    6/30       7,398      4,696     4,818     2,803     6,855     6,098       0       0         0
Global Equity Allocation
  Fund.........................    6/30      11,490      5,137     6,870     5,209    12,574     9,825     613     173     1,226
Global Franchise Fund..........    6/30       4,978      4,083     3,950     1,779     4,996     4,688       0       0         0
Global Value Equity Fund.......    6/30       9,181      5,123     5,597     3,473     8,415     7,256       0       0         0
International Magnum Fund......    6/30       6,267      3,839     4,020     2,369     5,862     5,164       0       0         0
Latin American Fund............    6/30       5,996      3,644     3,826     2,267     5,618     4,934       0       0         0
Mid Cap Growth Fund............    6/30       3,294      3,290     2,948     1,240     3,332     3,334       0       0         0
Value Fund.....................    6/30       6,877      4,068     4,349     2,585     6,427     5,610       0       0         0
                                            -------    -------   -------   -------   -------   -------    ----    ----    ------
  Company Total................             $94,320    $58,554   $61,700   $36,384   $90,084   $78,971    $613    $173    $1,226
                                            =======    =======   =======   =======   =======   =======    ====    ====    ======

                                 FORMER DIRECTORS
                                 -----------------
           FUND NAME             ROONEY     SISTO
           ---------             ------     -----
American Value Fund............  $ 3,242   $ 3,234
Asian Equity Fund..............    2,129     2,138
Emerging Markets Fund..........    2,169     2,157
Emerging Markets Income Fund...    2,304     2,325
Equity Growth Fund.............    1,646     1,581
European Value Equity Fund.....    1,459     1,394
Focus Equity Fund..............    2,475     2,401
Global Equity Allocation
  Fund.........................    3,690    11,054
Global Franchise Fund..........    1,458     1,387
Global Value Equity Fund.......    3,238     3,284
International Magnum Fund......    2,114     2,099
Latin American Fund............    2,023     2,019
Mid Cap Growth Fund............      872       492
Value Fund.....................    2,352     2,356
                                 -------   -------
  Company Total................  $31,171   $37,921
                                 =======   =======

                                    TABLE D


      YEAR OF DIRECTOR ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY


           FUND NAME             ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   MERIN   NELSON   POWERS
           ---------             ----   --------   ------   --------   -----   -------   ----   -----   ------   ------
American Value Fund............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Asian Equity Fund..............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Emerging Markets Fund..........  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Emerging Markets Income Fund...  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Equity Growth Fund.............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
European Value Equity Fund.....  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Focus Equity Fund..............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Global Equity Allocation
 Fund..........................  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Global Franchise Fund..........  2003     1998      1999      2003     1998     1998     2003   1999     1998     1999
Global Value Equity Fund.......  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
International Magnum Fund......  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Latin American Fund............  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999
Mid Cap Growth Fund............  2003     1999      1999      2003     1999     1999     2003   1999     1999     1999
Value Fund.....................  2003     1997      1999      2003     1997     1997     2003   1999     1997     1999

           FUND NAME             SONNENSCHEIN   WHALEN   WOOLSEY
           ---------             ------------   ------   -------
American Value Fund............      2003        1997     1999
Asian Equity Fund..............      2003        1997     1999
Emerging Markets Fund..........      2003        1997     1999
Emerging Markets Income Fund...      2003        1997     1999
Equity Growth Fund.............      2003        1997     1999
European Value Equity Fund.....      2003        1997     1999
Focus Equity Fund..............      2003        1997     1999
Global Equity Allocation
 Fund..........................      2003        1997     1999
Global Franchise Fund..........      2003        1998     1999
Global Value Equity Fund.......      2003        1997     1999
International Magnum Fund......      2003        1997     1999
Latin American Fund............      2003        1997     1999
Mid Cap Growth Fund............      2003        1999     1999
Value Fund.....................      2003        1997     1999



                                    TABLE E

            YEAR OF OFFICER APPOINTMENT TO EACH FUND OF THE COMPANY


                   FUND NAME                     BOYD   CHANG   MCALINDEN   REYNOLDSON   ROBISON   SMITH   SULLIVAN
                   ---------                     ----   -----   ---------   ----------   -------   -----   --------
American Value Fund............................  1998   2003      2002         2000       2003     1999      1997
Asian Equity Fund..............................  1998   2003      2002         2000       2003     1999      1997
Emerging Markets Fund..........................  1998   2003      2002         2000       2003     1999      1997
Emerging Markets Income Fund...................  1998   2003      2002         2000       2003     1999      1997
Equity Growth Fund.............................  1998   2003      2002         2000       2003     1999      1997
European Value Equity Fund.....................  1998   2003      2002         2000       2003     1999      1997
Focus Equity Fund..............................  1998   2003      2002         2000       2003     1999      1997
Global Equity Allocation Fund..................  1998   2003      2002         2000       2003     1999      1997
Global Franchise Fund..........................  1998   2003      2002         2000       2003     1999      1998
Global Value Equity Fund.......................  1998   2003      2002         2000       2003     1999      1997
International Magnum Fund......................  1998   2003      2002         2000       2003     1999      1997
Latin American Fund............................  1998   2003      2002         2000       2003     1999      1997
Mid Cap Growth Fund............................  1999   2003      2002         2000       2003     1999      1999
Value Fund.....................................  1998   2003      2002         2000       2003     1999      1997



     The Board of Directors has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised of directors who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Directors" or "non-interested directors").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.



     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. The governance committee identifies individuals qualified to serve on the Board that are independent as defined in the 1940 Act and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics.



     During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 5 meetings. The governance committee was recently organized and thus, did not have any meetings during the Fund's last fiscal year.



     The non-interested directors of the Fund select and nominate any other non-interested directors of the Fund. While the non-interested directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Directors as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested directors at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the director in the dollar range amounts specified below.



                2002 DIRECTOR BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT DIRECTORS


DOLLAR RANGE OF EQUITY SECURITIES
IN THE FUNDS                         ARCH      BRANAGAN    CHOATE    DAMMEYER     HEAGY       KENNEDY        KERR      NELSON
---------------------------------    ----      --------    ------    --------     -----       -------        ----      ------
American Value Fund.............     none     $1-$10,000    none      none         none      $1-$10,000      none      none
Asian Equity Fund...............     none     $1-$10,000    none      none         none      $1-$10,000      none      none
Emerging Markets Fund...........     none     $1-$10,000    none      none         none      $1-$10,000      none      none
Emerging Markets Income Fund....     none     $1-$10,000    none      none         none      $1-$10,000      none      none
Equity Growth Fund..............     none     $1-$10,000    none      none         none      $1-$10,000      none      none
European Value Equity Fund......     none     $1-$10,000    none      none         none      $1-$10,000      none      none
Focus Equity Fund...............     none     $1-$10,000    none      none         none      $1-$10,000      none      none
Global Equity Allocation Fund...     none        none       none      none      $1-$10,000   $1-$10,000      none      none
                                                                                             $   10,001-
Global Franchise Fund...........     none     $1-$10,000    none      none         none      $   50,000      none      none
Global Value Equity Fund........     none        none       none      none         none      $1-$10,000      none      none
International Magnum Fund.......     none        none       none      none         none      $1-$10,000      none      none
                                                                                             $   10,001-
Latin American Fund.............     none     $1-$10,000    none      none         none      $   50,000      none      none
Mid Cap Growth Fund.............     none        none       none      none         none         none         none      none
                                                                                             $   10,001-
Value Fund......................     none     $1-$10,000    none      none         none      $   50,000      none      none
                                   --------   ----------   -------   --------   ----------   ----------   ----------    ----
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen
   by director in the Fund         $ 50,001-     over      $10,001-   over      $   10,001-     over
   Complex......................   $100,000   $  100,000    50,000   $100,000       50,000   $  100,000   $1-$10,000   none
                                   ========   ==========   =======   ========   ==========   ==========   ==========    ====

DOLLAR RANGE OF EQUITY SECURITIES
IN THE FUNDS                       SONNENSCHEIN   WOOLSEY
---------------------------------  ------------   -------
American Value Fund.............      none         none
Asian Equity Fund...............      none         none
Emerging Markets Fund...........      none         none
Emerging Markets Income Fund....      none         none
Equity Growth Fund..............      none         none
European Value Equity Fund......      none         none
Focus Equity Fund...............      none         none
Global Equity Allocation Fund...      none         none
Global Franchise Fund...........      none         none
Global Value Equity Fund........      none         none
International Magnum Fund.......      none         none
Latin American Fund.............      none         none
Mid Cap Growth Fund.............      none         none
Value Fund......................      none         none
                                     --------     -------
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen
   by director in the Fund            over        $10,001-
   Complex......................     $100,000     $50,000
                                     ========     =======

INTERESTED DIRECTORS



DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                   MERIN       POWERS       WHALEN
----------------------------------------------                   -----       ------       ------
American Value Fund.........................................      none        none      $1-$10,000
Asian Equity Fund...........................................      none        none      $1-$10,000
Emerging Markets Fund.......................................      none        none      $1-$10,000
Emerging Markets Income Fund................................      none        none         none
Equity Growth Fund..........................................      none        none         none
European Value Equity Fund..................................      none        none         none
                                                                                        $  10,001-
Focus Equity Fund...........................................      none        none      $   50,000
Global Equity Allocation Fund...............................      none        none      $1-$10,000
                                                                  over
Global Franchise Fund.......................................    $100,000      none      $1-$10,000
                                                                                        $  10,001-
Global Value Equity Fund....................................      none        none      $   50,000
International Magnum Fund...................................      none        none         none
Latin American Fund.........................................      none        none      $1-$10,000
Mid Cap Growth Fund.........................................      none        none         none
                                                                                        $  10,001-
Value Fund..................................................      none        none      $   50,000
                                                                --------    --------    ----------
  Aggregate dollar range of equity securities in all
     registered investment companies overseen by director in      over        over         over
     the Fund Complex.......................................    $100,000    $100,000    $  100,000
                                                                ========    ========    ==========



     As of October 1, 2003, the directors and officers of the Funds owned as a group less than 1% of the shares of each of the Funds.


     The Fund, the Adviser, each Sub-Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of providing reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



     The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     During the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.



                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................     $2,957,800          $4,810,600          $6,834,800
Asian Equity Fund.............................         86,500             460,900             949,300
Emerging Markets Debt Fund(1).................             --                  --                  --
Emerging Markets Fund.........................        899,300           1,269,800           1,860,400
Emerging Markets Income Fund..................        593,300             760,500           1,082,300
Equity Growth Fund............................        516,900             620,700             754,000
European Value Equity Fund....................             --                  --              27,700
Focus Equity Fund.............................      1,854,300           3,157,700           4,458,200
Global Equity Allocation Fund.................      3,241,900           4,578,200           5,958,900
Global Franchise Fund.........................      4,683,200             809,800                  --
Global Value Equity Fund......................      2,953,100           4,319,500           5,211,200
Growth and Income Fund II(1)..................             --                  --                  --
International Magnum Fund.....................        400,900             645,100             993,200
Japanese Equity Fund(1).......................             --                  --                  --
Latin American Fund...........................        152,000             295,500             704,700
Mid Cap Growth Fund...........................        409,100             677,100             870,200
Value Fund....................................        875,400           1,425,100           1,237,100


---------------


(1) Not operational as of June 30, 2003.

     During the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.



                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................      $     --            $     --            $     --
Asian Equity Fund.............................       464,400             251,700             143,900
Emerging Markets Debt Fund(1).................            --                  --                  --
Emerging Markets Fund.........................       376,100             323,400             113,900
Emerging Markets Income Fund..................        21,500                  --                  --
Equity Growth Fund............................        41,800              81,700              82,100
European Value Equity Fund....................        95,500             113,800             121,500
Focus Equity Fund.............................       211,800             198,500             116,800
Global Equity Allocation Fund.................       137,700                  --                  --
Global Franchise Fund.........................            --               1,700             151,000
Global Value Equity Fund......................       117,000                  --                  --
Growth and Income Fund II(1)..................            --                  --                  --
International Magnum Fund.....................       151,100              86,200                  --
Japanese Equity Fund(1).......................            --                  --
Latin American Fund...........................       138,100             164,200              15,800
Mid Cap Growth Fund...........................            --                  --                  --
Value Fund....................................       125,100               8,100              20,700


---------------


(1) Not operational as of June 30, 2003.



     MSIM Limited is the investment subadviser to European Value Equity Fund, Global Franchise Fund, Global Value Equity Fund and International Magnum Fund. MSIM Company is the investment sub-adviser to Asian Equity Fund and International Fund. MSAITM is sub-adviser to International Magnum Fund. The sub-advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments. The sub-advisers are entitled to receive sub-advisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and Subadviser but in no event is excess of the amount that the Adviser actually receives from the Fund pursuant to its Advisory Agreement.


     Each Advisory Agreement and each sub-advisory agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement and each sub-advisory agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving each Advisory Agreement and each subadvisory agreement, the Board of Directors, including the non-interested Directors, considered the nature, quality and scope of the services provided by the Adviser and subadviser, the performance, fees and expenses of each Fund compared to other similar investment companies, the Adviser's and subadviser's expenses in providing the services and the profitability of the Adviser, the subadviser and their affiliated companies. The Board of Directors also reviewed the benefit to the Adviser and subadviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser and subadviser derive from their relationship with the Funds. The Board of Directors considered the extent to which any economies of scale experienced by the Adviser or subadviser are shared with the respective Fund's shareholders, and the propriety of existing and alternative breakpoints in the respective Fund's advisory fee schedule. The Board of Directors considered comparative advisory fees of the Funds and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Funds. The Board of Directors reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Directors discussed the financial strength of the Adviser, the subadviser and their affiliated companies and the capability of the personnel of the Adviser and subadviser. The Board of Directors reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Directors, including the non-interested Directors, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement and each subadvisory agreement was in the best interests of each Fund and its shareholders.

                                OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



                                                              FISCAL YEAR ENDED
                         FUND NAME                              JUNE 30, 2003
                         ---------                            -----------------
American Value Fund.........................................     $  603,200
Asian Equity Fund...........................................         99,800
Emerging Markets Debt Fund(1)...............................             --
Emerging Markets Fund.......................................        179,100
Emerging Markets Income Fund................................        130,400
Equity Growth Fund..........................................        113,800
European Value Equity Fund..................................         15,900
Focus Equity Fund...........................................        387,300
Global Equity Allocation Fund...............................        580,400
Global Franchise Fund.......................................        683,300
Global Value Equity Fund....................................        517,800
Growth and Income Fund II(1)................................             --
International Magnum Fund...................................        119,300
Japanese Equity Fund(1).....................................             --
Latin American Fund.........................................         39,000
Mid Cap Growth Fund.........................................         91,800
Value Fund..................................................        214,800


---------------


(1) Not operational as of June 30, 2003.



     Administration Agreement. Until March 1, 2003, the Adviser provided certain administrative services to the Company pursuant to an administration agreement between the Adviser and the Company. The services provided under the Administration Agreement were subject to the supervision of the officers of the Fund and Board of Directors of the Company and included day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provided that the Administrator through its agents would provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provided that the Administrator would not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.



     Under a sub-administration agreement between the Administrator and JPMorgan Chase Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.



     During the fiscal years ended June 30, 2003, 2002 and 2001, the Adviser received the approximate administrative fees from the Funds as set forth in the table below.



                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................     $  603,200          $1,451,300          $2,033,300
Asian Equity Fund.............................         99,800             181,200             279,300
Emerging Markets Debt Fund(1).................             --                  --                  --
Emerging Markets Fund.........................        179,100             323,300             401,800
Emerging Markets Income Fund..................        130,400             258,300             365,900
Equity Growth Fund............................        113,800             223,900             265,700
European Value Equity Fund....................         15,900              28,900              41,900
Focus Equity Fund.............................        387,300             957,600           1,286,400
Global Equity Allocation Fund.................        580,400           1,162,700           1,527,100
Global Franchise Fund.........................        683,300             203,600              35,600
Global Value Equity Fund......................        517,800           1,103,100           1,320,200
Growth and Income Fund II(1)..................             --                  --                  --
International Magnum Fund.....................        119,300             230,400             320,900
Japanese Equity Fund(1).......................             --                  --                  --
Latin American Fund...........................         39,000              93,400             147,300
Mid Cap Growth Fund...........................         91,800             227,900             293,800
Value Fund....................................        214,800             456,900             397,900


---------------


(1) Not operational as of June 30, 2003.



     Legal Services Agreement. The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for such legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal years ended June 30, 2003, 2002 and 2001, Van Kampen Investments received the following approximate fees from the Funds pursuant to the legal services agreement:



                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2001
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................       $26,800             $33,100             $52,400
Asian Equity Fund.............................        17,500              14,700              20,700
Emerging Markets Debt Fund(1).................            --                  --                  --
Emerging Markets Fund.........................        20,100              16,300              24,700
Emerging Markets Income Fund..................        17,500              16,100              21,900
Equity Growth Fund............................        18,500              14,400              20,200
European Value Equity Fund....................        12,900              12,600              15,500
Focus Equity Fund.............................        21,100              28,100              35,300
Global Equity Allocation Fund.................        28,000              33,600              40,500
Global Franchise Fund.........................        39,500              25,500              17,900
Global Value Equity Fund......................        26,100              32,900              38,700
Growth and Income Fund II(1)..................            --                  --                  --
International Magnum Fund.....................        16,800              15,900              21,400
Japanese Equity Fund(1).......................            --                  --                  --
Latin American Fund...........................        14,200              14,200              18,700
Mid Cap Growth Fund...........................        15,500              14,900              16,600
Value Fund....................................        19,900              19,800              22,200


---------------


(1) Not operational as of June 30, 2003.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.


                                        FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                          JUNE 30, 2003                JUNE 30, 2002                JUNE 30, 2001
                                    --------------------------   --------------------------   --------------------------
                                       TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                    UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
            FUND NAME               COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
            ---------               ------------   -----------   ------------   -----------   ------------   -----------
American Value Fund...............   $  146,858      $16,100      $  138,409     $ 14,704      $  221,543      $ 9,925
Asian Equity Fund.................       93,089        8,200          74,597        3,543         311,535        2,934
Emerging Markets Debt Fund(1).....           --           --              --           --              --           --
Emerging Markets Fund.............       68,294        4,806         135,535       14,887         356,398       33,733
Emerging Markets Income Fund......       56,964        6,630          32,978        4,088         107,568       10,751
Equity Growth Fund................      329,751       50,694         280,746       42,748         443,441       62,287
European Value Equity Fund........       14,159        1,993          36,502        5,331          35,058        4,987
Focus Equity Fund.................      224,006       27,850         613,403       90,488       1,420,890      207,349
Global Equity Allocation Fund.....      298,912       40,900         581,585       75,160       1,315,763      161,017
Global Franchise Fund.............    4,386,457      614,000       2,191,796      322,412         168,421       27,571
Global Value Equity Fund..........      232,006       36,500         133,607       13,682         244,542       30,645
Growth and Income Fund II(1)......           --           --              --           --              --           --
International Magnum Fund.........      327,735       17,410         214,245       13,179         437,666        9,923
Japanese Equity Fund(1)...........           --           --              --           --              --           --
Latin American Fund...............       17,318          873          13,370        1,845          44,954        4,219
Mid Cap Growth Fund...............       90,100       13,300         254,534       37,103         705,625       81,498
Value Fund........................      167,766       25,193         290,608       41,116         289,483       40,926


---------------


(1) Not operational as of June 30, 2003.


     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:


                       CLASS A SHARES SALES CHARGE TABLES



     With respect to Emerging Markets Debt Fund and Emerging Markets Income
Fund:


                                                        TOTAL SALES CHARGE
                                                      ----------------------     REALLOWED
                                                      AS % OF    AS % OF NET     TO DEALERS
                                                      OFFERING     AMOUNT        AS A % OF
                 SIZE OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
                 ------------------                   --------   -----------   --------------
Less than $100,000..................................    4.75%       4.99%           4.25%
$100,000 but less than $250,000.....................    3.75%       3.90%           3.25%
$250,000 but less than $500,000.....................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000...................    2.00%       2.04%           1.75%
$1,000,000 or more..................................       *           *               *

     With respect to all of the remaining Funds:

                                                        TOTAL SALES CHARGE
                                                      ----------------------     REALLOWED
                                                      AS % OF    AS % OF NET     TO DEALERS
                                                      OFFERING     AMOUNT        AS A % OF
                 SIZE OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
                 ------------------                   --------   -----------   --------------
Less than $50,000...................................    5.75%       6.10%           5.00%
$50,000 but less than $100,000......................    4.75%       4.99%           4.00%
$100,000 but less than $250,000.....................    3.75%       3.90%           3.00%
$250,000 but less than $500,000.....................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000...................    2.00%       2.04%           1.75%
$1,000,000 or more..................................       *           *               *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Funds and other Van Kampen funds and increases in net assets of the Funds and other

Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Each of the Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.



     The Distributor must submit quarterly reports to the Fund's Board of Directors setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.



     The Plans obligate the Funds to accrue and pay to the Distributor the compensation fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan.



     Because each Fund is a series of the Company, amounts paid to the Distributor for expenses of one series of the Company may indirectly benefit the other series of the Company. The Distributor will endeavor to allocate such expenses among such series in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     As of June 30, 2003, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.



                                            B SHARES                       C SHARES
                                  ----------------------------   ----------------------------
                                                  APPROXIMATE                    APPROXIMATE
                                  APPROXIMATE    PERCENTAGE OF   APPROXIMATE    PERCENTAGE OF
                                  UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
           FUND NAME              DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
           ---------              ------------   -------------   ------------   -------------
American Value Fund.............   $1,892,200              1%     $        0           0.00%
Asian Equity Fund...............    2,331,300             21%      1,879,700             17%
Emerging Markets Fund...........    1,648,100              6%        375,400              3%
Emerging Markets Income Fund....    3,139,900              8%        286,900              2%
Equity Growth Fund..............      875,500              3%         13,900    less than 1%
European Value Equity Fund......        7,900    less than 1%              0           0.00%
Focus Equity Fund...............    2,004,400              2%         41,200    less than 1%
Global Equity Allocation Fund...            0           0.00%        353,500    less than 1%
Global Franchise Fund...........    6,238,100              3%        362,600    less than 1%
Global Value Equity Fund........    5,321,200              3%              0           0.00%
International Magnum Fund.......      606,800              3%         34,400    less than 1%
Latin American Fund.............      616,200              8%         52,900              1%
Mid Cap Growth Fund.............    1,407,300              5%            200    less than 1%
Value Fund......................    1,659,600              3%              0           0.00%



     If the Distribution Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended June 30, 2003, the Distributor received aggregate fees under the Plans as follows:



                                                                                  PERCENTAGE OF
                                                              FISCAL YEAR ENDED   AVERAGE DAILY
                         FUND NAME                              JUNE 30, 2003      NET ASSETS
                         ---------                            -----------------   -------------
American Value Fund -- Class A..............................     $  374,379            .25%
American Value Fund -- Class B..............................      1,523,837           1.00%
American Value Fund -- Class C..............................        662,555           1.00%
Asian Equity Fund -- Class A................................         80,744            .25%
Asian Equity Fund -- Class B................................        138,859           1.00%
Asian Equity Fund -- Class C................................        119,159           1.00%
Emerging Markets Debt Fund -- Class A(1)....................             --             --%
Emerging Markets Debt Fund -- Class B(1)....................             --             --%
Emerging Markets Debt Fund -- Class C(1)....................             --             --%
Emerging Markets Fund -- Class A............................        156,005            .25%
Emerging Markets Fund -- Class B............................        314,957           1.00%
Emerging Markets Fund -- Class C............................        139,024           1.00%
Emerging Markets Income Fund -- Class A.....................         62,359            .25%
Emerging Markets Income Fund -- Class B.....................        396,104           1.00%
Emerging Markets Income Fund -- Class C.....................        164,995           1.00%
Equity Growth Fund -- Class A...............................         70,753            .25%
Equity Growth Fund -- Class B...............................        272,525           1.00%
Equity Growth Fund -- Class C...............................        144,645           1.00%
European Value Equity Fund -- Class A.......................          8,553            .25%
European Value Equity Fund -- Class B.......................         32,057            .84%
European Value Equity Fund -- Class C.......................         12,238            .89%
Focus Equity Fund -- Class A................................        225,717            .25%
Focus Equity Fund -- Class B................................      1,191,630           1.00%
Focus Equity Fund -- Class C................................        247,660           1.00%
Global Equity Allocation Fund -- Class A....................        460,687            .25%
Global Equity Allocation Fund -- Class B....................        917,765            .77%
Global Equity Allocation Fund -- Class C....................        440,215           1.00%
Global Franchise Fund -- Class A............................        547,715            .25%
Global Franchise Fund -- Class B............................      1,363,829           1.00%
Global Franchise Fund -- Class C............................        828,011           1.00%
Global Value Equity Fund -- Class A.........................        125,862            .25%
Global Value Equity Fund -- Class B.........................      2,273,968           1.00%
Global Value Equity Fund -- Class C.........................        234,321            .97%
Growth and Income Fund II -- Class A(1).....................             --             --%
Growth and Income Fund II -- Class B(1).....................             --             --%
Growth and Income Fund II -- Class C(1).....................             --             --%
International Magnum Fund -- Class A........................        100,542            .25%
International Magnum Fund -- Class B........................        229,430           1.00%
International Magnum Fund -- Class C........................         63,686           1.00%
Japanese Equity Fund -- Class A(1)..........................             --             --%
Japanese Equity Fund -- Class B(1)..........................             --             --%
Japanese Equity Fund -- Class C(1)..........................             --             --%
Latin American Fund -- Class A..............................         31,152            .25%
Latin American Fund -- Class B..............................         79,552           1.00%
Latin American Fund -- Class C..............................         37,145           1.00%
Mid Cap Growth Fund -- Class A..............................         56,330            .25%
Mid Cap Growth Fund -- Class B..............................        250,076           1.00%
Mid Cap Growth Fund -- Class C..............................         73,782            .90%
Value Fund -- Class A.......................................        134,335            .25%
Value Fund -- Class B.......................................        602,441           1.00%
Value Fund -- Class C.......................................        135,432            .94%


---------------


(1) Not operational as of June 30, 2003.

     With respect to the following funds, the Distributor has entered into agreements with the following firms whereby certain shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s):


AMERICAN VALUE FUND
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America
Charles Schwab & Co., Inc.

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


ASIAN EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


EMERGING MARKETS FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks

Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, NA
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC



EMERGING MARKETS INCOME FUND


American Century Retirement Plan Services Inc.


Buck Consultants, Inc.


Fidelity Brokerage Services, Inc. & National Financial Services Corporation


First Union National Bank


Franklin Templeton


Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.


GoldK Investment Services, Inc.


Hewitt Associates, LLC


Huntington Bank


Lincoln National Life Insurance Company


Merrill Lynch Pierce, Fenner & Smith, Incorporated


Morgan Stanley DW Inc.


National Deferred Compensation, Inc.


Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks


The Prudential Insurance Company of America


Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services


Charles Schwab & Co., Inc.


SunGard Institutional Brokerage Inc.


Union Bank of California, N.A.


Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)


ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


EQUITY GROWTH FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services

Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


EUROPEAN VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
GoldK Investment Services, Inc.
SunGard Institutional Brokerage Inc.

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


FOCUS EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


GLOBAL EQUITY ALLOCATION FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton

Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


GLOBAL FRANCHISE FUND
American Century Retirement Services Inc.
GoldK Investment Services, Inc.
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


GLOBAL VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services

Charles Schwab & Co., Inc.

Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


INTERNATIONAL MAGNUM FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith Incorporated
Morgan Stanley DW Inc.
National Deferred Compensations, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


LATIN AMERICAN FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America

Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

MID CAP GROWTH FUND
American Century Retirement Plan Services Inc.
GoldK Investment Services, Inc.
SunGard Institutional Brokerage Inc.

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


VALUE FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank

Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN Amro Trust Services Co.


AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)


ING Financial Advisers, LLC


Northern Trust Retirement Consulting, LLC


     Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

                                 TRANSFER AGENT


     The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Directors. The transfer agency fees are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Directors.



     With respect to the Emerging Markets Debt Fund and the Emerging Markets Income Fund, most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers, through which the Funds may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:


                                                       EMERGING                 EMERGING                  EUROPEAN
                           AMERICAN        ASIAN       MARKETS     EMERGING     MARKETS       EQUITY       VALUE         FOCUS
   FISCAL YEAR ENDED        VALUE          EQUITY        DEBT       MARKETS      INCOME       GROWTH       EQUITY        EQUITY
     JUNE 30, 2003           FUND           FUND       FUND(1)       FUND         FUND         FUND         FUND          FUND
   -----------------       --------        ------      --------    --------     --------      ------      --------       ------
Total brokerage
 commissions...........  $  2,658,527   $    337,594     $--      $   473,255     $ 0      $    393,178   $27,158    $    1,390,962
Commissions with Morgan
 Stanley & Co.
 Incorporated..........  $          0   $     72,598     $--      $    13,188     $ 0      $     10,967   $   184    $       22,527
 Percentage of total
   commissions.........             0%         21.50%     --             2.79%      0%             2.79%     0.68%             1.62%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated..........             0%         35.79%     --             1.78%      0%             2.59%     0.17%             1.24%
Commissions for
 research services.....  $  2,359,902   $    294,777     $--      $   413,557     $--      $    381,339   $26,724    $    1,348,541
Value of research
 transactions..........  $809,136,918   $195,578,751     $--      $91,581,343     $--      $306,682,283   $907,169   $1,054,110,199

                            GLOBAL
                            EQUITY        GLOBAL
   FISCAL YEAR ENDED      ALLOCATION     FRANCHISE
     JUNE 30, 2003           FUND          FUND
   -----------------      ----------     ---------
Total brokerage
 commissions...........  $    286,351   $   544,061
Commissions with Morgan
 Stanley & Co.
 Incorporated..........  $          0   $     1,503
 Percentage of total
   commissions.........             0%         0.28%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated..........             0%         0.02%
Commissions for
 research services.....  $    248,970   $   543,008
Value of research
 transactions..........  $686,744,491   $22,050,403



                                                     GROWTH       INTER-
                                      GLOBAL          AND        NATIONAL    JAPANESE      LATIN        MID CAP
       FISCAL YEAR ENDED              VALUE          INCOME       MAGNUM      EQUITY     AMERICAN        GROWTH         VALUE
         JUNE 30, 2003             EQUITY FUND     FUND II(1)      FUND      FUND(1)       FUND           FUND           FUND
       -----------------           -----------     ----------    --------    --------    --------       -------         -----
Total brokerage commissions.....  $      248,105      $--       $  137,776     $--      $   106,670   $    506,465   $    367,352
Commissions with Morgan Stanley
 & Co. Incorporated.............  $       16,612      $--       $      524     $--      $        42   $      4,774   $      6,801
 Percentage of total
   commissions..................            6.70%      --             0.38%     --             0.04%          0.94%          1.85%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...................            0.82%      --             0.03%     --             0.05%          0.79%          1.62%
Commissions for research
 services.......................  $      234,353      $--       $  111,449     $--      $    93,288   $    506,465   $    296,577
Value of research
 transactions...................  $1,492,477,804      $--       $9,412,193     $--      $41,015,213   $256,025,537   $337,175,524


---------------


(1) Not operational as of June 30, 2003.

                                                        EMERGING                  EMERGING                    EUROPEAN
                                AMERICAN      ASIAN     MARKETS      EMERGING      MARKETS       EQUITY         VALUE
     FISCAL YEAR ENDED           VALUE        EQUITY      DEBT       MARKETS       INCOME        GROWTH        EQUITY
       JUNE 30, 2002              FUND         FUND     FUND(1)        FUND         FUND          FUND          FUND
     -----------------        ------------   --------   --------   ------------   ---------   ------------   -----------
Total brokerage
 commissions................  $  2,322,090   $504,235     $--      $    566,477      $ 0      $    229,250   $    35,325
Commissions with Morgan
 Stanley & Co.
 Incorporated...............  $         --   $ 88,666     $--      $     33,524      $--      $     20,413   $        --
 Percentage of total
   commissions..............             0%     17.58%     --              5.92%       0%             8.90%            0%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...............             0%     17.70%     --              1.93%       0%            10.64%            0%
Percentage of total value of
 brokerage transactions with
 Dean Witter................             0%         0%     --                 0%       0%                0%            0%

                                                GLOBAL
                                 FOCUS          EQUITY         GLOBAL
     FISCAL YEAR ENDED           EQUITY       ALLOCATION     FRANCHISE
       JUNE 30, 2002              FUND           FUND           FUND
     -----------------        ------------   ------------   ------------
Total brokerage
 commissions................  $    890,226   $    204,743   $    153,492
Commissions with Morgan
 Stanley & Co.
 Incorporated...............  $     43,669   $         --   $        163
 Percentage of total
   commissions..............          4.91%             0%          0.11%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...............          5.60%             0%          0.04%
Percentage of total value of
 brokerage transactions with
 Dean Witter................             0%             0%             0%



                                     GLOBAL        GROWTH        INTER-
                                     VALUE          AND         NATIONAL     JAPANESE      LATIN        MID CAP
       FISCAL YEAR ENDED             EQUITY        INCOME        MAGNUM       EQUITY     AMERICAN        GROWTH         VALUE
         JUNE 30, 2002                FUND       FUND II(1)       FUND       FUND(1)       FUND           FUND           FUND
       -----------------          ------------   ----------   ------------   --------   -----------   ------------   ------------
Total brokerage commissions.....  $    522,842      $--       $    152,525     $--      $   105,741   $    419,825   $    280,454
Commissions with Morgan Stanley
 & Co. Incorporated.............  $     14,547      $--       $         70     $--      $     1,925   $      1,386   $         --
 Percentage of total
   commissions..................          2.78%      --               0.05%     --             1.82%          0.33%             0%
Percentage of total value of
 brokerage transactions with
 Morgan Stanley & Co.
 Incorporated...................          2.30%      --               0.04%     --             0.23%          0.44%             0%


---------------

(1) Not operational as of June 30, 2002.

                                                       EMERGING                   EMERGING                     EUROPEAN
                          AMERICAN         ASIAN       MARKETS      EMERGING       MARKETS        EQUITY         VALUE
  FISCAL YEAR ENDED        VALUE           EQUITY        DEBT       MARKETS        INCOME         GROWTH        EQUITY
    JUNE 30, 2001           FUND            FUND       FUND(1)        FUND          FUND           FUND          FUND
  -----------------       --------         ------      --------     --------      --------        ------       --------
Total brokerage
 commissions.........  $    2,628,442   $    787,894     $--      $    815,320   $       862   $    135,132   $    25,128
Commissions with
 Morgan Stanley & Co.
 Incorporated........  $            0   $    182,300     $--      $     49,400   $         0   $      1,300   $         0
 Percentage of total
   commissions.......               0%         23.14%     --              6.06%            0%          0.96%            0%
 Percentage of total
   commissions.......               0%             0%     --                 0%            0%             0%            0%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated........               0%         22.04%     --              6.13%            0%          1.01%            0%

                                         GLOBAL
                          FOCUS          EQUITY        GLOBAL
  FISCAL YEAR ENDED       EQUITY       ALLOCATION     FRANCHISE
    JUNE 30, 2001          FUND           FUND          FUND
  -----------------       ------       ----------     ---------
Total brokerage
 commissions.........  $    678,542   $    335,416   $    37,793
Commissions with
 Morgan Stanley & Co.
 Incorporated........  $      1,800   $          0   $     1,200
 Percentage of total
   commissions.......          0.27%             0%         3.18%
 Percentage of total
   commissions.......             0%             0%            0%
Percentage of total
 value of brokerage
 transactions with
 Morgan Stanley & Co.
 Incorporated........          0.25%             0%         3.97%

                                                      GROWTH
                                          GLOBAL       AND       INTER-
                                          VALUE       INCOME    NATIONAL     JAPANESE      LATIN        MID CAP
          FISCAL YEAR ENDED               EQUITY       FUND      MAGNUM       EQUITY     AMERICAN        GROWTH         VALUE
            JUNE 30, 2001                  FUND       II(1)       FUND       FUND(1)       FUND           FUND           FUND
          -----------------               ------      ------    --------     --------    --------       -------         -----
Total brokerage commissions..........  $    679,701    $--     $   161,602     $--      $   185,435   $    274,871   $    480,961
Commissions with Morgan Stanley & Co.
 Incorporated........................  $     27,200    $--     $        --     $--      $     1,600   $          0   $        800
 Percentage of total commissions.....          4.00%    --               0%     --             0.86%             0%          0.17%
Percentage of total value of
 brokerage transactions with Morgan
 Stanley & Co. Incorporated..........          4.80%    --               0%     --             2.45%             0%          0.47%


---------------

(1) Not operational as of June 30, 2001.


                              SHAREHOLDER SERVICES


     The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Funds are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

     In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     As described in the Funds' Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The

Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES

     Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS

     The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.


     To avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

     If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Funds' investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

     Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.


     A Fund may invest in or own debt securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or are in default. Investments in debt securities that are at risk of or in default present special tax issues for such a Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


PASSIVE FOREIGN INVESTMENT COMPANIES

     The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. In the case of a Fund intending to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by such Fund should be eligible for the reduced rate applicable to "qualified dividend income." In the case of a Fund that intends to invest primarily in debt securities, ordinary income dividends paid by such Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Funds designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see

"Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from a Fund.

     Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). The maximum long-term capital gains rate for corporations is 35%.


WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.


     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.



     If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.


BACKUP WITHHOLDING


     A Fund may be required to withhold federal income tax ("backup withholding") at a rate of 28% from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.

GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


                            PERFORMANCE INFORMATION

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

     From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over one-year, five-year and ten-year periods (or over the life of the Fund, if shorter) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes: the maximum sales load is deducted from the initial payment; all dividends and distributions are reinvested when paid at the price stated in the Prospectuses; the deduction of all applicable Company expenses on an annual basis; and the amount was completely redeemed at the end of each one-, five- and ten-year period (or over the life of the Fund) including deduction of the applicable maximum deferred sales load at the time, in the amount and under the terms disclosed in the Prospectus. The Adviser may waive or reimburse fees and/or expenses from time to time; the Fund's returns calculated without waivers or reimbursements would be lower than returns reflecting any waivers or reimbursements.

     Total return figures are calculated according to the following formula:


     P(1 + T)(n) = ERV


where:

      P    =   a hypothetical initial payment
      T    =   average annual total return
      n    =   number of years
    ERV    =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
               the 1-, 5-, or 10-year periods (or fractional portion
               thereof).


     Calculated using the formula above, the average annualized total return, for each of the Funds that commenced operations prior to June 30, 2003 for the one and five year periods ended June 30, 2003 and for the period from the inception of each Fund through June 30, 2003 are as follows:



                                                            ONE-YEAR        FIVE-YEAR       INCEPTION
                                              INCEPTION   PERIOD ENDED    PERIOD ENDED       THROUGH
                                                DATE      JUNE 30, 2003   JUNE 30, 2003   JUNE 30, 2003
                                              ---------   -------------   -------------   -------------
American Value Fund
  Class A Shares............................  10/18/93        -7.67%          -1.16%           8.01%
  Class B Shares(1).........................  08/01/95        -7.63           -0.99            7.68
  Class C Shares(1).........................  10/18/93        -3.16           -0.62            7.91
Asian Equity Fund
  Class A Shares............................  06/23/93       -15.75            1.54           -4.63
  Class B Shares(1).........................  08/01/95       -15.57            1.91           -9.92
  Class C Shares(1).........................  06/23/93       -12.17            2.13           -4.70
Emerging Markets Debt Fund
  Class A Shares............................       N/A           --              --              --
  Class B Shares............................       N/A           --              --              --
  Class C Shares............................       N/A           --              --              --

                                                            ONE-YEAR        FIVE-YEAR       INCEPTION
                                              INCEPTION   PERIOD ENDED    PERIOD ENDED       THROUGH
                                                DATE      JUNE 30, 2003   JUNE 30, 2003   JUNE 30, 2003
                                              ---------   -------------   -------------   -------------
Emerging Markets Fund
  Class A Shares............................  07/06/94        -4.21            0.46           -2.86
  Class B Shares(1).........................  08/01/95        -4.01            0.68           -2.03
  Class C Shares(1).........................  07/06/94        -0.01            1.02           -2.88
Emerging Markets Income Fund
  Class A Shares............................  04/21/94        16.70           -0.27            6.25
  Class B Shares(1).........................  08/01/95        17.52           -0.23            5.76
  Class C Shares(1).........................  04/21/94        20.49           -0.03            6.02
Equity Growth Fund
  Class A Shares............................  05/28/98        -9.34           -4.16           -3.54
  Class B Shares............................  05/28/98        -9.32           -3.97           -3.11
  Class C Shares............................  05/28/98        -5.02           -3.62           -3.04
European Value Equity Fund
  Class A Shares............................  09/25/98       -12.59             N/A           -0.82
  Class B Shares............................  09/25/98       -12.25             N/A           -0.35
  Class C Shares............................  09/25/98        -8.12             N/A           -0.02
Focus Equity Fund
  Class A Shares............................  01/02/96        -9.17           -4.11            6.91
  Class B Shares............................  01/02/96        -9.25           -3.95            7.00
  Class C Shares............................  01/02/96        -5.43           -3.69            6.95
Global Equity Allocation Fund
  Class A Shares............................  01/04/93       -11.42           -4.05            5.94
  Class B Shares(1).........................  08/01/95       -11.40           -3.85            3.99
  Class C Shares(1).........................  01/04/93        -7.66           -3.60            5.77
Global Franchise Fund
  Class A Shares............................  09/25/98        -7.15             N/A           13.25
  Class B Shares............................  09/25/98        -7.14             N/A           13.57
  Class C Shares............................  09/25/98        -3.21             N/A           13.95
Global Value Equity Fund
  Class A Shares............................  10/29/97       -18.10           -2.84           -0.64
  Class B Shares............................  10/29/97       -18.11           -2.64           -0.31
  Class C Shares............................  10/29/97       -14.36           -2.30           -0.25
Growth and Income Fund II
  Class A Shares............................       N/A           --              --              --
  Class B Shares............................       N/A           --              --              --
  Class C Shares............................       N/A           --              --              --
International Magnum Fund
  Class A Shares............................  07/01/96       -18.33           -8.58           -2.94
  Class B Shares............................  07/01/96       -18.72           -8.39           -2.80
  Class C Shares............................  07/01/96       -15.32           -8.12           -2.81

                                                            ONE-YEAR        FIVE-YEAR       INCEPTION
                                              INCEPTION   PERIOD ENDED    PERIOD ENDED       THROUGH
                                                DATE      JUNE 30, 2003   JUNE 30, 2003   JUNE 30, 2003
                                              ---------   -------------   -------------   -------------
Japanese Equity Fund
  Class A Shares............................       N/A           --              --              --
  Class B Shares............................       N/A           --              --              --
  Class C Shares............................       N/A           --              --              --
Latin American Fund
  Class A Shares............................  07/06/94         1.20           -1.46            2.92
  Class B Shares(1).........................  08/01/95         1.67           -1.25            6.12
  Class C Shares(1).........................  07/06/94         5.56           -0.99            2.83
Mid Cap Growth Fund
  Class A Shares............................  10/25/99        -5.64             N/A          -12.02
  Class B Shares............................  10/25/99        -5.59             N/A          -11.83
  Class C Shares............................  10/25/99        -1.31             N/A          -11.19
Value Fund
  Class A Shares............................  07/07/97        -9.56           -2.00           -0.60
  Class B Shares............................  07/07/97        -9.39           -1.94           -0.41
  Class C Shares............................  07/07/97        -5.17           -1.52           -0.34


---------------


The Emerging Markets Debt, Growth and Income II, and Japanese Equity Funds had not commenced operations in the fiscal year ended June 30, 2003.


(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

YIELD FOR CERTAIN FUNDS

     From time to time certain of the Funds may advertise yield.

     Current yield reflects the income per share earned by a Fund's investments.

     Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Current yield figures are obtained using the following formula:



   Yield = 2[( a - b  + 1)(6) - 1]
               -----
                cd


     where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period

     The respective current yields for the following Funds 30-day period ended June 30, 2003 were as follows:



                                                              CLASS A   CLASS B   CLASS C
FUND NAME                                                     SHARES    SHARES    SHARES
---------                                                     -------   -------   -------
Emerging Markets Income Fund................................   5.76%     5.32%     5.31%


COMPARISONS

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION


     Each Fund's performance will fluctuate. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.


     From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms, including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

     The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to each of the Funds.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Company perform an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Company's independent auditors.


LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                   APPENDIX A



                       DESCRIPTION OF SECURITIES RATINGS



     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



LONG-TERM ISSUE CREDIT RATINGS



     Issue credit ratings are based in varying degrees, on the following considerations:



     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



     2. Nature of and provisions of the obligation: and



     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE



     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



     C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



     p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



     *: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



     r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



     N.R.: Not rated.



     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS



     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.



MUNICIPAL NOTES



     A S&P's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.



     Note rating symbols are as follows:



     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



     SP-3: Speculative capacity to pay principal and interest.



COMMERCIAL PAPER



     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



     A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



     A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



     A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



TAX-EXEMPT DUAL RATINGS



     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").



     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.



     2) Notes allowing for negative coupons, or negative principal.



     3) Notes containing any provision which could obligate the investor to make any additional payments.



     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



SHORT-TERM EXEMPT NOTES



     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.



     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



TAX-EXEMPT COMMERCIAL PAPER



     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



PRIME-1



     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



     -- Leading market positions in well established industries.



     -- High rates of return on funds employed.



     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.



PRIME-2



     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



PRIME-3



     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



NOT PRIME



     Issuers rated Not Prime do not fall within any of the Prime rating categories.



     In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



     Should no rating be assigned, the reason may be one of the following:



     1. An application for rating was not received or accepted.



     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.



     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



PREFERRED STOCK



     Preferred stock rating symbols and their definitions are as follows:



     aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



     aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



     a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



     baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



     ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



     b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



     caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



     ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



     c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B



                      MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I.  POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").



     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.



     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.



     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.



II.  GENERAL PROXY VOTING GUIDELINES



     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.



III.  GUIDELINES



A.  MANAGEMENT PROPOSALS



     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



        -  Selection or ratification of auditors.



        -  Approval of financial statements, director and auditor reports.



        -  Election of Directors.



        - Limiting Directors' liability and broadening indemnification of Directors.



        - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.



        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



        - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.



        -  General updating/corrective amendments to the charter.



        -  Elimination of cumulative voting.



        -  Elimination of preemptive rights.



        - Provisions for confidential voting and independent tabulation of voting results.



        - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."



     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



     CAPITALIZATION CHANGES



        - Capitalization changes that eliminate other classes of stock and voting rights.



        - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

        - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



        -  Proposals for share repurchase plans.



        - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



        -  Proposals to effect stock splits.



        - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



     COMPENSATION



        - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.



        - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.



        - Establishment of Employee Stock Option Plans and other employee ownership plans.



     ANTI-TAKEOVER MATTERS



        - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



        - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.



        - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.



        - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



        -  Creation of "blank check" preferred stock.



        -  Changes in capitalization by 100% or more.



        - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



        - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.



        -  Proposals to indemnify auditors.



     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS



        - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.



        - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.



        - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.



        - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:



           (i)  Whether the stock option plan is incentive based;



           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;



           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.



     ANTI-TAKEOVER PROVISIONS



        -  Proposals requiring shareholder ratification of poison pills.



        - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



B.  SHAREHOLDER PROPOSALS



     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:



        -  Requiring auditors to attend the annual meeting of shareholders.



        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



        - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



        -  Confidential voting.



        -  Reduction or elimination of supermajority vote requirements.



     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.



        -  Proposals that limit tenure of directors.



        -  Proposals to limit golden parachutes.



        - Proposals requiring directors to own large amounts of stock to be eligible for election.



        -  Restoring cumulative voting in the election of directors.



        - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.



        -  Proposals that limit retirement benefits or executive compensation.



        -  Requiring shareholder approval for bylaw or charter amendments.

        - Requiring shareholder approval for shareholder rights plan or poison pill.



        -  Requiring shareholder approval of golden parachutes.



        -  Elimination of certain anti-takeover related provisions.



        -  Prohibit payment of greenmail.



     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.



        - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.



        - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.



        - Proposals that require inappropriate endorsements or corporate actions.



IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



A.  PROXY REVIEW COMMITTEE



     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.



        (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.



        (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.



          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).



        (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.



        (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



        (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



        (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen American Value Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                           BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
COMMON STOCKS 98.8%
AEROSPACE & DEFENSE  1.6%
DRS Technologies, Inc. (a)...............................    92,400   $  2,579,808
Goodrich Corp............................................   140,600      2,952,600
                                                                      ------------
                                                                         5,532,408
                                                                      ------------
AIR FREIGHT & COURIERS  0.2%
Ryder System, Inc........................................    22,100        566,202
                                                                      ------------
AIRLINES  1.2%
Atlantic Coast Airlines Holdings, Inc. (a)...............    76,800      1,036,032
Delta Air Lines, Inc.....................................    60,700        891,076
Expressjet Holdings, Inc. (a)............................    68,600      1,035,860
Skywest, Inc.............................................    59,500      1,134,070
                                                                      ------------
                                                                         4,097,038
                                                                      ------------
APPAREL & ACCESSORIES  0.4%
Quiksilver, Inc. (a).....................................    84,100      1,386,809
                                                                      ------------
APPAREL RETAIL  1.8%
Childrens Place (a)......................................   111,500      2,214,390
Footstar, Inc. (a).......................................    66,700        867,100
Urban Outfitters, Inc. (a)...............................    61,500      2,207,850
Wet Seal, Inc. (a).......................................    90,300        964,404
                                                                      ------------
                                                                         6,253,744
                                                                      ------------
APPLICATION SOFTWARE  0.9%
Autodesk, Inc............................................    51,700        835,472
Business Objects SA-ADR (France) (a).....................    30,900        678,255
Hyperion Solutions Corp. (a).............................    26,600        898,016
Verity, Inc. (a).........................................    50,400        638,064
                                                                      ------------
                                                                         3,049,807
                                                                      ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Affiliated Managers Group, Inc. (a)......................    47,100      2,870,745
Investors Financial Services Corp........................    22,800        661,428
                                                                      ------------
                                                                         3,532,173
                                                                      ------------
AUTO PARTS & EQUIPMENT  0.9%
Lear Corp. (a)...........................................    45,200      2,080,104
Tower Automotive, Inc. (a)...............................   219,100        801,906
                                                                      ------------
                                                                         2,882,010
                                                                      ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
BIOTECHNOLOGY  1.4%
Cephalon, Inc. (a).......................................    73,200   $  3,012,912
Regeneration Technologies, Inc. (a)......................   139,200      1,849,968
                                                                      ------------
                                                                         4,862,880
                                                                      ------------
BROADCASTING & CABLE TV  1.3%
Cumulus Media, Inc. (a)..................................   137,300      2,599,089
Gray Television, Inc.....................................   158,900      1,970,360
                                                                      ------------
                                                                         4,569,449
                                                                      ------------
CASINOS & GAMING  2.2%
Ameristar Casinos, Inc. (a)..............................    64,000      1,366,400
Argosy Gaming Co. (a)....................................    84,200      1,760,622
GTECH Holdings Corp......................................    83,500      3,143,775
Scientific Games Corp. (a)...............................   135,000      1,269,000
                                                                      ------------
                                                                         7,539,797
                                                                      ------------
COMMODITY CHEMICALS  0.5%
Georgia Gulf Corp........................................    77,100      1,526,580
                                                                      ------------
COMMUNICATIONS EQUIPMENT  2.7%
3Com Corp. (a)...........................................   209,900        982,332
Adaptec, Inc. (a)........................................    84,300        655,854
ADTRAN, Inc..............................................    13,000        666,770
Advanced Fibre Communications, Inc. (a)..................    39,900        649,173
Brocade Communications Systems, Inc. (a).................   194,100      1,143,249
Comverse Technology, Inc. (a)............................    82,900      1,245,987
Ixia (a).................................................   113,200        727,876
Plantronics, Inc. (a)....................................    45,100        977,317
Polycom, Inc. (a)........................................    78,700      1,090,782
Scientific-Atlanta, Inc..................................    48,800      1,163,392
                                                                      ------------
                                                                         9,302,732
                                                                      ------------
COMPUTER HARDWARE  0.1%
Diebold, Inc.............................................     8,700        376,275
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS  1.7%
Advanced Digital Information Corp. (a)...................    93,900        938,061
Electronics for Imaging, Inc. (a)........................    57,800      1,172,762
Hutchinson Technology, Inc. (a)..........................    32,500      1,068,925
Quantum Corp. (a)........................................   167,200        677,160
Storage Technology Corp. (a).............................    27,600        710,424
Synaptics, Inc. (a)......................................    84,700      1,140,062
                                                                      ------------
                                                                         5,707,394
                                                                      ------------
CONSTRUCTION & ENGINEERING  0.5%
Insituform Technologies, Inc. (a)........................   101,200      1,789,216
                                                                      ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
CONSTRUCTION & FARM MACHINERY  1.8%
AGCO Corp. (a)...........................................    44,600   $    761,768
Cummins Engine Co., Inc..................................     8,800        315,832
Gardner Denver, Inc. (a).................................    45,800        937,068
Navistar International Corp. (a).........................    47,500      1,549,925
Oshkosh Truck Corp.......................................    29,100      1,726,212
Wabash National Corp. (a)................................    50,600        709,918
                                                                      ------------
                                                                         6,000,723
                                                                      ------------
CONSTRUCTION MATERIALS  0.3%
Texas Industries, Inc....................................    37,600        894,880
                                                                      ------------
CONSUMER FINANCE  0.3%
Financial Federal Corp. (a)..............................    47,800      1,166,320
                                                                      ------------
DATA PROCESSING & OUTSOURCING SERVICES  1.3%
BISYS Group, Inc. (a)....................................   118,400      2,175,008
CSG Systems International, Inc. (a)......................    52,100        736,173
DST Systems, Inc. (a)....................................    35,900      1,364,200
                                                                      ------------
                                                                         4,275,381
                                                                      ------------
DISTRIBUTORS  0.9%
SCP Pool Corp. (a).......................................    87,000      2,992,800
                                                                      ------------
DIVERSIFIED BANKS  5.2%
Associated Banc Corp.....................................    43,270      1,595,798
Colonial BancGroup, Inc..................................   105,100      1,457,737
First Niagara Financial Group, Inc.......................    99,200      1,384,832
FirstMerit Corp..........................................    69,600      1,591,056
FNB Corp.................................................    34,860      1,054,864
Hibernia Corp............................................   171,200      3,108,992
Main Street Banks, Inc...................................     8,300        209,990
Mercantile Bankshares Corp...............................    43,600      1,716,968
Provident Bankshares Corp................................    22,300        566,643
Sky Financial Group, Inc.................................   129,700      2,817,084
W Holding Co., Inc. (Puerto Rico)........................   118,200      1,999,944
                                                                      ------------
                                                                        17,503,908
                                                                      ------------
DIVERSIFIED CHEMICALS  0.9%
Engelhard Corp...........................................    56,600      1,401,982
FMC Corp. (a)............................................    54,500      1,233,335
Hercules, Inc. (a).......................................    48,500        480,150
                                                                      ------------
                                                                         3,115,467
                                                                      ------------
DIVERSIFIED COMMERCIAL SERVICES  0.4%
Brinks Co................................................    63,500        925,195
Tetra Tech, Inc. (a).....................................    31,500        539,595
                                                                      ------------
                                                                         1,464,790
                                                                      ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
ELECTRIC UTILITIES  1.0%
Cleco Corp..............................................     44,400   $    769,008
DPL, Inc................................................     72,666      1,158,296
PNM Resources, Inc......................................     53,600      1,433,800
                                                                      ------------
                                                                         3,361,104
                                                                      ------------
ELECTRICAL COMPONENTS & EQUIPMENT  2.3%
Allete, Inc.............................................    103,100      2,737,305
Ametek, Inc.............................................     34,500      1,264,425
Axcelis Technologies, Inc. (a)..........................    292,600      1,790,712
Cooper Industries Ltd...................................     25,100      1,036,630
GrafTech International Ltd. (a).........................    164,100        894,345
                                                                      ------------
                                                                         7,723,417
                                                                      ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.5%
FEI Co. (a).............................................     37,600        705,376
Vishay Intertechnology, Inc. (a)........................     64,200        847,440
                                                                      ------------
                                                                         1,552,816
                                                                      ------------
ELECTRONIC MANUFACTURING SERVICES  0.2%
Solectron Corp. (a).....................................    224,900        841,126
                                                                      ------------
ENVIRONMENTAL SERVICES  0.8%
Allied Waste Industries, Inc. (a).......................    156,300      1,570,815
Republic Services, Inc. (a).............................     53,500      1,212,845
                                                                      ------------
                                                                         2,783,660
                                                                      ------------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.3%
Scotts Co. (a)..........................................     17,900        886,050
                                                                      ------------
GAS UTILITIES  1.0%
MDU Resources Group, Inc................................     65,500      2,193,595
Southwestern Energy Co. (a).............................     54,800        822,548
Western Gas Resources, Inc..............................     11,100        439,560
                                                                      ------------
                                                                         3,455,703
                                                                      ------------
HEALTH CARE DISTRIBUTORS  0.7%
Steris Corp. (a)........................................    100,300      2,315,927
                                                                      ------------
HEALTH CARE EQUIPMENT  2.0%
Conceptus, Inc. (a).....................................    169,400      2,380,070
Immucor, Inc. (a).......................................    124,500      2,712,855
Therasense, Inc. (a)....................................    155,700      1,557,000
                                                                      ------------
                                                                         6,649,925
                                                                      ------------
HEALTH CARE FACILITIES  0.9%
LifePoint Hospitals, Inc. (a)...........................     55,900      1,170,546
Universal Health Services, Inc. (a).....................     46,000      1,822,520
                                                                      ------------
                                                                         2,993,066
                                                                      ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
HEALTH CARE SERVICES  0.8%
Caremark Rx, Inc. (a)....................................   111,400   $  2,860,752
                                                                      ------------
HIGHWAYS & RAILTRACKS  0.1%
Pacer International, Inc. (a)............................    18,000        339,480
                                                                      ------------
HOME FURNISHINGS  2.3%
Furniture Brands International, Inc. (a).................   104,900      2,737,890
Mohawk Industries, Inc. (a)..............................    37,940      2,106,808
Tuesday Morning Corp. (a)................................   106,300      2,795,690
                                                                      ------------
                                                                         7,640,388
                                                                      ------------
HOMEBUILDING  2.9%
Beazer Homes USA, Inc. (a)...............................    25,300      2,112,550
Centex Corp..............................................    30,400      2,364,816
Pulte Homes, Inc.........................................    26,100      1,609,326
Ryland Group, Inc........................................    24,600      1,707,240
Standard Pacific Corp....................................    58,400      1,936,544
                                                                      ------------
                                                                         9,730,476
                                                                      ------------
INDUSTRIAL MACHINERY  1.6%
Albany International Corp................................    78,100      2,139,940
CIRCOR International, Inc................................    81,200      1,447,796
Imation Corp.............................................    23,000        869,860
Robbins & Myers, Inc.....................................    50,500        934,250
                                                                      ------------
                                                                         5,391,846
                                                                      ------------
INSURANCE BROKERS  0.4%
Hilb, Rogal, & Hamilton Co...............................    38,100      1,296,924
                                                                      ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.5%
Cincinnati Bell, Inc. (a)................................   264,300      1,770,810
                                                                      ------------

INTERNET SOFTWARE & SERVICES  0.3%
VeriSign, Inc. (a).......................................    72,000        995,760
                                                                      ------------

IT CONSULTING & OTHER SERVICES  0.3%
SRA International, Inc. (a)..............................    31,700      1,014,400
                                                                      ------------

LIFE & HEALTH INSURANCE  2.2%
Lincoln National Corp....................................    48,500      1,728,055
Protective Life Corp.....................................    44,700      1,195,725
Scottish Annuity & Life Holdings Ltd. (Bermuda)..........   126,900      2,564,649
Stancorp Financial Group, Inc............................    10,200        532,644
UnumProvident Corp.......................................   118,800      1,593,108
                                                                      ------------
                                                                         7,614,181
                                                                      ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
MANAGED HEALTH CARE  2.7%
American Medical Security Group, Inc. (a)................    95,300   $  1,820,230
Coventry Health Care, Inc. (a)...........................   160,100      7,390,216
                                                                      ------------
                                                                         9,210,446
                                                                      ------------
MOTORCYCLE MANUFACTURERS  0.2%
Polaris Industries, Inc..................................    12,100        742,940
                                                                      ------------

MULTI-LINE INSURANCE  1.3%
American Financial Group, Inc............................    74,700      1,703,160
Nationwide Financial Services, Inc.......................    82,400      2,678,000
                                                                      ------------
                                                                         4,381,160
                                                                      ------------
MULTI-UTILITIES & UNREGULATED POWER  1.0%
Questar Corp.............................................   102,300      3,423,981
                                                                      ------------

OFFICE ELECTRONICS  0.3%
IKON Office Solutions, Inc...............................   106,200        945,180
                                                                      ------------

OIL & GAS DRILLING  1.2%
Grey Wolf, Inc. (a)......................................   282,500      1,141,300
Pride International, Inc. (a)............................    83,800      1,577,116
Rowan Cos., Inc. (a).....................................    61,400      1,375,360
                                                                      ------------
                                                                         4,093,776
                                                                      ------------
OIL & GAS EQUIPMENT & SERVICES  2.0%
Grant Pride, Inc. (a)....................................   109,400      1,285,450
Key Energy Services, Inc. (a)............................   142,500      1,527,600
Newpark Resources, Inc. (a)..............................   168,600        923,928
Oil States International, Inc. (a).......................    61,700        746,570
Tidewater, Inc...........................................    82,000      2,408,340
                                                                      ------------
                                                                         6,891,888
                                                                      ------------
OIL & GAS EXPLORATION & PRODUCTION  2.4%
Chesapeake Energy Corp...................................   157,000      1,585,700
Forest Oil Corp. (a).....................................   109,200      2,743,104
St. Mary Land & Exploration Co...........................    40,500      1,105,650
Ultra Petroleum Corp.....................................    84,900      1,096,059
XTO Energy, Inc..........................................    75,400      1,516,294
                                                                      ------------
                                                                         8,046,807
                                                                      ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.3%
Doral Financial Corp. (Puerto Rico)......................    20,150        899,697
                                                                      ------------

PACKAGED FOODS  1.1%
Pilgrims Pride Corp......................................   120,100      1,161,367
Smithfield Foods, Inc. (a)...............................   107,200      2,457,024
                                                                      ------------
                                                                         3,618,391
                                                                      ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
PAPER PACKAGING  1.3%
Smurfit-Stone Container Corp. (a)........................   146,900   $  1,914,107
Sonoco Products Co.......................................   107,400      2,579,748
                                                                      ------------
                                                                         4,493,855
                                                                      ------------
PAPER PRODUCTS  0.8%
Boise Cascade Corp.......................................    22,400        535,360
Bowater, Inc.............................................    55,800      2,089,710
                                                                      ------------
                                                                         2,625,070
                                                                      ------------
PERSONAL PRODUCTS  1.3%
NBTY, Inc. (a)...........................................   126,100      2,655,666
Stage Stores, Inc. (a)...................................    72,600      1,706,100
                                                                      ------------
                                                                         4,361,766
                                                                      ------------
PHARMACEUTICALS  1.3%
Inamed Corp. (a).........................................     3,100        166,439
MGI Pharma, Inc. (a).....................................   136,000      3,485,680
Pozen, Inc. (a)..........................................    57,900        635,742
                                                                      ------------
                                                                         4,287,861
                                                                      ------------
PROPERTY & CASUALTY  2.1%
Harleysville Group, Inc..................................    11,500        264,730
Infinity Property & Casualty Corp........................    67,700      1,600,428
Ohio Casualty Corp. (a)..................................   104,800      1,381,264
Philadelphia Consolidated Holding Corp. (a)..............    18,100        731,240
Selective Insurance Group, Inc...........................    36,500        914,325
Transatlantic Holdings, Inc..............................    34,300      2,371,845
                                                                      ------------
                                                                         7,263,832
                                                                      ------------
RAILROADS  0.4%
Genesee & Wyoming, Inc. (a)..............................    62,100      1,277,397
                                                                      ------------

REAL ESTATE INVESTMENT TRUSTS  8.0%
American Financial Realty Trust..........................    66,600        993,006
BRE Properties, Inc......................................    23,000        763,600
Camden Property Trust....................................    28,800      1,006,560
Developers Diversified Realty Corp.......................    83,800      2,383,272
Duke Realty Corp.........................................    65,300      1,799,015
General Growth Properties, Inc...........................    35,700      2,229,108
Host Marriott Corp. (a)..................................   134,900      1,234,335
Kilroy Realty Corp.......................................    50,500      1,388,750
Kimco Realty Corp........................................    46,100      1,747,190
Maguire Properties, Inc. (a).............................    67,000      1,289,750
Pan Pacific Retail Properties, Inc.......................    20,000        787,000
Prentiss Properties Trust................................    34,300      1,028,657
ProLogis Trust...........................................    82,800      2,260,440
PS Business Parks, Inc...................................    37,700      1,330,810
Regency Centers Corp.....................................    23,200        811,536

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Rouse Co.................................................    60,000   $  2,286,000
SL Green Realty Corp.....................................    27,400        955,986
Trizec Properties, Inc...................................    81,869        930,850
United Dominion Realty Trust, Inc........................    55,700        959,154
Universal Health Realty Income...........................    24,700        666,900
                                                                      ------------
                                                                        26,851,919
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  0.4%
Catellus Development Corp. (a)...........................    64,100      1,410,200
                                                                      ------------

REINSURANCE  1.0%
Everest Re Group Ltd. (Barbados).........................    15,000      1,147,500
Platinum Underwriters Holdings, Ltd. (Bermuda)...........    41,000      1,112,740
Reinsurance Group of America, Inc........................    35,000      1,123,500
                                                                      ------------
                                                                         3,383,740
                                                                      ------------
REGIONAL BANKS  3.5%
Banknorth Group, Inc.....................................    66,900      1,707,288
Charter One Financial, Inc...............................    61,100      1,905,098
Cullen Frost Bankers, Inc................................    21,900        702,990
East West Bancorp, Inc...................................    58,600      2,117,804
First Midwest Bancorp, Inc...............................    28,200        812,442
Provident Financial Group, Inc...........................    47,700      1,222,551
Southwest Bancorp of Texas, Inc. (a).....................    16,700        542,917
Zions Bancorp............................................    59,000      2,985,990
                                                                      ------------
                                                                        11,997,080
                                                                      ------------
RESTAURANTS  0.7%
O'Charleys, Inc. (a).....................................    72,500      1,560,925
Sonic Corp. (a)..........................................    29,800        757,814
                                                                      ------------
                                                                         2,318,739
                                                                      ------------
SEMICONDUCTOR EQUIPMENT  0.6%
Lam Research Corp. (a)...................................    67,300      1,225,533
Ultratech, Inc. (a)......................................    35,400        654,546
                                                                      ------------
                                                                         1,880,079
                                                                      ------------
SEMICONDUCTORS  1.1%
Cypress Semiconductor Corp. (a)..........................    58,400        700,800
Integrated Device Technology, Inc. (a)...................    78,300        865,215
Intersil Corp. (a).......................................    42,500      1,130,925
Skyworks Solutions, Inc. (a).............................   141,800        959,986
                                                                      ------------
                                                                         3,656,926
                                                                      ------------
SPECIALIZED FINANCE  0.5%
CIT Group, Inc...........................................    72,100      1,777,265
                                                                      ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
SPECIALTY CHEMICALS  0.7%
Cambrex Corp.............................................    39,500   $    909,290
Minerals Technologies, Inc...............................    18,800        914,808
Schulman A, Inc..........................................    43,000        690,580
                                                                      ------------
                                                                         2,514,678
                                                                      ------------
SPECIALTY STORES  2.9%
Foot Locker, Inc.........................................   202,500      2,683,125
Hancock Fabrics, Inc.....................................    88,100      1,422,815
Hollywood Entertainment Corp. (a)........................   120,200      2,067,440
Jo Ann Stores, Inc. (a)..................................    48,600      1,229,580
Linens N Things, Inc. (a)................................    98,900      2,335,029
                                                                      ------------
                                                                         9,737,989
                                                                      ------------
STEEL  0.5%
AK Steel Holding Corp. (a)...............................   167,900        607,798
Steel Dynamics, Inc. (a).................................    82,900      1,135,730
                                                                      ------------
                                                                         1,743,528
                                                                      ------------
SYSTEMS SOFTWARE  2.8%
Ascential Software Corp. (a).............................    59,225        973,659
Macrovision Corp. (a)....................................    41,500        826,680
Micromuse, Inc. (a)......................................   118,100        943,619
NetIQ Corp. (a)..........................................   142,800      2,207,688
NetScreen Technologies, Inc. (a).........................    37,800        852,390
Network Associates, Inc. (a).............................    66,100        838,148
Novell, Inc. (a).........................................   261,700        806,036
Sybase, Inc. (a).........................................    85,100      1,183,741
Vignette Corp. (a).......................................   414,400        861,952
                                                                      ------------
                                                                         9,493,913
                                                                      ------------
TECHNOLOGY DISTRIBUTORS  0.5%
Avnet, Inc. (a)..........................................    54,800        694,864
Tech Data Corp. (a)......................................    34,600        924,166
                                                                      ------------
                                                                         1,619,030
                                                                      ------------
THRIFTS & MORTGAGE FINANCE  2.6%
Brookline Bancorp, Inc...................................    74,400      1,041,600
Downey Financial Corp....................................    21,300        879,690
MAF Bancorp, Inc.........................................    23,500        871,145
PMI Group, Inc...........................................    82,200      2,206,248
Radian Group, Inc........................................    55,400      2,030,410
Webster Financial Corp...................................    49,500      1,871,100
                                                                      ------------
                                                                         8,900,193
                                                                      ------------
TOBACCO  1.1%
R.J. Reynolds Tobacco Holdings, Inc......................    46,700      1,737,707
Universal Corp...........................................    45,000      1,903,500
                                                                      ------------
                                                                         3,641,207
                                                                      ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                  MARKET
DESCRIPTION                                                       SHARES           VALUE
TRUCKING  1.6%
Arkansas Best Corp.............................................    50,000      $  1,189,500
SCS Transportation, Inc. (a)...................................    64,600           815,898
USF Corp.......................................................    29,300           790,221
Yellow Corp. (a)...............................................   106,700         2,470,105
                                                                               ------------
                                                                                  5,265,724
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  98.8%
   (Cost $296,104,984)......................................................    334,362,851
                                                                               ------------

REPURCHASE AGREEMENT  0.8%
State Street Bank & Trust Co. ($2,763,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $2,763,050)
   (Cost $2,763,000)........................................................      2,763,000
                                                                               ------------

TOTAL INVESTMENTS  99.6%
   (Cost $298,867,984)......................................................    337,125,851

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%.................................      1,504,513
                                                                               ------------

NET ASSETS  100.0%..........................................................   $338,630,364
                                                                               ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $298,867,984).........................................     $ 337,125,851
Cash..........................................................................               783
Receivables:
   Investments Sold...........................................................         9,738,339
   Dividends..................................................................           307,154
   Fund Shares Sold...........................................................           233,812
   Interest...................................................................                50
Other.........................................................................            59,720
                                                                                   -------------
     Total Assets.............................................................       347,465,709
                                                                                   -------------
LIABILITIES:
Payables:
   Investments Purchased......................................................         5,710,143
   Fund Shares Repurchased....................................................         2,209,186
   Distributor and Affiliates.................................................           423,084
   Investment Advisory Fee....................................................           229,890
Accrued Expenses..............................................................           192,304
Trustees' Deferred Compensation and Retirement Plans..........................            70,738
                                                                                   -------------
     Total Liabilities........................................................         8,835,345
                                                                                   -------------
NET ASSETS....................................................................     $ 338,630,364
                                                                                   =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized).........................................................     $ 473,636,758
Net Unrealized Appreciation...................................................        38,257,867
Accumulated Net Investment Income.............................................           110,808
Accumulated Net Realized Loss.................................................      (173,375,069)
                                                                                   -------------
NET ASSETS....................................................................     $ 338,630,364
                                                                                   =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $134,987,175 and 7,789,829 shares of beneficial interest issued
     and outstanding).........................................................     $       17.33
     Maximum sales charge (5.75% of offering price)...........................              1.06
                                                                                   -------------
     Maximum offering price to public.........................................     $       18.39
                                                                                   =============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $145,730,695 and 8,837,757 shares of beneficial interest issued and
     outstanding).............................................................     $       16.49
                                                                                   =============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $57,912,494 and 3,487,602 shares of beneficial interest issued and
     outstanding).............................................................     $       16.61
                                                                                   =============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,887)........................     $  4,899,607
Interest......................................................................          181,262
Other.........................................................................          331,370
                                                                                   ------------
     Total Income.............................................................        5,412,239
                                                                                   ------------
EXPENSES:
Investment Advisory Fee.......................................................        2,957,790
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
 $349,378, $1,486,266 and $592,636, respectively).............................        2,428,280
Administrative Fee............................................................          603,188
Shareholder Services..........................................................          482,947
Custody.......................................................................           66,686
Legal.........................................................................           45,601
Trustees' Fees and Related Expenses...........................................           20,243
Other.........................................................................          232,969
                                                                                   ------------
     Total Expenses...........................................................        6,837,704
     Expense Reduction........................................................           86,642
     Less Credits Earned on Cash Balances.....................................            3,966
                                                                                   ------------
     Net Expenses.............................................................        6,747,096
                                                                                   ------------
NET INVESTMENT LOSS...........................................................     $ (1,334,857)
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments................................................................     $(45,313,945)
   Foreign Currency Transactions..............................................              (19)
                                                                                   ------------
Net Realized Loss.............................................................      (45,313,964)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period....................................................       17,350,661
   End of the Period..........................................................       38,257,867
                                                                                   ------------
Net Unrealized Appreciation During the Period.................................       20,907,206
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS..............................................     $(24,406,758)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS....................................     $(25,741,615)
                                                                                   ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                 YEAR ENDED      YEAR ENDED
                                                               JUNE 30, 2003    JUNE 30, 2002
                                                             ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss........................................    $  (1,334,857)   $  (3,814,762)
Net Realized Loss..........................................      (45,313,964)     (20,889,718)
Net Unrealized Appreciation/Depreciation
 During the Period.........................................       20,907,206      (40,101,442)
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........      (25,741,615)     (64,805,922)
                                                               -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................       76,144,866       69,400,488
Cost of Shares Repurchased.................................     (181,922,560)    (240,840,954)
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........     (105,777,694)    (171,440,466)
                                                               -------------    -------------
TOTAL DECREASE IN NET ASSETS...............................     (131,519,309)    (236,246,388)
NET ASSETS:
Beginning of the Period....................................      470,149,673      706,396,061
                                                               -------------    -------------
End of the Period (Including accumulated
 net investment income of $110,808 and $56,191,
 respectively).............................................    $ 338,630,364    $ 470,149,673
                                                               =============    =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                           YEAR ENDED JUNE 30,
                                                    --------------------------------------------------------
                                                    2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                    --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $17.68      $19.46      $23.03      $23.58      $21.34
                                                     ------      ------      ------      ------      ------
  Net Investment Income/Loss.....................       -0-(c)     (.05)       (.02)       (.08)        .01
  Net Realized and Unrealized Gain/Loss..........      (.35)      (1.73)      (1.97)       1.09        3.43
                                                     ------      ------      ------      ------      ------
Total from Investment Operations.................      (.35)      (1.78)      (1.99)       1.01        3.44
                                                     ------      ------      ------      ------      ------
Less Distributions from Net Realized Gain........       -0-         -0-       (1.58)      (1.56)      (1.20)
                                                     ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD...............    $17.33      $17.68      $19.46      $23.03      $23.58
                                                     ======      ======      ======      ======      ======

Total Return* (b)................................    -2.04%      -9.14%      -8.47%       4.62%      17.41%
Net Assets at End of the Period
  (In millions)..................................    $135.0      $193.0      $323.9      $434.8      $343.0
Ratio of Expenses to Average
  Net Assets*....................................     1.49%       1.46%       1.46%       1.47%       1.49%
Ratio of Net Investment Income/Loss to
  Average Net Assets*............................     (.03%)      (.25%)      (.13%)      (.33%)       .03%
Portfolio Turnover...............................      124%        133%        211%        272%        283%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets........     1.52%         N/A         N/A         N/A         N/A
  Ratio of Net Investment Loss to Average
  Net Assets.....................................     (.06%)        N/A         N/A         N/A         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                           YEAR ENDED JUNE 30,
                                                     -------------------------------------------------------
                                                     2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                     -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................................      $16.95      $18.81      $22.48      $23.23      $21.20
                                                     ------      ------      ------      ------      ------
  Net Investment Loss..........................        (.11)       (.18)       (.17)       (.25)       (.14)
  Net Realized and Unrealized Gain/Loss........        (.35)      (1.68)      (1.92)       1.06        3.37
                                                     ------      ------      ------      ------      ------
Total from Investment Operations...............        (.46)      (1.86)      (2.09)        .81        3.23
                                                     ------      ------      ------      ------      ------
Less Distributions from Net Realized Gain......         -0-         -0-       (1.58)      (1.56)      (1.20)
                                                     ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD.............      $16.49      $16.95      $18.81      $22.48      $23.23
                                                     ======      ======      ======      ======      ======

Total Return* (b)..............................      -2.77%      -9.84%      -9.20%       3.85%      16.50%
Net Assets at End of the Period
  (In millions)................................      $145.7      $198.4      $263.9      $356.7      $341.9
Ratio of Expenses to Average
  Net Assets*..................................       2.25%       2.21%       2.21%       2.21%       2.24%
Ratio of Net Investment Loss to Average
  Net Assets*..................................       (.79%)     (1.00%)      (.88%)     (1.06%)      (.72%)
Portfolio Turnover.............................        124%        133%        211%        272%        283%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.....       2.27%         N/A         N/A         N/A         N/A
   Ratio of Net Investment Loss to Average
   Net Assets..................................       (.81%)        N/A         N/A         N/A         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                           YEAR ENDED JUNE 30,
                                                     -------------------------------------------------------
                                                     2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                     -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $16.97      $18.82      $22.49      $23.24      $21.20
                                                     ------      ------      ------      ------      ------
  Net Investment Loss............................      (.03)       (.18)       (.18)       (.25)       (.14)
  Net Realized and Unrealized Gain/Loss..........      (.33)      (1.67)      (1.91)       1.06        3.38
                                                     ------      ------      ------      ------      ------
Total from Investment Operations.................      (.36)      (1.85)      (2.09)        .81        3.24
                                                     ------      ------      ------      ------      ------
Less Distributions from Net Realized Gain........       -0-         -0-       (1.58)      (1.56)      (1.20)
                                                     ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD...............    $16.61      $16.97      $18.82      $22.49      $23.24
                                                     ======      ======      ======      ======      ======

Total Return* (b)................................    -2.18%(c)   -9.82       -9.14%       3.80%      16.55%
Net Assets at End of the Period
  (In millions)..................................    $ 57.9      $ 78.8      $118.6      $192.7      $165.4
Ratio of Expenses to Average
  Net Assets*....................................     2.24%(d)    2.21%       2.21%       2.21%       2.24%
Ratio of Net Investment Loss to Average
  Net Assets*....................................     (.22%)(c)  (1.00%)      (.88%)     (1.06%)      (.72%)
Portfolio Turnover...............................      124%        133%        211%        272%        283%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......     2.26%(d)      N/A         N/A         N/A         N/A
   Ratio of Net Investment Loss to Average
   Net Assets....................................     (.24%)(c)     N/A         N/A         N/A         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $153,224,855, which will expire between June 30, 2009 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

   Cost of investments for tax purposes......................   $302,654,653
                                                                ============
   Gross tax unrealized appreciation.........................   $ 46,132,733
   Gross tax unrealized depreciation.........................    (11,661,535)
                                                                ------------
   Net tax unrealized appreciation on investments............   $ 34,471,198
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences related to net realized foreign currency losses totaling $19 have been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to a net operating loss totaling $1,688,162 has been reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $3,560 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. In addition, permanent book and tax differences related to distributions from and the sale of real estate investment trusts totaling $443,264 have been reclassified from accumulated undistributed net investment income to capital and accumulated net realized loss in the amounts of $5,162 and $438,102, respectively. Also, permanent book and tax differences related to prior year adjustments in the amount of $253,417 have been reclassed from accumulated undistributed net investment income to accumulated net realized loss and capital in the amounts of $10,057 and $243,360, respectively.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions, distributions received from real estate investment trusts, and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $3,966 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion...............................................     0.85%
Next $500 million..............................................     0.80%
Over $1.5 billion..............................................     0.75%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser" a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2003, the Adviser waived $0 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $18,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $26,800 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JP Morgan"), through its corporate affiliate JP Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JP Morgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $2,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Adviser and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund. SSB and the Adviser are compensated for such services by the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $320,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $86,642 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $46,928 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $195,814,738, $202,348,152 and $75,473,868 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                  SHARES          VALUE
Sales:
   Class A..................................      4,415,074   $  67,247,898
   Class B..................................        468,259       6,931,858
   Class C..................................        133,768       1,965,111
                                              -------------   -------------
Total Sales.................................      5,017,101   $  76,144,866
                                              =============   =============

Repurchases:
   Class A..................................     (7,540,255)  $(114,757,158)
   Class B..................................     (3,335,037)    (48,520,331)
   Class C..................................     (1,287,483)    (18,645,072)
                                              -------------   -------------
Total Repurchases...........................    (12,162,775)  $(181,922,560)
                                              =============   =============

     At June 30, 2002, capital aggregated $244,097,457, $244,759,498 and
$92,483,857 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                  SHARES          VALUE
Sales:
   Class A.................................       3,120,715   $  56,867,745
   Class B.................................         577,606      10,169,991
   Class C.................................         134,018       2,362,752
                                              -------------   -------------
Total Sales................................       3,832,339   $  69,400,488
                                              =============   =============

Repurchases:
   Class A.................................      (8,847,490)  $(158,493,086)
   Class B.................................      (2,902,085)    (50,883,204)
   Class C.................................      (1,793,163)    (31,464,664)
                                              -------------   -------------
Total Repurchases..........................     (13,542,738)  $(240,840,954)
                                              =============   =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

the shares were purchased. For the year ended June 30, 2003 and 2002, 116,808 and 23,709 Class B Shares automatically converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                              CONTINGENT DEFERRED SALES CHARGE
                                                 AS A PERCENTAGE OF DOLLAR
                                                 AMOUNT SUBJECT TO CHARGE
                                              --------------------------------
YEAR OF REDEMPTION                            CLASS B                 CLASS C
First......................................   5.00%                   1.00%
Second.....................................   4.00%                    None
Third......................................   3.00%                    None
Fourth.....................................   2.50%                    None
Fifth......................................   1.50%                    None
Thereafter.................................    None                    None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $16,100 and CDSC on redeemed shares of Classes B and C of approximately $320,100. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $425,067,366 and $504,360,987, respectively.

5.  DISTRIBUTIONS AND SERVICE PLANS

     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,892,200 and $0 for class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $1,070,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $168,600.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Asian Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  98.6%
BERMUDA  4.4%
Esprit Holdings Ltd.                                          309,000     $   756,833
Johnson Electric Holdings Ltd.                                320,800         399,038
Li & Fung Ltd.                                                488,000         628,918
TPV Technology Ltd.                                           759,000         262,950
                                                                          -----------
                                                                            2,047,739
                                                                          -----------
CHINA  2.2%
Byd Co., Ltd.                                                 139,000         311,042
China Oilfield Services Ltd.                                  622,000         139,584
China Shipping Development Co.                                672,000         241,288
Huaneng Power International, Inc.                             318,000         362,932
                                                                          -----------
                                                                            1,054,846
                                                                          -----------
HONG KONG  22.0%
Asia Aluminun Holdings Ltd.                                 3,275,000         432,571
Bank of East Asia                                             228,000         445,875
Cathay Pacific Airways Ltd.                                   325,000         437,604
Cheung Kong Holdings Ltd.                                     356,000       2,136,507
China Mobile Ltd.                                             359,000         847,073
CNOOC Ltd.                                                    670,500         980,194
Henderson Land Development Co., Ltd.                          364,000       1,040,914
Hong Kong Exchanges & Clearing Ltd.                           366,000         530,357
Hutchison Whampoa Ltd.                                        107,930         657,422
Hysan Development Co., Ltd.                                   165,000         135,417
Sun Hung Kai Properties Ltd.                                  178,000         897,059
Swire Pacific Ltd., Class A                                   140,000         610,401
Techtronic Industries Co.                                     372,000         622,532
Television Broadcasts Ltd.                                    171,000         610,703
                                                                          -----------
                                                                           10,384,629
                                                                          -----------
INDIA  0.0%
Hero Honda Motors Ltd.                                            500           2,731
                                                                          -----------
INDONESIA  4.5%
PT Astra International Tbk (a)                              1,689,884         732,283
PT Bank Central Asia Tbk                                      656,000         228,606
PT Bank Mandiri Tbk (a) (b)                                   973,500          79,650
PT Bank Pan Indonesia Tbk                                   4,522,300         169,929
PT Ramayana Lestari Santosa Tbk                             1,123,000         438,991
PT Telekomunikasi Tbk                                         871,500         488,568
                                                                          -----------
                                                                            2,138,027
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
MALAYSIA  4.4%
Commerce Asset Holdings Bhd.                                  215,000     $   195,763
Gamuda Bhd.                                                   154,000         249,237
Magnum Corp., Bhd.                                            407,000         285,971
Malayan Banking Bhd.                                          153,600         347,621
Perusahaan Otomobil Nasional Bhd.                              62,000         132,158
Resorts World Bhd.                                            108,000         278,526
S P Setia Bhd.                                                368,499         277,344
Tanjong Public Co., Ltd.                                       61,000         160,526
YTL Corp., Bhd.                                               144,000         151,579
                                                                          -----------
                                                                            2,078,725
                                                                          -----------
REPUBLIC OF KOREA  26.4%
CJ Home Shopping                                                7,383         383,211
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)          7,540          63,754
Daewoo Shipbuilding & Marine Engineering Co., Ltd.,
  144A-Private Placement- GDR (a) (c)                          17,600         292,160
Daishin Securities Co., Ltd.                                   42,650         739,100
Good Morning Shinhan Securities Co., Ltd. (a)                  35,020         155,384
Hyundai Department Store Co., Ltd.                             15,060         335,367
Hyundai Mobis                                                  35,410         908,595
LG Electronics, Inc.                                           23,640         985,577
LG Household & Health Care Ltd.                                 8,940         230,891
Pantech Co., Ltd.                                              10,620         100,021
POSCO                                                           3,550         368,522
Samsung Electronics Co., Ltd                                   14,426       4,287,342
Samsung Heavy Industries Co., Ltd.                             43,380         173,956
Samsung SDI Co., Ltd.                                           9,640         730,364
Samsung Securities Co., Ltd.                                   22,545         546,403
Shinhan Financial Group Co., Ltd.                              24,920         259,735
Shinsegae Co., Ltd.                                               970         151,448
SK Telecom Co., Ltd.                                            7,270       1,241,591
Tong Yang Confectionery Corp.                                   7,990         493,648
                                                                          -----------
                                                                           12,447,069
                                                                          -----------
SINGAPORE  11.7%
CapitaLand Ltd.                                               693,000         488,042
Chartered Semiconductor Manufacturing (a)                     416,000         214,999
City Developments Ltd.                                        113,000         284,947
DBS Group Holdings Ltd.                                        95,661         559,596
Neptune Orient Lines Ltd. (a)                                 554,000         465,665
Oversea-Chinese Banking Corp., Ltd.                            98,000         556,581
Sembcorp Industries Ltd.                                      618,000         449,263
Singapore Airlines Ltd.                                       202,000       1,193,128
United Overseas Bank Ltd.                                      71,156         501,113

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
SINGAPORE (CONTINUED)
Venture Manufacturing Ltd.                                     48,800     $   446,219
Wing Tai Holdings Ltd.                                        791,000         332,438
                                                                          -----------
                                                                            5,491,991
                                                                          -----------
TAIWAN-REPUBLIC OF CHINA  17.7%
Ambit Microsystems Corp.                                       75,000         231,869
Asia Optical Co., Inc.                                         27,000         140,422
Capital Securities Corp.                                      529,000         164,309
Cathay Financial Holding Co., Ltd.                            387,000         472,988
Cheng Loong Corp.                                             173,000          45,487
Chinatrust Financial Holding Co.                              419,285         337,996
Compal Electronic, Inc.                                       158,000         211,823
CTCI Corp.                                                    228,000         147,564
Eva Airways Corp. (a)                                         591,528         211,931
Evergreen Marine Corp.                                        377,000         267,963
Fubon Financial Holding Co., Ltd.                             278,000         222,496
Hon Hai Precision Industry Co., Ltd.                          195,250         708,000
Largan Precision Co., Ltd.                                     29,200         175,487
Nan Ya Plastics Corp.                                         270,000         292,546
Phoenixtec Power Co., Ltd.                                    188,000         158,070
Polaris Securities Co., Ltd (a)                               696,000         333,823
Premier Image Technology Corp.                                294,000         454,464
Quanta Computer, Inc.                                         187,712         387,790
Quanta Storage, Inc.                                           30,000         214,967
Siliconware Precision Industries Co. (a)                      524,752         333,561
Taishin Financial Holdings Co., Ltd.                          510,000         265,241
Taiwan Semiconductor Manufacturing Co., Ltd. (a)            1,144,413       1,884,760
Yang Ming Marine Transport (a)                                264,000         175,441
Yuanta Core Pacific Securities Co.                            423,000         221,216
Zyxel Communications Corp.                                    151,000         283,589
                                                                          -----------
                                                                            8,343,803
                                                                          -----------
THAILAND  5.3%
Bangkok Bank Public Co., Ltd. (a)                             386,300         619,806
Bangkok Bank Public Co., Ltd.- NVDR (a)                        35,400          47,122
Italian-Thai Development Public Co., Ltd. (a)                 171,200         136,325
Kasikornbank Public Co., Ltd. (a)                             285,400         266,269
Kasikornbank Public Co., Ltd.- NVDR (a)                       168,800         136,420
Land & House Co., Ltd.                                      1,064,500         240,379
Siam Cement Public Co., Ltd.                                   79,500         317,471
Siam Cement Public Co., Ltd.- NVDR                             71,500         254,932
Siam City Cement Public Co., Ltd.                              47,133         239,754
Siam Commercial Bank Public Co., Ltd. (a)                     286,100         244,821
                                                                          -----------
                                                                            2,503,299
                                                                          -----------

TOTAL COMMON STOCKS  98.6%                                                 46,492,859
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
PREFERRED STOCKS  1.9%
REPUBLIC OF KOREA  1.9%
Daishin Securities Co., Ltd.                                   27,200     $   193,554
Hyundai Motor Co., Ltd.                                        21,400         276,794
Samsung Electronics Co., Ltd.                                   2,860         408,229
                                                                          -----------

TOTAL PREFERRED STOCKS                                                        878,577
                                                                          -----------

TOTAL INVESTMENTS  100.5%
  (Cost $35,253,094)                                                       47,371,436

FOREIGN CURRENCY  0.4%
  (Cost $190,104)                                                             189,355

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)                                (421,025)
                                                                          -----------

NET ASSETS  100.0%                                                        $47,139,766
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

GDR--Global Depositary Receipt
NVDR--Non-Voting Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $35,253,094)                                            $ 47,371,436
Foreign Currency (Cost $190,104)                                                     189,355
Receivables:
  Investments Sold                                                                   203,430
  Dividends                                                                           72,372
  Fund Shares Sold                                                                     5,576
  Expense Reimbursement from Adviser                                                   5,025
Other Assets                                                                          46,632
                                                                                ------------
     Total Assets                                                                 47,893,826
                                                                                ------------
LIABILITIES:
Payables:
  Custodian Bank                                                                     156,552
  Investments Purchased                                                               94,825
  Fund Shares Repurchased                                                             84,917
  Distributor and Affiliates                                                          80,678
Accrued Expenses                                                                     282,665
Directors' Deferred Compensation and Retirement Plans                                 54,423
                                                                                ------------
     Total Liabilities                                                               754,060
                                                                                ------------
NET ASSETS                                                                      $ 47,139,766
                                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000.000 shares authorized)     $155,122,974
Net Unrealized Appreciation                                                       12,110,948
Accumulated Net Investment Loss                                                     (275,449)
Accumulated Net Realized Loss                                                   (119,818,707)
                                                                                ------------
NET ASSETS                                                                      $ 47,139,766
                                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $24,992,389 and 3,336,519 shares of beneficial interest issued
     and outstanding)                                                           $       7.49
     Maximum sales charge (5.75% of offering price)                                      .46
                                                                                ------------
     Maximum offering price to public                                           $       7.95
                                                                                ============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $11,101,249 and 1,580,155 shares of beneficial interest issued
     and outstanding)                                                           $       7.03
                                                                                ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $11,046,128 and 1,578,322 shares of beneficial interest issued
     and outstanding)                                                           $       7.00
                                                                                ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $188,974)                        $ 1,196,348
Interest (Net of foreign withholding taxes of $24)                                   33,467
                                                                                -----------
     Total Income                                                                 1,229,815
                                                                                -----------
EXPENSES:
Investment Advisory Fee                                                             550,955
Custody                                                                             405,826
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $75,717, $134,118 and $113,730, respectively)                                     323,565
Shareholder Services                                                                191,288
Administrative Fee                                                                   99,762
Country Tax Expense                                                                  95,817
Shareholder Reports                                                                  75,653
Legal                                                                                20,532
Directors' Fees and Related Expenses                                                 13,877
Other                                                                               120,087
                                                                                -----------
     Total Expenses                                                               1,897,362
     Expense Reduction ($464,447 Investment Advisory Fee
     and $100,975 Other)                                                            565,422
     Less Credits Earned on Cash Balances                                             4,121
                                                                                -----------
     Net Expenses                                                                 1,327,819
                                                                                -----------
NET INVESTMENT LOSS                                                             $   (98,004)
                                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                   $(4,860,576)
  Foreign Currency Transactions                                                    (331,167)
                                                                                -----------
Net Realized Loss                                                                (5,191,743)
                                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                        13,269,144
                                                                                -----------
  End of the Period:
     Investments                                                                 12,118,342
     Foreign Currency Translation                                                    (7,394)
                                                                                -----------
                                                                                 12,110,948
                                                                                -----------
Net Unrealized Depreciation During the Period                                    (1,158,196)
                                                                                -----------
NET REALIZED AND UNREALIZED LOSS                                                $(6,349,939)
                                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                      $(6,447,943)
                                                                                ===========

See Notes to Financial Statements

Statement of Changes in Net Assets

                                                                 YEAR ENDED       YEAR ENDED
                                                               JUNE 30, 2003    JUNE 30, 2002
                                                               ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                            $     (98,004)   $    (372,597)
Net Realized Loss                                                 (5,191,743)      (2,149,334)
Net Unrealized Appreciation/Depreciation During the Period        (1,158,196)       7,806,522
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES               (6,447,943)       5,284,591
                                                               -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                        215,057,058      246,142,484
Cost of Shares Repurchased                                      (231,043,948)    (269,325,394)
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS               (15,986,890)     (23,182,910)
                                                               -------------    -------------
TOTAL DECREASE IN NET ASSETS                                     (22,434,833)     (17,898,319)
NET ASSETS:
Beginning of the Period                                           69,574,599       87,472,918
                                                               -------------    -------------
End of the Period (Including accumulated net investment
  loss of $275,449 and $142,707, respectively)                 $  47,139,766    $  69,574,599
                                                               =============    =============

                                               See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                   YEAR ENDED JUNE 30,
                                                 ----------------------------------------------------
                                                 2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                     $  8.38     $ 7.92    $ 13.06    $ 11.48     $  6.53
                                                 -------     ------    -------    -------     -------
  Net Investment Income/Loss                         .01       (.01)      (.05)      (.08)        .02
  Net Realized and Unrealized Gain/Loss             (.90)       .47      (5.09)      1.66        4.93
                                                 -------     ------    -------    -------     -------
Total from Investment Operations                    (.89)       .46      (5.14)      1.58        4.95
                                                 -------     ------    -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD               $  7.49     $ 8.38    $  7.92    $ 13.06     $ 11.48
                                                 =======     ======    =======    =======     =======

Total Return* (b)                                -10.62%      5.54%    -39.11%     13.49%      75.69%
Net Assets at End of the Period
  (In millions)                                  $  25.0     $ 36.3    $  48.6    $  76.3     $  88.8
Ratio of Expenses to Average
  Net Assets* (c)                                  2.08%      2.03%      2.02%      1.92%       1.95%
Ratio of Net Investment Income/Loss
  to Average Net Assets*                            .13%      (.13%)     (.50%)     (.66%)       .28%
Portfolio Turnover                                  174%       128%       125%       108%        138%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets (c)    3.11%      2.38%      2.13%      2.02%       2.03%
    Ratio of Net Investment Income/Loss to
    Average Net Assets                             (.90%)     (.48%)     (.61%)     (.76%)       .20%
    Ratio of Expenses to Average Net Assets
    Excluding Country Tax Expense and
    Interest Expense (c)                           1.91%      1.90%      1.90%      1.90%       1.90%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction in expenses, the ratio would decrease by .01% for the year ended June 30, 2003.

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                     YEAR ENDED JUNE 30,
                                                 ----------------------------------------------------
                                                 2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                     $  7.91     $ 7.52    $ 12.43    $ 11.01     $  6.31
                                                 -------     ------    -------    -------     -------
  Net Investment Loss                               (.04)      (.07)      (.12)      (.17)       (.03)
  Net Realized and Unrealized Gain/Loss             (.84)       .46      (4.79)      1.59        4.73
                                                 -------     ------    -------    -------     -------
Total from Investment Operations                    (.88)       .39      (4.91)      1.42        4.70
                                                 -------     ------    -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD               $  7.03     $ 7.91    $  7.52    $ 12.43     $ 11.01
                                                 =======     ======    =======    =======     =======

Total Return* (b)                                -11.13%      5.19%    -39.45%     12.81%      74.48%
Net Assets at End of the Period (In millions)    $  11.1     $ 18.7    $  21.6    $  45.8     $  42.9
Ratio of Expenses to Average
  Net Assets* (c)                                  2.83%      2.77%      2.77%      2.67%       2.70%
Ratio of Net Investment Loss to Average
  Net Assets*                                      (.58%)     (.94%)    (1.30%)    (1.42%)      (.44%)
Portfolio Turnover                                  174%       128%       125%       108%        138%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets (c)                                 3.86%      3.13%      2.92%      2.77%       2.78%
    Ratio of Net Investment Loss to Average
    Net Assets                                    (1.61%)    (1.30%)    (1.45%)    (1.52%)      (.52%)
    Ratio of Expenses to Average
    Net Assets Excluding Country Tax
    Expense and Interest Expense (c)               2.66%      2.65%      2.65%      2.65%       2.65%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction in expenses, the ratio would decrease by .01% for the year ended June 30, 2003.

                                               See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                     YEAR ENDED JUNE 30,
                                                 ----------------------------------------------------
                                                 2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                     $  7.89     $ 7.50    $ 12.39    $ 10.97     $  6.29
                                                 -------     ------    -------    -------     -------
   Net Investment Loss                              (.04)      (.07)      (.12)      (.17)       (.04)
   Net Realized and Unrealized Gain/Loss            (.85)       .46      (4.77)      1.59        4.72
                                                 -------     ------    -------    -------     -------
Total from Investment Operations                    (.89)       .39      (4.89)      1.42        4.68
                                                 -------     ------    -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD               $  7.00     $ 7.89    $  7.50    $ 12.39     $ 10.97
                                                 =======     ======    =======    =======     =======

Total Return* (b)                                -11.28%      5.20%    -39.37%     12.76%      74.13%
Net Assets at End of the Period
  (In millions)                                  $  11.0     $ 14.6    $  17.3    $  38.9     $  40.7
Ratio of Expenses to Average
  Net Assets* (c)                                  2.84%      2.77%      2.77%      2.67%       2.70%
Ratio of Net Investment Loss to Average
  Net Assets*                                      (.52%)     (.94%)    (1.31%)    (1.43%)      (.48%)
Portfolio Turnover                                  174%       128%       125%       108%        138%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets (c)                                 3.87%      3.13%      2.92%      2.77%       2.78%
    Ratio of Net Investment Loss to
    Average Net Assets                            (1.55%)    (1.30%)    (1.46%)    (1.53%)      (.56%)
    Ratio of Expenses to Average
    Net Assets Excluding Country Tax
    Expense and Interest Expense (c)               2.66%      2.65%      2.65%      2.65%       2.65%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction in expenses, the ratio would decrease by .01% for the year ended June 30, 2003.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Asian Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $113,612,329, which will expire between June 30, 2006 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                $39,046,388
                                                                    ===========
Gross tax unrealized appreciation                                   $ 9,279,274
Gross tax unrealized depreciation                                      (954,226)
                                                                    -----------
Net tax unrealized appreciation on investments                      $ 8,325,048
                                                                    ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences related to net realized losses on foreign currency transactions totaling $331,167 have been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference relating to a current year net operating loss totaling $294,044 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference relating to the Fund's investment in other regulated investment

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

companies totaling $2,385 was reclassified from accumulated net realized loss to accumulated undistributed net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

G. EXPENSE REDUCTION During the year ended June 30, 2003, the Fund's custody fee was reduced by $4,121 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                       1.00%
Next $500 million                                                        0.95%
Over $1 billion                                                          0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $464,447 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $17,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser also provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $4,700 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $109,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency, and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $100,975 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statements of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $31,754 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $72,598.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $63,408,995, $42,463,987 and $49,249,992 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                       SHARES          VALUE
Sales:
   Class A                                           30,091,744   $ 212,584,795
   Class B                                              177,292       1,224,984
   Class C                                              178,940       1,247,279
                                                    -----------   -------------
Total Sales                                          30,447,976   $ 215,057,058
                                                    ===========   =============
Repurchases:
   Class A                                          (31,087,077)  $(221,697,524)
   Class B                                             (961,248)     (6,352,353)
   Class C                                             (447,944)     (2,994,071)
                                                    -----------   -------------
Total Repurchases                                   (32,496,269)  $(231,043,948)
                                                    ===========   =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $72,683,571, $47,662,881 and
$51,057,456 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES         VALUE
Sales:
   Class A                                           31,776,794   $ 236,619,844
   Class B                                              170,904       1,327,815
   Class C                                            1,120,918       8,194,825
                                                    -----------   -------------
Total Sales                                          33,068,616   $ 246,142,484
                                                    ===========   =============

Repurchases:
   Class A                                          (33,583,855)  $(252,691,321)
   Class B                                             (673,012)     (4,970,699)
   Class C                                           (1,576,717)    (11,663,374)
                                                    -----------   -------------
Total Repurchases                                   (35,833,584)  $(269,325,394)
                                                    ===========   =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 272,964 and 5,840 Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                           CONTINGENT DEFERRED
                                                            SALES CHARGE AS A
                                                          PERCENTAGE OF DOLLAR
                                                            AMOUNT SUBJECT TO
                                                                  CHARGE
                                                         -----------------------
YEAR OF REDEMPTION                                        CLASS B        CLASS C
First                                                      5.00%          1.00%
Second                                                     4.00%           None
Third                                                      3.00%           None
Fourth                                                     2.50%           None
Fifth                                                      1.50%           None
Thereafter                                                  None           None

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $8,200 and CDSC on redeemed shares of approximately $33,400. Sales charges do not represent expenses of the Fund.

     On February 20, 2003, the Directors of the Van Kampen Asian Equity Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Emerging Markets Fund ("Acquiring Fund"). The Directors of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $91,894,948 and $103,907,043, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $107,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $19,300. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,331,300 and $1,879,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
COMMON STOCKS 94.0%
BERMUDA 0.3%
TPV Technology Ltd......................................................     977,000    $   338,475
                                                                                        -----------
BRAZIL 6.7%
Aracruz Celulose SA--ADR................................................       7,800        164,268
Banco Bradesco SA--ADR..................................................      11,588        216,464
Banco Itau SA--ADR......................................................      17,916        607,352
Companhia de Bebidas das Americas--ADR..................................      57,151      1,163,023
Companhia Energetica de Minas Gerais--ADR...............................      10,500         96,915
Companhia Siderurgica  Nacional SA--ADR.................................      10,900        270,429
Companhia Vale do Rio Doce--ADR.........................................      34,497        957,292
Companhia Vale do Rio Doce--ADR.........................................       3,190         94,615
Lojas Arapua SA, 144A--Private Placement--GDR (a)(b)(c).................      14,225              0
Petroleo Brasileiro SA--ADR.............................................      52,984        940,996
Petroleo Brasileiro SA--ADR.............................................      70,106      1,385,295
Tele Norte Leste Participacoes SA--ADR..................................      23,300        272,144
Votorantim Celulose e Papel SA--ADR.....................................       9,500        183,730
                                                                                        -----------
                                                                                          6,352,523
                                                                                        -----------
CHINA 1.4%
Byd Co., Ltd............................................................     139,500        312,161
China Oilfield Services Ltd.............................................     840,000        188,506
China Shipping Development Co...........................................     834,000        299,456
Huaneng Power International, Inc. Class H...............................     502,000        572,931
                                                                                        -----------
                                                                                          1,373,054
                                                                                        -----------
CZECH REPUBLIC 0.4%
Cesky Telecom AS........................................................      27,980        291,346
Komercni Banka AS.......................................................       1,000         72,040
Komercni Banka AS--GDR..................................................         600         14,400
                                                                                        -----------
                                                                                            377,786
                                                                                        -----------
EGYPT 1.0%
Commercial International Bank...........................................      23,364        142,753
MobiNil--Egyptian Mobile Services.......................................      28,564        254,711
Orascom Construction Industries.........................................      18,079        144,794
Orascom Construction Industries SA--GDR.................................      23,082        369,312
                                                                                        -----------
                                                                                            911,570
                                                                                        -----------
HONG KONG 1.9%
CNOOC Ltd...............................................................   1,023,000      1,495,509
Denway Motors Ltd.......................................................     626,000        284,978
                                                                                        -----------
                                                                                          1,780,487
                                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
HUNGARY 0.5%
Magyar Tavkozlesi Rt. (Matav)...........................................      44,922    $   153,780
Magyar Tavkozlesi Rt. (Matav)--ADR......................................       6,368        109,530
OTP Bank Rt.............................................................      19,145        185,128
OTP Bank Rt.--GDR.......................................................         704         13,552
                                                                                        -----------
                                                                                            461,990
                                                                                        -----------
INDIA 5.2%
Bharat Heavy Electricals Ltd............................................      62,038        359,981
Colgate-Palmolive (India) Ltd...........................................      53,879        159,835
Container Corp. of India Ltd............................................      25,500        189,393
Glaxosmithkline Phamaceutical Ltd.......................................      11,000         84,986
Gujarat Ambuja Cements Ltd..............................................      47,622        210,831
Hero Honda Motors Ltd. (a)..............................................      39,080        213,486
Hindalco Industries Ltd.................................................      10,500        168,759
Hindustan Lever Ltd.....................................................      54,490        209,789
India-Info.com, Private Co., Ltd. (b)...................................      47,630              0
Infosys Technologies Ltd. (a)...........................................       3,200        225,405
ITC Ltd.................................................................      17,000        281,078
Mahanagar Telephone Nigam Ltd...........................................      70,750        173,173
Morgan Stanley Growth Fund (a) (e)......................................   2,195,167        473,607
Oil & Natural Gas Corp., Ltd............................................      36,500        380,198
Ranbaxy Laboratories Ltd................................................      19,020        322,068
Reliance Industries Ltd.................................................      11,250         78,786
Reliance Industries Ltd., 144A--Private Placement--GDR (c)..............      10,000        145,500
State Bank of India Ltd. (a) (b)........................................      73,700        639,417
Steel Authority of India (a)............................................     519,163        193,440
Tata Engineering & Locomotive...........................................      66,000        281,443
Tata Iron & Steel Co., Ltd. (a).........................................      42,000        153,275
                                                                                        -----------
                                                                                          4,944,450
                                                                                        -----------
INDONESIA 3.6%
PT Astra International Tbk (a)..........................................   2,950,192      1,278,416
PT Bank Central Asia Tbk (a)............................................   1,019,000        355,106
PT Bank Mandiri Tbk (a) (d).............................................     961,000         78,627
PT Hanjya Mandala Sampoerna Tbk.........................................     577,000        290,248
PT Ramayana Lestari Santosa Tbk.........................................   1,077,500        421,205
PT Telekomunikasi Tbk...................................................   1,729,000        969,288
                                                                                        -----------
                                                                                          3,392,890
                                                                                        -----------
ISRAEL 2.0%
Bank Hapoalim Ltd.......................................................     177,100        375,902
Bank Leumi Le-Israel (a)................................................     122,300        195,963
Check Point Software Technologies Ltd. (a)..............................      60,615      1,185,023
ECI Telecom Ltd. (a)....................................................      49,481        145,474
Elbit Systems Ltd.......................................................           1             19
                                                                                        -----------
                                                                                          1,902,381
                                                                                        -----------
JORDAN 0.0%
Arab Bank Plc...........................................................         180         54,711
                                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
LUXEMBOURG 0.2%
Tenaris SA--ADR (a)......................................................      7,800    $   198,900
                                                                                        -----------
MALAYSIA 3.0%
Commerce Asset Holdings Bhd. (b).........................................    241,000        219,437
Gamuda Bhd...............................................................    372,000        602,053
Magnum Corp., Bhd........................................................    559,000        392,771
Malayan Banking Bhd......................................................    356,000        805,684
Perusahaan Otomobil Nasional Bhd.........................................     84,500        180,118
Resorts World Bhd........................................................    101,000        260,474
S P Setia Bhd............................................................    341,999        257,399
YTL Corp., Bhd...........................................................    193,000        203,158
                                                                                        -----------
                                                                                          2,921,094
                                                                                        -----------
MEXICO 7.2%
America Movil SA de CV, Class L--ADR.....................................    104,705      1,963,219
Coca-Cola Femsa SA--ADR..................................................      5,700        122,550
Fomento Economico Mexicano SA de CV......................................     38,361        157,857
Fomento Economico Mexicano SA de CV, Class B--ADR........................      9,067        373,560
Grupo Aeroportuario de Sureste SA de CV, Class B--ADR (a)................     18,560        271,533
Grupo Financiero BBVA Bancomer SA de CV--ADR (a).........................      4,000         67,766
Grupo Financiero BBVA Bancomer SA de CV, Class B--ADR (a)................    817,406        690,722
Telefonos de Mexico SA de CV--ADR........................................     59,381      1,865,751
Wal-Mart de Mexico SA de CV--ADR.........................................    245,328        723,341
Wal-Mart de Mexico SA de CV, Class C.....................................     91,189        245,218
Wal-Mart de Mexico SA de CV, Class V--ADR................................     12,480        368,868
                                                                                        -----------
                                                                                          6,850,385
                                                                                        -----------
POLAND 1.0%
Bank Pekao SA............................................................     35,303        915,384
Bank Pekao SA--GDR.......................................................        294          7,409
                                                                                        -----------
                                                                                            922,793
                                                                                        -----------
REPUBLIC OF KOREA 16.8%
CJ Home Shopping.........................................................     10,795        560,310
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)...................     15,250        128,945
Daewoo Shipbuilding & Marine Engineering Co., Ltd., 144A--
   Private Placement--GDR (c)............................................     23,400        388,440
Daishin Securities Co., Ltd..............................................     43,120        747,245
Good Morning Shinhan Securities Co., Ltd.................................     41,750        185,245
Hyundai Department Store Co., Ltd........................................     23,350        519,975
Hyundai Mobis............................................................     32,260        827,768
LG Electronics, Inc......................................................     23,759        990,538
LG Household & Health Care Ltd...........................................     16,170        417,618
Pantech Co., Ltd.........................................................     13,800        129,971
POSCO....................................................................      4,036        418,974
Samsung Electronics Co., Ltd.............................................     19,831      5,893,684
Samsung Heavy Industries Co., Ltd........................................     78,550        314,989

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
REPUBLIC OF KOREA  (CONTINUED)
Samsung SDI Co., Ltd.......................................................   14,110    $ 1,069,029
Samsung Securities Co., Ltd................................................   21,645        524,590
Shinhan Financial Group Co., Ltd. (a)......................................   37,630        392,209
Shinsegae Co., Ltd. (a)....................................................    1,000        156,132
SK Telecom Co., Ltd........................................................   11,160      1,905,936
Tong Yang Confectionery Corp...............................................    6,350        392,323
                                                                                        -----------
                                                                                         15,963,921
                                                                                        -----------
RUSSIA 8.8%
AO VimpelCom--ADR (a)......................................................    7,300        339,012
Gazprom--ADR...............................................................   80,000      1,504,000
LUKOIL--ADR................................................................   20,686      1,634,194
MMC Norilsk Nickel--ADR (a)................................................   14,800        506,160
Mobile Telesystems--ADR....................................................   14,500        855,500
Mobile Telesystems, 144A--Private Placement--GDR (c).......................    8,700        507,906
RAO Unified Energy Systems--GDR............................................   29,600        783,512
Surgutneftegaz--ADR........................................................    7,808        198,323
Surgutneftegaz--ADR........................................................   38,250        799,425
YUKOS--ADR.................................................................   21,623      1,210,888
                                                                                        -----------
                                                                                          8,338,920
                                                                                        -----------
SOUTH AFRICA 10.0%
ABSA Group Ltd.............................................................   41,300        193,892
AngloGold  Ltd.............................................................    9,300        294,469
AngloGold Ltd.--ADR........................................................   14,796        471,992
Bidvest Group Ltd..........................................................   53,950        309,933
FirstRand Ltd..............................................................  887,860        906,246
Gold Fields Ltd............................................................   78,900        944,165
Gold Fields Ltd.--ADR......................................................    4,600         56,028
Harmony Gold Mining Co., Ltd...............................................   25,500        335,571
Harmony Gold Mining Co., Ltd.--ADR.........................................   13,000        175,110
Impala Platinum Holdings Ltd...............................................   10,315        614,628
Liberty Group Ltd..........................................................   14,630         98,901
Metro Cash and Carry, Ltd..................................................  446,505        137,799
MTN Group Ltd. (a).........................................................  351,410        764,323
Naspers, Ltd...............................................................   49,200        170,902
Nedcor Ltd.................................................................   32,900        393,393
Sanlam Ltd.................................................................  373,960        349,729
Sappi Ltd..................................................................   29,240        352,755
Sappi Ltd.--ADR............................................................    5,020         61,997
Sasol Ltd..................................................................  118,202      1,319,409
Standard Bank Investment Corp., Ltd........................................  304,567      1,334,642
Telkom South Africa, Ltd. (a)..............................................   35,700        184,820
Telkom South Africa, Ltd.--ADR (a).........................................    4,200         87,360
                                                                                        -----------
                                                                                          9,558,064
                                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
TAIWAN--REPUBLIC OF CHINA 12.9%
Ambit Microsystems Corp.................................................      82,000    $   253,511
ASE Test Ltd. (a).......................................................      43,400        238,700
Asia Optical Co., Inc...................................................      55,000        286,044
Asustek Computer, Inc...................................................           1              2
Capital Securities Corp.................................................     720,000        223,635
Cathay Financial Holding Co., Ltd.......................................     493,000        602,540
Cheng Loong Corp........................................................     360,000         94,655
Chinatrust Financial Holding Co. (a)....................................     906,785        730,982
Compal Electronic, Inc..................................................     146,000        195,735
CTCI Corp...............................................................     306,000        198,047
Eva Airways Corp........................................................   1,116,728        400,099
Evergreen Marine Corp...................................................     512,000        363,918
Far Eastern Textile Ltd.................................................           1              0
Fubon Financial Holding Co., Ltd........................................     556,001        444,994
Hon Hai Precision Industry Co., Ltd.....................................     280,050      1,015,495
Largan Precision Co., Ltd...............................................      48,100        289,072
Nan Ya Plastics Corp....................................................     368,000        398,729
Phoenixtec Power Co., Ltd...............................................     338,000        284,189
Polaris Securities Co., Ltd.............................................   1,111,000        532,869
Premier Image Technology Corp...........................................     303,000        468,376
Quanta Computer, Inc....................................................     284,938        588,647
Quanta Storage, Inc.....................................................      53,000        379,775
Siliconware Precision Industries Co. (a)................................     655,521        416,685
Taishin Financial Holdings Co., Ltd.....................................     811,000        421,786
Taiwan Semiconductor Manufacturing Co., Ltd. (a)........................   1,697,432      2,795,540
Yang Ming Marine Transport (a)..........................................     365,000        242,560
Yuanta Core Pacific Securities Co.......................................     541,000        282,927
Zyxel Communications Corp...............................................      71,000        133,343
                                                                                        -----------
                                                                                         12,282,855
                                                                                        -----------
THAILAND 3.6%
Bangkok Bank Public Co., Ltd. (a).......................................     525,400        842,988
Bangkok Bank Public Co., Ltd.--NVDR (a).................................      69,300         92,246
BEC World Public Co., Ltd...............................................      14,500         82,719
Italian-Thai Development Public Co., Ltd. (a)...........................     172,400        137,281
Kasikornbank Public Co., Ltd. (a).......................................     520,100        485,237
Kasikornbank Public Co., Ltd.--NVDR (a).................................     344,500        278,417
Land & House Co., Ltd...................................................   1,848,100        417,327
Siam Cement Public Co., Ltd.--NVDR (a)..................................     223,100        795,460
Siam Commercial Bank Public Co., Ltd. (a)...............................     323,200        276,568
                                                                                        -----------
                                                                                          3,408,243
                                                                                        -----------
TURKEY 1.6%
Akbank TAS (a)..........................................................  38,439,763        113,815
Akcansa Cimento SA......................................................  65,534,300        168,629
Arcelik (a).............................................................  62,998,600        219,840

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
TURKEY  (CONTINUED)
Enka Insaat ve Sanayi AS (a)..........................................     7,945,137    $   273,053
Tofas Turk Otomobil Fabrikasi AS......................................    84,838,658         98,685
Tupras - Turkiye Petrol Rafinerileri AS...............................    45,423,000        299,404
Turkcell Iletisim Hizmet AS (a).......................................    29,585,000        198,137
Turkiye Is Bankasi, Class C (a).......................................    44,046,000        139,730
                                                                                        -----------
                                                                                          1,511,293
                                                                                        -----------
UNITED KINGDOM 5.6%
Anglo American Plc....................................................       147,261      2,251,522
Anglo American Plc....................................................       149,063      2,307,937
Old Mutual Plc........................................................       554,558        802,051
Old Mutual Plc........................................................         2,270          3,351
                                                                                        -----------
                                                                                          5,364,861
                                                                                        -----------
VENEZUELA 0.3%
Compania Anonima Nacional Telefonos de Venezuela--ADR.................        21,226        265,113
                                                                                        -----------

TOTAL COMMON STOCKS 94.0%.............................................                   89,476,759
                                                                                        -----------

PREFERRED STOCKS 1.7%
BRAZIL 0.5%
Banco Itau Holding Financeira SA......................................     2,017,000        134,387
Banco Nacional SA (a) (b).............................................    11,156,000              0
Companhia Energetica de Minas Gerais..................................     6,134,000         56,524
Lojas Arupau SA, 144A--Private Placement--GDR (a) (b) (c).............    12,437,000              0
Petroleo Brasileiro SA................................................         4,835         86,064
Tele Norte Leste Participacoes SA.....................................    15,281,000        176,884
                                                                                        -----------
                                                                                            453,859
                                                                                        -----------
REPUBLIC OF KOREA 1.2%
Hyundai Motor Co., Ltd................................................        21,730        281,062
Samsung Electronics Co., Ltd..........................................         6,010        857,853
                                                                                        -----------
                                                                                          1,138,915
                                                                                        -----------

TOTAL PREFERRED STOCKS................................................                    1,592,774
                                                                                        -----------

CORPORATE BOND 0.0%
Hindustan Lever Ltd. ($54,490 par, 0.09% coupon, 01/18/04 maturity)...                           71
                                                                                        -----------

CONVERTIBLE CORPORATE OBLIGATION 1.6%
Mustcom Ltd. ($8,129,780 par, 1.00% coupon, 09/01/20 maturity) (b)....                    1,497,587
                                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                            MARKET
DESCRIPTION                                                                  VALUE
TOTAL LONG-TERM INVESTMENTS  97.3%
   (Cost $76,295,928)..................................................   $92,567,191

REPURCHASE AGREEMENT  2.8%
State Street Bank & Trust Co. ($2,676,000 par collateralized by
   U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $2,676,048)
   (Cost $2,676,000)...................................................     2,676,000
                                                                          -----------

TOTAL INVESTMENTS  100.1%
   (Cost $78,971,928)..................................................    95,243,191

FOREIGN CURRENCY  1.0%
   (Cost $928,000).....................................................       937,398

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)..........................    (1,015,754)
                                                                          -----------

NET ASSETS  100.0%.....................................................   $95,164,835
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

NVDR--Non-Voting Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $78,971,928)..................................   $ 95,243,191
Foreign Currency (Cost $928,000)......................................        937,398
Cash..................................................................            917
Receivables:
   Investments Sold...................................................      1,023,221
   Dividends..........................................................        247,399
   Fund Shares Sold...................................................         48,290
Other.................................................................         43,408
                                                                         ------------
     Total Assets.....................................................     97,543,824
                                                                         ------------
LIABILITIES:
Payables:
   Investments Purchased..............................................      1,137,203
   Fund Shares Repurchased............................................        630,819
   Distributor and Affiliates.........................................        192,276
   Investment Advisory Fee............................................         44,015
Accrued Expenses......................................................        319,813
Directors' Deferred Compensation and Retirement Plans.................         54,863
                                                                         ------------
     Total Liabilities................................................      2,378,989
                                                                         ------------
NET ASSETS............................................................   $ 95,164,835
                                                                         ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized).................................................   $175,397,592
Net Unrealized Appreciation...........................................     16,282,996
Accumulated Undistributed Net Investment Income.......................       (227,619)
Accumulated Net Realized Loss.........................................    (96,288,134)
                                                                         ------------
NET ASSETS............................................................   $ 95,164,835
                                                                         ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of $53,262,669 and 6,154,697 shares of beneficial interest
     issued and outstanding)..........................................   $       8.65
     Maximum sales charge (5.75%* of offering price)..................            .53
                                                                         ------------
     Maximum offering price to public.................................   $       9.18
                                                                         ============
   Class B Shares:
     Net asset value and offering price per share  (Based on net assets of $27,975,238 and 3,432,519 shares of beneficial interest
     issued and outstanding)..........................................   $       8.15
                                                                         ============
   Class C Shares:
     Net asset value and offering price per share  (Based on net assets of $13,926,928 and 1,702,643 shares of beneficial interest
     issued and outstanding)..........................................   $       8.18
                                                                         ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $294,729)..............    $ 2,301,358
Interest (Net of foreign withholding taxes of $17)....................         44,836
Other.................................................................          6,815
                                                                          -----------
     Total Income.....................................................      2,353,009
                                                                          -----------
EXPENSES:
Investment Advisory Fee...............................................      1,275,376
Distribution (12b-1) and Service Fees (Attributed to Classes
   A, B and C of $149,191, $285,200 and $138,336, respectively).......        572,727
Custody...............................................................        431,783
Shareholder Services..................................................        287,980
Administrative Fee....................................................        179,111
Country Tax...........................................................        139,519
Legal.................................................................         25,591
Directors' Fees and Related Expenses..................................         14,966
Other.................................................................        263,265
                                                                          -----------
     Total Expenses...................................................      3,190,318
     Expense Reduction ($376,057 Investment Advisory Fee and
        $166,402 Other)...............................................        542,459
     Less Credits Earned on Cash Balances.............................          1,376
                                                                          -----------
     Net Expenses.....................................................      2,646,483
                                                                          -----------
NET INVESTMENT LOSS...................................................    $  (293,474)
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments........................................................    $(7,549,484)
   Foreign Currency Transactions......................................       (332,743)
                                                                          -----------
Net Realized Loss.....................................................     (7,882,227)
                                                                          -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period............................................      9,312,909
                                                                          -----------
   End of the Period:
     Investments......................................................     16,271,263
     Foreign Currency Translation.....................................         11,733
                                                                          -----------
                                                                           16,282,996
                                                                          -----------
Net Unrealized Appreciation During the Period.........................      6,970,087
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS......................................    $  (912,140)
                                                                          ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS............................    $(1,205,614)
                                                                          ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets

                                                                           YEAR ENDED      YEAR ENDED
                                                                          JUNE 30, 2003   JUNE 30, 2002
                                                                        ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................................     $     (293,474)  $     (578,543)
Net Realized Loss...................................................         (7,882,227)     (19,577,193)
Net Unrealized Appreciation During the Period.......................          6,970,087       22,798,704
                                                                         --------------   --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.................         (1,205,614)       2,642,968
                                                                         --------------   --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................................        169,048,862      175,189,824
Cost of Shares Repurchased..........................................       (200,165,500)    (196,666,567)
                                                                         --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..................        (31,116,638)     (21,476,743)
                                                                         --------------   --------------
TOTAL DECREASE IN NET ASSETS........................................        (32,322,252)     (18,833,775)
NET ASSETS:
Beginning of the Period.............................................        127,487,087      146,320,862
                                                                         --------------   --------------
End of the Period (Including accumulated undistributed net
   investment income of $(227,619) and $(380,377),
   respectively)....................................................     $   95,164,835   $  127,487,087
                                                                         ==============   ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       YEAR ENDED JUNE 30,
                                                  ------------------------------------------------------------
CLASS A SHARES                                    2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................................    $   8.50     $   8.26     $  13.37     $   9.87     $   7.98
                                                  --------     --------     --------     --------     --------
  Net Investment Income/Loss..................         -0- (c)     (.01)        (.06)        (.18)         .03
  Net Realized and Unrealized Gain/Loss.......         .15          .25        (5.05)        3.68         1.86
                                                  --------     --------     --------     --------     --------
Total from Investment Operations..............         .15          .24        (5.11)        3.50         1.89
                                                  --------     --------     --------     --------     --------
Less:
  Return of Capital Distributions.............         -0-          -0-          -0-          -0-          -0- (c)
  Distributions from Net Realized Gain........         -0-          -0-          -0-          -0-          -0- (c)
                                                  --------     --------     --------     --------     --------
Total Distributions...........................         -0-          -0-          -0-          -0-          -0- (c)
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD............    $   8.65     $   8.50     $   8.26     $  13.37     $   9.87
                                                  ========     ========     ========     ========     ========

Total Return *(b).............................       1.65%        3.03%      -38.17%       35.36%       23.92%
Net Assets at End of the Period
  (In millions)...............................    $   53.3     $   75.1     $   90.8     $  106.2     $   63.3
Ratio of Expenses to Average Net Assets *.....       2.29%        2.22%        2.25%        2.20%        2.34%
Ratio of Net Investment Income/Loss to
  Average Net Assets *........................        .01%        (.17%)       (.68%)      (1.43%)        .44%
Portfolio Turnover............................         86%          94%          99%         102%         132%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets...       2.82%        2.47%        2.30%        2.25%        2.56%
    Ratio of Net Investment Income/Loss to
      Average Net Assets......................       (.52%)       (.42%)       (.73%)      (1.48%)        .22%
    Ratio of Expenses to Average Net Assets
      Excluding Country Tax Expense and
      Interest Expense........................       2.15%        2.15%        2.15%        2.15%        2.15%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       YEAR ENDED JUNE 30,
                                                  ------------------------------------------------------------
CLASS B SHARES                                    2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................................    $   8.07     $   7.88     $  12.83     $   9.55     $   7.78
                                                  --------     --------     --------     --------     --------
  Net Investment Loss.........................        (.05)        (.07)        (.14)        (.26)        (.02)
  Net Realized and Unrealized Gain/Loss.......         .13          .26        (4.81)        3.54         1.79
                                                  --------     --------     --------     --------     --------
Total from Investment Operations..............         .08          .19        (4.95)        3.28         1.77
                                                  --------     --------     --------     --------     --------
Less:
  Return of Capital Distributions.............         -0-          -0-          -0-          -0-          -0- (c)
  Distributions from Net Realized Gain........         -0-          -0-          -0-          -0-          -0- (c)
                                                  --------     --------     --------     --------     --------
Total Distributions...........................         -0-          -0-          -0-          -0-          -0- (c)
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD............    $   8.15     $   8.07     $   7.88     $  12.83     $   9.55
                                                  ========     ========     ========     ========     ========

Total Return *(b).............................       0.99%        2.41%      -38.58%       34.35%       22.99%
Net Assets at End of the Period
  (In millions)...............................    $   28.0     $   35.3     $   36.8     $   62.8     $   38.3
Ratio of Expenses to Average Net Assets *.....       3.04%        2.96%        3.00%        2.95%        3.09%
Ratio of Net Investment Loss to
  Average Net Assets *........................       (.71%)       (.91%)      (1.50%)      (2.21%)       (.29%)
Portfolio Turnover............................         86%          94%          99%         102%         132%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets...       3.57%        3.21%        3.10%        3.00%        3.31%
    Ratio of Net Investment Loss to
      Average Net Assets......................      (1.24%)      (1.16%)      (1.60%)      (2.26%)       (.51%)
    Ratio of Expenses to Average Net Assets
      Excluding Country Tax Expense and
      Interest Expense........................       2.90%        2.90%        2.90%        2.90%        2.90%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

See Notes to Financial Statements

Financial Statements
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES
                                                                       YEAR ENDED JUNE 30,
                                                  ------------------------------------------------------------
                                                  2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................................    $   8.10     $   7.90     $  12.87     $   9.57     $   7.79
                                                  --------     --------     --------     --------     --------
  Net Investment Loss.........................        (.05)        (.07)        (.15)        (.27)        (.02)
  Net Realized and Unrealized Gain/Loss.......         .13          .27        (4.82)        3.57         1.80
                                                  --------     --------     --------     --------     --------
Total from Investment Operations..............         .08          .20        (4.97)        3.30         1.78
                                                  --------     --------     --------     --------     --------
Less:
  Return of Capital Distributions.............         -0-          -0-          -0-          -0-          -0- (c)
  Distributions from Net Realized Gain........         -0-          -0-          -0-          -0-          -0- (c)
                                                  --------     --------     --------     --------     --------
Total Distributions...........................         -0-          -0-          -0-          -0-          -0- (c)
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD............    $   8.18     $   8.10     $   7.90     $  12.87     $   9.57
                                                  ========     ========     ========     ========     ========

Total Return *(b).............................       0.99%        2.53%      -38.57%       34.38%       23.09%
Net Assets at End of the Period
  (In millions)...............................    $   13.9     $   17.1     $   18.8     $   33.3     $   21.9
Ratio of Expenses to Average Net Assets *.....       3.04%        2.96%        3.00%        2.95%        3.09%
Ratio of Net Investment Loss to
  Average Net Assets *........................       (.71%)       (.91%)      (1.52%)      (2.24%)       (.32%)
Portfolio Turnover............................         86%          94%          99%         102%         132%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets...       3.57%        3.21%        3.10%        3.00%        3.31%
    Ratio of Net Investment Loss to
      Average Net Assets......................      (1.24%)      (1.16%)      (1.62%)      (2.29%)       (.54%)
    Ratio of Expenses to Average Net Assets
      Excluding Country Tax Expense and
      Interest Expense........................       2.90%        2.90%        2.90%        2.90%        2.90%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $86,842,115, which will expire between June 30, 2007 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes..................   $ 82,977,552
                                                         ============
Gross tax unrealized appreciation.....................   $ 21,030,096
Gross tax unrealized depreciation.....................     (8,764,457)
                                                         ------------
Net tax unrealized appreciation on investments........   $ 12,265,639
                                                         ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book to tax basis differences relating to expenses not deductible for tax purposes totaling $932 was reclassified from accumulated undistributed net investment income to capital. Permanent book to tax basis differences relating to currency losses totaling $332,743 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book to tax basis difference relating to net operating losses totaling $540,563 was reclassified from accumulated undistributed net investment income to capital. A permanent book to tax basis difference relating to a capital gain tax refund totaling $124,808 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book to tax basis difference relating to the sale of Passive Foreign Investment Company securities totaling $110,308 was reclassified from accumulated undistributed net investment income to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

accumulated net realized loss. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $2,364 was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $1,376 as a result of credits earned on cash balances.

H. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

   AVERAGE DAILY NET ASSETS                               % PER ANNUM
   First $500 million....................................    1.25%
   Next $500 million.....................................    1.20%
   Over $1 billion.......................................    1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2003, the Adviser waived $376,057 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $20,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense on the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate
J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $209,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $166,402 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee"

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

expense on the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense on the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $32,569 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $13,188.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $94,491,116, $51,437,338 and $29,469,138 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                        SHARES        VALUE
Sales:
   Class A........................................    20,479,388   $ 164,675,119
   Class B........................................       392,700       2,909,298
   Class C........................................       202,114       1,464,445
                                                     -----------   -------------
Total Sales.......................................    21,074,202   $ 169,048,862
                                                     ===========   =============
Repurchases:
   Class A........................................   (23,155,360)  $(185,988,970)
   Class B........................................    (1,339,937)     (9,753,266)
   Class C........................................      (605,880)     (4,423,264)
                                                     -----------   -------------
Total Repurchases.................................   (25,101,177)  $(200,165,500)
                                                     ===========   =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $116,108,036, $58,440,487 and
$32,507,202 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                        SHARES        VALUE
Sales:
   Class A........................................    20,126,512   $ 158,835,673
   Class B........................................       940,166       7,716,330
   Class C........................................     1,100,480       8,637,821
                                                     -----------   -------------
Total Sales.......................................    22,167,158   $ 175,189,824
                                                     ===========   =============
Repurchases:
   Class A........................................   (22,279,193)  $(176,988,468)
   Class B........................................    (1,229,670)     (9,324,749)
   Class C........................................    (1,367,612)    (10,353,350)
                                                     -----------   -------------
Total Repurchases.................................   (24,876,475)  $(196,666,567)
                                                     ===========   =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 147,244 and 11,812 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                                                      AS A PERCENTAGE OF DOLLAR
                                                      AMOUNT SUBJECT TO CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                     CLASS B        CLASS C
First...............................................     5.00%         1.00%
Second..............................................     4.00%          None
Third...............................................     3.00%          None
Fourth..............................................     2.50%          None
Fifth...............................................     1.50%          None
Thereafter..........................................     None           None

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,800 and CDSC on redeemed shares of approximately $70,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $85,394,111 and $116,970,007, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,648,100 and $375,400 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plans or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $242,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $40,900.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2003, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                                SHARES       VALUE
COMMON STOCKS  96.5%
APPAREL RETAIL  0.9%
Abercrombie & Fitch Co., Class A (a)....................    13,600   $   386,376
Limited Brands..........................................     5,325        82,537
TJX Cos., Inc...........................................    14,050       264,702
                                                                     -----------
                                                                         733,615
                                                                     -----------

APPLICATION SOFTWARE  0.4%
Mercury Interactive Corp. (a)...........................     2,900       111,969
PeopleSoft, Inc. (a)....................................     7,300       128,407
Siebel Systems, Inc. (a)................................    10,600       101,124
                                                                     -----------
                                                                         341,500
                                                                     -----------

BANKING  2.5%
Bank of New York Co., Inc...............................    25,550       734,562
Fifth Third Bancorp.....................................     6,700       384,178
Wells Fargo & Co........................................    16,550       834,120
                                                                     -----------
                                                                       1,952,860
                                                                     -----------
BEVERAGE  0.6%
Anheuser-Busch Cos., Inc., Class A......................     8,420       429,841
                                                                     -----------
BIOTECHNOLOGY  3.0%
Amgen, Inc. (a).........................................    27,830     1,849,025
Gilead Sciences, Inc. (a)...............................     8,800       489,104
                                                                     -----------
                                                                       2,338,129
                                                                     -----------

BROADCASTING & CABLE TV  1.4%
Comcast Corp. (a).......................................    22,125       667,732
EchoStar Communications Corp., Class A (a)..............    12,000       415,440
                                                                     -----------
                                                                       1,083,172
                                                                     -----------

COMMUNICATIONS EQUIPMENT  3.9%
Cisco Systems, Inc. (a).................................   116,500     1,944,385
Emulex Corp. (a)........................................     9,100       207,207
Juniper Networks, Inc. (a)..............................    16,100       199,157
QUALCOMM, Inc...........................................    14,750       527,312
UTStarcom, Inc. (a).....................................     4,800       170,736
                                                                     -----------
                                                                       3,048,797
                                                                     -----------

COMPUTER HARDWARE  3.0%
Dell Computer Corp. (a).................................    36,500     1,166,540
Hewlett-Packard Co......................................    21,600       460,080
International Business Machines Corp....................     9,350       771,375
                                                                     -----------
                                                                       2,397,995
                                                                     -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                       MARKET
DESCRIPTION                                                 SHARES      VALUE
COMPUTER STORAGE & PERIPHERALS  0.3%
EMC Corp. (a).............................................. 22,550   $   236,098
Seagate Technology, Inc. (b)(c)............................ 15,200             0
                                                                     -----------
                                                                         236,098
                                                                     -----------

CONSUMER FINANCE  2.2%
American Express Co........................................ 16,800       702,408
Charles Schwab Corp. (The)................................. 45,000       454,050
Goldman Sachs Group, Inc...................................  7,175       600,906
                                                                     -----------
                                                                       1,757,364
                                                                     -----------

DATA PROCESSING & OUTSOURCING SERVICES  1.1%
Automatic Data Processing, Inc.............................  8,950       303,047
First Data Corp............................................ 14,300       592,592
                                                                     -----------
                                                                         895,639
                                                                     -----------

DEPARTMENT STORES  0.4%
Kohl's Corp. (a)...........................................  6,325       324,978
                                                                     -----------

DIVERSIFIED CAPITAL MARKETS  0.4%
J.P. Morgan Chase & Co.....................................  9,350       319,583
                                                                     -----------

DIVERSIFIED COMMERCIAL SERVICES  0.4%
Weight Watchers International, Inc. (a)....................  7,055       320,932
                                                                     -----------

DRUG RETAIL  0.4%
Walgreen Co................................................ 11,400       343,140
                                                                     -----------

ELECTRONIC MANUFACTURING SERVICES  0.3%
Jabil Circuit, Inc. (a)....................................  9,300       205,530
                                                                     -----------

GENERAL MERCHANDISE STORES  1.3%
Dollar Tree Stores, Inc. (a)............................... 13,700       434,701
Target Corp................................................ 15,100       571,384
                                                                     -----------
                                                                       1,006,085
                                                                     -----------

HEALTH CARE DISTRIBUTORS  0.6%
AmerisourceBergen Corp.....................................  7,300       506,255
                                                                     -----------

HEALTH CARE EQUIPMENT  2.3%
Boston Scientific Corp. (a)................................  5,200       317,720
Medtronic, Inc............................................. 23,150     1,110,506
St. Jude Medical, Inc. (a).................................  7,075       406,813
                                                                     -----------
                                                                       1,835,039
                                                                     -----------

HEALTH CARE FACILITIES  0.2%
Health Management Associates, Inc., Class A................  8,600       158,670
                                                                     -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                       MARKET
DESCRIPTION                                                SHARES       VALUE
HOME IMPROVEMENT RETAIL  2.2%
Home Depot, Inc...........................................  39,620   $ 1,312,214
Lowe's Cos., Inc..........................................  10,500       450,975
                                                                     -----------
                                                                       1,763,189
                                                                     -----------

HOUSEHOLD PRODUCTS  2.7%
Colgate-Palmolive Co......................................   9,000       521,550
Procter & Gamble Co.......................................  18,050     1,609,699
                                                                     -----------
                                                                       2,131,249
                                                                     -----------

HYPERMARKETS & SUPER CENTERS  4.2%
Costco Wholesale Corp. (a)................................  19,675       720,105
Wal-Mart Stores, Inc......................................  48,400     2,597,628
                                                                     -----------
                                                                       3,317,733
                                                                     -----------

INDUSTRIAL CONGLOMERATES  5.7%
3M Co.....................................................  11,600     1,496,168
General Electric Co....................................... 103,975     2,982,003
                                                                     -----------
                                                                       4,478,171
                                                                     -----------

INTEGRATED OIL & GAS  2.0%
Exxon Mobil Corp..........................................  42,900     1,540,539
                                                                     -----------

INTEGRATED TELECOMMUNICATION SERVICES  1.2%
Verizon Communications, Inc...............................  23,734       936,306
                                                                     -----------

INTERNET RETAIL  1.5%
eBay, Inc. (a)............................................   5,900       614,662
InterActiveCorp (a).......................................  14,455       571,984
                                                                     -----------
                                                                       1,186,646
                                                                     -----------

INTERNET SOFTWARE & SERVICES  0.4%
Yahoo!, Inc. (a)..........................................   9,800       321,048
                                                                     -----------

LIFE & HEALTH INSURANCE  0.7%
AFLAC, Inc................................................  16,800       516,600
                                                                     -----------

MANAGED HEALTH CARE  1.2%
UnitedHealth Group, Inc...................................  19,400       974,850
                                                                     -----------

MEDIA-CABLE  1.6%
Clear Channel Communications, Inc. (a)....................  29,250     1,239,908
                                                                     -----------

MEDIA-NONCABLE  2.3%
Gannett Co., Inc..........................................   4,350       334,124
Univision Communications, Inc. (a)........................  15,225       462,840
Viacom, Inc., Class B (a).................................  23,570     1,029,066
                                                                     -----------
                                                                       1,826,030
                                                                     -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                       MARKET
DESCRIPTION                                                SHARES       VALUE
MULTI-LINE INSURANCE  1.9%
American International Group, Inc.....................      27,000   $ 1,489,860
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES  1.4%
Baker Hughes, Inc.....................................      11,550       387,734
BJ Services Co. (a)...................................       7,900       295,144
Smith International, Inc. (a).........................      12,280       451,167
                                                                     -----------
                                                                       1,134,045
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.7%
Citigroup, Inc........................................      67,333     2,881,852
                                                                     -----------

PACKAGED FOODS  0.4%
Kraft Foods, Inc......................................       8,925       290,509
                                                                     -----------

PERSONAL PRODUCTS  0.6%
Gillette Co. (The)....................................      14,150       450,819
                                                                     -----------

PHARMACEUTICALS  14.5%
Abbott Laboratories...................................      19,100       835,816
Bristol-Myers Squibb Co...............................      13,200       358,380
Celgene Corp. (a).....................................       7,175       218,120
Eli Lilly & Co........................................      13,600       937,992
Forest Laboratories, Inc. (a).........................       5,800       317,550
Johnson & Johnson.....................................      36,350     1,879,295
Merck & Co., Inc......................................      20,050     1,214,028
Pfizer, Inc...........................................     129,405     4,419,181
Wyeth, Inc............................................      27,250     1,241,238
                                                                     -----------
                                                                      11,421,600
                                                                     -----------

RESTAURANTS  0.9%
McDonald's Corp.......................................      13,100       288,986
Yum! Brands, Inc. (a).................................      14,300       422,708
                                                                     -----------
                                                                         711,694
                                                                     -----------

SEMICONDUCTOR EQUIPMENT  1.1%
Applied Materials, Inc. (a)...........................      41,950       665,327
Novellus Systems, Inc. (a)............................       5,950       217,895
                                                                     -----------
                                                                         883,222
                                                                     -----------

SEMICONDUCTORS  6.1%
Altera Corp. (a)......................................      18,900       309,960
Analog Devices, Inc. (a)..............................      15,300       532,746
Broadcom Corp. (a)....................................       7,100       176,861
Intel Corp............................................     106,800     2,219,731
Linear Technology Corp................................      16,900       544,349
Maxim Integrated Products, Inc........................      13,650       466,694
Texas Instruments, Inc................................      32,300       568,480
                                                                     -----------
                                                                       4,818,821
                                                                     -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                       MARKET
DESCRIPTION                                                SHARES       VALUE
SOFT DRINKS  3.0%
Coca-Cola Co..............................................  29,050   $ 1,348,211
PepsiCo, Inc..............................................  22,650     1,007,925
                                                                     -----------
                                                                       2,356,136
                                                                     -----------

SPECIALTY STORES  0.8%
Bed Bath & Beyond, Inc. (a)...............................  10,900       423,029
Tiffany & Co..............................................   5,400       176,472
                                                                     -----------
                                                                         599,501
                                                                     -----------

SYSTEMS SOFTWARE  9.0%
Adobe Systems, Inc........................................   7,200       230,904
Microsoft Corp............................................ 210,200     5,383,222
Oracle Corp. (a)..........................................  80,000       961,600
Symantec Corp. (a)........................................   5,450       239,037
VERITAS Software Corp. (a)................................  10,400       298,168
                                                                     -----------
                                                                       7,112,931
                                                                     -----------

TOBACCO  1.6%
Altria Group, Inc.........................................  27,550     1,251,872
                                                                     -----------

WIRELESS TELECOMMUNICATION SERVICES  0.2%
AT&T Wireless Services, Inc. (a)..........................  23,400       192,114
                                                                     -----------

TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $65,851,929)......................................            76,062,467

REPURCHASE AGREEMENT  3.2%
State Street Bank & Trust Co. ($2,508,000 par
  collateralized by U.S. Government obligations
  in a pooled cash account, dated 06/30/03, to
  be sold on 07/01/03 at $2,508,045)
  (Cost $2,508,000).......................................             2,508,000
                                                                     -----------

TOTAL INVESTMENTS  99.7%
  (Cost $68,359,929)......................................            78,570,467

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...............               228,928
                                                                     -----------
NET ASSETS  100.0%........................................           $78,799,395
                                                                     ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c) Security has been deemed illiquid.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $68,359,929).......................................  $ 78,570,467
Cash.......................................................................           424
Receivables:
   Investments Sold........................................................     1,958,893
   Fund Shares Sold........................................................       368,802
   Dividends...............................................................        74,887
   Interest................................................................         1,595
Other......................................................................        27,939
                                                                             ------------
     Total Assets..........................................................    81,003,007
                                                                             ------------

LIABILITIES:
Payables:
   Investments Purchased...................................................     1,900,445
   Distributor and Affiliates..............................................        98,132
   Fund Shares Repurchased.................................................        52,570
   Investment Advisory Fee.................................................        35,927
Accrued Expenses...........................................................        77,295
Directors' Deferred Compensation and Retirement Plans......................        39,243
                                                                             ------------
     Total Liabilities.....................................................     2,203,612
                                                                             ------------
NET ASSETS.................................................................  $ 78,799,395
                                                                             ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)......................................................  $117,305,473
Net Unrealized Appreciation................................................    10,210,538
Accumulated Net Investment Loss............................................       (47,197)
Accumulated Net Realized Loss..............................................   (48,669,419)
                                                                             ------------
NET ASSETS.................................................................  $ 78,799,395
                                                                             ============

MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $34,399,969 and 4,265,871 shares of beneficial interest issued
     and outstanding)......................................................  $       8.06
     Maximum sales charge (5.75%* of offering price).......................           .49
                                                                             ------------
     Maximum offering price to public......................................  $       8.55
                                                                             ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of $28,718,286 and 3,701,094 shares of beneficial interest issued
     and outstanding)......................................................  $       7.76
                                                                             ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of $15,681,140 and 2,014,048 shares of beneficial interest issued
     and outstanding)......................................................  $       7.79
                                                                             ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends.....................................................................  $    802,837
Interest......................................................................        36,085
Other.........................................................................        34,277
                                                                                ------------
     Total Income.............................................................       873,199
                                                                                ------------

EXPENSES:
Investment Advisory Fee.......................................................       558,669
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $71,151, $269,616 and $144,212, respectively)...............................       484,979
Shareholder Services..........................................................       131,794
Administrative Fee............................................................       113,793
Custody.......................................................................        55,637
Legal.........................................................................        21,611
Directors' Fees and Related Expenses..........................................        19,161
Amortization of Organizational Costs..........................................         1,073
Other.........................................................................       144,173
                                                                                ------------
     Total Expenses...........................................................     1,530,890
     Expense Reduction ($41,768 Investment Advisory Fee and $131,571 Other)...       173,339
     Less Credits Earned on Cash Balances.....................................           851
                                                                                ------------
     Net Expenses.............................................................     1,356,700
                                                                                ------------
NET INVESTMENT LOSS...........................................................  $   (483,501)
                                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss.............................................................  $(13,498,812)
                                                                                ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period....................................................      (543,271)
   End of the Period..........................................................    10,210,538
                                                                                ------------
Net Unrealized Appreciation During the Period.................................    10,753,809
                                                                                ------------
NET REALIZED AND UNREALIZED LOSS..............................................  $ (2,745,003)
                                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS....................................  $ (3,228,504)
                                                                                ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                           YEAR ENDED        YEAR ENDED
                                                         JUNE 30, 2003     JUNE 30, 2002
                                                       -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................   $   (483,501)     $   (932,552)
Net Realized Loss......................................    (13,498,812)      (16,952,020)
Net Unrealized Appreciation/Depreciation During
   the Period..........................................     10,753,809        (4,464,725)
                                                          ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     (3,228,504)      (22,349,297)
                                                          ------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................     39,766,995        47,416,691
Cost of Shares Repurchased.............................    (34,834,864)      (43,216,886)
                                                          ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....      4,932,131         4,199,805
                                                          ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................      1,703,627       (18,149,492)
NET ASSETS:
Beginning of the Period................................     77,095,768        95,245,260
                                                          ------------      ------------
End of the Period (Including accumulated net investment
   loss of $47,197 and $30,350, respectively)..........   $ 78,799,395      $ 77,095,768
                                                          ============      ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                   YEAR ENDED JUNE 30,
                                                   -----------------------------------------------
                                                   2003 (a)  2002 (a)  2001 (a) 2000 (a)  1999 (a)
                                                   -----------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................  $  8.38   $ 10.76   $ 15.42  $ 12.54   $  10.29
                                                   -------   -------   -------  -------   --------
  Net Investment Loss............................     (.02)     (.06)     (.09)    (.11)      (.06)
  Net Realized and Unrealized Gain/Loss..........     (.30)    (2.32)    (3.85)    3.47       2.31
                                                   -------   -------   -------  -------   --------
Total from Investment Operations.................     (.32)    (2.38)    (3.94)    3.36       2.25
Less Distributions from Net Realized Gain........      -0-       -0-       .72      .48        -0- (c)
                                                   -------   -------   -------  -------   --------
NET ASSET VALUE, END OF THE PERIOD...............  $  8.06   $  8.38   $ 10.76  $ 15.42   $  12.54
                                                   =======   =======   =======  =======   ========

Total Return* (b)................................   -3.82%   -22.12%   -26.15%   27.26%     21.90%
Net Assets at End of the Period
  (In millions)..................................  $  34.4   $  31.0   $  38.3  $  41.6   $   17.2
Ratio of Expenses to Average Net Assets*.........    1.50%     1.50%     1.50%    1.50%      1.50%
Ratio of Net Investment Loss to Average
  Net Assets*....................................    (.30%)    (.60%)    (.68%)   (.77%)     (.57%)
Portfolio Turnover...............................     186%      115%       71%      73%       126%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    1.75%    1.60%      1.58%    1.69%      1.98%
Ratio of Net Investment Loss to Average
   Net Assets....................................    (.55%)   (.70%)     (.76%)   (.96%)    (1.05%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                    YEAR ENDED JUNE 30,
                                                   -----------------------------------------------
                                                   2003 (a)  2002 (a)  2001 (a) 2000 (a)  1999 (a)
                                                   -----------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................................    $ 8.12   $ 10.51   $ 15.19  $ 12.45   $ 10.28
                                                    ------   -------   -------  -------   -------
  Net Investment Loss...........................      (.08)     (.13)     (.18)    (.21)     (.14)
  Net Realized and Unrealized Gain/Loss.........      (.28)    (2.26)    (3.78)    3.43      2.31
                                                    ------   -------   -------  -------   -------
Total from Investment Operations................      (.36)    (2.39)    (3.96)    3.22      2.17
Less Distributions from Net Realized Gain.......       -0-       -0-       .72      .48       -0- (c)
                                                    ------   -------   -------  -------   -------
NET ASSET VALUE, END OF THE PERIOD..............    $ 7.76   $  8.12   $ 10.51  $ 15.19   $ 12.45
                                                    ======   =======   =======  =======   =======

Total Return* (b)...............................    -4.55%   -22.65%   -26.70%   26.32%    21.14%
Net Assets at End of the Period
  (In millions).................................    $ 28.7   $  30.4   $  43.4  $  49.2   $  24.0
Ratio of Expenses to Average Net Assets*........     2.25%     2.25%     2.25%    2.25%     2.25%
Ratio of Net Investment Loss to Average
  Net Assets*...................................    (1.05%)   (1.35%)   (1.43%)  (1.52%)   (1.34%)
Portfolio Turnover..............................      186%      115%       71%      73%      126%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.........     2.50%     2.35%     2.33%    2.44%     2.72%
Ratio of Net Investment Loss to Average
   Net Assets...................................    (1.30%)   (1.45%)   (1.51%)  (1.71%)   (1.81%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                       YEAR ENDED JUNE 30,
                                                   ------------------------------------------------
                                                   2003 (a)   2002 (a)  2001 (a)  2000 (a)  1999 (a)
                                                   ------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................................   $ 8.12     $ 10.50   $ 15.18   $ 12.44   $ 10.28
                                                   ------     -------   -------   -------   -------
  Net Investment Loss...........................     (.06)       (.13)     (.18)     (.21)     (.14)
  Net Realized and Unrealized Gain/Loss.........     (.27)      (2.25)    (3.78)     3.43      2.30
                                                   ------     -------   -------   -------   -------
Total from Investment Operations................     (.33)      (2.38)    (3.96)     3.22      2.16
Less Distributions from Net Realized Gain.......      -0-         -0-       .72       .48       -0- (c)
                                                   ------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD..............   $ 7.79     $  8.12   $ 10.50   $ 15.18   $ 12.44
                                                   ======     =======   =======   =======   =======

Total Return*(b)................................   -4.06%(d)  -22.67%   -26.72%    26.34%    21.04%
Net Assets at End of the Period
  (In millions).................................   $ 15.7     $  15.7   $  13.6   $  17.2   $   7.4
Ratio of Expenses to Average Net Assets*........    2.25%       2.25%     2.25%     2.25%     2.25%
Ratio of Net Investment Loss to Average
  Net Assets*...................................    (.81%)(d)  (1.36%)   (1.43%)   (1.52%)   (1.32%)
Portfolio Turnover..............................     186%        115%       71%       73%      126%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.........    2.50%       2.35%     2.33%     2.44%     2.75%
Ratio of Net Investment Loss to Average
   Net Assets...................................   (1.06%)(d)  (1.46%)   (1.51%)   (1.71%)   (1.81%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

(d) Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

D. ORGANIZATIONAL COSTS The organizational costs of the Fund were amortized on a straight line basis over the 60 month period ended May 27, 2003.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $38,484,302, which will expire between June 30, 2009 and June 30, 2011.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes.............................  $73,712,755
                                                                   ===========
Gross tax unrealized appreciation................................  $ 6,307,339
Gross tax unrealized depreciation................................   (1,449,627)
                                                                   -----------
Net tax unrealized appreciation on investments...................  $ 4,857,712
                                                                   ===========

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $463,390 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $1,073 has been reclassified from accumulated net investment loss to capital. Additionally, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,191 was reclassified from accumulated net investment loss to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions, and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $851 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..............................................    .80%
Next $500 million...............................................    .75%
Over $1 billion.................................................    .70%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $41,768 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of $18,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense on the Statement of Operations.

    Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 3003, the Fund recognized expenses of approximately $23,600 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $79,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

    Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $131,571 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense on the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense on the Statement of Operations.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,343 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

    For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $10,967.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $49,439,016, $45,623,482 and $22,242,975 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                          SHARES         VALUE
Sales:
  Class A............................................   3,386,153    $ 25,718,759
  Class B............................................   1,236,572       9,068,859
  Class C............................................     670,560       4,979,377
                                                       ----------    ------------
Total Sales..........................................   5,293,285    $ 39,766,995
                                                       ==========    ============

Repurchases:
  Class A............................................  (2,822,752)   $(21,418,775)
  Class B............................................  (1,281,787)     (9,227,781)
  Class C............................................    (585,466)     (4,188,308)
                                                       ----------    ------------
Total Repurchases....................................  (4,690,005)   $(34,834,864)
                                                       ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

    At June 30, 2002, capital aggregated $45,341,794, $45,951,677 and
$21,544,334 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                          SHARES         VALUE
Sales:
  Class A............................................   3,255,077    $ 30,313,151
  Class B............................................     782,783       7,462,812
  Class C............................................   1,020,560       9,640,728
                                                       ----------    ------------
Total Sales..........................................   5,058,420    $ 47,416,691
                                                       ==========    ============
Repurchases:
  Class A............................................  (3,107,798)   $(28,765,353)
  Class B............................................  (1,167,606)    (10,903,977)
  Class C............................................    (384,945)     (3,547,556)
                                                       ----------    ------------
Total Repurchases....................................  (4,660,349)   $(43,216,886)
                                                       ==========    ============

    Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 47,273 and 41,801 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                          CONTINGENT DEFERRED
                                                           SALES CHARGE AS A
                                                          PERCENTAGE OF DOLLAR
                                                        AMOUNT SUBJECT TO CHARGE
                                                      ----------------------------
YEAR OF REDEMPTION                                    CLASS B              CLASS C
First................................................  5.00%                1.00%
Second...............................................  4.00%                None
Third................................................  3.00%                None
Fourth...............................................  2.50%                None
Fifth................................................  1.50%                None
Thereafter                                             None                 None

    For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $50,700 and CDSC on redeemed shares of approximately $76,600. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $131,393,033 and $126,374,576, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $875,500 and $13,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $254,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $24,600.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European Value Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen European Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Value Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON STOCKS  96.4%
BELGIUM  1.5%
Agfa Gevaert, NV.............................................    2,361     $   50,214
Solvay, SA...................................................    1,446         99,796
                                                                           ----------
                                                                              150,010
                                                                           ----------

DENMARK  0.9%
Danske Bank A/S..............................................    4,866         94,904
                                                                           ----------

FINLAND  2.9%
Nokia Oyj....................................................   11,963        197,325
Sampo Oyj, Series A..........................................    5,621         41,315
Stora Enso Oyj, Series R.....................................    4,809         53,822
                                                                           ----------
                                                                              292,462
                                                                           ----------

FRANCE  15.8%
Aventis, SA..................................................    5,102        281,164
BNP Paribas, SA..............................................    4,425        225,226
Cap Gemini, SA...............................................    1,729         61,493
Carrefour, SA................................................    1,120         54,984
France Telecom, SA...........................................    2,354         57,836
Groupe Danone................................................      701         97,162
Neopost, SA..................................................    1,460         62,136
Schneider Electric, SA.......................................    4,199        197,736
Societe Generale.............................................    2,827        179,497
Total, SA....................................................    2,335        353,456
Unibail......................................................      751         55,718
                                                                           ----------
                                                                            1,626,408
                                                                           ----------

GERMANY  3.8%
Deutsche Bank, AG............................................      866         56,261
Deutsche Telekom, AG (a).....................................    4,543         69,448
Linde, AG....................................................    1,450         53,772
Siemens, AG..................................................    3,262        160,290
Volkswagen, AG...............................................    1,127         47,718
                                                                           ----------
                                                                              387,489
                                                                           ----------

GREECE  0.9%
Hellenic Telecommunicatons Organization, SA..................    8,136         96,205
                                                                           ----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
ITALY  5.4%
ENI S.p.A....................................................    2,402     $   36,387
Snam Rete Gas S.p.A..........................................   35,718        140,509
Telecom Italia S.p.A., RNC...................................   26,026        142,797
Telecom Italia S.p.A.........................................   13,737        124,512
UniCredito Italiano S.p.A....................................   23,178        110,641
                                                                           ----------
                                                                              554,846
                                                                           ----------

NETHERLANDS  6.6%
ABN Amro Holdings, NV........................................    2,869         54,946
Aegon, NV....................................................    4,770         47,844
Akzo Nobel, NV...............................................    4,863        129,102
Fortis.......................................................    2,689         46,395
Heineken, NV.................................................    2,366         84,094
Koninklijke (Royal) Philips Electronics, NV..................    2,441         46,497
Royal Dutch Petroleum Co.....................................    2,007         93,312
Unilever, NV.................................................    3,288        176,696
                                                                           ----------
                                                                              678,886
                                                                           ----------

NORWAY  2.2%
DnB Holding, ASA.............................................   10,250         50,585
Gjensidige NOR, ASA..........................................    1,376         48,164
Statoil, ASA.................................................    8,848         75,433
Telenor, ASA.................................................   13,464         55,994
                                                                           ----------
                                                                              230,176
                                                                           ----------

PORTUGAL  0.5%
Brisa-Auto Estradas de Portugal, SA..........................    9,000         50,726
                                                                           ----------

SPAIN  1.3%
Telefonica, SA...............................................   11,486        133,571
                                                                           ----------

SWEDEN  0.5%
Swedish Match, AB............................................    6,148         46,522
                                                                           ----------

SWITZERLAND  18.4%
Ciba Specialty Chemicals, AG (a).............................    1,055         64,006
Converium Holdings, AG.......................................    2,743        126,840
Credit Suisse Group..........................................    2,818         74,328
Holcim Ltd., Class B.........................................    4,040        149,602
Nestle, SA...................................................    1,598        330,454
Novartis, AG.................................................    9,795        388,437
Roche Holding, AG............................................    2,630        206,746
Schindler Holding, AG (a)....................................      530         93,326
Swisscom, AG.................................................      259         73,776

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
SWITZERLAND (CONTINUED)
Syngenta, AG.................................................    2,219     $  111,475
UBS, AG......................................................    3,880        216,305
Zurich Financial Services, AG................................      434         51,858
                                                                           ----------
                                                                            1,887,153
                                                                           ----------

UNITED KINGDOM  35.7%
Allied Domecq Plc............................................   22,631        124,939
AstraZeneca Group Plc........................................    2,289         91,939
Aviva Plc....................................................    6,758         46,999
Barclays Plc.................................................   16,404        122,014
BOC Group Plc................................................   10,341        132,895
BP Plc.......................................................   24,864        172,713
British American Tobacco Plc.................................   14,282        162,296
Cadbury Schweppes Plc........................................   17,222        101,909
Diageo Plc...................................................    6,845         73,202
GlaxoSmithKline Plc..........................................   20,561        415,640
GUS Plc......................................................    5,090         57,126
Hays Plc.....................................................   67,664        107,368
HSBC Holdings Plc............................................   13,237        156,657
Invensys Plc.................................................  157,897         53,503
Lloyds TSB Group Plc.........................................    7,322         52,071
National Grid Transco Plc....................................   10,790         73,301
Pearson Plc..................................................    5,113         47,834
Prudential Plc...............................................   17,081        103,616
Reckitt Benckiser Plc........................................    4,734         87,012
Reed Elsevier Plc............................................   25,814        215,153
Rentokil Initial Plc.........................................   43,458        135,942
Rolls-Royce Group Plc........................................   60,079        127,358
Shell Transport & Trading Co., Plc...........................   54,396        359,645
Smiths Group Plc.............................................   13,387        155,555
Vodafone Group Plc...........................................  204,669        400,883
WPP Group Plc................................................   10,975         86,168
                                                                           ----------
                                                                            3,663,738
                                                                           ----------

TOTAL LONG-TERM INVESTMENTS  96.4%
  (Cost $8,687,209)..........................................               9,893,096
                                                                           ----------

REPURCHASE AGREEMENT  3.2%
State Street Bank & Trust Co. ($333,000 par collateralized
  by U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $333,006)
  (Cost $333,000)............................................                 333,000
                                                                           ----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                                   VALUE
TOTAL INVESTMENTS  99.6%
  (Cost $9,020,209)..................................................     $10,226,096

FOREIGN CURRENCY  0.8%
  (Cost $78,370).....................................................          77,502

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)........................         (37,151)
                                                                          -----------
NET ASSETS  100.0%...................................................     $10,266,447
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

RNC--Non-Convertible Savings Shares

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $9,020,209)...................................    $10,226,096
Foreign Currency (Cost $78,370).......................................         77,502
Cash..................................................................            790
Receivables:
  Dividends...........................................................         54,043
  Investments Sold....................................................         51,410
  Expense Reimbursement from Adviser..................................         13,879
  Fund Shares Sold....................................................          6,479
Other.................................................................         25,841
                                                                          -----------
    Total Assets......................................................     10,456,040
                                                                          -----------
LIABILITIES:
Payables:
  Investments Purchased...............................................         60,230
  Fund Shares Repurchased.............................................         22,457
  Distributor and Affiliates..........................................         16,335
Accrued Expenses......................................................         54,028
Directors' Deferred Compensation and Retirement Plans.................         36,543
                                                                          -----------
    Total Liabilities.................................................        189,593
                                                                          -----------
NET ASSETS............................................................    $10,266,447
                                                                          ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)..................................................    $11,608,810
Net Unrealized Appreciation...........................................      1,213,902
Accumulated Undistributed Net Investment Income.......................         72,237
Accumulated Net Realized Loss.........................................     (2,628,502)
                                                                          -----------
NET ASSETS............................................................    $10,266,447
                                                                          ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $4,273,275 and 456,181 shares of beneficial interest
    issued and outstanding)...........................................    $      9.37
  Maximum sales charge (5.75%* of offering price).....................            .57
                                                                          -----------
  Maximum offering price to public....................................    $      9.94
                                                                          ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $4,189,098 and 442,918 shares of beneficial interest
    issued and outstanding)...........................................    $      9.46
                                                                          ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $1,804,074 and 190,484 shares of beneficial interest
    issued and outstanding)...........................................    $      9.47
                                                                          ===========

* On sales of $50,000 or more, sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $35,742)...............    $   270,165
Interest..............................................................          3,542
Other.................................................................         11,335
                                                                          -----------
    Total Income......................................................        285,042
                                                                          -----------
EXPENSES:
Custody...............................................................        104,892
Investment Advisory Fee...............................................         95,532
Distribution (12b-1) and Service Fees  (Attributed to Classes
  A, B and C of $10,192, $39,535 and $13,788, respectively)...........         63,515
Registration and Filing Fees..........................................         37,774
Shareholder Reports...................................................         25,061
Accounting............................................................         23,080
Shareholder Services..................................................         17,398
Directors Fees and Related Expenses...................................         16,597
Administrative Fee....................................................         15,863
Legal.................................................................         13,831
Other.................................................................         25,229
                                                                          -----------
    Total Expenses....................................................        438,772
    Expense Reduction ($95,532 Investment Advisory Fee and $148,026
      Other)..........................................................        243,558
    Less Credits Earned on Cash Balances..............................            368
                                                                          -----------
    Net Expenses......................................................        194,846
                                                                          -----------
NET INVESTMENT INCOME.................................................    $    90,196
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments........................................................    $(1,123,806)
   Foreign Currency Transactions......................................          8,222
                                                                          -----------
Net Realized Loss.....................................................     (1,115,584)
                                                                          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................................        929,792
  End of the Period:
    Investments.......................................................      1,205,887
    Foreign Currency Translations.....................................          8,015
                                                                          ===========
                                                                            1,213,902
                                                                          ===========
Net Unrealized Appreciation During the Period.........................        284,110
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS......................................    $  (831,474)
                                                                          ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS............................    $  (741,278)
                                                                          ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED       YEAR ENDED
                                                        JUNE 30, 2003    JUNE 30, 2002
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $     90,196     $     73,238
Net Realized Loss.....................................     (1,115,584)        (510,587)
Net Unrealized Appreciation During the Period.........        284,110          254,592
                                                         ------------     ------------
Change in Net Assets from Operations..................       (741,278)        (182,757)
                                                         ------------     ------------
Distributions from Net Investment Income:
Class A Shares........................................        (46,441)         (73,330)
Class B Shares........................................        (17,217)         (32,191)
Class C Shares........................................         (6,300)         (12,410)
                                                         ------------     ------------
Total Distributions...................................        (69,958)        (117,931)
                                                         ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       (811,236)        (300,688)
                                                         ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     12,744,098       21,926,660
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...............................         53,320           82,467
Cost of Shares Repurchased............................    (12,539,119)     (25,548,756)
                                                         ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....        258,299       (3,539,629)
                                                         ------------     ------------
TOTAL DECREASE IN NET ASSETS..........................       (552,937)      (3,840,317)
NET ASSETS:
Beginning of the Period...............................     10,819,384       14,659,701
                                                         ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $72,237 and
  $41,753, respectively)..............................   $ 10,266,447     $ 10,819,384
                                                         ============     ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                              SEPTEMBER 25, 1998
                                                                                                (COMMENCEMENT
CLASS A SHARES                                          YEAR ENDED JUNE 30,                     OF INVESTMENT
                                          -----------------------------------------------       OPERATIONS) TO
                                          2003 (a)     2002 (a)     2001 (a)     2000 (a)      JUNE 30, 1999 (a)
                                          ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..............................  $10.22       $10.47       $11.79       $10.65            $10.00
                                            ------       ------       ------       ------            ------
  Net Investment Income...................     .11          .05          .10          .11               .13
  Net Realized and
    Unrealized Gain/Loss..................    (.85)        (.16)       (1.04)        1.27               .54
                                            ------       ------       ------       ------            ------
Total from Investment Operations..........    (.74)        (.11)        (.94)        1.38               .67
                                            ------       ------       ------       ------            ------
Less:
  Distributions from
    Net Investment Income.................    (.11)        (.14)        (.11)        (.14)             (.02)
  Distributions from Net Realized Gain....     -0-          -0-         (.27)        (.10)              -0-
                                            ------       ------       ------       ------            ------
Total Distributions.......................    (.11)        (.14)        (.38)        (.24)             (.02)
                                            ------       ------       ------       ------            ------
NET ASSET VALUE, END OF THE PERIOD........  $ 9.37       $10.22       $10.47       $11.79            $10.65
                                            ======       ======       ======       ======            ======

Total Return * (b)........................  -7.29%       -0.83%       -8.14%       13.15%             6.75%**
Net Assets at End of the Period
  (In millions)...........................  $  4.3       $  4.3       $  7.6       $  6.6            $  2.0
Ratio of Expenses to Average
  Net Assets*.............................   1.70%        1.70%        1.70%        1.70%             1.70%
Ratio of Net Investment Income to
  Average Net Assets*.....................   1.22%         .53%         .89%         .99%             1.64%
Portfolio Turnover........................    119%         182%          63%          49%               51%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
    Net Assets............................   4.25%        4.49%        2.50%        3.80%             6.20%
Ratio of Net Investment Income to
    Average Net Assets....................  (1.33%)      (2.26%)        .09%       (1.11%)           (2.87%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC).On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          SEPTEMBER 25, 1998
                                                                                            (COMMENCEMENT
CLASS B SHARES                                      YEAR ENDED JUNE 30,                     OF INVESTMENT
                                      -----------------------------------------------       OPERATIONS) TO
                                      2003 (a)     2002 (a)     2001 (a)     2000 (a)      JUNE 30, 1999 (a)
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.........................   $10.29       $10.47       $11.76       $10.62            $10.00
                                        ------       ------       ------       ------            ------
  Net Investment Income..............      .05          .08          .02          .04               .08
  Net Realized and
    Unrealized Gain/Loss.............     (.84)        (.19)       (1.01)        1.26               .55
                                        ------       ------       ------       ------            ------
Total from Investment Operations.....     (.79)        (.11)        (.99)        1.30               .63
                                        ------       ------       ------       ------            ------
Less:
  Distributions from
    Net Investment Income............     (.04)        (.07)        (.03)        (.06)             (.01)
  Distributions from Net
    Realized Gain....................      -0-          -0-         (.27)        (.10)              -0-
                                        ------       ------       ------       ------            ------
Total Distributions..................     (.04)        (.07)        (.30)        (.16)             (.01)
                                        ------       ------       ------       ------            ------
NET ASSET VALUE, END OF THE PERIOD...   $ 9.46       $10.29       $10.47       $11.76            $10.62
                                        ======       ======       ======       ======            ======

Total Return* (b)....................   -7.66%(c)    -1.00%       -8.67%       12.37%             6.26%**
Net Assets at End of the Period
  (In millions)......................   $  4.2       $  4.7       $  5.1       $  7.2            $  3.1
Ratio of Expenses to
  Average Net Assets*................    2.29%(d)      1.59        2.25%        2.45%             2.45%
Ratio of Net Investment Income to
  Average Net Assets*................     .61%(c)       .79         .22%         .45%              .96%
Portfolio Turnover...................     119%         182%          63%          49%               51%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
    Average Net Assets...............    4.84%(d)     4.38%        3.10%        4.55%             6.61%
Ratio of Net Investment Income to
    Average Net Assets...............   (1.94%)(c)   (2.00%)       (.63%)      (1.65%)           (3.20%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .04% and .05%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          SEPTEMBER 25, 1998
                                                                                            (COMMENCEMENT
CLASS C SHARES                                      YEAR ENDED JUNE 30,                     OF INVESTMENT
                                      -----------------------------------------------       OPERATIONS) TO
                                      2003 (a)     2002 (a)     2001 (a)     2000 (a)      JUNE 30, 1999 (a)
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..........................  $10.24       $10.41       $11.72       $10.59            $10.00
                                        ------       ------       ------       ------            ------
  Net Investment Income...............     .10          .06          .01          .01               .07
  Net Realized and Unrealized
    Gain/Loss.........................    (.83)        (.16)       (1.02)        1.28               .53
                                        ------       ------       ------       ------            ------
Total from Investment Operations......    (.73)        (.10)       (1.01)        1.29               .60
                                        ------       ------       ------       ------            ------
Less:
  Distributions from
    Net Investment Income.............    (.04)        (.07)        (.03)        (.06)             (.01)
  Distributions from
    Net Realized Gain.................     -0-          -0-         (.27)        (.10)              -0-
                                        ------       ------       ------       ------            ------
Total Distributions...................    (.04)        (.07)        (.30)        (.16)             (.01)
                                        ------       ------       ------       ------            ------
NET ASSET VALUE, END OF THE PERIOD....  $ 9.47       $10.24       $10.41       $11.72            $10.59
                                        ======       ======       ======       ======            ======
Total Return* (b).....................  -7.19%(c)    -0.90%       -8.79%       12.37%             5.96%**
Net Assets at End of the Period
  (In millions).......................  $  1.8       $  1.8       $  2.0       $  2.0            $  1.5
Ratio of Expenses to
  Average Net Assets*.................   2.34%(d)     1.81%        2.45%        2.45%             2.45%
Ratio of Net Investment Income to
  Average Net Assets*.................   1.09%(c)      .60%         .08%         .01%              .81%
Portfolio Turnover....................    119%         182%          63%          49%               51%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
    Average Net Assets................   4.89%(d)     4.57%        3.25%        4.55%             7.33%
Ratio of Net Investment Income to
    Average Net Assets................  (1.46%)(c)   (2.16%)       (.72%)      (2.09%)           (4.13%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .52% and .60%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

See Notes to Financial Statements

NOTES TO THE
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen European Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO THE
FINANCIAL STATEMENTS

June 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $1,417,358, which will expire between June 30, 2009 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes............. $9,584,553
                                                  ==========
Gross tax unrealized appreciation................ $  847,479
Gross tax unrealized depreciation................   (205,936)
                                                  ----------
Net tax unrealized appreciation on investments... $  641,543
                                                  ==========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                2003         2002
Distributions paid from:
Ordinary income.............................  $69,958      $117,931
                                              -------      --------

NOTES TO THE
FINANCIAL STATEMENTS

June 30, 2003

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference of $8,222 relating to the recognition of net realized gains on foreign currency transactions was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,024 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.........  $114,968

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $368 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO THE
FINANCIAL STATEMENTS

June 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                         % PER ANNUM
First $500 million..............................     1.00%
Next $500 million...............................     0.95%
Over $1 billion.................................     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $95,532 of its investment advisory fees and assumed $123,468 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of $12,900, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     At June 30, 2003, Van Kampen Funds, Inc. owned 67,000 shares of Class A, 65,000 shares of Class B, and 65,000 shares of Class C.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the year ended June 30, 2003, no cost was allocated to the Fund in regards to the Accounting Services agreement. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $9,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO THE
FINANCIAL STATEMENTS

June 30, 2003

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency, and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $24,558 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Accounting" expense and transfer agency and sub-transfer agency fees are reported as part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $24,915 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $184.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $4,806,667, $4,793,578 and $2,008,565 for
Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                         SHARES         VALUE
Sales:
  Class A.............................  1,229,956    $ 10,688,679
  Class B.............................    128,979       1,177,617
  Class C.............................     99,282         877,802
                                       ----------    ------------
Total Sales...........................  1,458,217    $ 12,744,098
                                       ==========    ============

Dividend Reinvestment:
  Class A.............................      4,297    $     37,338
  Class B.............................      1,399          12,297
  Class C.............................        421           3,685
                                       ----------    ------------
Total Dividend Reinvestment...........      6,117    $     53,320
                                       ==========    ============

Repurchases:
  Class A............................. (1,200,282)   $(10,514,344)
  Class B.............................   (140,854)     (1,255,120)
  Class C.............................    (88,615)       (769,655)
                                       ----------    ------------
Total Repurchases..................... (1,429,751)   $(12,539,119)
                                       ==========    ============

NOTES TO THE
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $4,594,994, $4,858,784 and $1,896,733 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                         SHARES         VALUE
Sales:
   Class A...........................   2,075,230    $ 20,603,696
   Class B...........................     101,278       1,014,076
   Class C...........................      30,768         308,888
                                       ----------    ------------
Total Sales..........................   2,207,276    $ 21,926,660
                                       ==========    ============

Dividend Reinvestment:
   Class A...........................       5,556    $     53,110
   Class B...........................       2,253          21,653
   Class C...........................         805           7,704
                                       ----------    ------------
Total Dividend Reinvestment..........       8,614    $     82,467
                                       ==========    ============

Repurchases:
   Class A...........................  (2,382,391)   $(23,760,318)
   Class B...........................    (135,702)     (1,353,590)
   Class C...........................     (44,182)       (434,848)
                                       ----------    ------------
Total Repurchases....................  (2,562,275)   $(25,548,756)
                                       ==========    ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 1,464 and 1,799 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                  CONTINGENT DEFERRED
                                     SALES CHARGE
                                    AS A PERCENTAGE
                                   OF DOLLAR AMOUNT
                                   SUBJECT TO CHARGE
                                -----------------------
YEAR OF REDEMPTION              CLASS B         CLASS C
First..........................  5.00%           1.00%
Second.........................  4.00%           None
Third..........................  3.00%           None
Fourth.........................  2.50%           None
Fifth..........................  1.50%           None
Thereafter.....................  None            None

NOTES TO THE
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,000 and CDSC on redeemed shares of approximately $10,500. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,218,007 and $11,064,595, respectively.

5. DISTRIBUTION AND SERVICE PLAN

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes or shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $7,900 and $0 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $38,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $4,000.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Focus Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                   MARKET
DESCRIPTION                                                           SHARES        VALUE
COMMON STOCKS  97.1%
ADVERTISING  0.9%
Univision Communications, Inc. (a).................................   63,500    $  1,930,400
                                                                                ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.2%
Bank of New York Co., Inc..........................................   93,350       2,683,812
                                                                                ------------
BIOTECHNOLOGY  3.2%
Amgen, Inc. (a)....................................................  109,135       7,250,929
                                                                                ------------
BROADCASTING & CABLE TV  4.3%
Clear Channel Communications, Inc. (a).............................  165,350       7,009,186
Comcast Corp. (a)..................................................   92,000       2,776,560
                                                                                ------------
                                                                                   9,785,746
                                                                                ------------
COMMUNICATIONS EQUIPMENT  3.8%
Cisco Systems, Inc. (a)............................................  386,500       6,450,685
QUALCOMM, Inc......................................................   62,500       2,234,375
                                                                                ------------
                                                                                   8,685,060
                                                                                ------------
COMPUTER HARDWARE  3.9%
Dell Computer Corp. (a)............................................  116,425       3,720,943
Hewlett-Packard Co.................................................  109,000       2,321,700
International Business Machines Corp...............................   33,000       2,722,500
                                                                                ------------
                                                                                   8,765,143
                                                                                ------------
CONSUMER FINANCE  1.4%
American Express Co................................................   78,125       3,266,406
                                                                                ------------
DATA PROCESSING & OUTSOURCING SERVICES  0.9%
First Data Corp....................................................   50,950       2,111,368
                                                                                ------------
DIVERSIFIED BANKS  1.7%
Wells Fargo & Co...................................................   77,950       3,928,680
                                                                                ------------
DIVERSIFIED CAPITAL MARKETS  1.3%
J.P. Morgan Chase & Co.............................................   84,350       2,883,083
                                                                                ------------
HEALTH CARE EQUIPMENT  2.0%
Medtronic, Inc.....................................................   94,900       4,552,353
                                                                                ------------
HOME IMPROVEMENT RETAIL  1.8%
Home Depot, Inc....................................................  124,000       4,106,880
                                                                                ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                   MARKET
DESCRIPTION                                                           SHARES        VALUE
HOUSEHOLD PRODUCTS  2.3%
Procter & Gamble Co...............................................    59,300    $  5,288,374
                                                                                ------------
HYPERMARKETS & SUPER CENTERS  4.9%
Costco Wholesale Corp. (a)........................................    65,800       2,408,280
Wal-Mart Stores, Inc..............................................   162,725       8,733,451
                                                                                ------------
                                                                                  11,141,731
                                                                                ------------
INDUSTRIAL CONGLOMERATES  7.8%
3M Co.............................................................    63,000       8,125,740
General Electric Co...............................................   331,050       9,494,514
                                                                                ------------
                                                                                  17,620,254
                                                                                ------------
INTEGRATED OIL & GAS  3.7%
Exxon Mobil Corp..................................................   233,550       8,386,780
                                                                                ------------
INTERNET RETAIL  2.8%
eBay, Inc. (a)....................................................    23,550       2,453,439
InterActiveCorp (a)...............................................    98,830       3,910,703
                                                                                ------------
                                                                                   6,364,142
                                                                                ------------
INVESTMENT BANKING & BROKERAGE  1.3%
Goldman Sachs Group, Inc..........................................    36,100       3,023,375
                                                                                ------------
MANAGED HEALTH CARE  1.5%
UnitedHealth Group, Inc...........................................    66,900       3,361,725
                                                                                ------------
MULTI-LINE INSURANCE  2.5%
American International Group, Inc.................................   103,925       5,734,581
                                                                                ------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc.................................................    84,275       2,829,112
                                                                                ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  4.7%
Citigroup, Inc....................................................   251,783      10,776,312
                                                                                ------------
PHARMACEUTICALS  13.5%
Eli Lilly & Co....................................................    41,500       2,862,255
Johnson & Johnson.................................................    75,550       3,905,935
Merck & Co., Inc..................................................    89,800       5,437,390
Pfizer, Inc.......................................................   404,850      13,825,628
Wyeth.............................................................   103,250       4,703,038
                                                                                ------------
                                                                                  30,734,246
                                                                                ------------
REGIONAL BANKS  1.1%
Fifth Third Bancorp...............................................    43,800       2,511,492
                                                                                ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                   MARKET
DESCRIPTION                                                           SHARES        VALUE
SEMICONDUCTOR EQUIPMENT  1.2%
Applied Materials, Inc. (a)........................................  169,950    $  2,695,407
                                                                                ------------
SEMICONDUCTORS  6.0%
Intel Corp.........................................................  424,500       8,822,808
Linear Technology Corp.............................................   90,800       2,924,668
Texas Instruments, Inc.............................................  107,075       1,884,520
                                                                                ------------
                                                                                  13,631,996
                                                                                ------------
SOFT DRINKS  3.5%
Coca-Cola Co.......................................................  108,275       5,025,043
PepsiCo, Inc.......................................................   64,600       2,874,700
                                                                                ------------
                                                                                   7,899,743
                                                                                ------------
SPECIALTY STORES  1.3%
Bed Bath & Beyond, Inc. (a)........................................   76,550       2,970,906
                                                                                ------------
SYSTEMS SOFTWARE  9.2%
Microsoft Corp.....................................................  677,600      17,353,336
Oracle Corp. (a)...................................................  302,525       3,636,351
                                                                                ------------
                                                                                  20,989,687
                                                                                ------------
TOBACCO  2.1%
Altria Group, Inc..................................................  106,800       4,852,992
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  97.1%
   (Cost $192,360,327).............................................              220,762,715
                                                                                ------------
REPURCHASE AGREEMENT  2.9%
State Street Bank & Trust Co. ($6,691,000 par collateralized by
   U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $6,691,121)
   (Cost $6,691,000)...............................................                6,691,000
                                                                                ------------
TOTAL INVESTMENTS  100.0%
   (Cost $199,051,327).............................................              227,453,715

LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%........................                   (31,457)
                                                                                ------------

NET ASSETS  100.0%.................................................             $227,422,258
                                                                                ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $199,051,327)..................................................    $227,453,715
Cash...................................................................................             783
Receivables:
   Investments Sold....................................................................       7,408,071
   Dividends...........................................................................         254,467
   Fund Shares Sold....................................................................         186,086
   Interest............................................................................             121
Other..................................................................................         369,497
                                                                                           ------------
     Total Assets......................................................................     235,672,740
                                                                                           ------------
LIABILITIES:
Payables:
   Investments Purchased...............................................................       7,105,098
   Fund Shares Repurchased.............................................................         447,890
   Distributor and Affiliates..........................................................         321,256
   Investment Advisory Fee.............................................................         153,925
Accrued Expenses.......................................................................         161,722
Directors' Deferred Compensation and Retirement Plans..................................          60,591
                                                                                           ------------
     Total Liabilities.................................................................       8,250,482
                                                                                           ------------
NET ASSETS.............................................................................    $227,422,258
                                                                                           ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)............    $403,367,128
Net Unrealized Appreciation............................................................      28,402,388
Accumulated Net Investment Loss........................................................         (62,433)
Accumulated Net Realized Loss..........................................................    (204,284,825)
                                                                                           ------------
NET ASSETS.............................................................................    $227,422,258
                                                                                           ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $90,949,294 and 6,462,717 shares of beneficial interest issued
     and outstanding)..................................................................    $      14.07
     Maximum sales charge (5.75%* of offering price)...................................             .86
                                                                                           ------------
     Maximum offering price to public..................................................    $      14.93
                                                                                           ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $112,468,889 and 8,502,706 shares of beneficial interest issued
     and outstanding)..................................................................    $      13.23
                                                                                           ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $24,004,075 and 1,814,407 shares of beneficial interest issued
     and outstanding)..................................................................    $      13.23
                                                                                           ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends..............................................................................    $  2,641,585
Interest...............................................................................         471,592
                                                                                           ------------
     Total Income......................................................................       3,113,177
                                                                                           ------------
EXPENSES:
Investment Advisory Fee................................................................       2,066,081
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $220,595, $1,167,006 and $246,582, respectively)....................................       1,634,183
Shareholder Services...................................................................         442,879
Administrative Fee.....................................................................         387,292
Legal..................................................................................          32,899
Custody................................................................................          32,886
Directors' Fees and Related Expenses...................................................          26,240
Other..................................................................................         212,524
                                                                                           ------------
     Total Expenses....................................................................       4,834,984
     Expense Reduction ($211,841 Investment Advisory Fee and $122,573
     other)............................................................................         334,414
     Less Credits Earned on Cash Balances..............................................           3,001
                                                                                           ------------
     Net Expenses......................................................................       4,497,569
                                                                                           ------------
NET INVESTMENT LOSS....................................................................    $ (1,384,392)
                                                                                           ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments.........................................................................    $(61,877,609)
   Foreign Currency Transactions.......................................................            (263)
                                                                                           ------------
Net Realized Loss......................................................................     (61,877,872)
                                                                                           ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period.............................................................     (19,905,184)
   End of the Period...................................................................      28,402,388
                                                                                           ------------
Net Unrealized Appreciation During the Period..........................................      48,307,572
                                                                                           ------------
NET REALIZED AND UNREALIZED LOSS.......................................................    $(13,570,300)
                                                                                           ============
NET DECREASE IN NET ASSETS FROM OPERATIONS.............................................    $(14,954,692)
                                                                                           ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                            YEAR ENDED         YEAR ENDED
                                                          JUNE 30, 2003      JUNE 30, 2002
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.....................................   $ (1,384,392)      $ (4,099,348)
Net Realized Loss.......................................    (61,877,872)       (62,705,649)
Net Unrealized Appreciation/Depreciation
   During the Period....................................     48,307,572        (29,753,627)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....    (14,954,692)       (96,558,624)
                                                           ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................     56,641,307        108,751,626
Cost of Shares Repurchased..............................   (105,120,081)      (155,350,393)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......    (48,478,774)       (46,598,767)
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS............................    (63,433,466)      (143,157,391)
NET ASSETS:
Beginning of the Period.................................    290,855,724        434,013,115
                                                           ------------       ------------
End of the Period (Including accumulated net investment
   loss of $62,433 and $100,701, respectively)..........   $227,422,258       $290,855,724
                                                           ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               YEAR ENDED JUNE 30,
                                             ---------------------------------------------------------
CLASS A SHARES                               2003 (a)   2002 (a)     2001 (a)     2000 (a)    1999 (a)
                                             ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD................................ $14.60     $ 18.94      $ 27.17      $ 22.98     $20.01
                                             ------     -------      -------      -------     ------
  Net Investment Loss.......................   (.02)       (.11)        (.16)        (.18)      (.14)
  Net Realized and Unrealized Gain/Loss.....   (.51)      (4.23)       (6.81)        5.82       4.70
                                             ------     -------      -------      -------     ------
Total from Investment Operations............   (.53)      (4.34)       (6.97)        5.64       4.56
Less Distributions from Net Realized Gain...    -0-         -0-        (1.26)       (1.45)     (1.59)
                                             ------     -------      -------      -------     ------
NET ASSET VALUE, END OF THE PERIOD.......... $14.07     $ 14.60      $ 18.94      $ 27.17     $22.98
                                             ======     =======      =======      =======     ======

Total Return * (b)..........................  -3.63%     -22.87%      -26.45%       25.28%     25.57%
Net Assets at End of the Period
  (In millions)............................. $ 90.9     $ 109.7      $ 155.1      $ 186.0     $ 73.8
Ratio of Expenses to Average
  Net Assets *..............................   1.50%       1.50%        1.50%        1.50%      1.50%
Ratio of Net Investment Loss to Average
  Net Assets *..............................   (.14%)      (.62%)       (.73%)       (.71%)     (.73%)
Portfolio Turnover..........................    205%        114%          80%         106%       282%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....   1.65%       1.55%        1.52%        1.56%      1.61%
Ratio of Net Investment Loss to Average
   Net Assets...............................   (.29%)      (.67%)       (.75%)       (.77%)     (.84%)

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               YEAR ENDED JUNE 30,
                                             --------------------------------------------------------
CLASS B SHARES                               2003 (a)   2002 (a)     2001 (a)     2000 (a)    1999 (a)
                                             --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD................................ $13.84     $18.09       $26.22       $22.38      $19.67
                                             ------     ------       ------       ------      ------
  Net Investment Loss.......................   (.11)      (.22)        (.32)        (.36)       (.28)
  Net Realized and Unrealized Gain/Loss.....   (.50)     (4.03)       (6.55)        5.65        4.58
                                             ------     ------       ------       ------      ------
Total from Investment Operations............   (.61)     (4.25)       (6.87)        5.29        4.30
Less Distributions from Net Realized Gain...    -0-        -0-        (1.26)       (1.45)      (1.59)
                                             ------     ------       ------       ------      ------
NET ASSET VALUE, END OF THE PERIOD.......... $13.23     $13.84       $18.09       $26.22      $22.38
                                             ======     ======       ======       ======      ======

Total Return * (b)..........................  -4.48%    -23.44%      -27.01%       24.42%      24.59%
Net Assets at End of the Period
  (In millions)............................. $112.5     $149.5       $230.5       $307.8      $176.2
Ratio of Expenses to Average
  Net Assets *..............................   2.25%      2.25%        2.25%        2.25%       2.25%
Ratio of Net Investment Loss to
  Average Net Assets *......................   (.89%)    (1.37%)      (1.48%)      (1.46%)     (1.50%)
Portfolio Turnover..........................    205%       114%          80%         106%        282%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....   2.40%      2.30%        2.27%        2.31%       2.36%
Ratio of Net Investment Loss to Average
   Net Assets...............................  (1.04%)    (1.42%)      (1.50%)      (1.52%)     (1.61%)

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               YEAR ENDED JUNE 30,
                                             --------------------------------------------------------
CLASS C SHARES                               2003 (a)   2002 (a)     2001 (a)     2000 (a)    1999 (a)
                                             --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD................................ $13.85     $18.09       $26.21       $22.36      $19.66
                                             ------     ------       ------       ------      ------
  Net Investment Loss.......................   (.11)      (.22)        (.32)        (.36)       (.28)
  Net Realized and Unrealized Gain/Loss.....   (.51)     (4.02)       (6.54)        5.66        4.57
                                             ------     ------       ------       ------      ------
Total from Investment Operations............   (.62)     (4.24)       (6.86)        5.30        4.29
Less Distributions from Net Realized Gain...    -0-        -0-        (1.26)       (1.45)      (1.59)
                                             ------     ------       ------       ------      ------
NET ASSET VALUE, END OF THE PERIOD.......... $13.23     $13.85       $18.09       $26.21      $22.36
                                             ======     ======       ======       ======      ======

Total Return * (b)..........................  -4.48%    -23.44%      -26.95%       24.38%      24.67%
Net Assets at End of the Period
  (In millions)............................. $ 24.0     $ 31.6       $ 48.4       $ 61.3      $ 27.2
Ratio of Expenses to Average
  Net Assets *..............................   2.25%      2.25%        2.25%        2.25%       2.25%
Ratio of Net Investment Loss to Average
  Net Assets *..............................   (.89%)    (1.37%)      (1.48%)      (1.46%)     (1.48%)
Portfolio Turnover..........................    205%       114%          80%         106%        282%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....   2.40%      2.33%        2.27%        2.31%       2.36%
Ratio of Net Investment Loss to
  Average Net Assets........................  (1.04%)    (1.45%)      (1.50%)      (1.52%)     (1.59%)

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a nondiversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ official closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $175,204,274, which will expire between June 30, 2009 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes............................  $215,848,109
                                                                  ============
Gross tax unrealized appreciation...............................  $ 16,959,122
Gross tax unrealized depreciation...............................    (5,353,516)
                                                                  ------------
Net tax unrealized appreciation on investments..................  $ 11,605,606
                                                                  ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $1,420,178 has been reclassified from accumulated net investment loss to capital. Also, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,745 was reclassified from accumulated undistributed net investment loss to accumulated net realized loss. Finally, a permanent book and tax difference of $263 relating to the recognition of net realized loss on foreign currency transactions was reclassified from accumulated net realized loss to accumulated undistributed net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $3,001 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                               % PER ANNUM
First $500 million.....................................   0.90%
Next $500 million......................................   0.85%
Over $1 billion........................................   0.80%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $211,841 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $11,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $21,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $7,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $287,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent total administrative, accounting, transfer agency and sub-transfer agency fees exceed .25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $122,573 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $37,507 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $22,527.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $157,586,875, $200,664,200 and $45,116,053 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                            SHARES             VALUE
SALES:
   Class A.............................................    3,079,488       $  40,638,748
   Class B.............................................      908,867          11,209,573
   Class C.............................................      386,194           4,792,986
                                                          ----------       -------------
Total Sales............................................    4,374,549       $  56,641,307
                                                          ==========       =============
REPURCHASES:
   Class A.............................................   (4,129,589)      $ (54,690,480)
   Class B.............................................   (3,209,779)        (39,844,770)
   Class C.............................................     (855,929)        (10,584,831)
                                                          ----------       -------------
Total Repurchases......................................   (8,195,297)      $(105,120,081)
                                                          ==========       =============

     At June 30, 2002, capital aggregated $172,206,556, $230,001,728 and
$51,057,796 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                            SHARES             VALUE
SALES:
   Class A.............................................    4,282,922       $  71,885,368
   Class B.............................................    1,622,355          27,087,881
   Class C.............................................      590,680           9,778,377
                                                          ----------       -------------
Total Sales............................................    6,495,957       $ 108,751,626
                                                          ==========       =============
REPURCHASES:
   Class A.............................................   (4,959,012)      $ (82,533,145)
   Class B.............................................   (3,562,866)        (57,172,912)
   Class C.............................................     (983,115)        (15,644,336)
                                                          ----------       -------------
Total Repurchases......................................   (9,504,993)      $(155,350,393)
                                                          ==========       =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 88,111 and 54,515 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                CHARGE AS A PERCENTAGE OF DOLLAR
                                                    AMOUNT SUBJECT TO CHARGE
                                                --------------------------------
YEAR OF REDEMPTION                                  CLASS B             CLASS C
First...........................................      5.00%              1.00%
Second..........................................      4.00%              None
Third...........................................      3.00%              None
Fourth..........................................      2.50%              None
Fifth...........................................      1.50%              None
Thereafter......................................      None               None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $27,800 and CDSC on redeemed shares of Classes B and C of approximately $311,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $449,412,934 and $492,641,581, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,004,400 and $41,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $912,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $172,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON STOCKS  89.1%
AUSTRALIA  1.5%
Aluminum, Ltd. (a)...........................................   47,017    $    128,488
Amcor, Ltd. (b)..............................................   20,542         111,999
AMP, Ltd. (b)................................................   19,897          66,398
Australia and New Zealand Banking Group, Ltd.................   15,000         187,435
Australian Gas & Light Co., Ltd. (b).........................   11,550          84,920
BHP Biliton, Ltd.............................................   74,342         431,282
Boral, Ltd...................................................    5,007          17,011
Coca-Cola Amatil, Ltd. (b)...................................   39,167         150,165
Coles Myer, Ltd. (b).........................................   23,731         111,539
Commonwealth Bank of Australia...............................   23,741         471,053
CSL, Ltd. (b)................................................    2,784          22,338
CSR, Ltd. (b)................................................   26,206          34,136
Diversified Property Trust...................................   10,287          21,067
Foster's Brewing, Ltd........................................   49,122         138,858
General Property Trust (b)...................................   38,821          76,114
Leighton Holdings, Ltd. (b)..................................    7,163          48,096
Lend Lease Corp., Ltd. (b)...................................    8,799          49,333
Mayne Nickless, Ltd..........................................   21,280          39,150
National Australia Bank, Ltd. (b)............................   29,213         657,105
News Corp., Ltd. (b).........................................   35,414         266,322
OneSteel, Ltd................................................    4,773           6,153
Orica, Ltd...................................................    7,561          54,982
Pacific Dunlop, Ltd. (a).....................................    5,533          21,734
PaperlinX, Ltd...............................................    3,376          10,382
QBE Insurance Group, Ltd.....................................   11,420          71,465
Rinker Group, Ltd. (a).......................................   26,206          92,203
Rio Tinto, Ltd...............................................    5,417         106,244
Santos, Ltd..................................................    9,692          38,395
Southcorp, Ltd...............................................   16,467          31,180
Stockland Trust Group........................................   10,859          36,529
Suncorp-Metway, Ltd..........................................    8,300          64,647
Tabcorp Holdings, Ltd........................................    8,543          61,779
Telstra Corp., Ltd.-ADR (b)..................................  108,659         321,020
Wesfarmers, Ltd..............................................    7,144         121,360
Westfield Trust..............................................    1,586           3,674
Westfield Trust (a)..........................................   43,188         100,045
Westpac Banking Corp., Ltd...................................   26,471         288,827

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
AUSTRALIA (CONTINUED)
WMC Resources, Ltd...........................................   47,017    $    110,809
Woolworths, Ltd..............................................   29,825         250,726
                                                                          ------------
                                                                             4,904,963
                                                                          ------------
AUSTRIA  0.5%
Boehler-Udderholm, AG........................................      872          48,275
Erste Bank Der Oester Spark..................................    4,278         378,653
Flughafen Wein, AG...........................................    1,619          58,940
Mayr-Melnhof Karton, AG......................................    1,046          87,241
Oesterreichish Elektrizitaets, AG, Class A...................      977          90,162
OMV, AG......................................................    2,091         251,629
Rhi, AG......................................................    1,698          20,215
Telekom Austria, AG (a)......................................   43,164         490,536
VA Technologies, AG..........................................    1,368          36,207
Voestalpine, AG..............................................    3,861         152,730
Wienerberger Baustoffindustrie, AG...........................    5,918         104,150
                                                                          ------------
                                                                             1,718,738
                                                                          ------------
BELGIUM  0.3%
Dexia........................................................   27,143         343,746
Electrabel, SA...............................................      141          35,989
Fortis, AG...................................................   28,339         492,866
KBC Bancassurance Holding (a)................................    2,068          81,328
Solvay, SA...................................................      680          46,930
UCB, SA......................................................      892          24,481
                                                                          ------------
                                                                             1,025,340
                                                                          ------------
BERMUDA  0.2%
Cheung Kong Infrastructure...................................   25,000          47,928
Esprit Holdings, Ltd.........................................   37,000          90,624
Ingersoll-Rand Co............................................    3,300         156,156
Johnson Electric Holdings, Ltd...............................   73,500          91,426
Li & Fung, Ltd...............................................   79,000         101,813
Yue Yuen Industrial Hldg.....................................   15,000          38,375
                                                                          ------------
                                                                               526,322
                                                                          ------------
CANADA  2.6%
Abitibi-Consolidated, Inc....................................    9,450          59,945
Agrium, Inc..................................................    5,050          54,942
Alcan Aluminum, Ltd..........................................    7,649         237,016
Ballard Power Systems, Inc. (a)..............................      800          10,846
Bank of Montreal.............................................   10,000         313,848
Bank of Nova Scotia..........................................    9,300         412,266
Barrick Gold Corp............................................    6,600         116,787
BCE, Inc.....................................................    9,500         217,643

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
CANADA (CONTINUED)
Biovail Corp. (a)............................................    4,200    $    194,983
Bombardier, Inc., Class B....................................   25,700          86,630
Brascan Corp., Class A.......................................    2,900          71,123
C.I.Fund Management,Inc......................................    9,600          81,219
Cameco Corp..................................................    1,300          41,711
Canadian Imperial Bank of Commerce...........................    7,600         302,150
Canadian Natural Resources, Ltd..............................    8,100         321,132
Canadian Pacific Railway, Ltd................................    4,050          90,544
Canadian Tire Corp., Class A.................................    2,200          52,738
Celestica, Inc. (a)..........................................    5,200          81,006
Cognos, Inc. (a).............................................      800          21,520
Cp Ships, Ltd................................................    2,025          33,532
Dofasco, Inc.................................................    3,700          70,984
Domtar, Inc..................................................   12,500         136,456
Enbridge, Inc................................................    4,100         144,948
EnCana Corp..................................................   20,016         763,288
Fairfax Financial Holdings, Ltd. (a).........................      100          15,121
Fairmont Hotels & Resorts, Inc...............................    2,025          46,168
Four Seasons Hotels, Inc.....................................      800          34,378
George Weston, Ltd...........................................    3,500         264,381
Husky Energy Inc.............................................    6,900          89,065
Imperial Oil, Ltd............................................    7,900         274,453
Inco, Ltd. (a)...............................................    7,850         165,193
Investors Group, Inc.........................................      775          16,263
Magna International, Inc., Class A...........................    3,300         220,844
Manulife Financial Corp......................................    8,800         247,886
MDS Inc., Class B............................................    9,500         130,124
National Bank of Canada......................................    2,400          65,216
Nexen, Inc...................................................    9,600         241,814
Noranda, Inc.................................................   11,950         114,410
Nortel Networks Corp. (a)....................................   42,964         115,352
Penn West Petroleum, Ltd. (a)................................    3,200         102,674
Petro-Canada.................................................    8,300         330,347
Placer Dome, Inc.............................................    5,400          65,720
Potash Corp. of Saskatchewan, Inc............................    1,900         120,524
Power Corp. of Canada........................................    5,900         182,559
Precision Drilling Corp. (a).................................    2,300          86,215
Rogers Communication, Inc., Class B..........................    7,400         118,171
Royal Bank of Canada.........................................   11,500         486,720
Shell Canada, Ltd............................................    2,400          93,168
Sun Life Financial Services of Canada, Inc...................    7,600         156,849
Suncor Energy, Inc...........................................   16,200         302,790
Talisman Energy, Inc.........................................    6,700         303,928
Teck Cominco, Ltd............................................    5,693          46,401

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
CANADA (CONTINUED)
Thomson, SA................................................      6,100    $    190,773
TransAlta Corp.............................................      3,300          43,740
TransCanada Corp...........................................      8,544         149,674
                                                                          ------------
                                                                             8,738,178
                                                                          ------------
CAYMAN ISLANDS  0.2%
GlobalSantaFe Corp.........................................      4,998         116,653
Transocean Offshore, Inc. (a)..............................      9,000         197,730
XL Capital, Ltd............................................      5,100         423,300
                                                                          ------------
                                                                               737,683
                                                                          ------------
CHINA  1.0%
Aluminum Corp. of China, Ltd...............................    508,000         113,350
Beijing Capital International..............................    260,000          63,348
Beijing Datang Power Gen. Co...............................    266,000         117,682
China Eastern Airlines Corp., Ltd..........................    290,000          36,073
China Petrolium & Chemical Corp............................  3,138,000         748,470
China Shipping Development Co..............................    240,000          86,174
China Telecom Corp., Ltd. (a)..............................  1,502,000         344,772
Guangshen Railway Co., Ltd.................................    266,000          47,414
Huaneng Power International, Inc. Class H..................    280,000         319,563
Jiangsu Express............................................    230,000          86,270
Jiangxi Copper Co., Ltd....................................    217,000          33,671
PetroChina, Ltd............................................  3,256,000         981,207
Qingling Motors Co.........................................    236,000          36,316
Sinopec Shangai Petrochemical..............................    432,000          84,205
Sinopec Yizheng Chemical Fibre.............................    260,000          37,009
Tsingtao Brewery Co., Ltd..................................     66,000          47,819
Yanzhou Coal Minining Co., Ltd.............................    190,000          88,322
Zhejiang Expressway Co., Ltd...............................    266,000         110,007
                                                                          ------------
                                                                             3,381,672
                                                                          ------------
DENMARK  0.2%
Danske Bank A/S............................................     24,951         486,630
                                                                          ------------

FINLAND  0.7%
Fortum Oyj.................................................     10,997          88,292
Instrumentarium Oyj........................................        900          34,266
Kone Oyj, Class B..........................................      1,898          79,686
Metso Oyj..................................................     10,709          95,465
Nokia Oyj (b)..............................................    105,375       1,738,117
Outokumpu Oyj..............................................      4,516          39,738
Sampo Oyj, Class A.........................................      8,129          59,749
Sponda Oyj.................................................      5,230          31,282
Stora Enso Oyj.............................................     10,763         120,459
UPM-Kymmene Oyj............................................      7,926         115,876

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
FINLAND (CONTINUED)
Uponor Oyj....................................................     186    $      4,322
Wartsila Oyj..................................................   2,386          29,695
                                                                          ------------
                                                                             2,436,947
                                                                          ------------
FRANCE  2.1%
Accor, SA.....................................................   1,055          38,226
Air Liquide (b)...............................................     893         132,608
Alcatel, SA...................................................  25,311         228,545
Alstom........................................................     922           3,182
Aventis, SA (b)...............................................   9,112         502,149
Axa...........................................................  18,811         292,321
Bail-Investissement...........................................     180          29,400
BNP Paribas, SA...............................................   5,323         270,933
Bouygues, SA..................................................   5,249         145,145
Cap, Gemini SA................................................     708          25,181
Carrefour, SA (b).............................................   1,752          86,010
Casino Guichard...............................................     172          13,453
CNP Assurances................................................     666          28,191
Compagnie de Saint-Gobain.....................................   3,231         127,363
Credit Agricole, SA...........................................   1,475          28,079
Dassault Systemes, SA.........................................     806          26,515
Essilor International, SA.....................................     392          15,818
France Telecom, SA............................................  14,996         368,442
Gecina, SA....................................................   1,120         130,116
Groupe Danone.................................................   2,635         365,225
Imerys, SA....................................................      72          10,501
Klepierre.....................................................   2,724         134,731
Lafarge, SA...................................................   1,174          68,870
Lagardere SCA.................................................     473          20,593
L'Oreal, SA...................................................   4,994         352,703
LVMH Moet-Hennessy Louis Vuitton..............................   2,528         125,589
Pechiney, SA..................................................     548          19,704
Pernod-Ricard.................................................     446          39,861
Pinault-Printemps-Redoute, SA.................................     680          51,310
Sagem, SA.....................................................     243          19,566
Sanofi-Synthelabo, SA (b).....................................   8,727         511,950
Schneider Electric, SA........................................   1,596          75,158
Silic.........................................................     280          13,527
Societe BIC, SA...............................................   1,412          55,059
Societe Fonciere Lyonaise.....................................   4,290         150,505
Societe Generale..............................................   2,264         143,750
Sodexho Alliance, SA..........................................   1,032          27,896

                                               See Notes to Financial Statements

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June 30, 2003

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
FRANCE (CONTINUED)
Sophia, SA..................................................     3,625    $    129,676
Thales, SA..................................................     1,189          35,354
Total, SA (b)...............................................    10,640       1,610,608
Unibail.....................................................     5,020         372,440
Vinci, SA...................................................       232          15,678
Vivendi Universal, SA.......................................     2,606          47,511
                                                                          ------------
                                                                             6,889,442
                                                                          ------------
GERMANY  0.1%
Deutsche Telekom, AG (a)....................................    21,655         331,036
IVG Holding, AG.............................................    17,429         148,153
                                                                          ------------
                                                                               479,189
                                                                          ------------
HONG KONG  1.2%
ASM Pacific Technology, Ltd.................................     4,500          13,099
Bank of East Asia...........................................    69,934         136,762
BOC Hong Kong Holdings, Ltd.................................   123,500         124,321
Cathay Pacific Airways, Ltd.................................    50,000          67,324
Cheung Kong Holdings, Ltd...................................    77,000         462,110
China Southern Airlines Co., Ltd............................   218,000          57,308
CLP Holdings, Ltd. (b)......................................    88,400         384,291
Hang Lung Properties, Ltd...................................    58,000          52,064
Hang Seng Bank, Ltd. (b)....................................    39,100         412,402
Henderson Land Development Co., Ltd.........................    31,000          88,649
Hong Kong & China Gas Co., Ltd. (b).........................   182,210         230,153
Hong Kong Electric Holdings, Ltd............................    68,500         267,916
Hong Kong Exchanges & Clearing, Ltd.........................    45,000          65,208
Hutchison Whampoa, Ltd......................................   105,000         639,575
MTR Corp., Ltd..............................................    68,230          78,308
New World Development Co., Ltd..............................    39,531          15,081
Pacific Century CyberWorks Ltd. (a).........................    93,400          57,790
Shandong International Power................................   258,000          73,614
Shangri-La Asia, Ltd........................................    52,000          33,341
Sino Land Co., Ltd..........................................       749             233
Sun Hung Kai Properties, Ltd................................    71,000         357,816
Swire Pacific Ltd., Class A.................................    47,000         204,920
Techtronic Industries Co....................................    14,000          23,429
Television Broadcasts, Ltd..................................    19,000          67,856
Travelsky Technology, Ltd...................................    57,000          38,374
Wharf Holdings, Ltd.........................................    62,000         119,657
                                                                          ------------
                                                                             4,071,601
                                                                          ------------

See Notes to Financial Statements

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June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
ITALY  2.1%
Aedes S.p.A.................................................    21,860    $     83,228
Alleanza Assicurazioni S.p.A................................    12,088         115,127
Assicurazioni Generali S.p.A................................    23,628         548,454
Autogrill S.p.A.............................................     9,498         103,788
Banca Intesa S.p.A..........................................    13,851          31,864
Banca Monte dei Paschi Siena................................    14,644          40,005
Banca Nazionale Del Lavoro..................................    20,355          34,183
Banca Popolare di Milano SCRL...............................     5,437          23,827
Banco Intesa S.p.A..........................................    89,705         287,365
Banco Popolare di Verona e Nov..............................     6,825          93,420
Bca Fideuram S.p.A..........................................     7,930          43,327
Benetton Group S.p.A........................................     7,571          78,638
Beni Stabili S.p.A..........................................   217,660         111,412
Enel S.p.A (b)..............................................    48,856         305,148
ENI S.p.A. (b)..............................................   119,769       1,814,356
Italcementi S.p.A...........................................     1,891          21,577
Mediaset S.p.A..............................................    13,039         110,536
Mediobanca S.p.A............................................    12,426         124,206
Mediolanum S.p.A............................................     5,961          33,323
Pirelli S.p.A...............................................    80,561          81,731
Riunione Adratica di Sicurta S.p.A..........................     7,608         115,602
Sanpaolo-IMI S.p.A..........................................    23,591         219,527
Snia S.p.A..................................................    11,754          23,052
Telecom Italia S.p.A (b)....................................    87,973         797,385
Telecom Italia S.p.A........................................     6,455          35,417
TIM S.p.A (a) (b)...........................................   245,502       1,211,448
UniCredito Italiano S.p.A...................................    86,998         415,288
                                                                          ------------
                                                                             6,903,234
                                                                          ------------
JAPAN  10.8%
Acom Co., Ltd. (b)..........................................     3,200         115,873
Advantest Corp..............................................     2,300         102,090
Aeon Co., Ltd...............................................     2,800          64,244
Aiful Corp..................................................       550          23,495
Ajinomoto Co., Inc. (b).....................................    19,800         189,980
Alps Electric Co., Ltd......................................     5,000          64,161
Amada Co., Ltd..............................................     8,000          25,764
Asahi Breweries, Ltd. (b)...................................    11,000          66,539
Asahi Glass Co., Ltd. (b)...................................    35,600         221,284
Asahi Kasei Corp. (b).......................................    40,400         115,616
Asatsu-DK, Inc..............................................     1,300          23,320
BELLSYSTEM 24, Inc..........................................        60           9,637
Benesse Corp................................................     1,200          20,725
Bridgestone Corp............................................    31,000         421,593

                                               See Notes to Financial Statements

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June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Canon, Inc. (b).............................................    23,800    $  1,094,139
Casio Computer Co., Ltd.....................................    11,000          70,393
Central Japan Railway Co....................................        61         437,696
Chubu Electric Power Co., Inc...............................     7,700         140,695
Chugai Pharmaceutical Co., Ltd..............................    14,000         159,326
Citizen Watch Co., Ltd......................................     8,000          43,052
Credit Saison Co., Ltd......................................     3,500          57,499
CSK Corp....................................................     1,900          51,838
Dai Nippon Printing Co., Ltd................................    12,800         135,631
Daicel Chemical Industries Ltd..............................     5,000          15,894
Daiichi Pharmaceutical Co., Ltd.............................    13,200         172,248
Daikin Industries, Ltd......................................     5,800         106,704
Dainippon Ink & Chemicals...................................    18,000          36,494
Daito Trust Construction Co.................................     3,600          75,842
Daiwa House Industry Co., Ltd...............................    16,800         115,780
Daiwa Securities Co., Ltd. (b)..............................   133,000         765,675
Denki Kagaku Kogyo KK.......................................    19,000          52,789
Denso Corp. (b).............................................    25,700         408,052
East Japan Railway Co. (b)..................................       142         632,664
Ebara Corp..................................................     8,800          30,984
Eisai Co., Ltd..............................................    12,500         257,603
Fanuc, Ltd..................................................     5,800         287,931
Fast Retailing Co., Ltd.....................................       300           9,286
Fuji Photo Film Co., Ltd. (b)...............................    15,000         434,275
Fuji Television Network, Inc................................         9          31,838
Fujikura, Ltd...............................................     6,000          19,824
Fujisawa Pharmaceutical Co., Ltd............................    10,000         187,727
Fujitsu, Ltd. (b)...........................................    46,600         191,291
Furukawa Electric Co., Ltd..................................    15,800          51,676
Hankyu Department Stores....................................     2,000          11,664
Hirose Electric Co., Ltd....................................       800          66,280
Hitachi, Ltd. (b)...........................................    83,000         352,484
Honda Motor Co., Ltd. (b)...................................    40,052       1,520,476
Hoya Corp...................................................     3,000         207,000
Isetan Co., Ltd.............................................     4,000          26,999
Ishihara Sangyo Kaisha, Ltd.................................     6,000          10,162
Ishikawajima-Harima Heavy Industries Co., Ltd...............    31,000          34,917
Itochu Corp.................................................    39,000          98,269
Ito-Yokado Co., Ltd. (b)....................................     4,000          95,949
Japan Air Lines.............................................    32,000          69,951
Japan Tobacco, Inc..........................................        19         102,883
JFE Holdings, Inc...........................................    15,300         229,778
JGC Corp....................................................     6,000          40,449
JSR Corp....................................................     7,000          85,211

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Kajima Corp................................................     35,600    $     84,652
Kaken Pharmaceutical Co., Ltd..............................      2,000          10,746
Kaneka Corp................................................      7,000          43,219
Kansai Electric Power Co., Inc. (b)........................     27,600         436,147
KAO Corp. (b)..............................................     16,800         313,279
Kawasaki Heavy Industries, Ltd.............................     24,000          24,630
Kawasaki Kisen Kaisha, Ltd.................................      3,000           7,259
Keihin Electric Express Railway Co., Ltd...................     15,000          73,464
Keio Electric Railway Co., Ltd.............................      7,000          32,005
Keyence Corp...............................................        800         146,844
Kikkoman...................................................      4,000          26,465
Kinki Nippon Railway Co., Ltd..............................     50,600         131,719
Kirin Brewery Co., Ltd. (b)................................     25,600         180,271
Kokuyo Co., Ltd............................................      1,000           9,545
Komatsu, Ltd...............................................     32,600         125,118
Konami Co., Ltd............................................      3,000          53,815
Konica Corp................................................      7,000          79,838
Koyo Seiko Co., Ltd........................................      2,000          14,334
Kubota Corp................................................     41,400         112,606
Kuraray Co., Ltd...........................................     12,000          78,895
Kurita Water Industries, Ltd...............................      2,000          22,177
Kyocera Corp. (b)..........................................      4,800         275,132
Kyowa Hakko Kogyo Co., Ltd.................................     18,800         101,643
Kyushu Electric Power......................................      5,000          77,969
Lawson, Inc................................................        200           5,507
Mabuchi Motor Co., Ltd.....................................        800          61,274
Marubeni Corp..............................................     40,200          52,323
Marui Co., Ltd.............................................     11,800         105,049
Matsushita Electric Industrial Co., Ltd. (b)...............     66,400         658,709
Matsushita Electric Works..................................      5,000          29,661
Meiji Seika Kaisha, Ltd....................................      6,000          19,674
Meitec Corp................................................        900          27,408
Minebea Co., Ltd...........................................     12,000          47,658
Mitsubishi Chemical Corp...................................     56,000         114,472
Mitsubishi Corp............................................     37,000         257,152
Mitsubishi Electric Corp. (a)..............................     62,400         203,045
Mitsubishi Estate Co., Ltd.................................     33,000         223,845
Mitsubishi Heavy Industries, Ltd. (b)......................    103,000         267,265
Mitsubishi Logistcs Corp...................................      2,000          12,115
Mitsubishi Rayon Co., Ltd..................................     14,000          37,379
Mitsui & Co., Ltd..........................................      5,000          15,227
Mitsui & Co., Ltd..........................................     44,200         222,005
Mitsui Chemicals, Inc......................................     20,000          92,612
Mitsui Fudosan Co., Ltd....................................     22,000         140,787

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Mitsui Mining & Smelting Co., Ltd...........................    14,000    $     41,467
Mitsui Sumitomo Insurance Co., Ltd..........................     7,000          32,531
Mitsui Trust Holdings, Inc..................................    33,519          73,831
Murata Manufacturing Co., Inc...............................     6,600         259,914
Namco, Ltd..................................................       200           3,197
NEC Corp....................................................    40,600         203,246
NGK Insulators, Ltd.........................................    11,800          65,569
NGK Spark Plug Co., Ltd.....................................     5,000          35,126
Nidec Corp..................................................       900          59,547
Nikko Cordial Corp..........................................    50,000         201,076
Nikon Corp..................................................     8,000          66,013
Nintendo Co., Ltd...........................................     3,400         247,649
Nippon Express Co., Ltd.....................................    28,000         108,865
Nippon Meat Packers, Inc....................................     5,800          54,876
Nippon Mining Holdings, Inc.................................    10,500          22,778
Nippon Oil Corp.............................................    47,600         206,913
Nippon Sheet Glass Co., Ltd.................................    11,000          33,040
Nippon Steel Corp...........................................   204,000         280,839
Nippon Telegraph & Telephone Corp.--ADR.....................       225         884,193
Nippon Unipac Holding.......................................        29         113,479
Nippon Yusen Kabushiki Kaisha...............................    36,400         142,132
Nissan Motor Co., Ltd.......................................   115,400       1,105,329
Nisshin Seifun Group Inc....................................     5,000          35,585
Nisshinbo Industries........................................     5,000          22,944
Nissin Food Products Co., Ltd...............................     2,100          43,891
Nitto Denko Corp............................................     5,200         170,506
Nomura Holdings, Inc. (a)...................................    75,000         953,652
NSK, Ltd....................................................    23,000          73,305
NTN Corp....................................................    14,000          51,863
NTT Data Corp...............................................        44         135,831
NTT Docomo, Inc.............................................       299         648,617
Obayashi Corp...............................................    20,000          61,408
OJI Paper Co., Ltd..........................................    33,600         147,178
Oki Electric Industry Co., Ltd. (a).........................    15,000          43,052
Olympus Optical Co., Ltd....................................     6,000         124,400
Omron Corp..................................................     7,000         118,268
Onward Kashiyama Co., Ltd...................................     6,000          48,559
Oracle Corp. Japan..........................................     1,900          68,483
Oriental Land Co., Ltd......................................     2,200          96,550
ORIX Corp...................................................     2,300         127,421
Osaka Gas Co................................................    71,200         176,433
Pioneer Electronic Corp.....................................     4,850         109,257
Promise Co., Ltd............................................     3,300         123,624
Ricoh Co., Ltd..............................................    17,000         278,286

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Rohm Co., Ltd...............................................     2,900    $    316,724
Sanden Corp.................................................     1,000           4,764
Sankyo Co., Ltd.............................................    21,500         257,236
Sanyo Electric Co., Ltd.....................................    53,400         183,116
Secom Co., Ltd..............................................     3,800         111,602
Sekisui Chemical Co., Ltd...................................    12,000          40,649
Sekisui House, Ltd..........................................    21,800         165,517
Seven-Eleven Japan Co., Ltd.................................     2,000          49,894
Sharp Corp..................................................    32,600         419,145
Shimamura Co., Ltd..........................................       600          33,190
Shimano, Inc................................................     3,200          50,408
Shimizu Corp................................................    26,800          74,460
Shin-Etsu Chemical Co., Ltd.................................    11,198         383,061
Shionogi & Co., Ltd.........................................    16,000         217,196
Shiseido Co., Ltd...........................................    13,000         126,578
Showa Denko K.K. (a)........................................     5,000           8,719
Showa Shell Sekiyu K.K......................................     6,000          43,152
Skylark Co., Ltd............................................     2,400          28,534
SMC Corp....................................................     1,900         160,269
Softbank Corp...............................................    10,100         191,711
Sompo Japan Insurance, Inc..................................     5,000          27,325
Sony Corp. (b)..............................................    25,497         719,034
Stanley Electric Co., Ltd...................................     4,000          57,102
Sumitomo Chemical Co., Ltd..................................    42,200         132,739
Sumitomo Corp...............................................    25,400         117,405
Sumitomo Electric Industries, Ltd...........................    18,800         137,563
Sumitomo Metal Industries, Ltd..............................    19,000          13,158
Sumitomo Metal Mining Co....................................    15,000          57,570
Sumitomo Osaka Cement Co., Ltd..............................     1,000           1,969
Sumitomo Realty & Development...............................     2,000           8,911
Sumitomo Trust & Banking Co., Ltd...........................    11,000          38,088
Taiheiyo Cement Corp. (a)...................................     5,000           8,594
Taisei Corp.................................................     6,000          11,814
Taisho Pharmaceutical Co....................................    14,000         202,545
Taiyo Yuden Co., Ltd........................................     2,000          19,524
Takara Holdings, Inc........................................     4,000          21,626
Takashimaya Co., Ltd........................................     6,000          29,886
Takeda Chemical Industries, Ltd. (b)........................    45,000       1,663,260
Takefuji Corp...............................................     3,474         180,577
Takuma Co., Ltd.............................................     2,000           9,745
TDK Corp....................................................     3,100         153,377
Teijin, Ltd.................................................    27,600          69,083
Teikoku Oil Co., Ltd........................................     6,000          19,624
Terumo Corp.................................................     6,100         101,535

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
THK Co., Ltd................................................       600    $      8,090
TIS, Inc....................................................     1,052          20,188
Tobu Railway Co., Ltd.......................................    27,800          79,094
Toho Co., Ltd...............................................     3,500          30,779
Tohoku Electric Power Co., Ltd..............................    14,900         220,787
Tokyo Broadcasting System, Inc..............................     2,000          24,413
Tokyo Electric Power Co. (b)................................    38,800         742,948
Tokyo Electron, Ltd.........................................     4,300         204,138
Tokyo Gas Co., Ltd..........................................    80,200         230,854
Tokyu Corp..................................................    34,800         112,366
TonenGeneral Sekiyu K.K.....................................     4,000          28,167
Toppan Printing Co., Ltd....................................    11,800          84,669
Toray Industries, Inc.......................................    40,500          94,276
Toshiba Corp................................................    78,000         268,775
Tosoh Corp..................................................    22,000          49,193
Tostem Inax Holding Corp....................................     7,000         101,039
Toto, Ltd...................................................    13,800          82,094
Toyo Seikan Kaisha, Ltd.....................................     7,000          65,588
Toyobo, Ltd.................................................     2,000           3,488
Toyoda Gosei Co., Ltd.......................................       600          11,839
Toyota Industries Corp......................................     3,950          64,397
Toyota Motor Corp. (b)......................................    98,900       2,566,259
Trend Micro, Inc. (a).......................................     2,000          31,121
Uni-Charm Corp. (First Section).............................     1,500          64,953
UNY Co., Ltd................................................     1,000           8,627
Ushio, Inc..................................................     1,000          11,597
Wacoal Corp.................................................     2,000          15,602
West Japan Railway Co.......................................        14          53,148
World Co., Ltd..............................................     1,100          20,879
Yakult Honsha Co., Ltd......................................     4,000          53,732
Yamada Denki Co., Ltd.......................................       300           6,633
Yamaha Corp.................................................     5,000          68,666
Yamaha Corp.................................................     2,000          16,904
Yamanouchi Pharmaceutical Co., Ltd..........................    18,400         480,514
Yamato Transport Co., Ltd...................................    11,000         121,972
Yamazaki Baking Co., Ltd....................................     4,000          25,531
Yokogawa Electric Corp......................................     2,000          15,469
                                                                          ------------
                                                                            36,204,069
                                                                          ------------
LUXEMBOURG  0.0%
Arcelor.....................................................     5,526          64,453
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
NETHERLANDS  2.1%
ABN Amro Holdings, NV.......................................    28,401    $    543,927
Aegon, NV...................................................    19,767         198,267
Akzo Nobel, NV..............................................     1,987          52,750
ASML Holding, NV (a)........................................     2,143          20,385
Corio, NV...................................................     5,023         161,891
Eurocommercial Properties, NV...............................     3,540          87,749
European Aeronautic Defense.................................       978          12,014
Hagemeyer, NV...............................................     2,707          10,431
Heineken, NV (b)............................................    15,300         543,804
ING Groep, NV...............................................    22,098         384,578
Koninklijke Royal Philips Electronics, NV (b)...............    29,320         558,492
Reed Elsevier, NV...........................................     3,630          42,881
Rodamco Europe, NV..........................................     3,910         204,950
Royal Dutch Petroleum Co. (b)...............................    50,814       2,362,501
Royal KPN, NV (a)...........................................    46,530         330,225
Stmicroelectronics, NV......................................     4,603          96,679
TPG, NV.....................................................    11,442         198,997
Unilever, NV (b)............................................    22,421       1,204,898
Vedior, NV CVA..............................................     1,260          11,435
Wereldhave, NV..............................................     1,270          79,980
Wolters Kluwer, NV CVA......................................     1,562          18,865
                                                                          ------------
                                                                             7,125,699
                                                                          ------------
NEW ZEALAND  0.0%
Carter Holt Harvey, Ltd.....................................    20,786          21,831
                                                                          ------------
NORWAY  0.1%
DnB Holding, ASA............................................     6,032          29,768
Gjensidige NOR Sparebank....................................       488          17,082
Norsk Hydro, ASA............................................     7,121         350,440
Norske Skogsindustrier AS, Class A..........................     1,000          14,972
Statoil, ASA................................................     2,600          22,166
Tandberg, ASA (a)...........................................     2,800          14,517
Tomra Systems, ASA..........................................     1,399           6,012
                                                                          ------------
                                                                               454,957
                                                                          ------------

RUSSIA  1.2%
AO Mosenergo--ADR...........................................    29,200         215,496
AO VimpelCom--ADR...........................................     1,900          88,236
LUKOIL--ADR.................................................     9,300         734,700
MMC Norilsk Nickel--ADR (a).................................    12,800         437,760
OAO Gazprom--ADR............................................     5,700         106,761

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
RUSSIA (CONTINUED)
Rostelecom--ADR.............................................     8,900    $     92,471
Surgutneftegaz--ADR.........................................    24,800         518,320
Unified Energy System--ADR..................................    47,700       1,204,425
YUKOS--ADR (a)..............................................    10,875         609,000
                                                                          ------------
                                                                             4,007,169
                                                                          ------------
SINGAPORE  1.0%
CapitaLand, Ltd.............................................   106,000          74,650
City Developments, Ltd......................................    52,000         131,126
Cycle & Carriage, Ltd.......................................    10,629          29,821
DBS Group Holdings, Ltd.....................................    86,000         503,081
Fraser & Neave, Ltd.........................................    18,000          87,917
Haw Par Corp., Ltd..........................................     3,437           8,472
Keppel Corp.................................................    50,000         139,145
Oversea-Chinese Banking Corp., Ltd..........................    83,000         471,390
Overseas Union Enterprise Ltd...............................     8,000          31,805
Sembcorp Industries Ltd.....................................    96,235          69,959
Singapore Airlines, Ltd.....................................    65,000         383,927
Singapore Press Holdings, Ltd...............................    27,000         280,619
Singapore Technology Engineering, Ltd.......................   162,000         160,091
Singapore Telecommunications, Ltd...........................   456,490         391,481
United Overseas Bank, Ltd...................................    84,080         592,129
United Overseas Land, Ltd...................................    47,000          56,056
                                                                          ------------
                                                                             3,411,669
                                                                          ------------
SPAIN  2.7%
Acciona, SA.................................................       189           9,022
Acerinox, SA................................................       804          30,777
ACS Actividades Cons y Serv.................................     3,109         132,853
Aguas de Barcelona, SA......................................     5,655          77,406
Altadis, SA.................................................    10,426         267,673
Amadeus Global Travel Distribution, SA, Class A.............    19,718         113,176
Autopistas Concesionaria Espanola, SA.......................    13,942         195,168
Banco Bilbao Vizcaya, SA (a) (b)............................    90,877         956,461
Banco Popular Espanol.......................................     2,860         144,748
Banco Santander Central Hispano, SA (a).....................   131,766       1,156,432
Endesa, SA..................................................    37,864         635,004
Fomento de Construcciones y Contratas, SA...................     6,118         171,216
Gas Natural SDG, SA.........................................    37,603         756,925
Grupo Dragados, SA..........................................     8,538         172,159
Grupo Ferrovial, SA.........................................       406          11,045
Iberdrola, SA...............................................    36,285         629,391
Inmobiliaria Colonial, SA...................................     7,350         133,579
Inmobiliaria Urbis, SA......................................     7,530          58,118
Metrovacesa, SA.............................................     8,330         237,623

See Notes to Financial Statements

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June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
SPAIN (CONTINUED)
Repsol YPF, SA (b)...........................................   39,710    $    644,951
Telefonica, SA...............................................  164,179       1,909,243
Union Fenosa, SA.............................................   32,672         554,319
Vallehermoso, SA.............................................    7,735          85,947
                                                                          ------------
                                                                             9,083,236
                                                                          ------------
SWEDEN  1.4%
Assa Abloy AB................................................    1,964          19,038
Atlas Copco AB, Class A (b)..................................    6,334         160,426
Atlas Copco AB, Class B (b)..................................    3,513          82,605
Castellum AB.................................................    3,890          66,900
Electrolux AB, Class B (b)...................................   15,900         314,214
Ericsson Telefon LM, Ser B (a)...............................  320,296         344,525
Hennes & Mauritz AB, Class B (b).............................   42,400         975,785
Holmen AB-B Shares...........................................      800          21,863
JM AB, Class B...............................................    6,080          63,878
Nordea AB....................................................   85,213         411,400
Sandvik AB...................................................   13,190         345,621
Securitas AB, Class B........................................   11,500         117,946
Skandia Forsakrings AB.......................................   21,800          58,077
Skandinaviska Enskilda Banken AB, Class A (b)................    9,810          99,999
Skanska AB, Class B..........................................   24,069         137,577
SKF AB, Class B..............................................    4,210         121,637
Ssab Svenskt Stal AB.........................................    2,200          29,443
Svenska Cellulosa AB, Class B................................    3,090         105,703
Svenska Handelsbanken, Class A...............................   26,154         428,529
Tele2 AB (a).................................................    1,310          48,745
Teliasonera..................................................   88,012         365,469
Volvo AB, Class A............................................    2,614          54,927
Volvo AB, Class B (b)........................................    9,578         210,843
Wm-Data AB, Class B..........................................   13,500          20,600
                                                                          ------------
                                                                             4,605,750
                                                                          ------------
SWITZERLAND  3.5%
ABB, Ltd. (a)................................................    7,510          24,726
Adecco, SA...................................................    3,151         130,087
Centerpulse..................................................       60          16,181
CIBA Specialty Chemicals AG (a)..............................    1,000          60,669
Clariant AG (a)..............................................    1,808          16,587
Credit Suisse Group..........................................   33,992         896,578
Givaudan (a).................................................      146          61,571
Holcim Ltd., Class B.........................................    1,700          62,951
Lonza Group AG...............................................      494          22,661
Nestle, SA (b)...............................................    9,721       2,010,225
Novartis, AG (b).............................................   66,701       2,645,142

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
SWITZERLAND (CONTINUED)
PSP Swiss Property AG........................................      500    $     59,929
Roche Holding AG Bearer......................................    3,866         476,242
Roche Holding AG-Genuss (b)..................................   16,294       1,280,880
Serono, SA...................................................      178         104,830
SGS Societe Generale Surveillance Holdings, SA...............      400         156,555
Sulzer, AG...................................................       14           1,960
Swatch Group AG, Class B (a).................................      646          58,669
Swatch Group, AG (a).........................................      654          11,927
Swiss Re (a).................................................    7,770         431,443
Swisscom, AG.................................................    1,114         317,320
Syngenta, AG--ADR............................................    1,457          73,195
UBS, AG (b)..................................................   39,999       2,229,894
Valora Holding, AG...........................................       57          11,682
Zurich Financial Services, AG (a)............................    3,482         416,057
                                                                          ------------
                                                                            11,577,961
                                                                          ------------
UNITED KINGDOM  9.5%
Amec Plc.....................................................    1,620           6,962
Amersham Plc.................................................   16,421         123,430
ARM Holdings Plc (a).........................................    8,099           8,969
AstraZeneca Group Plc (b)....................................   32,701       1,313,452
Aviva Plc....................................................   27,226         189,345
BAA Plc (b)..................................................   27,321         221,504
BAE Systems Plc (b)..........................................  144,918         341,337
Balfour Beatty Plc...........................................    1,782           5,685
Barclays Plc (b).............................................  126,391         940,103
BG Group Plc (b).............................................   93,029         412,866
Billiton  Plc................................................   22,652         119,438
BOC Group Plc (b)............................................    5,053          64,938
Boots Co. Plc................................................   11,193         119,978
BP Plc (b)...................................................  643,013       4,466,571
BPB Industries Plc...........................................    5,062          25,687
Brambles Industries Plc......................................   19,592          53,109
Brambles Industries Plc......................................   23,662          72,607
British Airways Plc (a) (b)..................................   37,375          93,592
British American Tobacco Plc (b).............................   32,224         366,184
British Sky Broadcasting Plc (a) (b).........................    3,909          43,387
BT Group Plc (b).............................................  215,325         725,168
Bunzl Plc....................................................    1,977          13,880
Cadbury Schweppes Plc........................................   35,662         211,026
Capita Group Plc.............................................   19,001          70,979
Carlton Communications Plc...................................   16,158          40,462
Carnival Plc.................................................    4,461         135,748
Centrica Plc.................................................   31,745          92,218

See Notes to Financial Statements

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June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Chubb Plc...................................................    32,898    $     41,055
Compass Group Plc...........................................    40,739         220,025
De La Rue Plc...............................................    10,271          40,150
Diageo Plc (b)..............................................    70,224         750,994
Dixons Group Plc............................................    42,924          93,653
Electrocomponents Plc.......................................     2,001          10,733
EMI Group Plc (b)...........................................    17,786          35,866
GKN Plc.....................................................    15,427          56,736
GlaxoSmithKline Plc (b).....................................   133,485       2,698,396
Granada Compass Plc.........................................    39,168          58,914
Great Universal Stores Plc..................................    27,573         309,457
Hanson Plc..................................................     7,274          40,608
Hays Plc....................................................    45,805          72,683
HBOS Plc (b)................................................    85,737       1,111,752
Hilton Group Plc............................................    53,221         161,863
HSBC Holdings Plc (b).......................................   193,699       2,292,383
IMI Plc.....................................................     1,748           8,668
Imperial Chemical Industries Plc............................    11,520          23,373
Imperial Tobacco Group Plc..................................    14,384         257,487
Intercontinental Hotels Group (a)...........................    23,797         169,137
Johnson Matthey Plc.........................................       694          10,129
Kelda Group Plc.............................................    10,286          72,682
Kesko Oyj...................................................     5,585          65,655
Kidde Plc...................................................     3,407           4,787
Kingfisher Plc..............................................    29,952         137,260
Legal & General Group Plc...................................    78,437         108,905
Lloyds TSB Group Plc (b)....................................   106,494         757,343
Logica Plc..................................................     8,380          19,842
Marks & Spencer Group Plc...................................    57,377         299,453
Misys Plc...................................................    15,292          64,960
Mitchells & Butlers Plc (a).................................    23,797          91,943
National Grid Group Plc (b).................................    48,449         329,135
Pearson Plc.................................................    12,874         120,442
Peninsular & Oriental Steam Navigation Co...................    14,848          57,674
Pilkington Plc..............................................     4,106           4,496
Prudential Corp. Plc........................................    24,090         146,133
Reckitt Benckiser Plc.......................................    37,110         682,091
Reed Elsevier International Plc.............................    23,411         195,125
Rentokil Initial Plc........................................    52,964         165,677
Reuters Group Plc...........................................    32,181          93,485
Rexam Plc...................................................     4,609          29,025
Rio Tinto Corp. Plc.........................................    10,305         194,178
RMC Group Plc...............................................     2,867          21,882
Rolls-Royce Plc.............................................    68,523         145,258

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Royal & Sun Alliance Insurance Group Plc...................     12,619    $     28,940
Royal Bank of Scotland Group Plc (a) (b)...................     52,394       1,472,235
Sainsbury (J) Plc..........................................     20,405          85,668
Scottish & Newcastle Plc...................................      5,134          31,101
Scottish & Southern Energy Plc (b).........................     86,889         896,182
Scottish Power Plc (b).....................................     75,972         457,090
Serco Group Plc............................................     12,747          33,758
Severn Trent Plc...........................................      9,099         102,872
Shell Transport & Trading Co. Plc (b)......................    140,879         931,436
Smith & Nephew Plc.........................................      5,807          33,426
Smiths Group Plc...........................................      2,536          29,468
Tate & Lyle Plc............................................        952           5,389
Tesco Plc (b)..............................................     77,722         281,663
The Sage Group Plc.........................................     28,098          75,238
TietoEnator Oyj............................................      7,177         121,023
Unilever Plc (b)...........................................     59,429         473,961
Vodafone Air Touch Plc (b).................................  1,961,125       3,841,231
Wolseley Plc...............................................      2,406          26,655
WPP Group Plc (b)..........................................     19,747         155,039
                                                                          ------------
                                                                            31,632,493
                                                                          ------------
UNITED STATES  44.1%
3Com Corp. (a).............................................      1,300           6,084
3M Co. (b).................................................      6,800         877,064
99 Cents Only Stores (a)...................................        200           6,864
A.G. Edwards, Inc..........................................        500          17,100
Abbott Laboratories (b)....................................     36,400       1,592,864
Abercrombie & Fitch Co., Class A (a).......................        300           8,523
Activision, Inc. (a).......................................        300           3,876
Acxiom Corp. (a)...........................................        300           4,527
Adobe Systems, Inc.........................................     12,200         391,254
Advanced Fibre Communications, Inc. (a)....................        600           9,762
AdvancePCS (a).............................................        200           7,646
Aetna, Inc.................................................      6,600         397,320
Affiliated Computer Services, Inc., Class A (a)............        400          18,292
AFLAC, Inc.................................................      8,000         246,000
AGCO Corp. (a).............................................        200           3,416
Agilent Technologies, Inc. (a).............................      5,804         113,468
AGL Resources, Inc.........................................        200           5,088
Air Products & Chemicals, Inc..............................      3,600         149,760
Albertson's, Inc...........................................      3,400          65,280
Alcoa, Inc.................................................     26,800         683,400
ALLETE.....................................................        200           5,310
Alliant Energy Corp........................................        300           5,709

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Allstate Corp...............................................    10,900    $    388,585
Altria Group, Inc...........................................    30,617       1,391,236
Amazon.com, Inc. (a)........................................     4,900         178,801
Ameren Corp.................................................     9,700         427,770
American Express Co.........................................    20,700         865,467
American Financial Group, Inc...............................       200           4,560
American International Group, Inc. (b)......................    29,705       1,639,122
Amgen, Inc. (a).............................................    22,700       1,508,188
Anadarko Petroleum Corp.....................................     6,400         284,608
Anheuser-Busch Cos., Inc., Class A (b)......................    15,500         791,275
Anthem, Inc. (a)............................................     6,100         470,615
AOL Time Warner, Inc. (a) (b)...............................    53,100         854,379
AON Corp....................................................     3,900          93,912
Apache Corp.................................................     4,185         272,276
Apogent Technologies, Inc. (a)..............................       400           8,000
Apple Computer, Inc. (a)....................................     4,200          80,304
Applera Corp.-Applied Biosystems Group......................    15,400         293,062
Applied Materials, Inc. (a).................................    20,900         331,474
Apria Healthcare Group, Inc.................................       100           2,488
Arrow Electronics, Inc. (a).................................       800          12,192
Arthur J. Gallagher & Co....................................       200           5,440
ArvinMeritor, Inc...........................................       200           4,036
Associated Banc-Corp........................................        34           1,254
Astoria Financial Corp......................................       200           5,586
AT&T Corp...................................................     8,520         164,010
AT&T Wireless Services, Inc. (a)............................    24,844         203,969
Automatic Data Processing, Inc. (b).........................    29,100         985,326
Avnet, Inc. (a).............................................       600           7,608
Avon Products, Inc..........................................    18,100       1,125,820
Baker Hughes, Inc...........................................     9,600         322,272
Bank of America Corp. (b)...................................    17,900       1,414,637
Bank of Hawaii Corp.........................................       600          19,890
Bank of New York Co., Inc...................................    10,000         287,500
Bank One Corp...............................................    14,600         542,828
Banknorth Group, Inc........................................       500          12,760
Barnes & Noble, Inc. (a)....................................       200           4,610
Barr Laboratories, Inc. (a).................................       200          13,100
Baxter International, Inc. (b)..............................    29,800         774,800
BEA Systems, Inc. (a).......................................    13,100         142,266
Beckman Coulter, Inc........................................       200           8,128
Becton, Dickinson & Co......................................     3,800         147,630
Bed Bath & Beyond, Inc. (a).................................     5,500         213,455
BellSouth Corp..............................................    22,900         609,827
Belo Corp., Class A.........................................       400           8,944

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Biogen, Inc. (a).............................................    3,200    $    121,600
Biomet, Inc..................................................    4,900         140,434
BISYS Group, Inc. (a)........................................      300           5,511
BJ Services Co. (a)..........................................    2,200          82,192
BJ's Wholesale Club, Inc. (a)................................      200           3,012
Black Hills Corp.............................................      200           6,140
Blyth Industries, Inc........................................      100           2,720
Borders Group, Inc. (a)......................................      300           5,283
Boston Scientific Corp. (a)..................................    3,000         183,300
Bowater, Inc.................................................      200           7,490
Brinker International, Inc. (a)..............................      150           5,403
Brinks Co....................................................      200           2,914
Bristol-Myers Squibb Co. (b).................................   41,700       1,132,155
Burlington Northern Santa Fe Corp............................   26,400         750,816
Burlington Resources, Inc....................................    7,100         383,897
Cabot Corp...................................................      200           5,740
Cabot Microelectronics Corp. (a).............................      129           6,511
Cadence Design Systems, Inc. (a).............................   12,800         154,368
Campbell Soup Co.............................................    8,100         198,450
Cardinal Health, Inc.........................................    7,800         501,540
Caremark Rx, Inc. (a)........................................    6,600         169,488
Carmax, Inc. (a).............................................    1,900          57,285
Catalina Marketing Corp. (a).................................      200           3,530
Caterpillar, Inc.............................................   10,700         595,562
CBRL Group, Inc..............................................      200           7,772
CDW Computer Center, Inc. (a)................................      200           9,160
Cendant Corp. (a)............................................   26,500         485,480
Ceridian Corp. (a)...........................................      500           8,485
Certegy, Inc. (a)............................................      300           8,325
CH Robinson Worldwide, Inc...................................      300          10,668
Charles River Laboratories International, Inc. (a)...........      100           3,218
Cheesecake Factory, Inc. (a).................................      200           7,178
ChevronTexaco Corp. (b)......................................   29,900       2,158,780
Chiron Corp. (a).............................................    1,800          78,696
Choicepoint, Inc. (a)........................................      233           8,043
Church & Dwight Co., Inc.....................................      100           3,273
Cigna Corp. (b)..............................................    6,100         286,334
Cinergy Corp.................................................   10,500         386,295
Cisco Systems, Inc. (a) (b)..................................   97,200       1,622,268
Citigroup, Inc. (b)..........................................   96,566       4,133,025
Citrix Systems, Inc. (a).....................................    7,100         144,556
Clayton Homes, Inc...........................................      500           6,275
Clorox Co....................................................   11,600         494,740
Coach, Inc. (a)..............................................    3,300         164,142

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Coca-Cola Co. (b)...........................................    47,900    $  2,223,039
Colonial Bancgroup, Inc.....................................       200           2,774
Comcast Corp. (a)...........................................    13,863         418,385
Commerce Bancorp, Inc.......................................       200           7,420
Compass Bancshares, Inc.....................................       300          10,479
Computer Associates International, Inc......................    12,700         282,956
ConAgra Foods, Inc..........................................    17,700         417,720
Concord EFS, Inc. (a).......................................    24,300         357,696
Consolidated Edison, Inc....................................    14,100         610,248
Constellation Brands, Inc., Class A (a).....................       200           6,280
Constellation Energy Group, Inc.............................     2,300          78,890
Cooper Cameron Corp. (a)....................................       200          10,076
Corning, Inc. (a)...........................................    13,650         100,874
Costco Wholesale Corp. (a)..................................     8,400         307,440
CVS Corp....................................................     4,900         137,347
Cytec Industries, Inc. (a)..................................       300          10,140
Cytyc Corp. (a).............................................       300           3,156
D.R. Horton, Inc............................................       400          11,240
Danaher Corp................................................     2,000         136,100
Dean Foods Co. (a)..........................................       945          29,768
Deere & Co..................................................     7,800         356,460
Dell Computer Corp. (a) (b).................................    29,900         955,604
Dentsply International, Inc.................................       100           4,090
Devon Energy Corp...........................................     6,773         361,678
DeVry, Inc. (a).............................................       200           4,658
Dial Corp...................................................       300           5,835
Diebold, Inc................................................       300          12,975
Dollar Tree Stores, Inc. (a)................................       350          11,106
Dominion Resources, Inc. (b)................................    18,200       1,169,714
Donaldson Co., Inc..........................................       200           8,890
Dover Corp..................................................     4,800         143,808
Dow Chemical Co. (b)........................................    42,266       1,308,555
DPL, Inc....................................................       322           5,133
Dreyer's Grand Ice Cream, Inc...............................       100           7,862
DST Systems, Inc. (a).......................................       400          15,200
Du Pont (E.I.) de Nemours Co. (b)...........................    34,750       1,446,990
Dun & Bradstreet Corp. (a)..................................       200           8,220
E*trade Group, Inc. (a).....................................     1,100           9,350
Eastman Kodak Co............................................     7,200         196,920
Eaton Corp..................................................     1,800         141,498
Eaton Vance Corp............................................       200           6,320
eBay, Inc. (a)..............................................     3,400         354,212
Edwards Lifesciences Corp. (a)..............................       200           6,428
Electronic Arts, Inc. (a)...................................     2,300         170,177

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Eli Lilly & Co. (b)........................................     24,100    $  1,662,177
EMC Corp. (a)..............................................     30,800         322,476
Emerson Electric Co........................................     13,300         679,630
Emmis Communications Corp. (a).............................        300           6,885
Energizer Holdings, Inc. (a)...............................        200           6,280
Energy East Corp...........................................        500          10,380
Ensco International, Inc...................................        400          10,760
Entercom Communications Corp. (a)..........................        200           9,802
Equitable Resources, Inc...................................        100           4,074
Equity Office Properties Trust.............................      6,100         164,761
Equity Residential.........................................      4,100         106,395
Everest Re Group, Ltd......................................        100           7,650
Exelon Corp. (b)...........................................     21,450       1,282,925
Expeditors International Washington, Inc...................        300          10,392
Express Scripts, Inc., Class A (a).........................        200          13,664
Extended Stay America, Inc. (a)............................        500           6,745
Exxon Mobil Corp...........................................    191,918       6,891,775
Fannie Mae.................................................      7,200         485,568
Fastenal Co................................................        200           6,788
Federated Department Stores, Inc...........................      3,600         132,660
FedEx Corp.................................................      4,700         291,541
Fidelity National Financial, Inc...........................        225           6,921
Fifth Third Bancorp........................................      6,400         366,976
First Data Corp............................................     53,900       2,233,616
First Health Group Corp. (a)...............................        200           5,520
First Virginia Banks, Inc..................................        150           6,468
FirstMerit Corp............................................        200           4,572
FleetBoston Financial Corp.................................     13,600         404,056
Forest Oil Corp. (a).......................................        300           7,536
Fortune Brands, Inc........................................      4,200         219,240
FPL Group, Inc.............................................     11,900         795,515
Freddie Mac................................................      2,400         121,848
Furniture Brands International, Inc. (a)...................        200           5,220
Gannett Co., Inc...........................................     10,200         783,462
Gap, Inc. (The)............................................     11,425         214,333
Gatx Corp..................................................        400           6,540
Genentech, Inc. (a)........................................      4,500         324,540
General Electric Co. (b)...................................    183,099       5,251,279
General Mills, Inc.........................................      9,600         455,136
Gentex Corp. (a)...........................................        200           6,122
Genzyme Corp. (a)..........................................      4,000         167,200
Georgia-Pacific Corp.......................................      2,000          37,900
Gilead Sciences, Inc. (a)..................................      4,400         244,552
Gillette Co. (The) (b).....................................     55,200       1,758,672

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Goldman Sachs Group, Inc.....................................    4,300    $    360,125
Great Plains Energy, Inc.....................................      200           5,776
Greenpoint Financial Corp....................................      300          15,282
Gtech holdings Corp..........................................      200           7,530
Guidant Corp.................................................    3,500         155,365
H&R Block, Inc...............................................    5,600         242,200
H.J. Heinz Co. (b)...........................................   11,500         379,270
Halliburton Co...............................................   12,100         278,300
Harrah's Entertainment, Inc. (a).............................    3,400         136,816
Harris Corp..................................................      300           9,015
Harsco Corp..................................................      500          18,025
Harte-Hanks, Inc.............................................      300           5,700
Hartford Financial Services Group, Inc.......................    3,600         181,296
HCC Insurance Holdings, Inc..................................      100           2,957
HealthNet, Inc. (a)..........................................    5,700         187,815
Helmerich & Payne, Inc.......................................      100           2,920
Henry (Jack) & Associates....................................      300           5,337
Henry Schein, Inc. (a).......................................      100           5,234
Hewlett-Packard Co...........................................   11,100         236,430
Hibernia Corp., Class A......................................      500           9,080
Hillenbrand Industries, Inc..................................      100           5,045
Hilton Hotels Corp...........................................   23,700         303,123
Hispanic Broadcasting Corp. (a)..............................      400          10,180
Home Depot, Inc. (b).........................................   40,800       1,351,296
HON Industries, Inc..........................................      300           9,150
Honeywell International, Inc.................................   11,400         306,090
Hormel Foods Corp............................................      200           4,740
Hospitality Properties Trust.................................      200           6,250
Hubbell, Inc., Class B.......................................      300           9,930
Idacorp, Inc.................................................      300           7,875
IDEC Pharmaceuticals Corp. (a)...............................    3,300         112,200
Illinois Tool Works, Inc.....................................    8,200         539,970
IMC Global, Inc..............................................      300           2,013
Independence Community Bank Corp.............................      100           2,822
IndyMac Bancorp, Inc.........................................      500          12,710
International Business Machines Corp. (b)....................   22,600       1,864,500
International Flavors & Fragrances, Inc......................    1,450          46,299
International Game Technology................................    1,600         163,728
International Paper Co.......................................   20,065         716,922
International Speedway Corp..................................      200           7,902
Intersil Corp. (a)...........................................      500          13,305
Intuit, Inc. (a).............................................    3,400         151,402
Investment Technology Group, Inc. (a)........................      150           2,790
Investors Financial Services Corp............................      200           5,802

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
IVAX Corp. (a)...............................................      500    $      8,925
J. M. Smucker Co.............................................      100           3,989
J.P. Morgan Chase & Co.......................................   34,520       1,179,894
Jacobs Engineering Group, Inc. (a)...........................      100           4,215
JDS Uniphase Corp. (a).......................................   19,000          66,690
Johnson & Johnson (b)........................................   57,100       2,952,070
Kemet Corp. (a)..............................................      700           7,070
Kerr-McGee Corp..............................................    1,500          67,200
KeyCorp......................................................    6,500         164,255
Keyspan Energy Corp..........................................    7,100         251,695
Kimberly-Clark Corp. (b).....................................   23,300       1,214,862
Kinder Morgan, Inc...........................................    4,900         267,785
Kla-Tencor Corp. (a).........................................    2,300         106,927
Kohl's Corp. (a).............................................    5,600         287,728
Kraft Foods, Inc.............................................    9,900         322,245
Krispy Kreme Doughnuts, Inc. (a).............................      100           4,118
Kroger Co. (a)...............................................    4,700          78,396
L-3 Communications Holdings, Inc. (a)........................      200           8,698
Laboratory Corporation of America Holdings (a)...............    4,500         135,675
Labranche & Co., Inc.........................................      300           6,207
Lancaster Colony Corp........................................      100           3,866
Lear Corp. (a)...............................................      200           9,204
Lee Enterprises, Inc.........................................      200           7,506
Legato Systems, Inc. (a).....................................      700           5,873
Legg Mason, Inc..............................................      300          19,485
Lehman Brothers Holdings, Inc................................    3,500         232,680
Lennar Corp., Class A........................................    2,000         143,000
Lennar Corp., Class B........................................      180          12,366
Leucadia National Corp.......................................      100           3,712
Liberty Media Corp., Class A (a).............................   50,498         583,757
Limited Brands...............................................    8,200         127,100
Lincare Holdings, Inc. (a)...................................      300           9,453
Lincoln National Corp........................................    3,100         110,453
Liz Claiborne, Inc...........................................    4,200         148,050
Lockheed Martin Corp. (b)....................................   14,000         665,980
Lowe's Cos., Inc.............................................   13,800         592,710
Lubrizol Corp................................................      100           3,099
Lyondell Chemical Co.........................................      500           6,765
M & T Bank Corp..............................................      169          14,233
Mandalay Resort Group (a)....................................      200           6,370
Manpower, Inc................................................      300          11,127
Marathon Oil Corp............................................   15,200         400,520
Marsh & McLennan Cos., Inc...................................    8,200         418,774
Martin Marietta Materials....................................      200           6,722

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Masco Corp..................................................    13,800    $    329,130
Mattel, Inc.................................................     9,600         181,632
May Department Stores Co....................................     5,000         111,300
Maytag Corp.................................................     6,500         158,730
MBIA, Inc...................................................     2,200         107,250
MBNA Corp...................................................    20,450         426,178
McDonald's Corp. (b)........................................    23,900         527,234
McKesson Corp...............................................     3,583         128,056
MDU Resources Group, Inc....................................       400          13,396
MeadWestvaco Corp...........................................     1,300          32,110
Media General, Inc., Class A................................       100           5,720
Medimmune, Inc. (a).........................................     5,100         185,487
Medtronic, Inc. (b).........................................    36,600       1,755,702
Mellon Financial Corp.......................................     6,500         180,375
Mentor Graphics Corp. (a)...................................       500           7,240
Mercantile Bankshares Corp..................................       200           7,876
Merck & Co., Inc. (b).......................................    42,900       2,597,595
Mercury Interactive Corp. (a)...............................     3,800         146,718
Merrill Lynch & Co., Inc....................................     9,600         448,128
Michaels Stores, Inc........................................       200           7,612
Microchip Technology, Inc...................................     1,000          24,630
Microsoft Corp. (b).........................................   166,100       4,253,821
Millennium Pharmaceuticals, Inc. (a)........................     5,949          93,578
Miller Herman Inc...........................................       300           6,063
Mohawk Industries, Inc. (a).................................       200          11,106
Monsanto Co.................................................    10,212         220,988
Mony Group, Inc.............................................       200           5,390
Moody's Corp................................................     1,300          68,523
Motorola, Inc...............................................    24,800         233,864
Murphy Oil Corp.............................................       300          15,780
Mylan Laboratories, Inc.....................................       550          19,124
National City Corp..........................................     8,500         278,035
National Commerce Financial Corp............................       500          11,095
National Fuel Gas Co........................................       200           5,210
National Instruments Corp. (a)..............................       400          15,112
National-Oilwell, Inc. (a)..................................       200           4,400
Neiman-Marcus Group, Inc., Class A (a)......................       200           7,320
Network Appliance, Inc. (a).................................     4,700          76,187
Networks Associates, Inc. (a)...............................       600           7,608
Neuberger Berman, Inc.......................................       400          15,964
New Plan Excel Realty Trust.................................       400           8,540
New York Community Bancorp, Inc.............................       333           9,687
Newmont Mining Corp.........................................    22,000         714,120
Nextel Communications, Inc., Class A (a)....................     9,300         168,144

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Nike, Inc., Class B.........................................    13,300    $    711,417
NiSource, Inc...............................................    12,449         236,531
Noble Energy, Inc...........................................       300          11,340
Northeast Utilities.........................................       700          11,718
Northrop Grumman Corp.......................................     2,800         241,612
Novellus Systems, Inc. (a)..................................     1,900          69,580
NSTAR.......................................................       200           9,110
Nucor Corp..................................................     1,100          53,735
Occidental Petroleum Corp...................................    10,300         345,565
OGE Energy Corp.............................................       300           6,411
Old Republic International Corp.............................       300          10,281
Omnicare, Inc...............................................       300          10,137
Omnicom Group, Inc..........................................     6,000         430,200
Oracle Corp. (a) (b)........................................    78,000         937,560
Orbital Sciences Corp. (a)..................................     2,179           7,343
Outback Steakhouse, Inc.....................................       200           7,800
Oxford Health Plans, Inc. (a)...............................       200           8,406
Packaging Corporation of America (a)........................       300           5,529
Park Place Entertainment Corp. (a)..........................     1,100           9,999
Patterson Dental Co. (a)....................................       200           9,076
Patterson Uti Energy, Inc. (a)..............................       300           9,720
Paychex, Inc................................................     9,100         266,721
Payless ShoeSource, Inc. (a)................................       200           2,500
Pentair, Inc................................................       200           7,812
PeopleSoft, Inc. (a)........................................     7,700         135,443
Pepco Holdings, Inc.........................................       300           5,748
PepsiCo, Inc................................................    44,100       1,962,450
PETsMART, Inc. (a)..........................................       400           6,668
Pfizer, Inc. (b)............................................   148,760       5,080,154
Phelps Dodge Corp. (a)......................................     1,100          42,174
Pier 1 Imports, Inc.........................................       300           6,120
Pioneer Natural Resources Co. (a)...........................       300           7,830
Pitney Bowes, Inc...........................................     4,000         153,640
Plexus Corp. (a)............................................       300           3,459
PMI Group, Inc..............................................       200           5,368
PNC Financial Services Group, Inc...........................     4,300         209,883
PNM Resources, Inc..........................................       300           8,025
PPG Industries, Inc.........................................     2,000         101,480
Praxair, Inc................................................     1,850         111,185
Pride International, Inc. (a)...............................       400           7,528
Procter & Gamble Co. (b)....................................    25,800       2,300,844
Progress Energy, Inc........................................     3,600         158,040
Protective Life Corp........................................       200           5,350
Provident Financial Group...................................       100           2,563

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Public Service Enterprise Group, Inc.......................     13,600    $    574,600
Puget Energy, Inc..........................................        200           4,774
QUALCOMM, Inc..............................................      9,850         352,138
Quest Diagnostics, Inc. (a)................................      2,500         159,500
Questar Corp...............................................        300          10,041
Radian Group, Inc..........................................        300          10,995
Raytheon Co................................................     12,300         403,932
Reader's Digest Association, Inc., Class A.................        300           4,044
Republic Services, Inc. (a)................................        400           9,068
Reynolds & Reynolds Co., Class A...........................        500          14,280
Rohm & Haas Co.............................................      2,500          77,575
Roslyn Bancorp, Inc........................................        150           3,224
Ross Stores, Inc...........................................        200           8,548
RPM, Inc...................................................        400           5,500
Safeway, Inc. (a)..........................................      4,000          81,840
Saks, Inc. (a).............................................        500           4,850
Samina-SCI Corp. (a).......................................      8,300          52,373
SanDisk Corp. (a)..........................................        500          20,175
Sara Lee Corp. (b).........................................     24,300         457,083
SBC Communications, Inc. (b)...............................     40,798       1,042,389
Scana Corp.................................................        478          16,386
Schlumberger, Ltd..........................................     16,000         761,120
Scholastic Corp. (a).......................................        100           2,978
Sealed Air Corp. (a).......................................      1,100          52,426
Sears, Roebuck & Co........................................      5,600         188,384
SEI Investments Co.........................................        300           9,600
Sempra Energy..............................................      5,700         162,621
Sherwin-Williams Co........................................      2,400          64,512
Sicor, Inc. (a)............................................        300           6,102
Siebel Systems, Inc. (a)...................................     15,400         146,916
Sigma-Aldrich Corp.........................................      1,100          59,598
Silicon Valley Bancshares (a)..............................        400           9,524
Six Flags, Inc. (a)........................................        600           4,068
Smith International, Inc. (a)..............................        400          14,696
Smithfield Foods, Inc. (a).................................        300           6,876
Solectron Corp. (a)........................................     12,700          47,498
Sonoco Products Co.........................................        300           7,206
Southern Co. (b)...........................................     30,000         934,800
Southwest Airlines Co......................................      4,500          77,400
Sovereign Bancorp, Inc.....................................        900          14,085
Sprint Corp. (a)...........................................      3,800          21,850
SPX Corp. (a)..............................................      4,200         185,052
St Paul Cos., Inc..........................................      3,301         120,520
St. Jude Medical, Inc. (a).................................      2,600         149,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Stancorp Financial Group.....................................      100    $      5,222
Stanley Works................................................    2,800          77,280
Staples, Inc. (a)............................................    8,750         160,563
Starbucks Corp. (a)..........................................    8,900         218,228
Starwood Hotels & Resorts Worldwide, Inc.....................   11,500         328,785
State Street Corp............................................    5,900         232,460
Steris Corp. (a).............................................      100           2,309
Storage Technology Corp. (a).................................      800          20,592
Stryker Corp.................................................    2,300         159,551
Sun Microsystems, Inc. (a)...................................   43,800         201,480
Suntrust Banks, Inc..........................................    3,900         231,426
Superior Industries International, Inc.......................      100           4,170
Swift Transportation Co., Inc. (a)...........................      300           5,586
Sybase, Inc. (a).............................................      800          11,128
Synopsys, Inc. (a)...........................................    3,000         185,550
Target Corp. (b).............................................   15,900         601,656
TCF Financial Corp...........................................      200           7,968
Tech Data Corp. (a)..........................................      200           5,342
Teleflex, Inc................................................      400          17,020
Telephone & Data Systems, Inc................................      200           9,940
Temple-Inland, Inc...........................................      700          30,037
Tenet Healthcare Corp. (a)...................................   10,150         118,248
Teradyne, Inc. (a)...........................................    2,300          39,813
The Black & Decker Corp......................................    3,400         147,730
Tidewater, Inc...............................................      400          11,748
Tiffany & Co.................................................    2,600          84,968
Timberland Co., Class A (a)..................................      100           5,286
TJX Cos., Inc................................................    9,700         182,748
Tootsie Roll Industries, Inc.................................       20             610
Toys 'R' Us, Inc. (a)........................................    4,000          48,480
Travelers Property Casualty Corp., Class A...................   11,011         175,075
Travelers Property Casualty Corp., Class B...................   13,837         218,209
Triad Hospitals, Inc. (a)....................................      200           4,964
Triquint Semiconductor, Inc. (a).............................      600           2,496
Tyson Foods, Inc.............................................      738           7,838
United Parcel Service, Inc., Class B.........................    9,000         573,300
United Rentals, Inc. (a).....................................      600           8,334
United Technologies Corp. (b)................................   14,800       1,048,284
UnitedHealth Group, Inc......................................   26,800       1,346,700
Unitrin, Inc.................................................      200           5,424
Universal Health Services, Inc. (a)..........................      100           3,962
Unocal Corp..................................................    6,800         195,092
UnumProvident Corp...........................................    3,300          44,253
US Bancorp...................................................   23,950         586,775

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Valassis Communications, Inc. (a)...........................       200    $      5,144
Valero Energy Corp..........................................       436          15,840
Valspar Corp................................................       200           8,444
Varco International, Inc. (a)...............................       200           3,920
Varian Medical Systems, Inc. (a)............................       100           5,757
Vectren Corp................................................       100           2,505
Verizon Communications, Inc. (b)............................    33,000       1,301,850
Vertex Pharmaceuticals, Inc. (a)............................       300           4,380
Viacom, Inc., Class B (a) (b)...............................    37,423       1,633,888
Viad Corp...................................................       400           8,956
Vishay Intertechnology, Inc. (a)............................     1,100          14,520
Vulcan Materials Co.........................................     3,150         116,771
Wachovia Corp...............................................    16,900         675,324
Waddell & Reed Financial, Inc., Class A.....................       400          10,268
Walgreen Co. (b)............................................    11,900         358,190
Wal-Mart Stores, Inc. (b)...................................    53,100       2,849,877
Walt Disney Co..............................................    43,300         855,175
Washington Mutual, Inc......................................    12,300         507,990
Waste Management, Inc. (b)..................................    27,200         655,248
Weatherford International, Ltd. (a).........................       300          12,570
Webster Financial Corp......................................       200           7,560
WellPoint Health Networks, Inc. (a).........................     6,500         547,950
Wells Fargo & Co. (b).......................................    20,500       1,033,200
Westamerica Bancorporation..................................       100           4,308
Westar Energy Inc...........................................       600           9,738
Westwood One, Inc. (a)......................................       300          10,179
Weyerhaeuser Co.............................................     4,150         224,100
Whirlpool Corp..............................................     2,600         165,620
Whole Foods Market, Inc. (a)................................       200           9,506
Williams-Sonoma, Inc. (a)...................................       300           8,760
Wilmington Trust Corp.......................................       100           2,935
Wind River Systems, Inc. (a)................................       600           2,286
Wisconsin Energy Corp.......................................       300           8,700
Wyeth (b)...................................................    28,500       1,298,175
Xerox Corp. (a).............................................     9,100          96,369
Yahoo!, Inc. (a)............................................    15,800         517,608
Yum! Brands, Inc. (a).......................................     8,000         236,480
Zimmer Holdings, Inc. (a)...................................    14,160         637,908
                                                                          ------------
                                                                           147,061,989
                                                                          ------------

TOTAL COMMON STOCKS  89.1%..................................               297,551,215
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
PREFERRED STOCKS  0.1%
AUSTRALIA  0.1%
News Corp., Ltd..............................................   44,278    $    273,223
                                                                          ------------

SWITZERLAND  0.0%
Schindler Holding AG.........................................       30           4,839
                                                                          ------------

TOTAL PREFERRED STOCKS..................................................       278,062
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  89.2%
   (Cost $290,749,222)..................................................   297,829,277

REPURCHASE AGREEMENT  6.3%
State Street Bank & Trust Co. ($21,170,000 par collateralized by
   U.S. Government obligations in a pooled cash account, dated 06/30/03,
   to be sold on 07/01/03 at $21,170,382) (Cost $21,170,000)............    21,170,000
                                                                          ------------

TOTAL INVESTMENTS  95.5%
   (Cost $311,919,222)..................................................   318,999,277

FOREIGN CURRENCY  0.2%
   (Cost $591,534)......................................................       545,913

OTHER ASSETS IN EXCESS OF LIABILITIES  4.3%.............................    14,338,910
                                                                          ------------

NET ASSETS  100.0%......................................................  $333,884,100
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures and forward transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $311,919,222)................................................   $318,999,277
Foreign Currency (Cost $591,534).....................................................        545,913
Cash.................................................................................      5,522,788
Receivables:
   Fund Shares Sold..................................................................      9,191,918
   Dividends.........................................................................        935,521
   Investments Sold..................................................................         10,307
   Interest..........................................................................          6,592
Other................................................................................        373,725
                                                                                        ------------
     Total Assets....................................................................    335,586,041
                                                                                        ------------
LIABILITIES:
Payables:
   Fund Shares Repurchased...........................................................        492,910
   Distributor and Affiliates........................................................        420,918
   Investment Advisory Fee...........................................................        220,946
   Variation Margin on Futures.......................................................          9,171
Accrued Expenses.....................................................................        239,538
Forward Foreign Currency Contracts...................................................        227,898
Directors' Deferred Compensation and Retirement Plans................................         90,560
                                                                                        ------------
     Total Liabilities...............................................................      1,701,941
                                                                                        ------------
NET ASSETS...........................................................................   $333,884,100
                                                                                        ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)..........   $484,160,685
Net Unrealized Appreciation..........................................................      6,334,575
Accumulated Undistributed Net Investment Income......................................        560,641
Accumulated Net Realized Loss........................................................   (157,171,801)
                                                                                        ------------
NET ASSETS...........................................................................   $333,884,100
                                                                                        ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of
     $183,092,107 and 17,488,136 shares of beneficial interest issued
     and outstanding)................................................................   $      10.47
     Maximum sales charge (5.75%* of offering price).................................            .64
                                                                                        ------------
     Maximum offering price to public................................................   $      11.11
                                                                                        ============
   Class B Shares:
     Net asset value and offering price per share  (Based on net assets of
     $110,263,780 and 11,352,379 shares of beneficial interest issued
     and outstanding)................................................................   $       9.71
                                                                                        ============
   Class C Shares:
     Net asset value and offering price per share  (Based on net assets of
     $40,528,213 and 4,120,130 shares of beneficial interest issued
     and outstanding)................................................................   $       9.84
                                                                                        ============

*  On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $590,246).................  $  7,359,710
Interest.................................................................       242,176
                                                                           ------------
   Total Income..........................................................     7,601,886
                                                                           ------------
EXPENSES:
Investment Advisory Fee..................................................     3,379,553
Distribution (12b-1) and Service Fees  (Attributed to
   Classes A, B and C of $448,068, $858,220 and $431,802, respectively)..     1,738,090
Shareholder Services.....................................................       723,681
Administrative Fee.......................................................       580,380
Custody..................................................................       202,589
Legal....................................................................        45,160
Directors' Fees and Related Expenses.....................................        23,237
Other....................................................................       335,849
                                                                           ------------
     Total Expenses......................................................     7,028,539
     Expense Reduction ($137,677 Investment Advisory Fee
       and $222,786 Other)...............................................       360,463
     Less Credits Earned on Cash Balances................................         8,991
                                                                           ------------
     Net Expenses........................................................     6,659,085
                                                                           ------------
NET INVESTMENT INCOME....................................................  $    942,801
                                                                           ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments...........................................................  $(66,760,727)
   Futures...............................................................     4,357,309
   Forward Foreign Currency Contracts....................................       166,305
   Foreign Currency Transactions.........................................       (26,050)
                                                                           ------------
Net Realized Loss........................................................   (62,263,163)
                                                                           ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period...............................................   (25,729,404)
                                                                           ------------
   End of the Period:
     Investments.........................................................     7,080,055
     Futures.............................................................      (562,916)
     Forward Foreign Currency Contracts..................................      (227,898)
     Foreign Currency Translation........................................        45,334
                                                                           ------------
                                                                              6,334,575
                                                                           ------------
Net Unrealized Appreciation During the Period............................    32,063,979
                                                                           ------------
NET REALIZED AND UNREALIZED LOSS.........................................  $(30,199,184)
                                                                           ============
NET DECREASE IN NET ASSETS FROM OPERATIONS...............................  $(29,256,383)
                                                                           ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                               YEAR ENDED        YEAR ENDED
                                                              JUNE 30, 2003     JUNE 30, 2002
                                                           -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss.................................   $     942,801     $  (1,372,847)
Net Realized Loss..........................................     (62,263,163)      (49,388,548)
Net Unrealized Appreciation/Depreciation
   During the Period.......................................      32,063,979        (7,629,180)
                                                              -------------     -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........     (29,256,383)      (58,390,575)
                                                              -------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................     379,402,476       333,376,366
Cost of Shares Repurchased.................................    (431,905,781)     (408,073,116)
                                                              -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........     (52,503,305)      (74,696,750)
                                                              -------------     -------------
TOTAL DECREASE IN NET ASSETS...............................     (81,759,688)     (133,087,325)
NET ASSETS:
Beginning of the Period....................................     415,643,788       548,731,113
                                                              -------------     -------------
End of the Period (Including accumulated undistributed
   net investment income of $560,641 and
   ($1,204,045), respectively).............................   $ 333,884,100     $ 415,643,788
                                                              =============     =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                     YEAR ENDED JUNE 30,
                                               --------------------------------------------------------
                                               2003 (a)    2002 (a)     2001 (a)   2000 (a)    1999 (a)
                                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD................................   $ 11.15      $ 12.61     $ 17.74     $ 16.86     $ 16.67
                                               -------      -------     -------     -------     -------
  Net Investment Income.....................       .05          .01         .07         .02         .07
  Net Realized and Unrealized Gain/Loss.....      (.73)       (1.47)      (2.52)       2.09        1.21
                                               -------      -------     -------     -------     -------
Total from Investment Operations............      (.68)       (1.46)      (2.45)       2.11        1.28
                                               -------      -------     -------     -------     -------
Less:
  Distributions from Net
    Investment Income.......................       -0-          -0-         -0-         -0-        (.22)
  Distributions from Net Realized Gain......       -0-          -0-       (2.68)      (1.23)       (.87)
                                               -------      -------     -------     -------     -------
Total Distributions.........................       -0-          -0-       (2.68)      (1.23)      (1.09)
                                               -------      -------     -------     -------     -------
NET ASSET VALUE, END OF THE PERIOD..........   $ 10.47      $ 11.15     $ 12.61     $ 17.74     $ 16.86
                                               =======      =======     =======     =======     =======

Total Return*(b)............................    -6.01%      -11.66%     -15.03%      12.83%       8.41%
Net Assets at End of the Period
  (In millions).............................   $ 183.1      $ 215.2     $ 284.6     $ 301.9     $ 240.1
Ratio of Expenses to Average
  Net Assets*...............................     1.70%        1.68%       1.65%       1.70%       1.70%
Ratio of Net Investment Income to Average
  Net Assets*...............................      .56%         .08%        .43%        .12%        .47%
Portfolio Turnover..........................       47%          30%         58%         99%         84%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total
    Return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets..... 1.81%          N/A         N/A         N/A       1.73%
    Ratio of Net Investment Income to Average
    Net Assets..................................  .45%          N/A         N/A         N/A        .44%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                    YEAR ENDED JUNE 30,
                                               --------------------------------------------------------
                                               2003 (a)     2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD................................   $ 10.40      $ 11.84     $ 16.96     $ 16.28     $ 16.14
                                               -------      -------     -------     -------     -------
  Net Investment Loss.......................       -0-(c)      (.08)       (.05)       (.11)       (.04)
  Net Realized and Unrealized Gain/Loss.....      (.69)       (1.36)      (2.39)       2.02        1.16
                                               -------      -------     -------     -------     -------
Total from Investment Operations............      (.69)       (1.44)      (2.44)       1.91        1.12
                                               -------      -------     -------     -------     -------
Less:
  Distributions from Net Investment
    Income..................................       -0-          -0-         -0-         -0-        (.11)
  Distributions from Net Realized Gain......       -0-          -0-       (2.68)      (1.23)       (.87)
                                               -------      -------     -------     -------     -------
Total Distributions.........................       -0-          -0-       (2.68)      (1.23)       (.98)
                                               -------      -------     -------     -------     -------
NET ASSET VALUE, END OF THE PERIOD..........   $  9.71      $ 10.40     $ 11.84     $ 16.96     $ 16.28
                                               =======      =======     =======     =======     =======

Total Return*(b)............................    -6.74%      -12.25%     -15.73%      12.03%       7.50%
Net Assets at End of the Period
  (In millions).............................   $ 110.3      $ 144.9     $ 187.1     $ 252.1     $ 232.6
Ratio of Expenses to Average
  Net Assets*...............................     2.22%(d)     2.43%       2.40%       2.45%       2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets*....................       .03%       (.69%)      (.32%)      (.65%)      (.27%)
Portfolio Turnover..........................       47%          30%         58%         99%         84%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets....  2.33%(d)       N/A         N/A         N/A       2.49%
    Ratio of Net Investment Loss to Average
    Net Assets.................................  (.08%)         N/A         N/A         N/A       (.30%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                   YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------
                                               2003 (a)    2002 (a)    2001 (a)    2000 (a)     1999 (a)
                                               ---------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
  THE PERIOD................................   $ 10.55      $ 12.02     $ 17.16     $ 16.46      $ 16.30
                                               -------      -------     -------     -------      -------
  Net Investment Loss.......................      (.02)        (.08)       (.05)       (.11)        (.04)
  Net Realized and Unrealized Gain/Loss.....      (.69)       (1.39)      (2.41)       2.04         1.18
                                               -------      -------     -------     -------      -------
Total from Investment Operations............      (.71)       (1.47)      (2.46)       1.93         1.14
                                               -------      -------     -------     -------      -------
Less:
  Distributions from Net
    Investment Income.......................       -0-          -0-         -0-         -0-         (.11)
  Distributions from Net Realized Gain......       -0-          -0-       (2.68)      (1.23)        (.87)
                                               -------      -------     -------     -------      -------
Total Distributions.........................       -0-          -0-       (2.68)      (1.23)        (.98)
                                               -------      -------     -------     -------      -------
NET ASSET VALUE, END OF THE PERIOD..........   $  9.84      $ 10.55     $ 12.02     $ 17.16      $ 16.46
                                               =======      =======     =======     =======      =======

Total Return*(b)............................    -6.73%      -12.23%     -15.65%      12.02%        7.61%
Net Assets at End of the Period
  (In millions).............................   $  40.5      $  55.6     $  77.0     $ 104.7      $ 101.0
Ratio of Expenses to Average
  Net Assets*...............................     2.45%        2.43%       2.40%       2.45%        2.45%
Ratio of Net Investment Loss to Average
  Net Assets*...............................     (.20%)       (.69%)      (.32%)      (.66%)       (.28%)
Portfolio Turnover..........................       47%          30%         58%         99%          84%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets....  2.56%          N/A         N/A         N/A        2.48%
    Ratio of Net Investment Loss to Average
    Net Assets.................................  (.31%)         N/A         N/A         N/A        (.30%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $113,805,039, which will expire between June 30, 2009 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes............................   $321,660,105
                                                                   ============
Gross tax unrealized appreciation...............................   $ 28,247,531
Gross tax unrealized depreciation...............................    (30,908,359)
                                                                   ------------
Net tax unrealized depreciation on investments..................   $ (2,660,828)
                                                                   ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference related to taxes accrued against capital gains totaling $29,261 was

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax basis difference related to the sale of Passive Foreign Investment Company securities totaling $469,498 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax basis difference relating to net realized gains on foreign currency transactions totaling $140,255 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book to tax basis difference relating to a prior year net operating loss totaling $179,704 was reclassified from accumulated undistributed net investment income to capital. Additionally, a permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $3,167 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                         $1,149,770

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, gains or losses recognized for tax purposes on open future transactions and the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $8,991 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $750 million..................................................     1.00%
Next $500 million...................................................     0.95%
Over $1.25 billion..................................................     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $137,677 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $17,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $28,000, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $8,500 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $431,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $222,786 of these fees. This reimbursement is voluntary in nature and can be discontinued at the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $67,548 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $250,490,116, $177,197,626 and $56,472,943 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                     SHARES           VALUE
Sales:
   Class A.....................................    37,038,159     $ 365,608,963
   Class B.....................................     1,281,895        11,650,711
   Class C.....................................       232,193         2,142,802
                                                  -----------     -------------
Total Sales....................................    38,552,247     $ 379,402,476
                                                  ===========     =============

Repurchases:
   Class A.....................................   (38,852,805)    $(384,347,548)
   Class B.....................................    (3,866,449)      (34,807,938)
   Class C.....................................    (1,381,249)      (12,750,295)
                                                  -----------     -------------
Total Repurchases..............................   (44,100,503)    $(431,905,781)
                                                  ===========     =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $269,327,323, $200,414,105 and
$67,102,266 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                     SHARES           VALUE
Sales:
   Class A.....................................    25,204,026     $ 298,525,580
   Class B.....................................     2,449,197        26,814,824
   Class C.....................................       708,180         8,035,962
                                                  -----------     -------------
Total Sales....................................    28,361,403     $ 333,376,366
                                                  ===========     =============

Repurchases:
   Class A.....................................   (28,474,795)    $(340,112,009)
   Class B.....................................    (4,309,287)      (47,151,066)
   Class C.....................................    (1,845,764)      (20,810,041)
                                                  -----------     -------------
Total Repurchases..............................   (34,629,846)    $(408,073,116)
                                                  ===========     =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 423,174 and 405,973 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

     The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED
                                                          SALES CHARGE AS A
                                                     PERCENTAGE OF DOLLAR AMOUNT
                                                          SUBJECT TO CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                    CLASS B           CLASS C
First...............................................   5.00%             1.00%
Second..............................................   4.00%              None
Third...............................................   3.00%              None
Fourth..............................................   2.50%              None
Fifth...............................................   1.50%              None
Sixth and Thereafter................................    None              None

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $40,900 and CDSC on redeemed shares of approximately $217,300. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $146,397,061 and $217,801,132, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $353,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $891,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $81,600.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                    UNREALIZED
                                                      CURRENT      APPRECIATION/
                                                       VALUE       DEPRECIATION
LONG CONTRACTS:
Australian Dollar,
  2,530,000 expiring 9/10/03......................  $1,687,001       $  38,959
Australian Dollar,
  75,628 expiring 9/10/03.........................      50,429             429
Euro,
  2,434,800 expiring 9/10/03......................   2,794,814         (48,789)
Euro,
  1,332,142 expiring 9/10/03......................   1,529,115         (26,854)
Euro,
  2,149,783 expiring 9/10/03......................   2,467,654         (41,208)
Euro,
  2,888,624 expiring 9/10/03......................   3,315,741         (63,833)
Euro,
  470,216 expiring 9/10/03........................     539,744          (9,845)
Japanese Yen,
  87,113,613 expiring 9/10/03.....................     728,554          (9,572)
Japanese Yen,
  810,466,580 expiring 9/10/03....................   6,778,148        (114,190)
Singapore Dollar,
  2,900,000 expiring 9/10/03......................   1,648,492         (20,332)
                                                                     ---------
                                                                      (295,235)
                                                                     ---------
SHORT CONTRACTS:
Euro,
  1,400,000 expiring 9/10/03......................  $1,607,006       $  32,254
Euro,
  841,380 expiring 9/10/03........................     965,788          15,303
Euro,
  104,000 expiring 9/10/03........................     119,378           1,941
Euro,
  5,520,261 expiring 9/10/03......................   6,336,497         (45,497)
Pound Sterling,
  2,000,000 expiring 9/10/03......................   3,289,681          59,639
Japanese Yen,
  15,921,900 expiring 9/10/03.....................     133,159           2,231
Japanese Yen,
  4,904,025 expiring 9/10/03......................      41,014             831
Japanese Yen,
  236,574,330 expiring 9/10/03....................   1,978,534          32,297
Japanese Yen,
  640,179,938 expiring 9/10/03....................   5,353,996          90,961
Singapore Dollar,
  70,180 expiring 9/10/03.........................      39,893             107
                                                                     ---------
                                                                       190,067
                                                                     ---------
                                                                     $(105,168)
                                                                     =========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     The Fund has entered into offsetting transactions for outstanding forward foreign currency commitments prior to the settlement of the obligation. As of June 30, 2003, the Fund has net unrealized losses on closed but unsettled forward foreign currency contracts of $122,730 scheduled to settle between July 3, 2003 and July 10, 2003.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2002.........................................        92
Futures Opened.......................................................     3,366
Futures Closed.......................................................    (3,156)
                                                                         ------
Outstanding at June 30, 2003.........................................       302
                                                                         ======

     The futures contracts outstanding as of June 30, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                      UNREALIZED
                                                                     APPRECIATION/
                                                        CONTRACTS    DEPRECIATION
LONG CONTRACTS:
S&P 500 Index - September 2003
  (Current notional value $243,325 per contract).......     83        $(560,840)
SFE SPI 200 - September 2003
  (Current notional value $50,600 per contract)........     34          (52,147)
SGX SIMSCI - July 2003
  (Current notional value $20,386 per contract)........     78          (21,430)
EURX ER STX 50 - September 2003
  (Current notional value $27,870 per contract)........     58          (21,546)
SHORT CONTRACT:
FTSE 100 - September 2003
  (Current notional value $40,140 per contract)........     49           93,047
                                                           ---        ---------
                                                           302        $(562,916)
                                                           ===        =========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Franchise Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                                  MARKET
DESCRIPTION                                                                       SHARES           VALUE
COMMON STOCKS 95.6%
CANADA  2.9%
Torstar Corp., Class B........................................................     989,766     $ 20,112,892
                                                                                               ------------
FINLAND  4.9%
Kone Oyj, Class B.............................................................     818,010       34,343,443
                                                                                               ------------
FRANCE  7.0%
Aventis, SA...................................................................     315,971       17,412,685
Groupe Danone.................................................................     224,443       31,108,958
                                                                                               ------------
                                                                                                 48,521,643
                                                                                               ------------
ITALY  3.2%
Davide Campari-Milano S.p.A...................................................     584,482       22,421,225
                                                                                               ------------
NETHERLANDS  2.7%
Reed Elsevier NV..............................................................   1,576,099       18,618,569
                                                                                               ------------
SPAIN  3.5%
Zardoya Otis S.A..............................................................   1,464,453       22,066,786
Zardoya Otis S.A.--Warrants expiring 06/16/03 (a).............................   1,464,453        2,189,834
                                                                                               ------------
                                                                                                 24,256,620
                                                                                               ------------
SWEDEN  4.1%
Swedish Match, AB.............................................................   3,772,962       28,550,155
                                                                                               ------------
SWITZERLAND  8.5%
Compagnie Financiere Richemont AG, Class A....................................     679,718       11,013,483
Nestle SA (Registered)........................................................     152,894       31,617,248
Novartis AG...................................................................     426,923       16,930,359
                                                                                               ------------
                                                                                                 59,561,090
                                                                                               ------------
UNITED KINGDOM  38.0%
Allied Domecq plc.............................................................   4,170,010       23,021,326
British American Tobacco plc..................................................   4,628,006       52,591,238
Cadbury Schweppes plc.........................................................   6,008,120       35,552,357
Capital Radio plc.............................................................   1,971,457       16,781,907
Diageo plc....................................................................   2,802,251       29,968,023
GlaxoSmithKline plc...........................................................   1,092,688       22,088,662
Imperial Tobacco Group plc....................................................   1,070,235       19,158,186
Reckitt Benckiser plc.........................................................   1,570,919       28,873,894

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                                  MARKET
DESCRIPTION                                                                       SHARES           VALUE
UNITED KINGDOM (CONTINUED)
SMG plc.......................................................................  11,772,650     $ 16,248,283
WPP Group plc.................................................................   2,654,376       20,840,246
                                                                                               ------------
                                                                                                265,124,122
                                                                                               ------------
UNITED STATES  20.8%
Altria Group, Inc.............................................................     726,174       32,997,347
Bristol-Myers Squibb Co.......................................................     593,758       16,120,530
Brown-Forman Corp., Class B...................................................     171,154       13,456,128
Fortune Brands, Inc...........................................................     242,461       12,656,464
Kimberly-Clark Corp...........................................................     523,216       27,280,482
Merck & Co., Inc..............................................................     268,058       16,230,912
New York Times Co., Class A...................................................     573,059       26,074,185
                                                                                               ------------
                                                                                                144,816,048
                                                                                               ------------

TOTAL LONG-TERM INVESTMENTS 95.6%
   (Cost $629,619,729)........................................................                  666,325,807
                                                                                               ------------

REPURCHASE AGREEMENT  5.3%
State Street Bank & Trust Co. ($37,092,000 par collateralized by
   U.S. Government obligations in a pooled cash account, dated
   06/30/03, to be sold on 07/01/03 at $37,092,670)
   (Cost $37,092,000).........................................................                   37,092,000
                                                                                               ------------

TOTAL INVESTMENTS  100.9%
   (Cost $666,711,729)........................................................                  703,417,807

FOREIGN CURRENCY  0.5%
   (Cost $3,278,162)..........................................................                    3,253,023

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%).................................                   (9,677,199)
                                                                                               ------------

NET ASSETS  100.0%............................................................                 $696,993,631
                                                                                               ============

(a) Non-income producing security as this security does not declare dividends or pay interest.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $666,711,729)..........................................................    $703,417,807
Foreign Currency (Cost $3,278,162).............................................................       3,253,023
Cash...........................................................................................               7
Receivables:
   Fund Shares Sold............................................................................      11,898,774
   Investments Sold............................................................................       4,840,578
   Dividends...................................................................................       1,787,785
   Interest....................................................................................             670
Other..........................................................................................          33,675
                                                                                                   ------------
     Total Assets..............................................................................     725,232,319
                                                                                                   ------------
LIABILITIES:
Payables:
   Investments Purchased.......................................................................      23,739,146
   Fund Shares Repurchased.....................................................................       1,323,331
   Distributor and Affiliates..................................................................         595,271
   Investment Advisory Fee.....................................................................         550,895
Forward Foreign Currency Contracts.............................................................       1,897,821
Accrued Expenses...............................................................................          94,119
Directors' Deferred Compensation and Retirement Plans..........................................          38,105
                                                                                                   ------------
     Total Liabilities.........................................................................      28,238,688
                                                                                                   ------------
NET ASSETS.....................................................................................    $696,993,631
                                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)..........................................................................    $665,952,460
Net Unrealized Appreciation....................................................................      34,837,476
Accumulated Net Investment Income..............................................................      (1,188,114)
Accumulated Net Realized Loss..................................................................      (2,608,191)
                                                                                                   ------------
NET ASSETS.....................................................................................    $696,993,631
                                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $365,002,295 and 21,519,165 shares of beneficial interest issued and
     outstanding)..............................................................................    $      16.96
     Maximum sales charge (5.75% of offering price)............................................            1.03
                                                                                                   ------------
     Maximum offering price to public..........................................................    $      17.99
                                                                                                   ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $207,550,319 and 12,397,243 shares of beneficial interest issued and
     outstanding)..............................................................................    $      16.74
                                                                                                   ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $124,441,017 and 7,371,447 shares of beneficial interest issued and
     outstanding)..............................................................................    $      16.88
                                                                                                   ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,435,674)......................................   $13,968,349
Interest........................................................................................       353,305
Other...........................................................................................         4,226
                                                                                                   -----------
     Total Income...............................................................................    14,325,880
                                                                                                   -----------
EXPENSES:
Investment Advisory Fee.........................................................................     4,683,200
Distribution (12b-1) and Service Fees  (Attributed to Classes A, B
   and C of $615,047, $1,412,315 and $826,140, respectively)....................................     2,853,502
Administrative Fee..............................................................................       683,261
Shareholder Services............................................................................       572,692
Custody.........................................................................................       149,614
Legal...........................................................................................        48,809
Directors' Fees and Related Expenses............................................................        20,227
Other...........................................................................................       281,427
                                                                                                   -----------
     Total Expenses.............................................................................     9,292,732
     Less Credits Earned on Cash Balances.......................................................         1,018
                                                                                                   -----------
     Net Expenses...............................................................................     9,291,714
                                                                                                   -----------
NET INVESTMENT INCOME...........................................................................   $ 5,034,166
                                                                                                   ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments..................................................................................   $(2,334,713)
   Foreign Currency Transactions................................................................    (5,963,833)
                                                                                                   -----------
Net Realized Loss...............................................................................    (8,298,546)
                                                                                                   -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period......................................................................    12,698,225
   End of the Period:
     Investments................................................................................    36,706,078
     Forward Commitments........................................................................    (1,897,821)
     Foreign Currency Translation...............................................................        29,219
                                                                                                   -----------
                                                                                                    34,837,476
                                                                                                   -----------
Net Unrealized Appreciation During the Period...................................................    22,139,251
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN................................................................   $13,840,705
                                                                                                   ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................................   $18,874,871
                                                                                                   ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                               YEAR ENDED       YEAR ENDED
                                                                             JUNE 30, 2003    JUNE 30, 2002
                                                                             ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................................     $   5,034,166     $    330,639
Net Realized Loss.......................................................        (8,298,546)      (1,082,977)
Net Unrealized Appreciation During the Period...........................        22,139,251       10,617,283
                                                                             -------------     ------------
Change in Net Assets from Operations....................................        18,874,871        9,864,945
                                                                             -------------     ------------

Distributions from Net Investment Income:
   Class A Shares.......................................................               -0-         (188,482)
   Class B Shares.......................................................               -0-           (2,637)
   Class C Shares.......................................................               -0-           (1,473)
                                                                             -------------     ------------
                                                                                       -0-         (192,592)
                                                                             -------------     ------------
Distributions from Net Realized Gain:
   Class A Shares.......................................................           (53,503)             -0-
   Class B Shares.......................................................           (31,709)             -0-
   Class C Shares.......................................................           (18,163)             -0-
                                                                             -------------     ------------
                                                                                  (103,375)             -0-
                                                                             -------------     ------------
Total Distributions.....................................................          (103,375)        (192,592)
                                                                             -------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....................        18,771,496        9,672,353
                                                                             -------------     ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................................       751,352,095      272,649,152
Net Asset Value of Shares Issued Through
   Dividend Reinvestment................................................            92,201          170,624
Cost of Shares Repurchased..............................................      (340,243,513)     (43,664,519)
                                                                             -------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......................       411,200,783      229,155,257
                                                                             -------------     ------------
TOTAL INCREASE IN NET ASSETS............................................       429,972,279      238,827,610
NET ASSETS:
Beginning of the Period.................................................       267,021,352       28,193,742
                                                                             -------------     ------------
End of the Period (Including accumulated undistributed
   net investment income of ($1,188,114) and
   ($264,712), respectively)............................................     $ 696,993,631     $267,021,352
                                                                             =============     ============

                                               See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                SEPTEMBER 25, 1998
                                                                                                                  (COMMENCEMENT
                                                                            YEAR ENDED JUNE 30,                   OF INVESTMENT
                                                               ---------------------------------------------      OPERATIONS) TO
CLASS A SHARES                                                 2003 (a)    2002 (a)    2001 (a)     2000 (a)    JUNE 30, 1999 (a)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................................................   $ 17.23     $ 14.91     $ 13.78      $ 11.98        $ 10.00
                                                                -------     -------     -------      -------        -------
  Net Investment Income......................................       .22         .12         .15          .08            .14
  Net Realized and
     Unrealized Gain/Loss....................................      (.49)       2.31        1.89         2.22           1.97
                                                                -------     -------     -------      -------        -------
Total from Investment Operations.............................      (.27)       2.43        2.04         2.30           2.11
                                                                -------     -------     -------      -------        -------
Less:
  Distributions from Net
     Investment Income.......................................       -0-        (.11)       (.21)        (.32)          (.13)
  Distributions from
     Net Realized Gain.......................................       -0-(c)      -0-        (.70)        (.18)           -0-
                                                                -------     -------     -------      -------        -------
Total Distributions..........................................       -0-(c)     (.11)       (.91)        (.50)          (.13)
                                                                -------     -------     -------      -------        -------
NET ASSET VALUE, END OF THE PERIOD...........................   $ 16.96     $ 17.23     $ 14.91      $ 13.78        $ 11.98
                                                                =======     =======     =======      =======        =======

Total Return*(b).............................................    -1.49%      16.45%      15.13%       19.83%         21.22%**
Net Assets at End of the Period
  (In millions)..............................................   $ 365.0     $ 139.3     $  15.8      $   1.9        $   1.2
Ratio of Expenses to Average
  Net Assets*................................................     1.62%       1.80%       1.80%        1.80%          1.80%
Ratio of Net Investment Income
  to Average Net Assets*.....................................     1.40%        .73%       1.04%         .70%          1.57%
Portfolio Turnover...........................................       24%         21%          8%          29%             9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
    Net Assets (d)...........................................       N/A       1.80%       2.76%        7.17%         13.55%
Ratio of Net Investment Income/Loss
    to Average Net Assets (d)................................       N/A        .73%        .09%       (4.67%)       (10.17%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable.

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                SEPTEMBER 25, 1998
                                                                                                                  (COMMENCEMENT
                                                                            YEAR ENDED JUNE 30,                   OF INVESTMENT
                                                               ---------------------------------------------      OPERATIONS) TO
CLASS B SHARES                                                 2003 (a)    2002 (a)    2001 (a)     2000 (a)    JUNE 30, 1999 (a)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................................................   $ 17.14     $ 14.84     $ 13.73      $ 11.92        $ 10.00
                                                                -------     -------     -------      -------        -------
  Net Investment Income/Loss.................................       .11         .01         .05         (.01)           .07
  Net Realized and
     Unrealized Gain/Loss....................................      (.51)       2.29        1.85         2.22           1.96
                                                                -------     -------     -------      -------        -------
Total from Investment Operations.............................      (.40)       2.30        1.90         2.21           2.03
                                                                -------     -------     -------      -------        -------
Less:
  Distributions from Net
     Investment Income.......................................       -0-         -0-(c)     (.09)        (.22)          (.11)
  Distributions from
     Net Realized Gain.......................................       -0-(c)      -0-        (.70)        (.18)           -0-
                                                                -------     -------     -------      -------        -------
Total Distributions..........................................       -0-(c)      -0-(c)     (.79)        (.40)          (.11)
                                                                -------     -------     -------      -------        -------
NET ASSET VALUE, END OF THE PERIOD...........................   $ 16.74     $ 17.14     $ 14.84      $ 13.73        $ 11.92
                                                                =======     =======     =======      =======        =======

Total Return*(b).............................................    -2.25%      15.53%      14.16%       19.09%         20.40%**
Net Assets at End of the Period
  (In millions)..............................................   $ 207.6     $  80.5     $   7.1      $   2.0        $    .6
Ratio of Expenses to Average
  Net Assets*................................................     2.38%       2.55%       2.55%        2.55%          2.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets*.....................................      .70%        .05%        .34%        (.04%)          .77%
Portfolio Turnover...........................................       24%         21%          8%          29%             9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
    Net Assets (d)...........................................       N/A       2.55%       3.82%        8.17%         14.45%
Ratio of Net Investment Income/Loss
    to Average Net Assets (d)................................       N/A        .05%       (.93%)      (5.93%)       (11.12%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                SEPTEMBER 25, 1998
                                                                                                                  (COMMENCEMENT
                                                                            YEAR ENDED JUNE 30,                   OF INVESTMENT
                                                               ---------------------------------------------      OPERATIONS) TO
CLASS C SHARES                                                 2003 (a)    2002 (a)    2001 (a)     2000 (a)    JUNE 30, 1999 (a)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................................................   $ 17.28     $ 14.96     $ 13.83      $ 12.02        $ 10.00
                                                                -------     -------     -------      -------        -------
  Net Investment Income......................................       .11         .01         .05          -0-(c)         .06
  Net Realized and
     Unrealized Gain/Loss....................................      (.51)       2.31        1.87         2.21           2.07
                                                                -------     -------     -------      -------        -------
Total from Investment Operations.............................      (.40)       2.32        1.92         2.21           2.13
                                                                -------     -------     -------      -------        -------
Less:
  Distributions from Net
     Investment Income.......................................       -0-         -0-(c)     (.09)        (.22)          (.11)
  Distributions from
     Net Realized Gain.......................................       -0-(c)      -0-        (.70)        (.18)           -0-
                                                                -------     -------     -------      -------        -------
Total Distributions..........................................       -0-(c)      -0-(c)     (.79)        (.40)          (.11)
                                                                -------     -------     -------      -------        -------
NET ASSET VALUE, END OF THE PERIOD...........................   $ 16.88     $ 17.28     $ 14.96      $ 13.83        $ 12.02
                                                                =======     =======     =======      =======        =======

Total Return*(b).............................................    -2.24%      15.53%      14.19%       18.92%         21.40%**
Net Assets at End of the Period
  (In millions)..............................................   $ 124.4     $  47.2     $   5.3      $   1.8        $    .5
Ratio of Expenses to Average
  Net Assets*................................................     2.38%       2.55%       2.55%        2.55%          2.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets*.....................................      .73%        .04%        .34%        (.02%)          .69%
Portfolio Turnover...........................................       24%         21%          8%          29%             9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
    Net Assets (d)...........................................       N/A       2.55%       3.84%        7.15%         16.07%
Ratio of Net Investment Income/Loss
    to Average Net Assets (d)................................       N/A        .04%       (.95%)      (4.59%)       (12.83%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $402,581, which will expire on June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes.................................   $668,917,339
                                                                        ============
Gross tax unrealized appreciation....................................   $ 53,813,367
Gross tax unrealized depreciation....................................    (19,312,899)
                                                                        ------------
Net tax unrealized appreciation on investments.......................   $ 34,500,468
                                                                        ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2003 and 2002 was as follows:

                                                                  2003       2002
Distributions paid from:
  Ordinary income............................................   $    -0-   $192,592
  Long-term capital gain.....................................    101,184        -0-
  Return of Capital..........................................      2,191        -0-
                                                                --------   --------
                                                                $103,375   $192,592
                                                                ========   ========

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $5,963,833 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to a return of capital totaling $2,191 was reclassified from accumulated net realized loss to capital. A permanent book and tax difference related to a correction of a prior year amount totaling $4,191 was reclassified from capital to accumulated undistributed net investment income. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $2,074 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................................   $1,677,859

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $1,018 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS               % PER ANNUM
First $500 million....................     1.00%
Next $500 million.....................     0.95%
Over $1 billion.......................     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $9,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $39,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $12,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $385,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser did not reimburse the Fund as these fees were less than 0.25% of the average daily net assets of the Fund. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,295 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,503.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $349,432,531, $198,014,336 and $118,505,593 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                SHARES          VALUE
Sales:
   Class A...............................     31,784,765    $ 505,167,431
   Class B...............................      9,613,550      151,325,584
   Class C...............................      5,979,563       94,859,080
                                             -----------    -------------
Total Sales..............................     47,377,878    $ 751,352,095
                                             ===========    =============
Dividend Reinvestment:
   Class A...............................          3,111    $      48,694
   Class B...............................          1,857           28,795
   Class C...............................            940           14,712
                                             -----------    -------------
Total Dividend Reinvestment..............          5,908    $      92,201
                                             ===========    =============
Repurchases:
   Class A...............................    (18,355,257)   $(289,414,440)
   Class B...............................     (1,913,133)     (29,784,301)
   Class C...............................     (1,343,217)     (21,044,772)
                                             -----------    -------------
Total Repurchases........................    (21,611,607)   $(340,243,513)
                                             ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $133,634,188, $76,446,158 and
$44,677,713 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                SHARES          VALUE
Sales:
   Class A.................................    9,344,819    $ 156,534,352
   Class B.................................    4,436,098       73,657,775
   Class C.................................    2,531,817       42,457,025
                                             -----------    -------------
Total Sales................................   16,312,734    $ 272,649,152
                                             ===========    =============
Dividend Reinvestment:
   Class A.................................       11,664    $     167,381
   Class B.................................          147            2,106
   Class C.................................           79            1,137
                                             -----------    -------------
Total Dividend Reinvestment................       11,890    $     170,624
                                             ===========    =============
Repurchases:
   Class A.................................   (2,331,855)   $ (37,701,940)
   Class B.................................     (219,908)      (3,564,099)
   Class C.................................     (148,835)      (2,398,480)
                                             -----------    -------------
Total Repurchases..........................   (2,700,598)   $ (43,664,519)
                                             ===========    =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 18,895 and 8,339 Class B Shares, respectively, converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                              CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF
                                               DOLLAR AMOUNT SUBJECT TO
                                                        CHARGE
                                             ---------------------------
YEAR OF REDEMPTION                             CLASS B        CLASS C
First......................................     5.00%          1.00%
Second.....................................     4.00%           None
Third......................................     3.00%           None
Fourth.....................................     2.50%           None
Fifth......................................     1.50%           None
Thereafter.................................      None           None

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $614,100 and CDSC on redeemed shares of Classes B and C of approximately $479,500. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $500,669,381 and $104,478,509, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $6,238,100 and $362,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $1,766,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $122,300.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                UNREALIZED
                                                    CURRENT    APPRECIATION/
                                                     VALUE     DEPRECIATION
SHORT CONTRACTS:
British Pound, 44,100,000 expiring 8/5/03......   $72,703,899  $(1,897,821)
                                                  ===========  ===========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Value Equity
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                      MARKET
DESCRIPTION                                                            SHARES          VALUE
COMMON STOCKS  92.7%
DENMARK  0.9%
Danisco A/S.........................................................     65,307    $  2,562,585
                                                                                   ------------
FINLAND  0.8%
Nokia Oyj...........................................................     40,114         661,664
Sampo Oyj, Class A..................................................    212,658       1,563,057
                                                                                   ------------
                                                                                      2,224,721
                                                                                   ------------
FRANCE  6.7%
Aventis, SA.........................................................     96,648       5,326,126
BNP Paribas, SA.....................................................     74,978       3,816,273
Compagnie de Saint-Gobain...........................................     72,662       2,864,269
Groupe Danone.......................................................      9,845       1,364,568
Lafarge, SA (Common Stock Rights)...................................     40,390         109,178
Lafarge, SA.........................................................     40,872       2,397,665
Total, SA...........................................................     19,876       3,008,689
                                                                                   ------------
                                                                                     18,886,768
                                                                                   ------------
GERMANY  1.0%
BASF AG.............................................................     63,041       2,697,481
                                                                                   ------------
ITALY  2.1%
ENI S.p.A...........................................................    241,153       3,653,178
Telecom Italia S.p.A................................................    414,480       2,274,125
                                                                                   ------------
                                                                                      5,927,303
                                                                                   ------------
JAPAN  9.8%
Canon, Inc..........................................................     63,000       2,896,250
Daiwa Securities Co., Ltd. (c)......................................    333,000       1,917,066
Fuji Photo Film Co., Ltd. (c).......................................     91,000       2,634,600
Fuji Television Network, Inc........................................        295       1,043,594
Fujitsu, Ltd. (c)...................................................    575,000       2,360,352
Hitachi, Ltd. (c)...................................................    244,000       1,036,219
Matsushita Electric Industrial Co., Ltd.............................     30,000         297,610
Mitsubishi Electric Corp. (a).......................................    495,000       1,610,696
Mitsubishi Estate Co., Ltd..........................................    201,000       1,363,422
Mitsui Sumitomo Insurance Co., Ltd..................................    412,000       1,914,680
Nippon Telegraph & Telephone Corp. (c)..............................        803       3,155,588
Rohm Co., Ltd.......................................................     16,300       1,780,209
Sankyo Co., Ltd. (c)................................................    211,000       2,524,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                      MARKET
DESCRIPTION                                                            SHARES          VALUE
JAPAN  (CONTINUED)
Sekisui House, Ltd.................................................     197,000    $  1,495,724
Sumitomo Electric Industries, Ltd..................................     210,000       1,536,607
                                                                                   ------------
                                                                                     27,567,117
                                                                                   ------------
NETHERLANDS  3.8%
Akzo Nobel, NV.....................................................      78,306       2,078,850
Heineken, NV.......................................................      78,833       2,801,940
ING Groep, NV (a)..................................................     169,818       2,955,391
Koninklijke Royal Philips Electronics, NV..........................     143,322       2,730,018
                                                                                   ------------
                                                                                     10,566,199
                                                                                   ------------
NORWAY  0.5%
Statoil, ASA.......................................................     167,104       1,424,646
                                                                                   ------------
REPUBLIC OF KOREA  0.8%
Samsung Electronics Co., Ltd.--GDR (b).............................      14,825       2,205,219
Samsung Electronics Co., Ltd.--GDR (b).............................         298          44,328
                                                                                   ------------
                                                                                      2,249,547
                                                                                   ------------
SPAIN  0.8%
Telefonica, SA.....................................................     185,111       2,152,661
                                                                                   ------------
SWEDEN  1.2%
Nordea AB..........................................................     722,062       3,486,041
                                                                                   ------------
SWITZERLAND  7.3%
Compagnie Financiere Richemont AG, Class A.........................     108,262       1,754,171
Converium Holdings AG (a)..........................................      78,621       3,635,552
Credit Suisse Group................................................      65,339       1,723,391
Holcim, Ltd., Class B..............................................      48,502       1,796,038
Nestle, SA.........................................................      29,844       6,171,499
Roche Holding AG-Genuss............................................      20,458       1,608,214
Syngenta, AG.......................................................      36,969       1,857,203
UBS, AG (a)........................................................      36,140       2,014,760
                                                                                   ------------
                                                                                     20,560,828
                                                                                   ------------
UNITED KINGDOM  16.6%
Allied Domecq Plc (c)..............................................     915,678       5,055,173
Aviva Plc..........................................................     135,748         944,070
BAA Plc............................................................     194,192       1,574,407
BAE Systems Plc (a)................................................   1,662,669       3,916,223
Cadbury Schweppes Plc..............................................     810,546       4,796,313
Diageo Plc.........................................................     246,234       2,633,292
GlaxoSmithKline Plc................................................     243,610       4,924,570
Hays Plc...........................................................   1,020,983       1,620,080
Lloyds TSB Group Plc...............................................     498,098       3,542,276
Prudential Corp. Plc...............................................     178,490       1,082,746

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                      MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED KINGDOM  (CONTINUED)
Reed Elsevier International Plc.....................................    739,940    $  6,167,216
Rentokil Initial Plc................................................    229,728         718,616
Rolls-Royce Plc.....................................................    749,394       1,588,599
Vodafone Air Touch Plc..............................................  2,017,485       3,951,622
WPP Group Plc.......................................................    528,131       4,146,504
                                                                                   ------------
                                                                                     46,661,707
                                                                                   ------------
UNITED STATES  40.4%
Albertson's, Inc....................................................     61,513       1,181,050
Alcoa, Inc..........................................................    195,206       4,977,753
Altria Group, Inc...................................................    140,389       6,379,276
AT&T Wireless Services, Inc.........................................    206,267       1,693,452
BJ's Wholesale Club, Inc............................................    131,978       1,987,589
Boeing Co...........................................................     47,748       1,638,711
Boise Cascade Corp..................................................    119,721       2,861,332
Bristol-Myers Squibb Co.............................................    110,691       3,005,261
ChevronTexaco Corp..................................................     19,683       1,421,113
First Data Corp.....................................................     40,888       1,694,399
Gap, Inc. (The).....................................................     47,224         885,922
General Dynamics Corp...............................................     41,610       3,016,725
Georgia-Pacific Corp................................................     90,967       1,723,825
Hewlett-Packard Co..................................................    131,389       2,798,586
International Business Machines Corp................................     64,693       5,337,173
J.P. Morgan Chase & Co..............................................    115,160       3,936,169
Kimberly-Clark Corp.................................................     76,764       4,002,475
Kroger Co. (a)......................................................    112,214       1,871,730
Loews Corp.--Carolina Group.........................................     70,209       1,895,643
MBIA, Inc...........................................................     74,178       3,616,178
McDonald's Corp.....................................................    157,123       3,466,133
McGraw-Hill Cos., Inc...............................................     22,532       1,396,984
Mellon Financial Corp...............................................    128,761       3,573,118
Merrill Lynch & Co., Inc............................................     82,790       3,864,637
Metlife, Inc........................................................     45,948       1,301,247
Motorola, Inc.......................................................    456,158       4,301,570
NCR Corp. (a).......................................................     61,281       1,570,019
New York Times Co., Class A.........................................     36,454       1,658,657
Northrop Grumman Corp...............................................     40,599       3,503,288
Parker Hannifin Corp................................................     33,875       1,422,411
Pfizer, Inc.........................................................     41,913       1,431,329
Prudential Financial, Inc...........................................     71,935       2,420,613
Royal Dutch Petroleum Co.--ADR (Netherlands)........................     96,066       4,478,597
SBC Communications, Inc.............................................    119,752       3,059,664
Sears, Roebuck & Co.................................................     48,538       1,632,818
St. Paul Cos., Inc..................................................     61,442       2,243,247

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                      MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES  (CONTINUED)
Travelers Property Casualty Corp., Class A..........................    216,523    $  3,442,716
Verizon Communications, Inc.........................................     94,517       3,728,696
Viacom, Inc., Class B (a)...........................................     31,583       1,378,914
Wells Fargo & Co....................................................     20,900       1,053,360
Wyeth...............................................................    148,698       6,773,194
                                                                                   ------------
                                                                                    113,625,574
                                                                                   ------------

TOTAL COMMON STOCKS  92.7%..........................................                260,593,178
                                                                                   ------------
CONVERTIBLE PREFERRED  0.4%
UNITED STATES  0.4%
Ford Motor Co. Capital Trust II, 6.500%.............................     30,133       1,309,279
                                                                                   ------------

TOTAL LONG-TERM INVESTMENTS  93.1%
  (Cost $278,466,820)...............................................                261,902,457

REPURCHASE AGREEMENT  5.7%
State Street Bank & Trust Co. ($15,936,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $15,936,288)
  (Cost $15,936,000)................................................                 15,936,000
                                                                                   ------------

TOTAL INVESTMENTS  98.8%
  (Cost $294,402,820)...............................................                277,838,457

FOREIGN CURRENCY  0.2%
  (Cost $615,303)...................................................                    608,272

OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.........................                  2,754,027
                                                                                   ------------

NET ASSETS  100.0%..................................................               $281,200,756
                                                                                   ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)  Assets segregated as collateral for open forward transactions.

ADR--American Depositary Receipt
GDR--Global Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $294,402,820)..........................................    $277,838,457
Foreign Currency (Cost $615,303)...............................................         608,272
Cash...........................................................................             150
Receivables:
   Fund Shares Sold............................................................       7,538,483
   Dividends...................................................................       1,113,610
   Interest....................................................................             288
Forward Foreign Currency Contracts.............................................         178,280
Other..........................................................................          57,920
                                                                                   ------------
     Total Assets..............................................................     287,335,460
                                                                                   ------------
LIABILITIES:
Payables:
   Investments Purchased.......................................................       2,712,679
   Fund Shares Repurchased.....................................................       2,567,717
   Distributor and Affiliates..................................................         404,253
   Investment Advisory Fee.....................................................         210,751
Accrued Expenses...............................................................         170,661
Directors' Deferred Compensation and Retirement Plans..........................          68,643
                                                                                   ------------
     Total Liabilities.........................................................       6,134,704
                                                                                   ------------
NET ASSETS.....................................................................    $281,200,756
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value $.001 per share with 1,125,000,000 shares authorized).......    $337,242,547
Accumulated Undistributed Net Investment Income................................         869,200
Net Unrealized Depreciation....................................................     (16,354,170)
Accumulated Net Realized Loss..................................................     (40,556,821)
                                                                                   ------------
NET ASSETS.....................................................................    $281,200,756
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $52,585,995 and 6,117,414 shares of beneficial interest issued
     and outstanding)..........................................................    $       8.60
     Maximum sales charge (5.75%* of offering price)...........................             .52
                                                                                   ------------
     Maximum offering price to public..........................................    $       9.12
                                                                                   ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $205,575,410 and 24,551,838 shares of beneficial interest issued
     and outstanding)..........................................................    $       8.37
                                                                                   ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $23,039,351 and 2,743,879 shares of beneficial interest issued and
     outstanding)..............................................................    $       8.40
                                                                                   ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $482,804)........................   $  7,225,050
Interest........................................................................        226,332
Other...........................................................................         67,206
                                                                                   ------------
     Total Income...............................................................      7,518,588
                                                                                   ------------
EXPENSES:
Investment Advisory Fee.........................................................      2,953,120
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $123,228, $2,224,582 and $229,540, respectively).............................      2,577,350
Administrative Fee..............................................................        517,772
Shareholder Services............................................................        376,177
Custody.........................................................................         99,480
Legal...........................................................................         41,942
Directors' Fees and Related Expenses............................................         15,139
Amortization of Organizational Costs............................................          1,519
Other...........................................................................        292,852
                                                                                   ------------
     Total Expenses.............................................................      6,875,351
     Expense Reduction..........................................................        117,047
     Less Credits Earned on Cash Balances.......................................          4,894
                                                                                   ------------
     Net Expenses...............................................................      6,753,410
                                                                                   ------------
NET INVESTMENT INCOME...........................................................   $    765,178
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments..................................................................   $(24,458,076)
   Forward Foreign Currency Contracts...........................................       (111,765)
   Foreign Currency Transactions................................................       (549,522)
                                                                                   ------------
Net Realized Loss...............................................................    (25,119,363)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period......................................................     14,842,627
                                                                                   ------------
   End of the Period:
     Investments................................................................    (16,564,363)
     Forward Foreign Currency Contracts.........................................        178,280
     Foreign Currency Translation...............................................         31,913
                                                                                   ------------
                                                                                    (16,354,170)
                                                                                   ------------
Net Unrealized Depreciation During the Period...................................    (31,196,797)
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS................................................   $(56,316,160)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS......................................   $(55,550,982)
                                                                                   ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                            YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2003     JUNE 30, 2002
                                                          -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss..............................  $     765,178     $  (1,556,497)
Net Realized Loss.......................................    (25,119,363)      (13,292,751)
Net Unrealized Depreciation During the Period...........    (31,196,797)      (12,049,604)
                                                          -------------     -------------
Change in Net Assets from Operations....................    (55,550,982)      (26,898,852)
                                                          -------------     -------------
Distributions from Net Investment Income:
   Class A Shares.......................................            -0-          (594,608)
   Class B Shares.......................................            -0-          (952,366)
   Class C Shares.......................................            -0-           (94,560)
                                                          -------------     -------------
Total Distributions.....................................            -0-        (1,641,534)
                                                          -------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....    (55,550,982)      (28,540,386)
                                                          -------------     -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................    273,935,115       247,960,216
Net Asset Value of Shares Issued Through Dividend
   Reinvestment.........................................            -0-         1,553,642
Cost of Shares Repurchased..............................   (331,770,674)     (339,427,559)
                                                          -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......    (57,835,559)      (89,913,701)
                                                          -------------     -------------
TOTAL DECREASE IN NET ASSETS............................   (113,386,541)     (118,454,087)
NET ASSETS:
Beginning of the Period.................................    394,587,297       513,041,384
                                                          -------------     -------------
End of the Period (Including accumulated undistributed
   net investment income of $869,200 and
   ($465,117), respectively)............................  $ 281,200,756     $ 394,587,297
                                                          =============     =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED JUNE 30,
                                                ---------------------------------------------------------------
CLASS A SHARES                                  2003 (a)      2002 (a)      2001 (a)      2000 (a)      1999 (a)
                                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................................   $  9.90       $ 10.57       $ 11.10       $ 11.47       $ 11.12
                                                -------       -------       -------       -------       -------
  Net Investment Income......................       .07           .03           .07           .06           .05
  Net Realized and Unrealized Gain/Loss......     (1.37)         (.60)          .38           .25           .40
                                                -------       -------       -------       -------       -------
Total from Investment Operations.............     (1.30)         (.57)          .45           .31           .45
                                                -------       -------       -------       -------       -------
Less:
  Distributions from Net
    Investment Income........................       -0-          (.10)          -0-           -0-          (.09)
  Distributions from Net Realized Gain.......       -0-           -0-          (.98)         (.68)         (.01)
                                                -------       -------       -------       -------       -------
Total Distributions..........................       -0-          (.10)         (.98)         (.68)         (.10)
                                                -------       -------       -------       -------       -------
NET ASSET VALUE, END OF THE PERIOD...........   $  8.60       $  9.90       $ 10.57       $ 11.10       $ 11.47
                                                =======       =======       =======       =======       =======

Total Return* (b)............................   -13.13%        -5.28%         3.97%         3.22%         4.05%
Net Assets at End of the Period
  (In millions)..............................   $  52.6       $  59.0       $  90.7       $  81.7       $  76.7
Ratio of Expenses to Average Net Assets*.....     1.67%         1.60%         1.64%         1.66%         1.65%
Ratio of Net Investment Income to Average
  Net Assets*................................      .88%          .26%          .60%          .53%          .44%
Portfolio Turnover...........................       24%           34%           33%           47%           40%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...     1.71%           N/A           N/A           N/A           N/A
   Ratio of Net Investment Income to Average
   Net Assets................................      .84%           N/A           N/A           N/A           N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------------
CLASS B SHARES                                       2003 (a)      2002 (a)      2001 (a)      2000 (a)      1999 (a)
                                                     ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........    $  9.71       $ 10.35       $ 10.96       $ 11.42       $ 11.08
                                                     -------       -------       -------       -------       -------
  Net Investment Income/Loss.....................        .01          (.05)         (.02)         (.04)         (.03)
  Net Realized and Unrealized Gain/Loss..........      (1.35)         (.56)          .39           .26           .39
                                                     -------       -------       -------       -------       -------
Total from Investment Operations.................      (1.34)         (.61)          .37           .22           .36
                                                     -------       -------       -------       -------       -------
Less:
  Distributions from Net
    Investment Income............................        -0-          (.03)          -0-           -0-          (.01)
  Distributions from Net Realized Gain...........        -0-           -0-          (.98)         (.68)         (.01)
                                                     -------       -------       -------       -------       -------
Total Distributions..............................        -0-          (.03)         (.98)         (.68)         (.02)
                                                     -------       -------       -------       -------       -------
NET ASSET VALUE, END OF THE PERIOD...............    $  8.37       $  9.71       $ 10.35       $ 10.96       $ 11.42
                                                     =======       =======       =======       =======       =======

Total Return* (b)................................    -13.80%        -5.81%         3.36%         2.24%         3.29%
Net Assets at End of the Period (In millions)....    $ 205.6       $ 304.9       $ 383.9       $ 442.3       $ 596.3
Ratio of Expenses to Average Net Assets*.........      2.42%         2.35%         2.39%         2.41%         2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets*............................       .10%         (.47%)        (.15%)        (.34%)        (.31%)
Portfolio Turnover...............................        24%           34%           33%           47%           40%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......      2.46%           N/A           N/A           N/A           N/A
   Ratio of Net Investment Income to Average
   Net Assets....................................       .06%           N/A           N/A           N/A           N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED JUNE 30,
                                                ---------------------------------------------------------------
CLASS C SHARES                                  2003 (a)      2002 (a)      2001 (a)      2000 (a)      1999 (a)
                                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....   $  9.71       $ 10.35       $ 10.96       $ 11.42       $ 11.07
                                                -------       -------       -------       -------       -------
  Net Investment Income/Loss.................       .04          (.05)         (.02)         (.04)         (.03)
  Net Realized and Unrealized Gain/Loss......     (1.35)         (.56)          .39           .26           .40
                                                -------       -------       -------       -------       -------
Total from Investment Operations.............     (1.31)         (.61)          .37           .22           .37
                                                -------       -------       -------       -------       -------
Less:
  Distributions from Net
    Investment Income........................       -0-          (.03)          -0-           -0-          (.01)
  Distributions from Net Realized Gain.......       -0-           -0-          (.98)         (.68)         (.01)
                                                -------       -------       -------       -------       -------
Total Distributions..........................       -0-          (.03)         (.98)         (.68)         (.02)
                                                -------       -------       -------       -------       -------
NET ASSET VALUE, END OF THE PERIOD...........   $  8.40       $  9.71       $ 10.35       $ 10.96       $ 11.42
                                                =======       =======       =======       =======       =======

Total Return* (b)............................   -13.49%(c)     -5.81%         3.36%         2.24%         3.39%
Net Assets at End of the Period
  (In millions)..............................   $  23.0       $  30.7       $  38.4       $  42.6       $  63.1
Ratio of Expenses to Average Net Assets*.....     2.39%(d)      2.35%         2.39%         2.41%         2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets*........................      .44%(c)      (.47%)        (.15%)        (.36%)        (.32%)
Portfolio Turnover...........................       24%           34%           33%           47%           40%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...     2.43%(d)        N/A           N/A           N/A           N/A
   Ratio of Net Investment Income to Average
   Net Assets................................      .40%(c)        N/A           N/A           N/A           N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTION Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund were amortized on a straight line basis over the 60 month period ended October 28, 2002. The Adviser agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen were redeemed by the Fund during the amortization period, the Fund would be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $18,090,883, which will expire between June 30, 2010 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes...........................   $299,887,889
                                                                  ============
Gross tax unrealized appreciation..............................   $ 18,852,016
Gross tax unrealized depreciation..............................    (40,901,448)
                                                                  ------------
Net tax unrealized depreciation on investments.................   $(22,049,432)
                                                                  ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                               2003        2002
Distributions paid from:
  Ordinary income...........................................   $ -0-    $1,641,534
  Long-term capital gain....................................     -0-           -0-
                                                               -----    ----------
                                                               $ -0-    $1,641,534
                                                               =====    ==========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax basis differences relating to expenses which are deductible for tax and not for book purposes totaling $1,044 were reclassified from accumulated undistributed net investment income to capital. A permanent book and tax basis difference related to an adjustment of a prior year amount totaling $1,233,342 was reclassified from accumulated undistributed net investment income to capital and $5,329 from accumulated undistributed net investment income to accumulated net realized loss. A permanent book and tax basis difference relating to net realized foreign currency losses totaling $661,287 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $3,457 was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.....................................    $1,132,573

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

G. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $4,894 as a result of credits earned on cash balances.

H. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $750 million.................................................    1.00%
Next $500 million..................................................    0.95%
Over $1.25 billion.................................................    0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $15,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $26,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $7,821 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $302,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $117,047 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $45,521 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $16,612.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $56,276,332, $253,155,016 and $27,811,199 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                           SHARES            VALUE
Sales:
  Class A............................................    32,180,167      $ 266,264,525
  Class B............................................       660,064          5,385,647
  Class C............................................       287,385          2,284,943
                                                        -----------      -------------
Total Sales..........................................    33,127,616      $ 273,935,115
                                                        ===========      =============
Repurchases:
  Class A............................................   (32,021,384)     $(267,173,514)
  Class B............................................    (7,491,806)       (59,040,852)
  Class C............................................      (708,131)        (5,556,308)
                                                        -----------      -------------
Total Repurchases....................................   (40,221,321)     $(331,770,674)
                                                        ===========      =============

     At June 30, 2002, capital aggregated $57,415,767, $307,711,108 and
$31,183,529 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                           SHARES            VALUE
Sales:
  Class A............................................    23,396,887      $ 232,400,558
  Class B............................................       827,141          8,117,023
  Class C............................................       748,309          7,442,635
                                                        -----------      -------------
Total Sales..........................................    24,972,337      $ 247,960,216
                                                        ===========      =============
Dividend Reinvestment:
  Class A............................................        57,818      $     551,585
  Class B............................................        97,363            915,215
  Class C............................................         9,248             86,842
                                                        -----------      -------------
Total Dividend Reinvestment                                 164,429      $   1,553,642
                                                        ===========      =============
Repurchases:
  Class A............................................   (26,080,475)     $(261,762,865)
  Class B............................................    (6,641,963)       (64,708,362)
  Class C............................................    (1,307,891)       (12,956,332)
                                                        -----------      -------------
Total Repurchases....................................   (34,030,329)     $(339,427,559)
                                                        ===========      =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 17,256 and 52,900 Class B Shares converted to Class A Shares, respectively and are shown in the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                               -----------------------
YEAR OF REDEMPTION                                             CLASS B         CLASS C
First........................................................   5.00%           1.00%
Second.......................................................   4.00%            None
Third........................................................   3.00%            None
Fourth.......................................................   2.50%            None
Fifth........................................................   1.50%            None
Sixth and Thereafter.........................................    None            None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $36,500 and CDSC on redeemed shares of approximately $334,800. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $69,510,862 and $138,799,418, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $5,321,200 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $1,675,000 and payments made to Morgan Stanley
DW Inc., an affiliate of the Adviser, of approximately $683,600.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                       UNREALIZED
                                                          CURRENT     APPRECIATION/
                                                           VALUE      DEPRECIATION
SHORT CONTRACTS:
Japanese Yen
  1,700,000,000, expiring 09/22/03...................   $14,222,764     $178,280

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen International Magnum
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
COMMON AND PREFERRED STOCKS 89.3%
AUSTRALIA 2.4%
Australia and New Zealand Banking Group Ltd...................     8,100    $   101,215
BHP Biliton Ltd. (a)..........................................    39,878        231,345
Commonwealth Bank of Australia................................     7,750        153,770
Foster's Brewing Ltd..........................................    40,100        113,355
National Australia Bank Ltd...................................     7,700        173,201
News Corp., Ltd...............................................    29,940        225,156
Qantas Airways Ltd............................................    36,063         79,181
Rio Tinto Ltd.................................................    11,200        219,666
Westpac Banking Corp., Ltd....................................    13,400        146,208
                                                                            -----------
                                                                              1,443,097
                                                                            -----------

BELGIUM 0.7%
Agfa Gevaert, NV..............................................     5,462        116,166
Fortis........................................................     6,190        106,801
Solvay SA (b).................................................     3,348        231,062
                                                                            -----------
                                                                                454,029
                                                                            -----------

BERMUDA 0.9%
Esprit Holdings Ltd...........................................    66,000        161,654
Johnson Electric Holdings Ltd.................................   192,000        238,826
Li & Fung Ltd.................................................   126,400        162,900
                                                                            -----------
                                                                                563,380
                                                                            -----------

DENMARK 0.4%
Danske Bank A/S (b)...........................................    11,271        219,823
                                                                            -----------

FINLAND 2.1%
Nokia Oyj (b).................................................    64,532      1,064,429
Sampo Oyj, Class A (b)........................................    14,100        103,636
Stora Enso Oyj (b)............................................    11,111        124,354
                                                                            -----------
                                                                              1,292,419
                                                                            -----------

FRANCE 10.2%
Aventis SA (b)................................................    23,322      1,285,240
BNP Paribas, SA (b)...........................................    17,257        878,357
Cap Gemini SA (a).............................................     8,511        302,700
Carrefour SA (a)..............................................     5,218        256,166
France Telecom, SA (a)........................................    15,882        390,210
Groupe Danone (b).............................................     1,622        224,818
L'Oreal, SA (b)...............................................     1,547        109,257
Neopost, SA (a) (b)...........................................     3,048        129,721

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
FRANCE (CONTINUED)
Schneider Electric, SA (b)....................................    11,637    $   548,001
Societe Generale (b)..........................................     6,653        422,424
Total SA (b)..................................................    10,404      1,574,884
Unibail (b)...................................................     1,602        118,854
                                                                            -----------
                                                                              6,240,632
                                                                            -----------

GERMANY 3.2%
Adidas-Salomon, AG............................................       982         84,117
Deutsche Bank, AG (Registered) (a) (b)........................     2,253        146,369
Deutsche Telekom, AG (b)......................................    27,192        415,679
Linde, AG (a).................................................     3,403        126,197
Porsche AG--Preferred Stock...................................       222         94,226
Siemens, AG (b)...............................................    16,489        810,248
Volkswagen, AG................................................     7,320        309,934
                                                                            -----------
                                                                              1,986,770
                                                                            -----------

GREECE 0.4%
Hellenic Telecommunicatons Organization, SA...................    20,410        241,340
                                                                            -----------

HONG KONG 1.7%
Bank of East Asia.............................................    25,000         48,890
Cathay Pacific Airways Ltd....................................    73,000         98,293
Cheung Kong Holdings Ltd......................................    22,100        132,631
Henderson Land Development Co., Ltd...........................   113,000        323,141
Hutchison Whampoa Ltd.........................................    33,870        206,309
Sun Hung Kai Properties Ltd...................................    27,700        139,598
Television Broadcasts Ltd.....................................    26,000         92,855
                                                                            -----------
                                                                              1,041,717
                                                                            -----------

ITALY 3.9%
ENI SpA (b)...................................................    19,838        300,522
Mediaset SpA..................................................    15,254        129,313
Snam Rete Gas SpA (b).........................................    87,377        343,729
Telecom Italia SpA--RNC (b)...................................    58,839        322,832
Telecom Italia SpA............................................    79,355        719,272
UniCredito Italiano SpA (b)...................................   123,722        590,592
                                                                            -----------
                                                                              2,406,260
                                                                            -----------

JAPAN 19.0%
Amada Co., Ltd................................................    43,000        138,484
Canon, Inc....................................................     8,000        367,778
Casio Computer Co., Ltd.......................................    27,000        172,784
Dai Nippon Printing Co., Ltd..................................    16,000        169,538
Daicel Chemical Industries Ltd................................    47,000        149,406
Daifuku Co., Ltd..............................................    37,000        141,079
Daikin Industries Ltd.........................................    16,000        294,356
Denki Kagaku Kogyo KK.........................................    63,000        175,036

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
JAPAN (CONTINUED)
East Japan Railway Co..........................................       49    $   218,314
FamilyMart Co., Ltd............................................   11,100        198,653
Fuji Machine Manufacturing Co..................................    8,900        103,216
Fuji Photo Film Co. Ltd........................................   10,000        289,516
Fujitec Co., Ltd...............................................   15,000         65,079
Fujitsu Ltd....................................................   46,000        188,828
Furukawa Electric Co., Ltd.....................................   32,000        104,660
Hitachi Capital Corp...........................................   17,100        186,473
Hitachi High-Technologies Corp.................................    5,000         61,700
Hitachi Ltd....................................................   53,000        225,080
House Foods Corp...............................................    9,800         89,942
Kaneka Corp....................................................   38,000        234,617
Kurita Water Industries Ltd....................................   17,100        189,612
Kyocera Corp...................................................    4,400        252,205
Kyudenko Co., Ltd..............................................   14,000         49,059
Lintec Corp....................................................   11,000        114,722
Matsushita Electric Industrial.................................   31,000        307,530
Minebea Co., Ltd...............................................   38,000        150,916
Mitsubishi Chemical Corp. (a)..................................   85,000        173,752
Mitsubishi Corp................................................   35,000        243,252
Mitsubishi Estate Co., Ltd.....................................   33,000        223,845
Mitsubishi Heavy Industries Ltd................................   82,000        212,774
Mitsubishi Logistcs Corp.......................................   11,000         66,630
Mitsumi Electric Co., Ltd......................................   16,200        167,738
Nagase & Co., Ltd..............................................   14,000         72,654
NEC Corp.......................................................   49,000        245,296
Nifco, Inc.....................................................   12,000        128,956
Nintendo Co., Ltd..............................................    3,300        240,365
Nippon Meat Packers, Inc.......................................   14,000        132,460
Nippon Telegraph & Telephone Corp..............................       58        227,925
Nissan Motor Co., Ltd..........................................   41,900        401,328
Nissha Printing Co., Ltd.......................................    6,000         43,453
Nisshinbo Industries, Inc......................................   21,000         96,366
Obayashi Corp..................................................   43,000        132,026
Ono Pharmaceutical Co., Ltd....................................    7,000        217,263
Ricoh Co., Ltd.................................................   21,000        343,765
Rinnai Corp....................................................    4,600         96,909
Rohm Co., Ltd..................................................    1,300        141,980
Ryosan Co., Ltd................................................    8,800        115,419
Sangetsu Co., Ltd..............................................    1,300         20,999
Sanki Engineering Co., Ltd.....................................    6,000         29,486
Sankyo Co., Ltd................................................   17,100        204,592
Sanwa Shutter Corp.............................................   31,000        123,115
Sekisui Chemical Co., Ltd......................................   38,000        128,722

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
JAPAN (CONTINUED)
Sekisui House Ltd.............................................    23,000    $   174,628
Shin-Etsu Polymer Co., Ltd....................................    22,000        108,481
Sony Corp.....................................................     8,400        236,886
Suzuki Motor Co., Ltd.........................................    18,000        234,584
TDK Corp......................................................     5,100        252,330
Toho Co.......................................................     5,400         47,487
Tokyo Electric Power Co., Inc.................................    10,400        199,141
Toshiba Corp. (a).............................................    93,000        320,462
Toyo Ink Mfg Co, Ltd..........................................    22,000         59,839
Toyota Motor Corp.............................................    13,900        360,677
Tsubakimoto Chain Co..........................................    40,000        123,483
Yamaha Corp...................................................    20,100        276,039
Yamaha Motor Co...............................................     8,000         67,615
Yamanouchi Pharmaceutical Co., Ltd............................    11,300        295,098
                                                                            -----------
                                                                             11,626,403
                                                                            -----------

NETHERLANDS 5.3%
ABN Amro Holdings NV (a)......................................     6,534        125,137
Aegon, NV.....................................................    10,354        103,853
Akzo Nobel NV (a) (b).........................................    20,333        539,796
ASML Holding, NV (a)..........................................     3,184         30,288
Gucci Group NV (b)............................................     1,088        106,500
Heineken, NV (b)..............................................     5,879        208,956
ING Groep, NV (b).............................................    20,786        361,745
Koninklijke (Royal) Philips Electronics, NV (a) (b)...........    25,674        489,042
Koninklijke KPN, NV (a) (b)...................................    28,238        200,406
Royal Dutch Petroleum Co. (b).................................    14,995        697,164
Unilever, NV, CVA (b).........................................     7,326        393,697
                                                                            -----------
                                                                              3,256,584
                                                                            -----------

NORWAY 1.0%
DnB Holding, ASA (a)..........................................    42,147        207,999
Gjensidige NOR Sparebank (b)..................................     3,408        119,291
Statoil, ASA (b)..............................................    19,435        165,693
Telenor, ASA (b)..............................................    32,106        133,522
                                                                            -----------
                                                                                626,505
                                                                            -----------

PORTUGAL 0.2%
Brisa-Auto Estradas de Portugal, SA (b).......................    26,452        149,089
                                                                            -----------

SINGAPORE 2.0%
CapitaLand Ltd................................................   109,000         76,763
City Developments Ltd.........................................    33,000         83,215
DBS Group Holdings Ltd........................................    15,564         91,046
Neptune Orient Lines Ltd. (a).................................   160,000        134,488
Oversea-Chinese Banking Corp., Ltd............................    17,000         96,550

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
SINGAPORE (CONTINUED)
Sembcorp Industries Ltd.......................................   120,000    $    87,236
Sembcorp Logistics Ltd........................................    44,000         46,980
Singapore Airlines Ltd........................................    38,000        224,450
United Overseas Bank Ltd......................................    22,120        155,779
Venture Manufacturing Ltd.....................................    28,000        256,027
                                                                            -----------
                                                                              1,252,534
                                                                            -----------

SPAIN 1.1%
Banco Bilbao Vizcaya Argentaria, SA (a).......................     8,125         85,514
Telefonica SA (a) (b).........................................    50,199        583,766
                                                                            -----------
                                                                                669,280
                                                                            -----------

SWEDEN  0.6%
Assa Abloy AB, Class B (b)....................................    10,647        103,205
Securitas AB, Class B (a).....................................    13,404        137,473
Swedish Match AB (b)..........................................    13,492        102,095
                                                                            -----------
                                                                                342,773
                                                                            -----------

SWITZERLAND 11.5%
Adecco SA.....................................................     6,183        255,261
Ciba Specialty Chemicals, AG..................................     2,454        148,881
Converium Holdings, AG (b)....................................     6,322        292,339
Credit Suisse Group (a) (b)...................................    19,259        507,978
Holcim Ltd., Class B..........................................     9,400        348,084
Nestle, SA (Registered) (b)...................................     6,531      1,350,558
Novartis, AG (b)..............................................    41,697      1,653,566
Roche Holding, AG (b).........................................     5,946        467,418
Schindler Holding, AG (Registered) (b)........................     1,399        246,347
Swisscom, AG (Registered).....................................       609        173,472
Syngenta, AG (Registered) (b).................................    10,474        526,180
UBS, AG (a) (b)...............................................    16,987        947,004
Zurich Financial Services, AG.................................       998        119,249
                                                                            -----------
                                                                              7,036,337
                                                                            -----------

UNITED KINGDOM 22.7%
Allied Domecq Plc (b).........................................    92,210        509,063
Amvescap Plc (b)..............................................    29,774        205,712
AstraZeneca Group Plc (b).....................................     5,294        212,636
Aviva Plc (b).................................................    15,600        108,491
Barclays Plc (b)..............................................   100,764        749,488
BOC Group Plc (b).............................................    37,302        479,379
BP Plc (b)....................................................    72,208        501,580
British American Tobacco Plc (b)..............................    44,447        505,082
Cadbury Schweppes Plc (b).....................................    39,642        234,577
Compass Group Plc (b).........................................    42,869        231,529
Diageo Plc (b)................................................    43,178        461,757
GlaxoSmithKline Plc (b).......................................    89,145      1,802,064

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
UNITED KINGDOM (CONTINUED)
GUS Plc (b)...................................................    11,423    $   128,203
Hays Plc (b)..................................................   276,425        438,627
HSBC Holdings Plc (b).........................................    58,921        697,316
Invensys Plc (b)..............................................   554,075        187,745
Lloyds TSB Group Plc (b)......................................    18,429        131,060
National Grid Transco Plc.....................................    50,527        343,251
Pearson Plc...................................................    12,116        113,350
Prudential Plc................................................    67,220        407,766
Reckitt Benckiser Plc.........................................    10,951        201,282
Reed Elsevier International Plc (b)...........................    97,764        814,839
Rentokil Initial Plc (b)......................................   144,035        450,558
Rolls-Royce Plc...............................................   131,750        279,290
Royal Bank of Scotland Group Plc (a)..........................     5,903        165,870
Shell Transport & Trading Co., Plc (b)........................   168,094      1,111,371
Smiths Group Plc (b)..........................................    31,409        364,969
Vodafone Group Plc (b)........................................   820,834      1,607,757
WPP Group Plc (b).............................................    63,611        499,428
                                                                            -----------
                                                                             13,944,040
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS 89.3%
  (Cost $51,750,868)..........................................               54,793,012

REPURCHASE AGREEMENT 9.5%
State Street Bank & Trust Co. ($5,859,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $5,859,106)
  (Cost $5,859,000)...........................................                5,859,000
                                                                            -----------

TOTAL INVESTMENTS 98.8%
  (Cost $57,609,868)..........................................               60,652,012

FOREIGN CURRENCY 0.9%
  (Cost $553,383).............................................                  550,252

OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%....................                  160,219
                                                                            -----------

NET ASSETS 100.0%.............................................              $61,362,483
                                                                            ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b)  Assets segregated as collateral for open futures and forward transactions.

CVA--Certification Van Aandelen

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $57,609,868)............................................   $ 60,652,012
Foreign Currency (Cost $553,383)................................................        550,252
Cash............................................................................        947,266
Receivables:
   Investments Sold.............................................................        435,643
   Dividends....................................................................        236,450
   Fund Shares Sold.............................................................         71,880
Other...........................................................................         42,416
                                                                                   ------------
     Total Assets...............................................................     62,935,919
                                                                                   ------------

LIABILITIES:
Payables:
   Investments Purchased........................................................        792,276
   Fund Shares Repurchased......................................................        495,407
   Distributor and Affiliates...................................................         75,658
   Investment Advisory Fee......................................................         24,693
   Variation Margin on Futures..................................................         22,581
Accrued Expenses................................................................         77,572
Directors' Deferred Compensation and Retirement Plans...........................         54,434
Forward Foreign Currency Contracts..............................................         30,815
                                                                                   ------------
     Total Liabilities..........................................................      1,573,436
                                                                                   ------------
Net Assets......................................................................   $ 61,362,483
                                                                                   ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)............................................................   $ 86,094,678
Net Unrealized Appreciation.....................................................      2,973,132
Accumulated Undistributed Net Investment Income.................................        464,691
Accumulated Net Realized Loss...................................................    (28,170,018)
                                                                                   ------------
Net Assets......................................................................   $ 61,362,483
                                                                                   ============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of $32,589,418 and 3,399,881 shares of beneficial interest
     issued and outstanding)....................................................   $       9.59
     Maximum sales charge (5.75%* of offering price)............................            .59
                                                                                   ------------
     Maximum offering price to public...........................................   $      10.18
                                                                                   ============
  Class B Shares:
     Net asset value and offering price per share  (Based on net assets of
     $21,439,224 and 2,304,885 shares of beneficial interest issued
     and outstanding)...........................................................   $       9.30
                                                                                   ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $7,333,841 and 785,081 shares of beneficial interest
     issued and outstanding)....................................................   $       9.34
                                                                                   ============

*    On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $172,538)........................   $ 1,445,526
Interest........................................................................        79,556
Other...........................................................................         9,088
                                                                                   -----------
     Total Income...............................................................     1,534,170
                                                                                   -----------

EXPENSES:
Investment Advisory Fee.........................................................       551,997
Distribution (12b-1) and Service Fees  (Attributed to Classes A, B and C
  of $100,306, $225,181 and $63,452, respectively)..............................       388,939
Custody.........................................................................       163,974
Administrative Fee..............................................................       119,341
Shareholder Services............................................................       118,920
Legal...........................................................................        19,979
Directors' Fees and Related Expenses............................................        15,768
Other...........................................................................       175,983
                                                                                   -----------
     Total Expenses.............................................................     1,554,901
     Expense Reduction ($151,136 Investment Advisory
       Fee and $49,166 Other)...................................................       200,302
     Less Credits Earned on Cash Balances.......................................         4,509
                                                                                   -----------
     Net Expenses...............................................................     1,350,090
                                                                                   -----------
NET INVESTMENT INCOME...........................................................   $   184,080
                                                                                   ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments..................................................................   $(6,887,369)
   Futures......................................................................      (495,366)
   Foreign Currency Transactions................................................       416,684
                                                                                   -----------
Net Realized Loss...............................................................    (6,966,051)
                                                                                   -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period......................................................     2,891,315
   End of the Period:
     Investments................................................................     3,042,144
     Futures....................................................................       (74,870)
     Foreign Currency Contracts.................................................       (30,815)
     Foreign Currency Translation...............................................        36,673
                                                                                   -----------
                                                                                     2,973,132
                                                                                   -----------
Net Unrealized Appreciation During the Period...................................        81,817
                                                                                   -----------
NET REALIZED AND UNREALIZED LOSS................................................   $(6,884,234)
                                                                                   ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS......................................   $(6,700,154)
                                                                                   ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                               YEAR ENDED        YEAR ENDED
                                                                              JUNE 30, 2003    JUNE 30, 2002
                                                                              ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss.................................................   $     184,080    $    (160,180)
Net Realized Loss..........................................................      (6,966,051)     (11,305,228)
Net Unrealized Appreciation During the Period..............................          81,817        3,506,127
                                                                              -------------    -------------
Change in Net Assets from Operations.......................................      (6,700,154)      (7,959,281)
                                                                              -------------    -------------
Distributions from Net Investment Income:
     Class A Shares........................................................        (162,037)             -0-
     Class B Shares........................................................             -0-              -0-
     Class C Shares........................................................             -0-              -0-
                                                                              -------------    -------------
Total Distributions........................................................        (162,037)             -0-
                                                                              -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........................      (6,862,191)      (7,959,281)
                                                                              -------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................................     347,535,664      359,206,221
Net Asset Value of Shares Issued Through
   Dividend Reinvestment...................................................         151,716              -0-
Cost of Shares Repurchased.................................................    (369,566,686)    (391,650,719)
                                                                              -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........................     (21,879,306)     (32,444,498)
                                                                              -------------    -------------
TOTAL DECREASE IN NET ASSETS...............................................     (28,741,497)     (40,403,779)
NET ASSETS:
Beginning of the Period....................................................      90,103,980      130,507,759
                                                                              -------------    -------------
End of the Period (Including accumulated undistributed
   net investment income of $464,691 and
   $23,693, respectively)..................................................   $  61,362,483    $  90,103,980
                                                                              =============    =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                              YEAR ENDED JUNE 30,
                                                      --------------------------------------------------------------
                                                      2003 (a)      2002 (a)      2001 (a)      2000 (a)     1999 (a)
                                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $11.11        $12.34        $15.58        $13.57       $14.85
                                                      -------        ------       -------        ------       ------
  Net Investment Income............................       .05           .02           .07           .04          .05
  Net Realized and Unrealized Gain/Loss............     (1.53)        (1.25)        (3.16)         1.97         (.91)
                                                      -------        ------       -------        ------       ------
Total from Investment Operations...................     (1.48)        (1.23)        (3.09)         2.01         (.86)
                                                      -------        ------       -------        ------       ------
Less:
  Distributions from Net
    Investment Income..............................      (.04)          -0-           -0-           -0-         (.26)
  Distributions from Net Realized Gain.............       -0-           -0-          (.15)          -0-         (.16)
                                                      -------        ------       -------        ------       ------
Total Distributions................................      (.04)          -0-          (.15)          -0-         (.42)
                                                      -------        ------       -------        ------       ------
NET ASSET VALUE, END OF THE PERIOD.................    $ 9.59        $11.11        $12.34        $15.58       $13.57
                                                      =======        ======       =======        ======       ======

Total Return* (b)..................................   -13.33%        -9.89%       -20.00%        14.81%       -5.54%
Net Assets at End of the Period
  (In millions)....................................    $ 32.6        $ 51.8        $ 77.1        $ 62.7       $ 45.6
Ratio of Expenses to Average Net Assets*...........     1.65%         1.65%         1.60%         1.65%        1.65%
Ratio of Net Investment Income to
  Average Net Assets*..............................      .54%          .18%          .47%          .26%         .37%
Portfolio Turnover.................................       56%           62%           41%           66%          70%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets............     1.94%         1.75%           N/A         1.68%        1.71%
Ratio of Net Investment Income to
  Average Net Assets...............................      .25%          .08%           N/A          .23%         .33%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase.
     If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                              YEAR ENDED JUNE 30,
                                                      --------------------------------------------------------------
                                                      2003 (a)      2002 (a)      2001 (a)      2000 (a)     1999 (a)
                                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $10.87        $12.12        $15.35        $13.47       $14.72
                                                      -------       -------       -------        ------       ------
  Net Investment Loss..............................      (.01)         (.06)         (.05)         (.08)        (.04)
  Net Realized and Unrealized Gain/Loss............     (1.56)        (1.19)        (3.03)         1.96         (.90)
                                                      -------       -------       -------        ------       ------
Total from Investment Operations...................     (1.57)        (1.25)        (3.08)         1.88         (.94)
                                                      -------       -------       -------        ------       ------
Less:
  Distributions from
     Net Investment Income.........................       -0-           -0-           -0-           -0-         (.15)
  Distributions from Net Realized Gain.............       -0-           -0-          (.15)          -0-         (.16)
                                                      -------       -------       -------        ------       ------
Total Distributions................................       -0-           -0-          (.15)          -0-         (.31)
                                                      -------       -------       -------        ------       ------
NET ASSET VALUE, END OF THE PERIOD.................    $ 9.30        $10.87        $12.12        $15.35       $13.47
                                                      =======       =======       =======        ======       ======

Total Return* (b)..................................   -14.44%       -10.24%       -20.28%        14.12%       -6.28%
Net Assets at End of the Period
     (In millions).................................    $ 21.4        $ 30.2        $ 40.3        $ 55.6       $ 48.1
Ratio of Expenses to Average Net Assets*...........     2.40%         2.40%         2.35%         2.40%        2.40%
Ratio of Net Investment Loss to
  Average Net Assets*..............................     (.15%)        (.57%)        (.34%)        (.55%)       (.33%)
Portfolio Turnover.................................       56%           62%           41%           66%          70%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets............     2.69%         2.50%           N/A         2.43%        2.46%
Ratio of Net Investment Loss to
  Average Net Assets...............................     (.44%)        (.67%)          N/A         (.58%)       (.37%)

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                              YEAR ENDED JUNE 30,
                                                      --------------------------------------------------------------
                                                      2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
                                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $10.92        $12.18        $15.43        $13.52       $14.78
                                                       ------        ------        ------        ------       ------
  Net Investment Loss..............................       -0-          (.07)         (.05)         (.09)        (.03)
  Net Realized and Unrealized Gain/Loss............     (1.58)        (1.19)        (3.05)         2.00         (.92)
                                                       ------        ------        ------        ------       ------
Total from Investment Operations...................     (1.58)        (1.26)        (3.10)         1.91         (.95)
                                                       ------        ------        ------        ------       ------
Less:
  Distributions from
     Net Investment Income.........................       -0-           -0-           -0-           -0-         (.15)
  Distributions from Net Realized Gain.............       -0-           -0-          (.15)          -0-         (.16)
                                                       ------        ------        ------        ------       ------
Total Distributions................................       -0-           -0-          (.15)          -0-         (.31)
                                                       ------        ------        ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD.................    $ 9.34        $10.92        $12.18        $15.43       $13.52
                                                       ======        ======        ======        ======       ======

Total Return*(b)...................................   -14.47%       -10.27%       -20.26%        14.13%       -6.25%
Net Assets at End of the Period
     (In millions).................................    $  7.3        $  8.1        $ 13.1        $ 15.2       $ 14.2
Ratio of Expenses to Average Net Assets*...........     2.40%         2.40%         2.35%         2.40%        2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets*..............................      .02%         (.59%)        (.35%)        (.58%)       (.26%)
Portfolio Turnover.................................       56%           62%           41%           66%          70%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets............     2.69%         2.50%           N/A         2.43%        2.46%
Ratio of Net Investment Income/Loss to
  Average Net Assets...............................     (.27%)        (.69%)          N/A         (.61%)        .30%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $19,552,968, which will expire between June 30, 2009 and 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes...........................    $61,678,509
                                                                   ===========
Gross tax unrealized appreciation..............................    $ 4,879,490
Gross tax unrealized depreciation..............................     (5,905,987)
                                                                   -----------
Net tax unrealized depreciation on investments.................    $(1,026,497)
                                                                   ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of the distributions paid during the years ended June 30, 2003 and 2002 were as follows:

                                                               2003         2002
Distributions paid from
  Ordinary income..........................................   162,037        -0-
  Long-term capital gain...................................       -0-        -0-
                                                              -------        ---
                                                              162,037        -0-
                                                              =======        ===

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the Untied States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,271 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to the recognition of net realized gains on foreign currency transactions totaling $416,684 was reclassified to accumulated undistributed net investment income from accumulated net realized loss.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................................   $490,307

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, losses relating to wash sale transactions and gains or losses recognized for tax purposes on open future transactions on June 30, 2003.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $4,509 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                         % PER ANNUM
First $500 million..............................................    0.80%
Next $500 million...............................................    0.75%
Over $1 billion.................................................    0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $151,136 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $16,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JP Morgan"), through its corporate affiliate JP Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JP Morgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,000 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $70,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $49,166 of these fees. This reimbursement is voluntary in nature and can be discontinued at the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $31,702 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $524.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $42,209,317, $34,462,700 and $9,422,661 for
Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                     SHARES          VALUE
Sales:
   Class A....................................     36,764,956    $ 339,568,157
   Class B....................................        328,696        2,941,973
   Class C....................................        574,094        5,025,534
                                                  -----------    -------------
Total Sales...................................     37,667,746    $ 347,535,664
                                                  ===========    =============

Dividend Reinvestment:
   Class A....................................         16,971    $     151,716
   Class B....................................            -0-              -0-
   Class C....................................            -0-              -0-
                                                  -----------    -------------
Total Dividend Reinvestment...................         16,971    $     151,716
                                                  ===========    =============

Repurchases:
   Class A....................................    (38,039,557)   $(357,501,082)
   Class B....................................       (805,763)      (7,247,233)
   Class C....................................       (530,277)      (4,818,371)
                                                  -----------    -------------
Total Repurchases.............................    (39,375,597)   $(369,566,686)
                                                  ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $59,990,526, $38,767,960 and
$9,215,498 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                               SHARES          VALUE
Sales:
  Class A...............................................     30,441,282    $ 344,266,540
  Class B...............................................        309,882        3,476,870
  Class C...............................................        994,874       11,462,811
                                                            -----------    -------------
Total Sales.............................................     31,746,038    $ 359,206,221
                                                            ===========    =============

Repurchases:
  Class A...............................................    (32,036,288)   $(366,986,920)
  Class B...............................................       (852,774)      (9,289,081)
  Class C...............................................     (1,325,249)     (15,374,718)
                                                            -----------    -------------
Total Repurchases.......................................    (34,214,311)   $(391,650,719)
                                                            ===========    =============

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 10,016 and 13,601 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                               PERCENTAGE OF DOLLAR
                                                                 AMOUNT SUBJECT TO
                                                                      CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First......................................................    5.00%           1.00%
Second.....................................................    4.00%            None
Third......................................................    3.00%            None
Fourth.....................................................    2.50%            None
Fifth......................................................    1.50%            None
Thereafter.................................................    None             None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $17,400 and CDSC on redeemed shares of approximately $54,000. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $34,847,111 and $47,586,152, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $606,800 and $34,400 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $171,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $50,500.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2003, the Fund has outstanding forward foreign currency contracts as follows:

                                                                            UNREALIZED
                                                           CURRENT         APPRECIATION/
                                                            VALUE          DEPRECIATION
LONG CONTRACTS:
British Pounds 2,536,675 expiring 9/10/03..............   $4,172,426         $ (2,277)
Euro 1,904,170 expiring 9/10/03........................    2,185,724          (34,633)
Japanese Yen 332,115,000 expiring 9/10/03..............    2,777,566          (45,129)
                                                                             --------
                                                                              (82,039)
                                                                             --------

SHORT CONTRACTS:
British Pounds 1,114,435 expiring 9/10/03..............   $1,833,067         $  1,171
Euro 1,284,636 expiring 9/10/03........................    1,474,585           28,130
Japanese Yen 154,980,000 expiring 9/10/03..............    1,296,139           21,923
                                                                             --------
                                                                               51,224
                                                                             --------
                                                                             $(30,815)
                                                                             ========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the year the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                                              CONTACTS
Outstanding at June 30, 2002...............................................        34
Futures Opened.............................................................     2,050
Futures Closed.............................................................    (1,996)
                                                                               ------
Outstanding at June 30, 2003...............................................        88
                                                                               ======

     The futures contracts outstanding as of June 30, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                               CONTRACTS   DEPRECIATION
LONG CONTRACTS:
TOPIX Index - September 2003
  (Current notional value $75,245 per contract)..............     21        $   52,117
EUREX DJ Euro - September 2003
  (Current notional value $27,870 per contract)..............     28           (24,229)
HKFE-HS - July 2003
  (Current notional value $61,450 per contract)..............      3            (1,263)
FTSE 100 Index - September 2003
  (Current notional value $66,237 per contract)..............     36          (101,495)
                                                                  --        ----------
                                                                  88        $  (74,870)
                                                                  ==        ==========

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Latin American Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                            MARKET
DESCRIPTION                                                                  SHARES         VALUE
COMMON STOCKS  97.3%
BRAZIL  42.1%
Aracruz Celulose SA--ADR                                                        10,600   $    223,236
Banco Bradesco SA--ADR (a)                                                      24,266        453,289
Banco Itau SA--ADR                                                              21,062        714,002
Brasil Telecom Participacoes SA                                                 13,718        513,739
Companhia Brasileira de Distribuicao Grupo Pao de Acucar--ADR                    6,300         96,642
Companhia de Bebidas das Americas--ADR (a)                                      95,796      1,949,449
Companhia Energetica de Minas Gerais--ADR                                       31,473        290,496
Companhia Siderurgica Nacional SA--ADR                                          18,528        459,680
Companhia Vale do Rio Doce--ADR                                                 43,283      1,201,103
Companhia Vale do Rio Doce--ADR                                                 10,690        317,065
Gerdau SA--ADR                                                                  33,355        391,921
Lojas Arapua SA, 144A--Private Placement--GDR (b)(c)                            10,410              0
Petroleo Brasileiro SA--ADR                                                     69,934      1,381,896
Petroleo Brasileiro SA--ADR                                                     82,398      1,463,388
Tele Norte Leste Participacoes SA--ADR                                          31,500        367,920
Unibanco SA--GDR                                                                 4,400         75,504
Votorantim Celulose e Papel SA--ADR                                              8,132        157,273
                                                                                         ------------
                                                                                           10,056,603
                                                                                         ------------
CHILE  5.7%
Banco de Chile--ADR                                                             12,248        239,448
Banco Santander Chile--ADR                                                      17,364        354,399
Compania Cervecerias Unidas--ADR                                                18,906        304,198
Compania Telecom Chile--ADR                                                     27,800        328,040
D&S--ADR                                                                        10,980        140,544
                                                                                         ------------
                                                                                            1,366,629
                                                                                         ------------
COLUMBIA  0.0%
Valores Bavaria SA (a)                                                               1              0
                                                                                         ------------
LUXEMBOURG  2.3%
Tenaris SA--ADR                                                                 21,395        545,572
                                                                                         ------------
MEXICO  44.9%
America Movil SA de CV, Class L--ADR                                           128,004      2,400,075
America Telecom SA de CV, Class A1 (a)                                          67,268         63,087
Carso Global Telecom, Class A1 (a)                                              68,168         86,633
Cemex--CPO                                                                     111,750        498,354
Coca-Cola Femsa SA--ADR (a)                                                      7,700        165,550
Fomento Economico Mexicano SA de CV                                            133,362        548,789

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                              MARKET
DESCRIPTION                                                                  SHARES           VALUE
MEXICO  (CONTINUED)
Fomento Economico Mexicano SA de CV, Class B--ADR                                9,691     $   399,269
Grupo Aeroportuario de Sureste SA de CV, Class B--ADR                           20,660         302,256
Grupo Financiero BBVA Bancomer SA de CV, Class B--ADR (a)                    1,449,300       1,224,682
Grupo Financiero BBVA Bancomer SA de CV, Class O (a)                            35,100          99,091
Telefonos de Mexico SA de CV--ADR                                               95,906       3,013,366
Wal-Mart de Mexico SA de CV--ADR                                               295,466         871,172
Wal-Mart de Mexico SA de CV, Class C                                           387,637       1,042,404
                                                                                           -----------
                                                                                            10,714,728
                                                                                           -----------
PERU  0.8%
Compania de Minas Buenaventura SA--ADR                                           6,400         192,576
                                                                                           -----------
VENEZUELA  1.5%
Compania Anonima Nacional Telefonos de Venezuela--ADR                           29,046         362,785
                                                                                           -----------

TOTAL COMMON STOCKS  97.3%                                                                  23,238,893
                                                                                           -----------
PREFERRED STOCKS  1.5%
BRAZIL  1.5%
Banco Itau Holding Financeira SA                                             2,060,000         137,252
Banco Nacional SA (a)(b)                                                     8,115,000               0
Braxil Telecom Participacoes SA                                              1,794,000          13,301
Companhia Energetica de Minas Gerais                                         4,040,000          37,228
Klabin SA (a)                                                                   50,000          51,582
Lojas Arupau SA, 144A--Private Placement--GDR (a)(b)(c)                     19,195,300               0
Petroleo Brasileiro SA                                                           1,418          25,241
Tele Norte Leste Participacoes SA (a)                                        4,154,000          48,084
Usiminas SA                                                                      1,714           7,849
Votorantim Celulose e Papel SA--ADR                                          1,338,000          51,475
                                                                                           -----------

TOTAL PREFERRED STOCKS                                                                         372,012
                                                                                           -----------
CORPORATE BOND  0.0%
Companhia Vale Rio Doce--ADR ($31,997 par, 0.00% coupon,
  09/29/49 maturity) (b)                                                                             0
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $17,838,079)                                                                        23,610,905

REPURCHASE AGREEMENT  1.0%
State Street Bank & Trust Co. ($238,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $238,004)
  (Cost $238,000)                                                                              238,000
                                                                                           -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                              MARKET
DESCRIPTION                                                                                   VALUE
TOTAL INVESTMENTS  99.8%
  (Cost $18,076,079)                                                                       $23,848,905

FOREIGN CURRENCY  0.5%
  (Cost $116,025)                                                                              116,890

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)                                                  (77,671)
                                                                                           -----------

NET ASSETS  100.0%                                                                         $23,888,124
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b)  Security valued at fair value-see note 1-A to financial statements.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
CPO--Certificate of Participation
GDR--Global Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $18,076,079)                                      $ 23,848,905
Foreign Currency (Cost $116,025)                                               116,890
Cash                                                                               743
Receivables:
   Dividends                                                                    78,900
   Investments Sold                                                             21,141
   Fund Shares Sold                                                                440
Other                                                                           40,632
                                                                          ------------
     Total Assets                                                           24,107,651
                                                                          ------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                      44,416
   Distributor and Affiliates                                                   36,825
   Investment Advisory Fee                                                      13,247
   Investments Purchased                                                         7,849
Accrued Expenses                                                                64,247
Directors' Deferred Compensation and Retirement Plans                           52,943
                                                                          ------------
     Total Liabilities                                                         219,527
                                                                          ------------
NET ASSETS                                                                $ 23,888,124
                                                                          ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)                                                     $ 56,752,159
Net Unrealized Appreciation                                                  5,772,780
Accumulated Undistributed Net Investment Income                                 76,947
Accumulated Net Realized Loss                                              (38,713,762)
                                                                          ------------
NET ASSETS                                                                $ 23,888,124
                                                                          ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $11,674,123 and 1,064,927 shares of beneficial interest
     issued and outstanding)                                              $      10.96
     Maximum sales charge (5.75%* of offering price)                               .67
                                                                          ------------
     Maximum offering price to public                                     $      11.63
                                                                          ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of $8,163,561 and 785,272 shares of beneficial interest issued
     and outstanding)                                                     $      10.40
                                                                          ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of $4,050,440 and 389,671 shares of beneficial interest issued
     and outstanding)                                                     $      10.39
                                                                          ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $47,781)                   $   789,978
Interest                                                                        6,904
                                                                          -----------
     Total Income                                                             796,882
                                                                          -----------
EXPENSES:
Investment Advisory Fee                                                       290,098
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
   and C of $29,277, $77,990 and $36,981, respectively)                       144,248
Shareholder Services                                                           59,341
Shareholder Reports                                                            49,409
Administrative Fee                                                             39,018
Custody                                                                        38,559
Registration and Filing Fees                                                   33,290
Legal                                                                          15,519
Directors' Fees and Related Expenses                                           14,421
Country Tax                                                                    13,295
Other                                                                          59,042
                                                                          -----------
     Total Expenses                                                           756,240
     Expense Reduction ($138,102 Investment Advisory Fee and
       $31,287 Other)                                                         169,389
     Less Credits Earned on Cash Balances                                         129
                                                                          -----------
     Net Expenses                                                             586,722
                                                                          ===========
NET INVESTMENT INCOME                                                     $   210,160
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                            $(4,419,103)
   Foreign Currency Transactions                                              (32,961)
                                                                          -----------
Net Realized Loss                                                          (4,452,064)
                                                                          -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                    730,611
   End of the Period:
     Investments                                                            5,772,826
     Foreign Currency Translation                                                 (46)
                                                                          -----------
                                                                            5,772,780
                                                                          -----------
Net Unrealized Appreciation During the Period                               5,042,169
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN                                          $   590,105
                                                                          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $   800,265
                                                                          ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                         YEAR ENDED      YEAR ENDED
                                                                        JUNE 30, 2003   JUNE 30, 2002
                                                                        -----------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                   $     210,160    $    206,104
Net Realized Loss                                                          (4,452,064)     (4,317,096)
Net Unrealized Appreciation/Depreciation
   During the Period                                                        5,042,169      (4,014,410)
                                                                        -------------    ------------
Change in Net Assets from Operations                                          800,265      (8,125,402)
                                                                        -------------    ------------
Distributions from Net Investment Income:
   Class A Shares                                                                 -0-        (160,984)
   Class B Shares                                                                 -0-         (22,312)
   Class C Shares                                                                 -0-         (10,984)
                                                                        -------------    ------------
Total Distributions                                                               -0-        (194,280)
                                                                        -------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                           800,265      (8,319,682)
                                                                        -------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                   9,653,590      12,968,463
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                                          -0-         169,057
Cost of Shares Repurchased                                                (15,831,168)    (23,846,853)
                                                                        -------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                         (6,177,578)    (10,709,333)
                                                                        -------------    ------------
TOTAL DECREASE IN NET ASSETS                                               (5,377,313)    (19,029,015)
NET ASSETS:
Beginning of the Period                                                    29,265,437      48,294,452
                                                                        -------------    ------------
End of the Period (Including accumulated undistributed
   net investment income of $76,947 and
   ($107,988), respectively)                                            $  23,888,124    $ 29,265,437
                                                                        =============    ============

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------
CLASS A SHARES                                             2003(a)    2002(a)     2001(a)     2000(a)     1999(a)
                                                           -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                               $10.21     $12.70      $14.24      $11.54      $11.42
                                                           ------     ------      ------      ------      ------
  Net Investment Income                                       .12        .10         .11         .04         .09
  Net Realized and Unrealized Gain/Loss                       .63      (2.49)      (1.65)       2.66         .19
                                                           ------     ------      ------      ------      ------
Total from Investment Operations                              .75      (2.39)      (1.54)       2.70         .28
                                                           ------     ------      ------      ------      ------
Less:
  Distributions from Net
    Investment Income                                         -0-       (.10)        -0-         -0-        (.11)
  Distributions from Net Realized Gain                        -0-        -0-         -0-         -0-        (.05)
                                                           ------     ------      ------      ------      ------
Total Distributions                                           -0-       (.10)        -0-         -0-        (.16)
                                                           ------     ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                         $10.96     $10.21      $12.70      $14.24      $11.54
                                                           ======     ======      ======      ======      ======

Total Return *(b)                                           7.35%    -18.94%     -10.74%      23.29%       3.00%
Net Assets at End of the Period
  (In millions)                                            $ 11.7     $ 14.8      $ 26.5      $ 38.5      $ 34.1
Ratio of Expenses to Average
  Net Assets                                                2.16%      2.19%       2.18%       2.17%       2.20%
Ratio of Net Investment Income to Average
  Net Assets                                                1.27%       .92%        .84%        .31%        .98%
Portfolio Turnover                                            79%        48%         61%         78%        163%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                     2.89%      2.63%       2.20%       2.38%       2.44%
Ratio of Net Investment Income to Average
  Net Assets                                                 .54%       .48%        .82%        .10%        .74%
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                                          2.10%      2.10%       2.10%       2.10%       2.10%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------
CLASS B SHARES                                             2003(a)    2002(a)     2001(a)     2000(a)     1999(a)
                                                           -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                               $ 9.76     $12.12      $13.70      $11.19      $11.03
                                                           ------     ------      ------      ------      ------
  Net Investment Income/Loss                                  .05        .02         .01        (.06)        .02
  Net Realized and Unrealized Gain/Loss                       .59      (2.36)      (1.59)       2.57         .22
                                                           ------     ------      ------      ------      ------
Total from Investment Operations                              .64      (2.34)      (1.58)       2.51         .24
                                                           ------     ------      ------      ------      ------
Less:
  Distributions from Net Investment Income                    -0-       (.02)        -0-         -0-        (.03)
  Distributions from Net Realized Gain                        -0-        -0-         -0-         -0-        (.05)
                                                           ------     ------      ------      ------      ------
Total Distributions                                           -0-       (.02)        -0-         -0-        (.08)
                                                           ------     ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                         $10.40     $ 9.76      $12.12      $13.70      $11.19
                                                           ======     ======      ======      ======      ======

Total Return *(b)                                           6.67%    -19.53%     -11.39%      22.32%       2.47%
Net Assets at End of the Period (In millions)              $  8.2     $  9.8      $ 14.5      $ 19.6      $ 18.6
Ratio of Expenses to Average Net Assets                     2.91%      2.94%       2.93%       2.92%       2.96%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                         .52%       .19%        .09%       (.47%)       .20%
Portfolio Turnover                                            79%        48%         61%         78%        163%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                     3.64%      3.40%       2.95%       3.13%       3.20%
Ratio of Net Investment Income/Loss to Average
  Net Assets                                                (.21%)     (.27%)       .07%       (.68%)      (.04%)
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                                          2.85%      2.85%       2.85%       2.85%       2.85%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------
CLASS C SHARES                                             2003(a)    2002(a)     2001(a)     2000(a)     1999(a)
                                                           -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                               $ 9.75     $12.11      $13.69      $11.18      $11.04
                                                           ------     ------      ------      ------      ------
  Net Investment Income/Loss                                  .05        .02         .01        (.06)        .02
  Net Realized and Unrealized Gain/Loss                       .59      (2.36)      (1.59)       2.57         .20
                                                           ------     ------      ------      ------      ------
Total from Investment Operations                              .64      (2.34)      (1.58)       2.51         .22
                                                           ------     ------      ------      ------      ------
Less:
  Distributions from Net Investment Income                    -0-       (.02)        -0-         -0-        (.03)
  Distributions from Net Realized Gain                        -0-        -0-         -0-         -0-        (.05)
                                                           ------     ------      ------      ------      ------
Total Distributions                                           -0-       (.02)        -0-         -0-        (.08)
                                                           ------     ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                         $10.39     $ 9.75      $12.11      $13.69      $11.18
                                                           ======     ======      ======      ======      ======

Total Return *(b)                                           6.56%    -19.47%     -11.40%      22.34%       2.28%
Net Assets at End of the Period (In millions)              $  4.1     $  4.6      $  7.2      $ 10.8      $ 10.4
Ratio of Expenses to Average Net Assets                     2.91%      2.94%       2.93%       2.92%       2.96%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                         .54%       .19%        .05%       (.47%)       .23%
Portfolio Turnover                                            79%        48%         61%         78%        163%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                     3.64%      3.40%       2.95%       3.13%       3.20%
Ratio of Net Investment Income/Loss to Average
  Net Assets                                                (.19%)     (.27%)       .03%       (.68%)      (.01%)
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                                          2.85%      2.85%       2.85%       2.85%       2.85%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $34,660,073, which will expire between June 30, 2007 and 2011.
     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                         $19,831,408
                                                             ===========
Gross tax unrealized appreciation                            $ 5,248,354
Gross tax unrealized depreciation                             (1,230,857)
                                                             -----------
Net tax unrealized appreciation on investments               $ 4,017,497
                                                             ===========

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                   $135,052

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     The tax character of distributions paid during the years ended June 30, 2003 and 2002, were as follows:

                                                       2003      2002
Distributions paid from:
   Ordinary income                                     $-0-    194,280
   Long-term capital gain                               -0-        -0-
                                                       ----    -------
                                                       $-0-    194,280
                                                       ====    =======

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the Untited States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,183 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to the recognition of net realized losses on foreign currency transactions totaling $32,961 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent book and tax difference relating to nondeductible excise tax paid totaling $5,553 was reclassified from accumulated undistributed net investment income to capital.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $129 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                          % PER ANNUM
First $500 million                                                   1.25%
Next $500 million                                                    1.20%
Over $1 billion                                                      1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $138,102 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the year ended June 30, 2003, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $14,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     Through March 2, 2003, the Adviser also provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

Under an agreement between the Adviser and JP Morgan Chase Bank ("JP Morgan"), through its corporate affiliate JP Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JP Morgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $4,700 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.
     Van Kampen Investor Services, Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended
June 30, 2003, the Fund recognized expenses of approximately $29,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $31,287 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $30,297 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $42.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $27,601,578, $19,506,682 and $9,643,899 for
Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                      SHARES        VALUE
SALES:
   Class A                                           1,039,370   $  9,134,459
   Class B                                              50,054        450,542
   Class C                                               7,232         68,589
                                                    ----------   ------------
Total Sales                                          1,096,656   $  9,653,590
                                                    ==========   ============
Repurchases:
   Class A                                          (1,426,443)  $(12,672,228)
   Class B                                            (271,428)    (2,383,998)
   Class C                                             (90,979)      (774,942)
                                                    ----------   ------------
Total Repurchases                                   (1,788,850)  $(15,831,168)
                                                    ==========   ============

     At June 30, 2002, capital aggregated $31,142,060, $21,442,037 and
$10,351,193 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES        VALUE
Sales:
   Class A                                           1,077,767   $ 12,024,295
   Class B                                              43,821        492,101
   Class C                                              41,423        452,067
                                                    ----------   ------------
Total Sales                                          1,163,011   $ 12,968,463
                                                    ==========   ============
Dividend Reinvestment:
   Class A                                              12,691   $    140,105
   Class B                                               1,892         20,053
   Class C                                                 839          8,899
                                                    ----------   ------------
Total Dividend Reinvestment                             15,422   $    169,057
                                                    ==========   ============
Repurchases:
   Class A                                          (1,728,371)  $(19,514,175)
   Class B                                            (236,629)    (2,520,835)
   Class C                                            (166,301)    (1,811,843)
                                                    ----------   ------------
Total Repurchases                                   (2,131,301)  $(23,846,853)
                                                    ==========   ============

20

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 18,479 and 1,157 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                          CONTINGENT DEFERRED
                                                           SALES CHARGE AS A
                                                         PERCENTAGE OF DOLLAR
                                                       AMOUNT SUBJECT TO CHARGE
                                                       ------------------------
YEAR OF REDEMPTION                                     CLASS B          CLASS C
First                                                   5.00%            1.00%
Second                                                  4.00%             None
Third                                                   3.00%             None
Fourth                                                  2.50%             None
Fifth                                                   1.50%             None
Thereafter                                               None             None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $900 and CDSC on redeemed shares of approximately $20,300. Sales charges do not represent expenses of the Fund.
     On February 20, 2003, the Trustees of the Van Kampen Latin American Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Emerging Markets Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,003,382 and $23,036,659, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $616,200 and $52,900 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $64,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $11,000.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2003, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid CapGrowth Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  98.0%
ADVERTISING  2.1%
Univision Communications, Inc., Class A (a)..................   41,000    $ 1,246,400
                                                                          -----------
AIR FREIGHT & COURIERS  0.8%
CH Robinson Worldwide, Inc...................................    8,750        311,150
Expeditors International of Washington, Inc..................    4,600        159,344
                                                                          -----------
                                                                              470,494
                                                                          -----------
AIRLINES  1.2%
JetBlue Airways Corp. (a)....................................   17,100        723,159
                                                                          -----------
APPAREL & ACCESSORIES  1.2%
Coach, Inc. (a)..............................................   14,550        723,717
                                                                          -----------
APPAREL RETAIL  3.0%
Abercrombie & Fitch Co., Class A (a).........................   39,325      1,117,223
Chico's FAS, Inc. (a)........................................   33,000        694,650
                                                                          -----------
                                                                            1,811,873
                                                                          -----------
APPLICATION SOFTWARE  3.0%
BEA Systems, Inc. (a)........................................   24,350        264,441
Mercury Interactive Corp. (a)................................   11,575        446,911
PeopleSoft, Inc. (a).........................................   12,475        219,435
Quest Software, Inc. (a).....................................   12,200        145,180
Siebel Systems, Inc. (a).....................................   28,150        268,551
Synopsys, Inc. (a)...........................................    7,925        490,161
                                                                          -----------
                                                                            1,834,679
                                                                          -----------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Affiliated Managers Group, Inc. (a)..........................   10,275        626,261
                                                                          -----------
BIOTECHNOLOGY  5.9%
Amylin Pharmaceuticals, Inc. (a).............................   13,800        302,082
Bio-Rad Laboratories, Inc., Class A (a)......................    2,400        132,840
Celgene Corp. (a)............................................   15,925        484,120
Genzyme Corp. (a)............................................   13,000        543,400
Gilead Sciences, Inc. (a)....................................    6,925        384,891
ICOS Corp. (a)...............................................    7,300        268,275
IDEC Pharmaceuticals Corp. (a)...............................    8,100        275,400
MedImmune, Inc. (a)..........................................   13,500        490,995
NPS Pharmaceuticals, Inc. (a)................................   27,400        666,916
                                                                          -----------
                                                                            3,548,919
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
BROADCASTING & CABLE TV  3.1%
EchoStar Communications Corp., Class A (a)...................   13,050    $   451,791
Radio One, Inc., Class D (a).................................   47,525        844,519
Westwood One, Inc. (a).......................................   16,125        547,121
                                                                          -----------
                                                                            1,843,431
                                                                          -----------
CASINOS & GAMING  4.9%
GTECH Holdings Corp..........................................   36,760      1,384,014
International Game Technology................................    9,100        931,203
MGM Mirage (a)...............................................    8,700        297,366
Station Casinos, Inc. (a)....................................   12,300        310,575
                                                                          -----------
                                                                            2,923,158
                                                                          -----------
COMMUNICATIONS EQUIPMENT  2.8%
Corning, Inc. (a)............................................   45,600        336,984
Emulex Corp. (a).............................................   18,200        414,414
JDS Uniphase Corp. (a).......................................   60,100        210,951
UTStarcom, Inc. (a)..........................................   19,900        707,843
                                                                          -----------
                                                                            1,670,192
                                                                          -----------
COMPUTER HARDWARE  0.3%
Seagate Technology (Cayman Islands)..........................   11,500        202,975
                                                                          -----------
COMPUTER STORAGE & PERIPHERALS  0.7%
Network Appliance, Inc. (a)..................................   26,875        435,644
                                                                          -----------
CONSUMER ELECTRONICS  1.0%
Harman International Industries, Inc.........................    7,850        621,249
                                                                          -----------
DATA PROCESSING & OUTSOURCING SERVICES  1.6%
CheckFree Corp. (a)..........................................    5,600        155,904
Global Payments, Inc.........................................   12,950        459,725
SunGard Data Systems, Inc. (a)...............................   12,625        327,114
                                                                          -----------
                                                                              942,743
                                                                          -----------
DEPARTMENT STORES  1.7%
Dollar Tree Stores, Inc. (a).................................   32,625      1,035,191
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  4.9%
ChoicePoint, Inc. (a)........................................    8,850        305,502
Corporate Executive Board Co. (a)............................   22,600        915,978
DeVry, Inc. (a)..............................................   24,100        561,289
Iron Mountain, Inc. (a)......................................   15,350        569,331
Weight Watchers International, Inc. (a)......................   13,660        621,393
                                                                          -----------
                                                                            2,973,493
                                                                          -----------
ELECTRIC UTILITIES  0.3%
Citizens Communications Co. (a)..............................   11,700        150,813
                                                                          -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
ELECTRONIC EQUIPMENT MANUFACTURERS  0.8%
Amphenol Corp., Class A (a)..................................    6,050    $   283,261
Waters Corp. (a).............................................    7,000        203,910
                                                                          -----------
                                                                              487,171
                                                                          -----------
ELECTRONIC MANUFACTURING SERVICES  0.6%
Jabil Circuit, Inc. (a)......................................    9,200        203,320
Sanmina-SCI Corp. (a)........................................   25,700        162,167
                                                                          -----------
                                                                              365,487
                                                                          -----------
EMPLOYMENT SERVICES  0.4%
Monster Worldwide, Inc. (a)..................................   11,300        222,949
                                                                          -----------
GAS UTILITIES  0.2%
UGI Corp.....................................................    4,200        133,140
                                                                          -----------
GENERAL MERCHANDISE STORES  1.1%
Dollar General Corp..........................................   35,225        643,209
                                                                          -----------
HEALTH CARE DISTRIBUTORS  0.9%
AmerisourceBergen Corp.......................................    7,900        547,865
                                                                          -----------
HEALTH CARE EQUIPMENT  5.3%
St. Jude Medical, Inc. (a)...................................    9,400        540,500
Stericycle, Inc. (a).........................................   23,350        898,508
Varian Medical Systems, Inc. (a).............................   23,875      1,374,484
Zimmer Holdings, Inc. (a)....................................    8,700        391,935
                                                                          -----------
                                                                            3,205,427
                                                                          -----------
HEALTH CARE SERVICES  3.0%
Caremark Rx, Inc. (a)........................................   33,400        857,712
Laboratory Corporation of America Holdings (a)...............   11,700        352,755
Lincare Holdings, Inc. (a)...................................   18,050        568,756
                                                                          -----------
                                                                            1,779,223
                                                                          -----------
HOME ENTERTAINMENT SOFTWARE  1.3%
Electronic Arts, Inc. (a)....................................   10,800        799,092
                                                                          -----------
HOME FURNISHINGS  0.5%
Mohawk Industries, Inc. (a)..................................    5,300        294,309
                                                                          -----------
HOMEBUILDING  1.4%
Lennar Corp., Class A........................................    3,900        278,850
NVR, Inc. (a)................................................    1,400        575,400
                                                                          -----------
                                                                              854,250
                                                                          -----------
HOTELS  1.6%
Royal Caribbean Cruises Ltd..................................   41,000        949,560
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
INSURANCE BROKERS  0.5%
Willis Group Holdings Ltd. (United Kingdom).................    10,500    $   322,875
                                                                          -----------
INTEGRATED OIL & GAS  0.5%
Suncor Energy Inc. (Canada).................................    14,600        273,750
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  0.5%
IDT Corp., Class B (a)......................................    17,700        311,520
                                                                          -----------
INTERNET RETAIL  0.8%
InterActiveCorp (a).........................................    11,725        463,958
                                                                          -----------
INTERNET SOFTWARE & SERVICES  0.8%
VeriSign, Inc. (a)..........................................    10,700        147,981
Yahoo!, Inc. (a)............................................     9,400        307,944
                                                                          -----------
                                                                              455,925
                                                                          -----------
MANAGED HEALTH CARE  2.3%
Anthem, Inc. (a)............................................     8,800        678,920
Coventry Health Care, Inc. (a)..............................     6,600        304,656
Mid Atlantic Medical Services, Inc. (a).....................     7,300        381,790
                                                                          -----------
                                                                            1,365,366
                                                                          -----------
MOVIES & ENTERTAINMENT  0.9%
Pixar, Inc. (a).............................................     9,250        562,770
                                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER  1.0%
Questar Corp................................................    18,000        602,460
                                                                          -----------
OIL & GAS DRILLING  0.9%
Patterson-UTI Energy, Inc. (a)..............................    17,100        554,040
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES  1.8%
BJ Services Co. (a).........................................    14,800        552,928
Smith International, Inc. (a)...............................    15,125        555,693
                                                                          -----------
                                                                            1,108,621
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION  1.5%
Pioneer Natural Resources Co. (a)...........................    34,850        909,585
                                                                          -----------
OTHER DIVERSIFIED FINANCIAL SERVICES  1.7%
Brascan Corp., Class A (Canada).............................    12,100        297,176
Doral Financial Corp. (Puerto Rico).........................    15,600        696,540
                                                                          -----------
                                                                              993,716
                                                                          -----------
PACKAGED FOODS  0.5%
Dean Foods Co. (a)..........................................     9,300        292,950
                                                                          -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
PAPER PACKAGING  1.3%
Sealed Air Corp. (a)........................................    15,850    $   755,411
                                                                          -----------
PHARMACEUTICALS  1.6%
Allergan, Inc...............................................     7,800        601,380
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........     6,600        375,738
                                                                          -----------
                                                                              977,118
                                                                          -----------
PROPERTY & CASUALTY  1.0%
White Mountains Insurance Group Ltd.........................     1,465        578,675
                                                                          -----------
PUBLISHING  0.8%
Interactive Data Corp. (a)..................................    28,000        473,200
                                                                          -----------
REINSURANCE  0.3%
Markel Corp. (a)............................................       800        204,800
                                                                          -----------
RESTAURANTS  2.2%
Krispy Kreme Doughnuts, Inc. (a)............................    12,175        501,367
Outback Steakhouse, Inc.....................................     8,000        312,000
P.F. Chang's China Bistro, Inc. (a).........................     4,600        226,366
Sonic Corp. (a).............................................    12,200        310,246
                                                                          -----------
                                                                            1,349,979
                                                                          -----------
SEMICONDUCTOR EQUIPMENT  3.1%
Amkor Technology, Inc. (a)..................................     7,900        104,381
Integrated Circuit Systems, Inc. (a)........................    14,650        460,450
KLA-Tencor Corp. (a)........................................    10,325        480,009
Novellus Systems, Inc. (a)..................................    13,700        501,708
SanDisk Corp. (a)...........................................     7,800        314,730
                                                                          -----------
                                                                            1,861,278
                                                                          -----------
SEMICONDUCTORS  7.2%
Agere Systems, Inc., Class A (a)............................    90,700        211,331
Altera Corp. (a)............................................    31,975        524,390
Broadcom Corp., Class A (a).................................    22,600        562,966
Intersil Corp., Class A (a).................................    36,125        961,286
Linear Technology Corp......................................     3,800        122,398
Marvell Technology Group Ltd. (Bermuda) (a).................    15,800        543,046
Maxim Integrated Products, Inc..............................     8,500        290,615
PMC-Sierra, Inc. (a)........................................    20,000        234,600
QLogic Corp. (a)............................................    13,075        631,915
Xilinx, Inc. (a)............................................    10,000        253,100
                                                                          -----------
                                                                            4,335,647
                                                                          -----------
SPECIALIZED FINANCE  1.2%
Moody's Corp................................................    14,075        741,893
                                                                          -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES        VALUE
SPECIALTY CHEMICALS  0.4%
Ecolab, Inc..................................................   10,150    $   259,840
                                                                          -----------
SPECIALTY STORES  1.6%
AutoZone, Inc. (a)...........................................    4,300        326,671
Carmax, Inc. (a).............................................   10,800        325,620
Tiffany & Co.................................................    8,900        290,852
                                                                          -----------
                                                                              943,143
                                                                          -----------
SYSTEMS SOFTWARE  4.2%
Adobe Systems, Inc...........................................   13,500        432,945
Network Associates, Inc. (a).................................   30,300        384,204
Symantec Corp. (a)...........................................   15,050        660,093
VERITAS Software Corp. (a)...................................   36,575      1,048,605
                                                                          -----------
                                                                            2,525,847
                                                                          -----------
TECHNOLOGY DISTRIBUTORS  0.5%
CDW Corp. (a)................................................    6,120        280,296
                                                                          -----------
THRIFTS & MORTGAGE FINANCE  0.5%
Sovereign Bancorp, Inc.......................................   19,000        297,350
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES  1.8%
American Tower Corp., Class A (a)............................   45,600        403,560
Crown Castle International Corp. (a).........................   58,500        454,545
Nextel Communications, Inc., Class A (a).....................   11,475        207,468
                                                                          -----------
                                                                            1,065,573
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  98.0%
   (Cost $51,631,932)........................................              58,933,659
                                                                          -----------
REPURCHASE AGREEMENT  2.9%
State Street Bank & Trust Co. ($1,746,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $1,746,032)
   (Cost $1,746,000).........................................               1,746,000
                                                                          -----------
TOTAL INVESTMENTS  100.9%
   (Cost $53,377,932)........................................              60,679,659

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)................                (515,082)
                                                                          -----------

NET ASSETS  100.0%...........................................             $60,164,577
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $53,377,932)............................................     $ 60,679,659
Cash............................................................................              385
Receivables:
  Investments Sold..............................................................          873,704
  Fund Shares Sold..............................................................          174,712
  Dividends.....................................................................            7,170
  Interest......................................................................               32
Other...........................................................................           20,090
                                                                                     ------------
    Total Assets................................................................       61,755,752
                                                                                     ------------
LIABILITIES:
Payables:
  Investments Purchased.........................................................        1,231,677
  Fund Shares Repurchased.......................................................          133,169
  Distributor and Affiliates....................................................           97,437
  Investment Advisory Fee.......................................................           19,597
Accrued Expenses................................................................           80,296
Directors' Deferred Compensation and Retirement Plans...........................           28,999
                                                                                     ------------
    Total Liabilities...........................................................        1,591,175
                                                                                     ------------
NET ASSETS......................................................................     $ 60,164,577
                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)............................................................     $132,111,642
Net Unrealized Appreciation.....................................................        7,301,727
Accumulated Net Investment Loss.................................................          (31,470)
Accumulated Net Realized Loss...................................................      (79,217,322)
                                                                                     ------------
NET ASSETS......................................................................     $ 60,164,577
                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $24,746,752 and 3,791,404 shares of beneficial interest issued
    and outstanding)............................................................     $       6.53
    Maximum sales charge (5.75% of offering price)..............................              .40
                                                                                     ------------
    Maximum offering price to public............................................     $       6.93
                                                                                     ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $27,270,181 and 4,287,455 shares of beneficial interest issued and
    outstanding)................................................................     $       6.36
                                                                                     ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $8,147,644 and 1,279,939 shares of beneficial interest issued
    and outstanding)............................................................     $       6.37
                                                                                     ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,040)..........................     $   123,372
Interest........................................................................          12,677
Other...........................................................................           6,356
                                                                                     -----------
    Total Income................................................................         142,405
                                                                                     -----------
EXPENSES:
Investment Advisory Fee.........................................................         409,138
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
$55,156, $245,857 and $71,050, respectively)....................................         372,063
Shareholder Services............................................................         161,376
Administrative Fee..............................................................          91,804
Shareholder Reports.............................................................          69,134
Custody.........................................................................          43,475
Directors' Fees and Related Expenses............................................          19,701
Legal...........................................................................          18,494
Other...........................................................................          73,568
                                                                                     -----------
    Total Expenses..............................................................       1,258,753
    Expense Reduction...........................................................          66,617
    Less Credits Earned on Cash Balances........................................           1,263
                                                                                     -----------
    Net Expenses................................................................       1,190,873
                                                                                     -----------
NET INVESTMENT LOSS.............................................................     $(1,048,468)
                                                                                     ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...................................................................     $(8,053,284)
  Foreign Currency Transactions.................................................              50
                                                                                     -----------
Net Realized Loss...............................................................      (8,053,234)
                                                                                     -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................          (8,267)
  End of the Period.............................................................       7,301,727
                                                                                     -----------
Net Unrealized Appreciation During the Period...................................       7,309,994
                                                                                     -----------
NET REALIZED AND UNREALIZED LOSS................................................     $  (743,240)
                                                                                     ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS......................................     $(1,791,708)
                                                                                     ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED        YEAR ENDED
                                                         JUNE 30, 2003     JUNE 30, 2002
                                                         -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................   $ (1,048,468)     $ (1,547,628)
Net Realized Loss.....................................     (8,053,234)      (36,267,200)
Net Unrealized Appreciation During the Period.........      7,309,994         2,555,123
                                                         ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     (1,791,708)      (35,259,705)
                                                         ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     38,271,037        68,276,151
Cost of Shares Repurchased............................    (47,318,940)      (75,144,695)
                                                         ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (9,047,903)       (6,868,544)
                                                         ------------      ------------
TOTAL DECREASE IN NET ASSETS..........................    (10,839,611)      (42,128,249)
NET ASSETS:
Beginning of the Period...............................     71,004,188       113,132,437
                                                         ------------      ------------
End of the Period (Including accumulated
  net investment loss of $31,470 and
  $12,707, respectively)..............................   $ 60,164,577      $ 71,004,188
                                                         ============      ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                OCTOBER 25, 1999
                                                                                                 (COMMENCEMENT
                                                                                                 OF INVESTMENT
                                                               YEAR ENDED JUNE 30,               OPERATIONS) TO
                                                    -----------------------------------------       JUNE 30,
CLASS A SHARES                                      2003 (a)       2002 (a)          2001 (a)       2000 (a)
                                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD......................................    $6.51         $ 9.49            $13.37         $10.00
                                                      -----         ------            ------         ------
  Net Investment Loss.............................     (.09)          (.10)             (.14)          (.09)
  Net Realized and Unrealized Gain/Loss...........      .11          (2.88)            (3.57)          3.46
                                                      -----         ------            ------         ------
Total from Investment Operations..................      .02          (2.98)            (3.71)          3.37
                                                      -----         ------            ------         ------
Less Distributions from
  Net Realized Gain...............................      -0-            -0-              (.17)           -0-
                                                      -----         ------            ------         ------
NET ASSET VALUE, END OF THE PERIOD................    $6.53         $ 6.51            $ 9.49         $13.37
                                                      =====         ======            ======         ======

Total Return* (b).................................    0.15%        -31.30%           -28.03%         33.70%**
Net Assets at End of the Period
  (In millions)...................................    $24.7         $ 29.3            $ 44.7         $ 38.4
Ratio of Expenses to Average
  Net Assets*.....................................    1.75%          1.58%             1.58%          1.63%
Ratio of Net Investment Loss to Average
  Net Assets*.....................................   (1.50%)        (1.29%)           (1.20%)        (1.04%)
Portfolio Turnover................................     197%           209%              146%           103%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    1.87%             N/A               N/A            N/A
Ratio of Net Investment Loss
    to Average Net Assets........................   (1.62%)            N/A               N/A            N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 OCTOBER 25, 1999
                                                                                                  (COMMENCEMENT
                                                                                                  OF INVESTMENT
                                                               YEAR ENDED JUNE 30,                OPERATIONS) TO
                                                    ------------------------------------------       JUNE 30,
CLASS B SHARES                                      2003 (a)        2002 (a)          2001 (a)       2000 (a)
                                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $6.40          $ 9.38            $13.31          $10.00
                                                     -----          ------            ------          ------
  Net Investment Loss............................     (.13)           (.15)             (.22)           (.16)
  Net Realized and Unrealized Gain/Loss..........      .09           (2.83)            (3.54)           3.47
                                                     -----          ------            ------          ------
Total from Investment Operations.................     (.04)          (2.98)            (3.76)           3.31
                                                     -----          ------            ------          ------
Less Distributions from
  Net Realized Gain..............................      -0-             -0-              (.17)            -0-
                                                     -----          ------            ------          ------
NET ASSET VALUE, END OF THE PERIOD...............    $6.36          $ 6.40            $ 9.38          $13.31
                                                     =====          ======            ======          ======

Total Return* (b)................................   -0.63%         -31.77%           -28.53%          33.10%**
Net Assets at End of the Period
  (In millions)..................................    $27.3          $ 30.4            $ 46.8          $ 40.5
Ratio of Expenses to Average
  Net Assets*....................................    2.51%           2.33%             2.33%           2.38%
Ratio of Net Investment Loss to Average
  Net Assets*....................................   (2.26%)         (2.04%)           (1.95%)         (1.83%)
Portfolio Turnover...............................     197%            209%              146%            103%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    2.63%             N/A               N/A             N/A
Ratio of Net Investment Loss
    to Average Net Assets........................   (2.38%)            N/A               N/A             N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 OCTOBER 25, 1999
                                                                                                  (COMMENCEMENT
                                                                                                  OF INVESTMENT
                                                               YEAR ENDED JUNE 30,                OPERATIONS) TO
                                                    ------------------------------------------       JUNE 30,
CLASS C SHARES                                      2003 (a)        2002 (a)          2001 (a)       2000 (a)
                                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $6.39          $ 9.38            $13.33          $10.00
                                                     -----          ------            ------          ------
  Net Investment Loss............................     (.12)           (.15)             (.22)           (.16)
  Net Realized and Unrealized Gain/Loss..........      .10           (2.84)            (3.56)           3.49
                                                     -----          ------            ------          ------
Total from Investment Operations.................     (.02)          (2.99)            (3.78)           3.33
                                                     -----          ------            ------          ------
Less Distributions from
  Net Realized Gain..............................      -0-             -0-              (.17)            -0-
                                                     -----          ------            ------          ------
NET ASSET VALUE, END OF THE PERIOD...............    $6.37          $ 6.39            $ 9.38          $13.33
                                                     =====          ======            ======          ======

Total Return* (b)................................   -0.31% (c)     -31.88%           -28.64%          33.30%**
Net Assets at End of the Period
  (In millions)..................................    $ 8.1          $ 11.2            $ 21.6          $ 20.0
Ratio of Expenses to Average
  Net Assets*....................................    2.41% (d)       2.33%             2.33%           2.38%
Ratio of Net Investment Loss to Average
  Net Assets*....................................   (2.07%) (c)     (2.04%)           (1.95%)         (1.81%)
Portfolio Turnover...............................     197%            209%              146%            103%**
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    2.53% (d)         N/A               N/A             N/A
Ratio of Net Investment Loss
  to Average Net Assets..........................   (2.19%) (c)        N/A               N/A             N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .07% and .08%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $76,085,149, which will expire between June 30, 2009 and June 30, 2011.

At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes....................    $53,940,919
                                                            ===========
Gross tax unrealized appreciation.......................    $ 7,631,591
Gross tax unrealized depreciation.......................       (892,851)
                                                            -----------
Net tax unrealized appreciation on investments..........    $ 6,738,740
                                                            ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $50 has been reclassified from accumulated net realized loss to accumulated undistributed net investment loss. A permanent book and tax difference related to a net operating loss totaling $1,027,998 was reclassified from accumulated undistributed net investment loss to capital. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $1,657 was reclassified from accumulated undistributed net investment loss to accumulated net realized loss.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $1,263 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investments advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                                       % PER
AVERAGE DAILY NET ASSETS                                               ANNUM
First $500 million...................................................   .75%
Next $500 million....................................................   .70%
Over $1 billion......................................................   .65%

     The adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $15,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $4,800 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $88,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $66,617 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $18,787 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $4,774.

     During the year ended June 30, 2003, the Adviser voluntarily reimbursed the Fund $667 for a loss incurred on the sale of a portfolio security which resulted from the correction of a trade error.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $52,578,456, $57,959,066 and $21,574,120 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                               SHARES         VALUE
Sales:
   Class A................................................    5,267,227   $ 30,341,607
   Class B................................................      973,198      5,588,809
   Class C................................................      412,272      2,340,621
                                                             ----------   ------------
Total Sales...............................................    6,652,697   $ 38,271,037
                                                             ==========   ============

Repurchases:
   Class A................................................   (5,980,989)  $(34,307,496)
   Class B................................................   (1,442,937)    (8,046,436)
   Class C................................................     (891,987)    (4,965,008)
                                                             ----------   ------------
Total Repurchases.........................................   (8,315,913)  $(47,318,940)
                                                             ==========   ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $56,967,179, $60,882,643 and
$24,337,721 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                               SHARES         VALUE
Sales:
   Class A...............................................     6,490,547   $ 48,899,839
   Class B...............................................     1,773,717     13,577,019
   Class C...............................................       757,801      5,799,293
                                                             ----------   ------------
Total Sales..............................................     9,022,065   $ 68,276,151
                                                             ==========   ============

Repurchases:
   Class A...............................................    (6,698,940)  $(50,281,407)
   Class B...............................................    (2,009,469)   (15,122,152)
   Class C...............................................    (1,299,122)    (9,741,136)
                                                             ----------   ------------
Total Repurchases........................................   (10,007,531)  $(75,144,695)
                                                             ==========   ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 29,285 and 48,804 Class B Shares, respectively, converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                             -------------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First......................................................    5.00%           1.00%
Second.....................................................    4.00%            None
Third......................................................    3.00%            None
Fourth.....................................................    2.50%            None
Fifth......................................................    1.50%            None
Thereafter.................................................     None            None

   For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $13,300 and CDSC on redeemed shares of approximately $83,900. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $108,128,311 and $117,472,758, respectively.

5.  DISTRIBUTIONS AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,407,300 and $200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $194,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $28,900.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
COMMON STOCKS  96.0%
AEROSPACE & DEFENSE  1.8%
Honeywell International, Inc....................................   59,900    $  1,608,315
United Technologies Corp........................................    9,200         651,636
                                                                             ------------
                                                                                2,259,951
                                                                             ------------
APPAREL & ACCESSORIES  1.8%
Liz Claiborne, Inc..............................................   50,600       1,783,650
V F Corp........................................................   14,500         492,565
                                                                             ------------
                                                                                2,276,215
                                                                             ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Mellon Financial Corp...........................................   45,900       1,273,725
                                                                             ------------
BUILDING PRODUCTS  0.8%
Masco Corp......................................................   41,400         987,390
                                                                             ------------
COMMUNICATIONS EQUIPMENT  1.1%
Nokia Corp.--ADR (Finland)......................................   88,300       1,450,769
                                                                             ------------
COMPUTER & ELECTRONICS RETAIL  2.1%
Best Buy Co., Inc. (a)..........................................   60,100       2,639,592
                                                                             ------------
COMPUTER HARDWARE  1.6%
Hewlett-Packard Co..............................................   94,200       2,006,460
                                                                             ------------
CONSTRUCTION & FARM MACHINERY  1.9%
Caterpillar, Inc................................................   15,500         862,730
Navistar International Corp. (a)................................   47,400       1,546,662
                                                                             ------------
                                                                                2,409,392
                                                                             ------------
CONSUMER FINANCE  1.6%
MBNA Corp.......................................................  100,900       2,102,756
                                                                             ------------
DATA PROCESSING & OUTSOURCING SERVICES  1.4%
Computer Sciences Corp. (a).....................................   46,600       1,776,392
                                                                             ------------
DEPARTMENT STORES  1.9%
Federated Department Stores, Inc................................   66,100       2,435,785
                                                                             ------------
DIVERSIFIED BANKS  5.8%
Bank of America Corp............................................   30,000       2,370,900
Comerica, Inc...................................................   53,300       2,478,450

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
DIVERSIFIED BANKS (CONTINUED)
FleetBoston Financial Corp......................................    9,600    $    285,216
Wachovia Corp...................................................   37,500       1,498,500
Wells Fargo & Co................................................   15,100         761,040
                                                                             ------------
                                                                                7,394,106
                                                                             ------------
DIVERSIFIED CAPITAL MARKETS  0.5%
J.P. Morgan Chase & Co..........................................   19,900         680,182
                                                                             ------------
DIVERSIFIED CHEMICALS  2.1%
Dow Chemical Co.................................................   13,000         402,480
Engelhard Corp..................................................   62,700       1,553,079
PPG Industries, Inc.............................................   15,300         776,322
                                                                             ------------
                                                                                2,731,881
                                                                             ------------
DIVERSIFIED COMMERCIAL SERVICES  0.4%
Cendant Corp. (a)...............................................   26,400         483,648
                                                                             ------------
DIVERSIFIED METALS & MINING  0.3%
Cia Vale do Rio Doce--ADR (Brazil)..............................   13,300         394,478
                                                                             ------------
DRUG RETAIL  0.2%
CVS Corp........................................................    9,100         255,073
                                                                             ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.9%
Cooper Industries Ltd...........................................   27,700       1,144,010
                                                                             ------------
ENVIRONMENTAL SERVICES  0.2%
Waste Management, Inc...........................................   12,400         298,716
                                                                             ------------
FOOD RETAIL  1.2%
Kroger Co. (a)..................................................   92,800       1,547,904
                                                                             ------------
FOREST PRODUCTS  1.6%
Weyerhaeuser Co.................................................   38,000       2,052,000
                                                                             ------------
HEALTH CARE EQUIPMENT  1.0%
Beckman Coulter, Inc............................................   30,600       1,243,584
                                                                             ------------
HOME IMPROVEMENT RETAIL  2.0%
Home Depot, Inc.................................................   77,800       2,576,736
                                                                             ------------
HOUSEHOLD APPLIANCES  4.4%
Maytag Corp.....................................................   28,500         695,970
Stanley Works...................................................   68,400       1,887,840
The Black & Decker Corp.........................................   14,500         630,025
Whirlpool Corp..................................................   36,600       2,331,420
                                                                             ------------
                                                                                5,545,255
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
HOUSEWARES & SPECIALTIES  1.0%
Fortune Brands, Inc.............................................   25,200    $  1,315,440
                                                                             ------------
INDUSTRIAL CONGLOMERATES  3.8%
Textron, Inc....................................................   18,500         721,870
Tyco International Ltd. (Bermuda)...............................  215,500       4,090,190
                                                                             ------------
                                                                                4,812,060
                                                                             ------------
INDUSTRIAL GASES  1.3%
Air Products & Chemicals, Inc...................................   40,300       1,676,480
                                                                             ------------
INDUSTRIAL MACHINERY  4.7%
Eaton Corp......................................................   21,700       1,705,837
Ingersoll-Rand Co., Class A (Bermuda)...........................   36,700       1,736,644
Parker Hannifin Corp............................................   59,800       2,511,002
                                                                             ------------
                                                                                5,953,483
                                                                             ------------
INTEGRATED OIL & GAS  4.6%
Amerada Hess Corp...............................................    3,900         191,802
BP Plc--ADR (United Kingdom)....................................   44,600       1,874,092
ChevronTexaco Corp..............................................   11,100         801,420
ConocoPhillips..................................................    6,400         350,720
Occidental Pete Corp............................................   26,800         899,140
Royal Dutch Petroleum Co.--ADR (Netherlands)....................   36,500       1,701,630
                                                                             ------------
                                                                                5,818,804
                                                                             ------------
INTEGRATED TELECOMMUNICATION SERVICES  4.6%
Amdocs Ltd. (Guernsey) (a)......................................   36,600         878,400
SBC Communications, Inc.........................................   98,300       2,511,565
Verizon Communications, Inc.....................................   61,300       2,418,285
                                                                             ------------
                                                                                5,808,250
                                                                             ------------
INVESTMENT BANKING & BROKERAGE  2.0%
Goldman Sachs Group, Inc........................................   13,600       1,139,000
Merrill Lynch & Co., Inc........................................   30,000       1,400,400
                                                                             ------------
                                                                                2,539,400
                                                                             ------------
IT CONSULTING & OTHER SERVICES  1.1%
Accenture Ltd. (Bermuda) (a)....................................   74,900       1,354,941
                                                                             ------------
LIFE & HEALTH INSURANCE  0.2%
Prudential Financial, Inc.......................................    8,100         272,565
                                                                             ------------
MANAGED HEALTH CARE  3.3%
Health Net, Inc. (a)............................................  126,500       4,168,175
                                                                             ------------
MULTI-LINE INSURANCE  1.9%
Hartford Financial Services Group, Inc..........................   46,900       2,361,884
                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                               MARKET
DESCRIPTION                                                       SHARES        VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES  2.3%
Citigroup, Inc..................................................   68,500    $  2,931,800
                                                                             ------------
PAPER PRODUCTS  1.4%
International Paper Co..........................................   51,700       1,847,241
                                                                             ------------
PHARMACEUTICALS  8.4%
Bristol-Myers Squibb Co.........................................   98,400       2,671,560
Merck & Co., Inc................................................   52,300       3,166,765
Pfizer, Inc.....................................................   39,500       1,348,925
Wyeth...........................................................   78,100       3,557,455
                                                                             ------------
                                                                               10,744,705
                                                                             ------------
PROPERTY & CASUALTY  3.3%
ACE Ltd. (Bermuda)..............................................   20,400         699,516
Allstate Corp...................................................   15,800         563,270
St Paul Cos., Inc...............................................   52,100       1,902,171
Travelers Property Casualty Corp., Class A......................   64,500       1,025,550
Travelers Property Casualty Corp., Class B......................    3,300          52,041
                                                                             ------------
                                                                                4,242,548
                                                                             ------------
RAILROADS  0.4%
Burlington Northern Santa Fe Corp...............................   19,300         548,892
                                                                             ------------
REINSURANCE  1.4%
Everest Re Group Ltd. (Barbados)................................   22,900       1,751,850
                                                                             ------------
REGIONAL BANKS  2.7%
PNC Financial Services Group, Inc...............................   70,800       3,455,748
                                                                             ------------
SPECIALIZED FINANCE  1.0%
CIT Group, Inc..................................................   49,300       1,215,245
                                                                             ------------
SPECIALTY CHEMICALS  2.5%
Lubrizol Corp...................................................   56,200       1,741,638
Rohm & Haas Co..................................................   46,700       1,449,101
                                                                             ------------
                                                                                3,190,739
                                                                             ------------
SYSTEMS SOFTWARE  2.0%
Check Point Software Technologies Ltd. (Israel) (a).............  107,100       2,093,805
Sybase, Inc. (a)................................................   32,600         453,466
                                                                             ------------
                                                                                2,547,271
                                                                             ------------
THRIFTS & MORTGAGE FINANCE  2.3%
Freddie Mac.....................................................   38,600       1,959,722
Washington Mutual, Inc..........................................   23,400         966,420
                                                                             ------------
                                                                                2,926,142
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
TOBACCO  2.2%
Altria Group, Inc................................................  63,000    $  2,862,720
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS  96.0%
   (Cost $104,708,930)...........................................             122,312,383
                                                                             ------------
REPURCHASE AGREEMENT  4.3%
State Street Bank & Trust Co. ($5,513,000 par collateralized by
   U.S. Government obligations in a pooled cash account, dated
   06/30/03, to be sold on 07/01/03 at $5,513,100)
   (Cost $5,513,000).............................................               5,513,000
                                                                             ------------
TOTAL INVESTMENTS  100.3%
   (Cost $110,221,930)...........................................             127,825,383

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)....................                (361,626)
                                                                             ------------
NET ASSETS  100.0%...............................................            $127,463,757
                                                                             ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities

June 30, 2003

ASSETS:
Total Investments (Cost $110,221,930).........................................     $127,825,383
Cash..........................................................................              328
Receivables:
   Fund Shares Sold...........................................................          271,970
   Dividends..................................................................          191,232
   Interest...................................................................              100
Other.........................................................................           45,632
                                                                                   ------------
     Total Assets.............................................................      128,334,645
                                                                                   ------------
LIABILITIES:
Payables:
   Investments Purchased......................................................          285,534
   Fund Shares Repurchased....................................................          204,753
   Distributor and Affiliates.................................................          158,761
   Investment Advisory Fee....................................................           64,176
Accrued Expenses..............................................................          100,280
Directors' Deferred Compensation and Retirement Plans.........................           57,384
                                                                                   ------------
     Total Liabilities........................................................          870,888
                                                                                   ------------
NET ASSETS....................................................................     $127,463,757
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized).........................................................     $159,144,840
Net Unrealized Appreciation...................................................       17,603,453
Accumulated Undistributed Net Investment Income...............................          398,522
Accumulated Net Realized Loss.................................................      (49,683,058)
                                                                                   ------------
NET ASSETS....................................................................     $127,463,757
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of
     $56,697,557 and 5,762,017 shares of beneficial interest issued and
     outstanding).............................................................     $       9.84
     Maximum sales charge (5.75%* of offering price)..........................              .60
                                                                                   ------------
     Maximum offering price to public.........................................     $      10.44
                                                                                   ============
   Class B Shares:
     Net asset value and offering price per share  (Based on net assets of
     $56,689,086 and 5,969,228 shares of beneficial interest issued
     and outstanding).........................................................     $       9.50
                                                                                   ============
   Class C Shares:
     Net asset value and offering price per share  (Based on net assets of
     $14,077,114 and 1,475,400 shares of beneficial interest issued and
     outstanding).............................................................     $       9.54
                                                                                   ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $10,545).........................   $  2,696,428
Interest........................................................................         22,629
Other...........................................................................         77,482
                                                                                   ------------
    Total Income................................................................      2,796,539
                                                                                   ------------
EXPENSES:
Investment Advisory Fee.........................................................      1,000,528
Distribution (12b-1) and Service Fees  (Attributed to Classes A, B
  and C of $129,913, $587,649 and $134,881, respectively).......................        852,443
Administrative Fee..............................................................        214,796
Shareholder Services............................................................        199,201
Custody.........................................................................         35,224
Legal...........................................................................         26,582
Directors' Fees and Related Expenses............................................         20,599
Amortization of Organizational Costs............................................             21
Other...........................................................................        181,967
                                                                                   ------------
  Total Expenses................................................................      2,531,361
  Expense Reduction ($125,120 Investment Advisory
    Fee and $46,882 Other)......................................................        172,002
  Less Credits Earned on Cash Balances..........................................            689
                                                                                   ------------
  Net Expenses..................................................................      2,358,670
                                                                                   ------------
NET INVESTMENT INCOME...........................................................   $    437,869
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...............................................................   $(28,743,740)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................         (7,175)
  End of the Period.............................................................     17,603,453
                                                                                   ------------
Net Unrealized Appreciation During the Period...................................     17,610,628
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS................................................   $(11,133,112)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS......................................   $(10,695,243)
                                                                                   ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 2003   JUNE 30, 2002
                                                              -----------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss................................    $    437,869     $   (321,760)
Net Realized Loss.........................................     (28,743,740)      (6,987,515)
Net Unrealized Appreciation/Depreciation
  During the Period.......................................      17,610,628      (22,479,989)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......     (10,695,243)     (29,789,264)
                                                              ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................      70,689,240       51,374,494
Cost of Shares Repurchased................................     (92,028,713)     (44,804,177)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........     (21,339,473)       6,570,317
                                                              ------------     ------------
TOTAL DECREASE IN NET ASSETS..............................     (32,034,716)     (23,218,947)
NET ASSETS:
Beginning of the Period...................................     159,498,473      182,717,420
                                                              ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $398,522 and
  ($42,375), respectively)................................    $127,463,757     $159,498,473
                                                              ============     ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                          YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------
                                                      2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                     ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD......................................   $  10.25    $  12.05    $   9.07    $  10.88    $  10.53
                                                     --------    --------    --------    --------    --------
  Net Investment Income...........................        .06         .03         .05         .05         .07
  Net Realized and Unrealized Gain/Loss...........       (.47)      (1.83)       2.94       (1.85)        .51
                                                     --------    --------    --------    --------    --------
Total from Investment Operations..................       (.41)      (1.80)       2.99       (1.80)        .58
                                                     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income.............................        -0-         -0-        (.01)       (.01)       (.06)
  Distributions from Net Realized Gain............        -0-         -0-         -0-         -0-        (.17)
                                                     --------    --------    --------    --------    --------
Total Distributions...............................        -0-         -0-        (.01)       (.01)       (.23)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD................   $   9.84    $  10.25    $  12.05    $   9.07    $  10.88
                                                     ========    ========    ========    ========    ========

Total Return *(b).................................     -4.00%     -15.01%      33.06%     -16.56%       5.83%
Net Assets at End of the Period
  (In millions)...................................   $   56.7    $   61.9    $   66.4    $   52.6    $   95.2
Ratio of Expenses to Average
  Net Assets *....................................      1.45%       1.45%       1.45%       1.45%       1.45%
Ratio of Net Investment Income to Average
  Net Assets *....................................       .73%        .27%        .42%        .49%        .74%
Portfolio Turnover................................        74%         43%        100%        104%         64%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets (c)...      1.59%       1.45%       1.47%       1.53%       1.48%
    Ratio of Net Investment Income to
    Average Net Assets (c)........................       .59%        .27%        .40%        .41%        .73%

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended June 30, 2002, the impact on the Ratio of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                          YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------
                                                      2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                     ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $   9.96    $  11.85    $   8.98    $  10.84    $  10.51
                                                     --------    --------    --------    --------    --------
  Net Investment Loss............................         -0-(c)     (.05)       (.03)       (.03)        -0-(c)
  Net Realized and Unrealized Gain/Loss..........        (.46)      (1.84)       2.90       (1.83)        .51
                                                     --------    --------    --------    --------    --------
Total from Investment Operations.................        (.46)      (1.89)       2.87       (1.86)        .51
                                                     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income............................         -0-         -0-         -0-         -0-        (.01)
  Distributions from Net Realized Gain...........         -0-         -0-         -0-         -0-        (.17)
                                                     --------    --------    --------    --------    --------
Total Distributions..............................         -0-         -0-         -0-         -0-        (.18)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...............    $   9.50    $   9.96    $  11.85    $   8.98    $  10.84
                                                     ========    ========    ========    ========    ========

Total Return *(b)................................      -4.62%     -15.95%      31.96%     -17.16%       5.02%
  Net Assets at End of the Period
    (In millions)................................    $   56.7    $   79.3    $   94.6    $   70.4    $  128.0
Ratio of Expenses to Average
  Net Assets *...................................       2.20%       2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment Loss to Average
  Net Assets *...................................       (.02%)      (.44%)      (.33%)      (.26%)      (.03%)
Portfolio Turnover...............................         74%         43%        100%        104%         64%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets......       2.34%       2.21%       2.22%       2.28%       2.23%
    Ratio of Net Investment Loss to
    Average Net Assets...........................       (.16%)      (.45%)      (.35%)      (.34%)      (.05%)

(a) Net investment income/loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and decling to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                          YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------
                                                      2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                     ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.....................................    $   9.96    $  11.84    $   8.97    $  10.83    $  10.50
                                                     --------    --------    --------    --------    --------
  Net Investment Income/Loss.....................         .04        (.05)       (.04)       (.03)        -0-(c)
  Net Realized and Unrealized Gain/Loss..........        (.46)      (1.83)       2.91       (1.83)        .51
                                                     --------    --------    --------    --------    --------
Total from Investment Operations.................        (.42)      (1.88)       2.87       (1.86)        .51
                                                     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income............................         -0-         -0-         -0-         -0-        (.01)
  Distributions from Net Realized Gain...........         -0-         -0-         -0-         -0-        (.17)
                                                     --------    --------    --------    --------    --------
Total Distributions..............................         -0-         -0-         -0-         -0-        (.18)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...............    $   9.54    $   9.96    $  11.84    $   8.97    $  10.83
                                                     ========    ========    ========    ========    ========

Total Return *(b)................................      -4.22%(d)  -15.95%      32.11%     -17.17%       5.13%
Net Assets at End of the Period
  (In millions)..................................    $   14.1    $   18.3    $   21.7    $   14.6    $   29.1
Ratio of Expenses to Average
  Net Assets *...................................       2.20%(e)    2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets *...........................        .52%(d)    (.44%)      (.33%)      (.29%)      (.02%)
Portfolio Turnover...............................         74%         43%        100%        104%         64%
*   If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
    Ratio of Expenses to Average Net Assets......       2.34%(e)    2.21%       2.22%       2.28%       2.23%
    Ratio of Net Investment Income/Loss to
    Average Net Assets...........................        .38%(d)    (.45%)      (.35%)      (.37%)      (.03%)

(a) Net investment income/loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .46% and .55%, respectively.

(e) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $39,373,892, which will expire between June 30, 2007 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes............................    $111,550,945
                                                                    ============
Gross tax unrealized appreciation...............................    $ 19,394,339
Gross tax unrealized depreciation...............................      (3,119,901)
                                                                    ------------
Net tax unrealized appreciation on investments..................    $ 16,274,438
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended June 30, 2003, a permanent book to tax basis difference related to the Fund's investment in other regulated investment companies totaling $3,028 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.......................................    $456,779

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Net realized gains or losses may differ for financial and tax purposes as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $689 as a result of credits earned on cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million...........................................    .80%
Next $500 million............................................    .75%
Over $1 billion..............................................    .70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP ( The "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $125,120 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $6,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $19,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,600 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $120,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $46,882 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $34,529 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $66,429,244, $74,320,531 and $18,395,065 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                        SHARES          VALUE
Sales:
  Class A.........................................     7,094,544    $ 60,880,013
  Class B.........................................       897,664       7,386,059
  Class C.........................................       295,721       2,423,168
                                                     -----------    ------------
Total Sales.......................................     8,287,929    $ 70,689,240
                                                     ===========    ============
Repurchases:
  Class A.........................................    (7,377,029)   $(62,880,560)
  Class B.........................................    (2,889,487)    (23,787,137)
  Class C.........................................      (653,678)     (5,361,016)
                                                     -----------    ------------
Total Repurchases.................................   (10,920,194)   $(92,028,713)
                                                     ===========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     At June 30, 2002, capital aggregated $68,429,791, $90,721,609 and
$21,332,913 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                        SHARES         VALUE
Sales:
  Class A.........................................     2,218,827    $ 25,064,891
  Class B.........................................     1,873,148      20,803,574
  Class C.........................................       491,148       5,506,029
                                                     -----------    ------------
Total Sales.......................................     4,583,123    $ 51,374,494
                                                     ===========    ============
Repurchases:
  Class A.........................................    (1,682,968)   $(18,870,999)
  Class B.........................................    (1,896,788)    (20,563,127)
  Class C.........................................      (492,455)     (5,370,051)
                                                     -----------    ------------
Total Repurchases.................................    (4,072,211)   $(44,804,177)
                                                     ===========    ============

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 22,238 and 41,136 Class B Shares, respectively converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO
                                                               CHARGE
                                                      -------------------------
YEAR OF REDEMPTION                                     CLASS B         CLASS C
First...............................................    5.00%           1.00%
Second..............................................    4.00%            None
Third...............................................    3.00%            None
Fourth..............................................    2.50%            None
Fifth...............................................    1.50%            None
Thereafter..........................................     None            None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $25,200 and CDSC on redeemed shares of approximately $169,300. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $92,814,949 and $117,573,107, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,659,600 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $460,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $75,600.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Worldwide High Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         DOMESTIC CORPORATE BONDS  34.4%
         BROADCASTING  0.9%
$  225   Interep National Radio Sales, Inc.........................    10.000%     07/01/08   $   191,250
   300   Nextmedia Operating, Inc..................................    10.750      07/01/11       336,000
   260   Salem Communications Holding Corp.........................     9.000      07/01/11       279,825
                                                                                              -----------
                                                                                                  807,075
                                                                                              -----------
         CABLE  1.8%
    40   Avalon Cable, LLC (a).....................................  0/11.875      12/01/08        38,250
    55   Charter Communications Holdings...........................     8.250      04/01/07        42,350
    85   Charter Communications Holdings...........................    10.750      10/01/09        65,875
   150   Charter Communications Holdings...........................    10.250      01/15/10       113,250
   265   Charter Communications Holdings (a).......................  0/13.500      01/15/11       137,800
    60   Charter Communications Holdings (a).......................  0/11.375      05/15/11        30,300
    40   CSC Holdings, Inc.........................................     7.250      07/15/08        40,000
   155   CSC Holdings, Inc.........................................     8.125      07/15/09       160,037
    95   CSC Holdings, Inc.........................................     9.875      02/15/13        99,275
    55   CSC Holdings, Inc.........................................    10.500      05/15/16        59,950
   255   DirecTV Holdings, LLC, 144A--Private
         Placement (b).............................................     8.375      03/15/13       284,325
   200   Echostar DBS Corp.........................................     9.125      01/15/09       223,500
   210   Echostar DBS Corp.........................................     9.375      02/01/09       223,912
    65   Pegasus Communications Corp., Ser B.......................     9.750      12/01/06        59,150
    35   Pegasus Communications Corp., Ser B.......................    12.500      08/01/07        32,200
    20   Pegasus Satellite, Inc....................................    12.375      08/01/06        18,700
    35   Pegasus Satellite, Inc. (a)...............................  0/13.500      03/01/07        29,225
    25   Renaissance Media Group...................................    10.000      04/15/08        24,687
                                                                                              -----------
                                                                                                1,682,786
                                                                                              -----------
         CHEMICALS  1.9%
    40   ABB Finance, Inc..........................................     6.750      06/03/04        39,200
   220   Equistar Chemicals LP.....................................    10.125      09/01/08       226,600
    40   Equistar Chemicals LP, 144A--Private
         Placement (b).............................................    10.625      05/01/11        41,000
   100   FMC Corp..................................................    10.250      11/01/09       112,500
   400   Huntsman ICI Chemicals, LLC (Euro)........................    10.125      07/01/09       427,893
   415   ISP Holdings, Inc.........................................    10.625      12/15/09       440,937
   235   Lyondell Chemical Co......................................     9.625      05/01/07       230,300
    30   Lyondell Chemical Co......................................     9.500      12/15/08        28,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                                           MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         CHEMICALS  (CONTINUED)
$   25   Millennium America, Inc....................................    7.000%     11/15/06   $    25,250
   135   Millennium America, Inc....................................    9.250      06/15/08       145,125
                                                                                              -----------
                                                                                                1,717,305
                                                                                              -----------
         CONSUMER PRODUCTS  0.2%
    85   Jacuzzi Brands, Inc., 144A--Private
         Placement (b)..............................................    9.625      07/01/10        85,000
    95   Oxford Industries, Inc., 144A--Private
         Placement (b)..............................................    8.875      06/01/11        99,750
                                                                                              -----------
                                                                                                  184,750
                                                                                              -----------
         DIVERSIFIED MEDIA  1.4%
   235   Hollinger Participation Trust, 144A--Private
         Placement (b) (c)..........................................   12.125      11/15/10       263,812
   120   Houghton Mifflin Co., 144A--Private
         Placement (b)..............................................    8.250      02/01/11       126,600
    65   Houghton Mifflin Co., 144A--Private
         Placement (b)..............................................    9.875      02/01/13        70,525
   195   Muzak, LLC.................................................    9.875      03/15/09       185,250
   145   Muzak, LLC, 144A--Private Placement (b)....................   10.000      02/15/09       151,887
    95   PEI Holdings, Inc., 144A--Private
         Placement (b)..............................................   11.000      03/15/10       104,737
   205   Primedia, Inc..............................................    8.875      05/15/11       215,762
   120   RH Donnelley Finance Corp. I, 144A--Private
         Placement (b)..............................................   10.875      12/15/12       139,800
                                                                                              -----------
                                                                                                1,258,373
                                                                                              -----------
         ENERGY  4.5%
   330   BRL Universal Equipment....................................    8.875      02/15/08       358,050
   310   Chesapeake Energy Corp.....................................    8.125      04/01/11       334,025
    95   Citgo Petroleum Corp., 144A--Private
         Placement (b)..............................................   11.375      02/01/11       105,925
    60   El Paso Energy Partners LP, 144A--Private
         Placement (b)..............................................    8.500      06/01/10        64,200
   190   El Paso Production Holding Co., 144A--Private
         Placement (b)..............................................    7.750      06/01/13       189,525
    60   Frontier Escrow Corp., 144A--Private
         Placement (b)..............................................    8.000      04/15/13        62,700
   255   GulfTerra Energy Partners LP...............................   10.625      12/01/12       294,525
   150   Hanover Equipment Trust....................................    8.500      09/01/08       157,500
   120   Hanover Equipment Trust....................................    8.750      09/01/11       126,000
   125   Magnum Hunter Resources, Inc...............................    9.600      03/15/12       137,500
    40   MSW Energy Holdings, LLC, 144A--Private
         Placement (b)..............................................    8.500      09/01/10        41,100
 1,000   Pemex Project Funding Master Trust (d).....................    9.125      10/13/10     1,210,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                                           MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         ENERGY  (CONTINUED)
$  450   Pemex Project Funding Master Trust.........................    8.625%     02/01/22   $   514,125
   115   Tesoro Petroleum Corp......................................    9.000      07/01/08       104,075
   100   Tesoro Petroleum Corp......................................    9.625      04/01/12        91,500
   315   Vintage Petroleum, Inc.....................................    8.625      02/01/09       323,662
    10   Vintage Petroleum, Inc.....................................    7.875      05/15/11        10,725
                                                                                              -----------
                                                                                                4,125,137
                                                                                              -----------
         FINANCIAL  0.5%
   140   Health Net, Inc............................................    8.375      04/15/11       170,168
   265   Istar Financial, Inc.......................................    8.750      08/15/08       288,850
                                                                                              -----------
                                                                                                  459,018
                                                                                              -----------
         FOOD & DRUG  1.3%
   180   Ahold Finance USA, Inc.....................................    8.250      07/15/10       184,500
   300   Delhaize America, Inc......................................    8.125      04/15/11       328,500
   120   Dominos, Inc., 144A--Private Placement (b).................    8.250      07/01/11       123,900
   383   Kroger Co., 144A--Private Placement (b)....................    8.500      07/15/17       422,670
   100   Merisant Co., 144A--Private Placement (b) (i)..............    9.500      07/15/13       103,500
                                                                                              -----------
                                                                                                1,163,070
                                                                                              -----------
         FOOD & TOBACCO  0.9%
   285   Michael Foods, Inc., Ser B.................................   11.750      04/01/11       327,750
   130   Pilgrim's Pride Corp.......................................    9.625      09/15/11       138,775
   340   Smithfield Foods, Inc......................................    7.625      02/15/08       349,350
                                                                                              -----------
                                                                                                  815,875
                                                                                              -----------
         FOREST PRODUCTS  1.6%
   345   Georgia-Pacific Corp., 144A--Private
         Placement (b)..............................................    8.875      02/01/10       374,325
    85   Owens Brockway Glass Containers, Inc.......................    8.750      11/15/12        92,225
   460   Owens-Illinois, Inc........................................    7.500      05/15/10       450,800
   180   Pliant Corp................................................   13.000      06/01/10       169,200
   215   Riverwood International Corp...............................   10.875      04/01/08       220,375
   105   Tekni Plex Inc., 144A--Private Placement (b)...............   12.750      06/15/10       102,375
    75   Tekni-Plex, Inc., Ser B....................................   12.750      06/15/10        73,125
                                                                                              -----------
                                                                                                1,482,425
                                                                                              -----------
         GAMING & LEISURE  3.2%
   330   Harrahs Operating Co., Inc.................................    7.875      12/15/05       358,875
   280   Hilton Hotels Corp.........................................    7.950      04/15/07       301,000
    10   Hilton Hotels Corp.........................................    7.625      12/01/12        10,950
   265   HMH Properties, Inc........................................    7.875      08/01/05       269,638
   400   Horseshoe Gaming, LLC......................................    8.625      05/15/09       424,000
   105   LodgeNet Entertainment Corp................................    9.500      06/15/13       107,625
   325   Park Place Entertainment...................................    8.500      11/15/06       359,125
    30   Starwood Hotels & Resorts Worldwide, Inc...................    7.375      05/01/07        31,575
   380   Starwood Hotels & Resorts Worldwide, Inc...................    7.875      05/01/12       416,100

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         GAMING & LEISURE  (CONTINUED)
$  435   Station Casinos, Inc.......................................    8.375%     02/15/08   $   469,800
   165   Venetian Casino Resort, LLC................................   11.000      06/15/10       186,038
                                                                                              -----------
                                                                                                2,934,726
                                                                                              -----------
         HEALTHCARE  2.9%
   260   AmerisourceBergen Corp.....................................    8.125      09/01/08       286,000
   200   Anthem Insurance Cos., Inc., 144A--Private
         Placement (b)..............................................    9.125      04/01/10       251,835
    80   Apogent Technologies, Inc., 144A--Private
         Placement (b)..............................................    6.500      05/15/13        82,600
   165   Fisher Scientific International, Inc.......................    7.125      12/15/05       172,425
   140   Fisher Scientific International, Inc., 144A--Private
         Placement (b)..............................................    8.125      05/01/12       149,800
   310   Fresenius Medical Care Capital Trust II....................    7.875      02/01/08       326,275
   725   HCA, Inc...................................................    7.690      06/15/25       754,038
    25   Manor Care, Inc............................................    7.500      06/15/06        27,179
    65   Manor Care, Inc............................................    8.000      03/01/08        73,125
    50   Manor Care, Inc., 144A--Private Placement (b)..............    6.250      05/01/13        51,750
   115   Omnicare, Inc..............................................    8.125      03/15/11       124,775
   270   Tenet Healthcare Corp......................................    6.500      06/01/12       250,425
    95   Tenet Healthcare Corp......................................    7.375      02/01/13        91,675
                                                                                              -----------
                                                                                                2,641,902
                                                                                              -----------
         HOUSING  2.3%
   305   CB Richard Ellis Service, Inc..............................   11.250      06/15/11       327,113
   265   KB Home....................................................    7.750      02/01/10       286,531
   265   LNR Property Corp., 144A--Private
         Placement (b)..............................................    7.625      07/15/13       267,650
    95   Louisiana Pacific Corp.....................................   10.875      11/15/08       108,300
    60   Louisiana Pacific Corp.....................................    8.875      08/15/10        68,700
    85   Meritage Corp., 144A--Private Placement (b)................    9.750      06/01/11        93,925
    45   Nortek Holdings, Inc.......................................    9.250      03/15/07        46,350
   240   Schuler Homes, Inc.........................................    9.375      07/15/09       271,200
    75   Tech Olympic USA, Inc......................................    9.000      07/01/10        81,000
    90   Tech Olympic USA, Inc......................................    9.000      07/01/10        96,300
   165   Tech Olympic USA, Inc......................................   10.375      07/01/12       175,725
    15   Tech Olympic USA, Inc., 144A--Private
         Placement (b)..............................................   10.375      07/01/12        15,975
   200   Toll Corp..................................................    8.250      02/01/11       223,000
                                                                                              -----------
                                                                                                2,061,769
                                                                                              -----------
         INFORMATION TECHNOLOGY  0.9%
   245   Avaya, Inc.................................................   11.125      04/01/09       268,275
   210   Iron Mountain, Inc.........................................    8.625      04/01/13       224,700

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         INFORMATION TECHNOLOGY  (CONTINUED)
$  123   Iron Mountain, Inc........................................     7.750%     01/15/15   $   130,073
   220   Xerox Corp................................................     7.125      06/15/10       219,725
                                                                                              -----------
                                                                                                  842,773
                                                                                              -----------
         MANUFACTURING  1.4%
   100   Brand Services, Inc.......................................    12.000      10/15/12       114,000
   120   Eagle-Picher Industries, Inc..............................     9.375      03/01/08       112,200
    65   Flowserve Corp............................................    12.250      08/15/10        75,725
   170   Johnsondiversey, Inc., Ser B..............................     9.625      05/15/12       189,975
   245   Manitowoc Co., Inc. (Euro)................................    10.375      05/15/11       301,538
   130   NMHG Holdings Co..........................................    10.000      05/15/09       143,000
   210   Trimas Corp...............................................     9.875      06/15/12       215,250
   125   Trimas Corp., 144A--Private Placement (b).................     9.875      06/15/12       128,125
                                                                                              -----------
                                                                                                1,279,813
                                                                                              -----------
         METALS  1.0%
   175   Oregon Steel Mills, Inc...................................    10.000      07/15/09       157,500
   325   Phelps Dodge Corp.........................................     8.750      06/01/11       382,110
   190   UCAR Finance, Inc.........................................    10.250      02/15/12       186,200
   175   United States Steel Corp..................................     9.750      05/15/10       177,625
                                                                                              -----------
                                                                                                  903,435
                                                                                              -----------
         RETAIL  0.5%
    70   Gap, Inc..................................................     6.900      09/15/07        75,425
   100   Gap, Inc..................................................    10.550      12/15/08       121,500
    35   Penney JC Co., Inc........................................     7.600      04/01/07        36,750
    40   Penney JC Co., Inc........................................     8.000      03/01/10        41,900
    95   Penney JC Co., Inc........................................     9.000      08/01/12       103,075
    30   Penney JC Co., Inc........................................     6.875      10/15/15        28,068
    65   Penney JC Co., Inc........................................     7.950      04/01/17        64,350
                                                                                              -----------
                                                                                                  471,068
                                                                                              -----------
         SERVICES  1.1%
   410   Allied Waste North America, Inc...........................     8.875      04/01/08       444,850
   160   Encompass Services Corp. (e) (f) (g)......................    10.500      05/01/09             0
   295   Waste Management, Inc.....................................     7.125      10/01/07       338,447
   200   Waste Management, Inc.....................................     7.125      12/15/17       236,743
                                                                                              -----------
                                                                                                1,020,040
                                                                                              -----------
         TELECOMMUNICATIONS  0.5%
   390   Exodus Communications, Inc. (e) (f) (g)...................    11.625      07/15/10        23,407
   136   Globix Corp., 144A--Private Placement (b) (c).............    11.000      05/01/08       101,978
   165   Primus Telecom Group......................................    11.250      01/15/09       152,625
    60   Qwest Corp................................................     6.625      09/15/05        61,050
 2,139   Rhythms Netconnections, Inc. (e) (f) (g)..................    13.500      05/15/08             0
   245   Rhythms Netconnections, Inc. (e) (f) (g)..................    14.000      02/15/10             0
   310   WorldCom, Inc. (f) (g)....................................     8.250      05/15/31        91,450
                                                                                              -----------
                                                                                                  430,510
                                                                                              -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         TRANSPORTATION  1.8%
$  100   ArvinMeritor, Inc..........................................    8.750%     03/01/12   $   112,000
   200   Autonation, Inc............................................    9.000      08/01/08       222,000
   140   Collins & Aikman Products Co...............................   10.750      12/31/11       123,200
   190   Intermet Corp..............................................    9.750      06/15/09       182,400
   215   Laidlaw International, Inc., 144A--Private
         Placement (b)..............................................   10.750      06/15/11       225,750
   260   Lear Corp..................................................    8.110      05/15/09       297,700
   150   Metaldyne Corp.............................................   11.000      06/15/12       124,500
   110   Sonic Automotive, Inc., Ser D..............................   11.000      08/01/08       116,600
   220   TRW Automotive, Inc., 144A--Private
         Placement (b)..............................................    9.375      02/15/13       238,700
                                                                                              -----------
                                                                                                1,642,850
                                                                                              -----------
         UTILITY  2.4%
    32   AES Corp...................................................    9.375      09/15/10        32,160
    20   AES Corp...................................................    8.875      02/15/11        19,550
   205   AES Corp., 144A--Private Placement (b).....................    9.000      05/15/15       214,225
    75   Allegheny Energy, Inc......................................    7.750      08/01/05        75,000
   145   Calpine Corp...............................................    8.500      02/15/11       108,750
    30   CMS Energy Corp............................................    7.500      01/15/09        29,663
   155   CMS Energy Corp............................................    8.500      04/15/11       161,781
   240   Dynegy Holdings, Inc.......................................    6.875      04/01/11       201,600
    60   IPALCO Enterprises, Inc....................................    7.625      11/14/11        65,700
   215   Monongahela Power..........................................    5.000      10/01/06       213,656
    45   Northwest Pipeline Corp....................................    8.125      03/01/10        48,375
    95   PG & E Corp., 144A--Private Placement (b)..................    6.875      07/15/08        98,563
   205   PSEG Energy Holdings, Inc..................................    8.625      02/15/08       220,375
    95   PSEG Energy Holdings, Inc., 144A--Private
         Placement (b)..............................................    7.750      04/16/07       100,463
   100   Southern California Edison Co., 144A--Private
         Placement (b)..............................................    8.000      02/15/07       109,625
    85   Southern Natural Gas Co., 144A--Private
         Placement (b)..............................................    8.875      03/15/10        92,650
    75   Transcontinental Gas Pipe Line Corp........................    8.875      07/15/12        84,750
   125   Williams Cos., Inc.........................................    9.250      03/15/04       128,125
   220   Williams Cos., Inc.........................................    7.875      09/01/21       214,500
                                                                                              -----------
                                                                                                2,219,511
                                                                                              -----------
         WIRELESS COMMUNICATIONS  1.4%
   360   American Cellular Corp. (g)................................    9.500      10/15/09       180,000
    30   American Tower Corp........................................    9.375      02/01/09        30,150
   185   Dobson Communications Corp.................................   10.875      07/01/10       199,800
   345   Nextel Communications, Inc.................................   10.650      09/15/07       356,213
   125   Nextel Partners, Inc.......................................   11.000      03/15/10       135,000
    50   Nextel Partners, Inc., 144A--Private
         Placement (b)..............................................    8.125      07/01/11        49,875

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                                           MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         WIRELESS COMMUNICATIONS  (CONTINUED)
$  235   SBA Communications Corp....................................   12.000%     03/01/08   $   240,288
   140   SBA Communications Corp....................................   10.250      02/01/09       128,800
                                                                                              -----------
                                                                                                1,320,126
                                                                                              -----------

TOTAL DOMESTIC CORPORATE BONDS  34.4%......................................................    31,464,337
                                                                                              -----------

         DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  0.6%
         INFORMATION TECHNOLOGY  0.2%
   335   Solectron Corp. (Convertible into 3,948
         Common Shares) LYON........................................      *        11/20/20       185,925
                                                                                              -----------

         WIRELESS COMMUNICATIONS  0.4%
   365   American Tower Corp. (Convertible into 14,959
         Common Shares).............................................    6.250      10/15/09       337,625
                                                                                              -----------

TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS...........................................       523,550
                                                                                              -----------

PAR AMOUNT
IN LOCAL
CURRENCY
(000)
         FOREIGN BONDS AND DEBT SECURITIES (US $)  7.7%
         CANADA  1.1%
   175   Acetex Corp................................................   10.875      08/01/09       194,469
   295   Air Canada (f) (g).........................................   10.250      03/15/11       132,750
   290   Husky Oil Ltd. (Variable Rate Coupon)......................    8.900      08/15/28       334,950
   230   Norske Skog Canada Ltd.....................................    8.625      06/15/11       240,350
    40   Pacifica Papers, Inc.......................................   10.000      03/15/09        42,600
   100   Rogers Cable, Inc., 144A--Private
         Placement (b)..............................................    6.250      06/15/13        99,750
                                                                                              -----------
                                                                                                1,044,869
                                                                                              -----------
         CHILE  1.2%
   535   Empresa Nacional Del Petro.................................    6.750      11/15/12       598,084
   420   Empresa Nacional Del Petro, 144A--Private
         Placement (b)..............................................    6.750      11/15/12       473,066
                                                                                              -----------
                                                                                                1,071,150
                                                                                              -----------
         FRANCE  0 .2%
   175   Vivendi Universal SA, 144A--Private
         Placement (b)..............................................    9.250      04/15/10       199,062
                                                                                              -----------

         GERMANY  0.5%
   330   Messer Griesham Holding AG (Euro)..........................   10.375      06/01/11       425,133
                                                                                              -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR AMOUNT
IN LOCAL
CURRENCY                                                                                         MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         GUERNSEY  0.2%
$  150   ABB International Finance Ltd. (Euro).....................     9.500%     01/15/08   $   173,055
                                                                                              -----------

         LUXEMBOURG  0.8%
    95   Johnsondiversey, Inc. (Euro)..............................     9.625      05/15/12       116,923
   160   PTC International Finance (Euro)..........................    11.250      12/01/09       205,481
    90   Safilo Capital International SA, 144A--Private
         Placement (Euro) (b)......................................     9.625      05/15/13       108,797
   285   Tyco International Group SA...............................     6.750      02/15/11       302,100
                                                                                              -----------
                                                                                                  733,301
                                                                                              -----------
         MAURITIUS  0.9%
 2,860   Pindo Deli Finance Mauritius (g)..........................    10.750      10/01/07       736,450
   360   Tjiwi Kimia Finance Mauritius (f) (g).....................    10.000      08/01/04       116,100
    50   Tjiwi Kimia Finance Mauritius (f) (g).....................    10.000      10/01/04        16,125
                                                                                              -----------
                                                                                                  868,675
                                                                                              -----------
         MEXICO  1.4%
   650   Petroleos Mexicanos.......................................     9.500      09/15/27       809,250
 1,075   Satelites Mexicanos SA....................................    10.125      11/01/04       494,500
                                                                                              -----------
                                                                                                1,303,750
                                                                                              -----------
         NETHERLANDS  0.4%
 1,120   Tjiwi Kimia (f) (g).......................................    13.250      08/01/99       361,200
                                                                                              -----------

         UNITED KINGDOM  1.0%
   115   Avecia Group Plc..........................................    11.000      07/01/09       104,075
   300   British Sky Broadcasting Group Plc........................     8.200      07/15/09       355,500
   665   Esprit Telecom Group (DEM) (e) (f) (g)....................    11.000      06/15/08             0
   260   JSG Funding Plc (Euro)....................................    10.125      10/01/12       322,990
   125   Xerox Capital Europe Plc..................................     5.875      05/15/04       125,625
                                                                                              -----------
                                                                                                  908,190
                                                                                              -----------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  7.7%..............................................     7,088,386
                                                                                              -----------

         FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS  0.0%
         TELECOMMUNICATIONS  0.0%
   425   KPNQwest NV (Euro) (Convertible into 60,369
         Common Shares) (e) (g)....................................    10.000      03/15/12             1
                                                                                              -----------

         FOREIGN GOVERNMENT OBLIGATIONS  51.1%
    20   Banque Centrale De Tunisie Bond...........................     7.375      04/25/12        23,300
   750   Central Bank of Nigeria...................................     6.250      11/15/20       641,250
   180   Central Bank of Tunisia...................................     7.375      04/24/12       209,025
   653   Federated Republic of Brazil..............................     8.000      04/15/14       569,435
 2,200   Federated Republic of Brazil (d)..........................     8.875      04/15/24     1,711,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

PAR AMOUNT
IN LOCAL
CURRENCY                                                                                         MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         FOREIGN GOVERNMENT OBLIGATIONS  (CONTINUED)
$  890   Federated Republic of Brazil (d).........................     10.000%     01/16/07   $   914,475
   430   Federated Republic of Brazil.............................     11.250      07/26/07       448,275
 4,350   Federated Republic of Brazil (d).........................     12.000      04/15/10     4,530,525
   210   Federated Republic of Brazil.............................     12.250      03/06/30       211,050
   460   Federated Republic of Brazil.............................     12.750      01/15/20       471,500
   495   Ivory Coast Government International Bond (g)............      2.000      03/29/18        92,812
 1,060   Republic of Argentina (g)................................      0.000      04/10/05       392,200
   810   Republic of Argentina (g)................................      6.000      03/31/23       433,350
 1,400   Republic of Bulgaria (d).................................      8.250      01/15/15     1,652,000
   287   Republic of Bulgaria.....................................      8.250      01/15/15       338,660
 1,589   Republic of Colombia.....................................      9.750      04/09/11     1,807,193
   750   Republic of Columbia.....................................     10.000      01/23/12       840,000
   230   Republic of Columbia.....................................     10.500      07/09/10       264,500
   310   Republic of Columbia.....................................     10.750      01/15/13       362,700
   270   Republic of Columbia.....................................     11.750      02/25/20       336,150
   210   Republic of El Salvador..................................      8.250      04/10/32       204,750
   390   Republic of Korea........................................      4.250      06/01/13       380,585
   980   Republic of Panama (d)...................................      9.375      04/01/29     1,131,900
   340   Republic of Panama (d)...................................      9.625      02/08/11       394,400
   505   Republic of Peru.........................................      9.125      02/21/12       538,330
 2,020   Republic of Peru (d).....................................      9.875      02/06/15     2,216,950
   740   Republic of Philippines..................................      9.375      01/18/17       812,150
   830   Republic of Philippines..................................      9.875      01/15/19       916,113
   500   Republic of Philippines..................................     10.625      03/16/25       581,875
   626   Republic of Ukraine......................................     11.000      03/15/07       688,475
   213   Republic of Uruguay......................................      7.250      02/15/11       170,039
   750   Republic of Venezuela....................................      2.313      12/18/07       594,375
 1,530   Republic of Venezuela....................................      9.250      09/15/27     1,132,200
   130   Russian Federation.......................................    5/7.500      03/31/30       126,100
 4,313   Russian Federation (a)...................................      5.000      03/31/30     4,183,522
   970   Russian Federation.......................................      8.750      07/24/05     1,082,520
 3,240   Russian Federation.......................................     12.750      06/24/28     5,443,200
   320   State of Qatar...........................................      9.750      06/15/30       444,160
   340   United Mexican States....................................      8.000      09/24/22       380,800
 2,030   United Mexican States (d)................................      8.300      08/15/31     2,337,545
 1,040   United Mexican States....................................      9.875      02/01/10     1,333,800
 1,130   United Mexican States (d)................................     10.375      02/17/09     1,461,655
 2,710   United Mexican States (d)................................     11.375      09/15/16     3,943,050
                                                                                              -----------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS  51.1%................................................    46,748,494
                                                                                              -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                                   VALUE
EQUITIES  1.3%
Cental Bank of Nigeria (750 Common Stock Warrants) (e) (h)............    $         0
Dobson Communications Corp. (2,271 Preferred Shares) (c)..............        222,529
Globix Corp. (18,922 Common Shares) (h)...............................         54,874
Intermedia Communications Inc. (1,160 Preferred Shares) (c)...........          3,480
McLeodUSA, Inc. (3,365 Preferred Shares) (h)..........................         24,362
McLeodUSA, Inc. (7,457 Common Stock Warrants) (h).....................          3,057
Motient Corp. (33,119 Common Shares) (h)..............................        184,804
Occidente Y Caribe Celular SA (70,000 Common Stock Warrants),
   144A--Private Placement (b) (e) (h)................................              0
Paxson Communications Corp. (2,600 Preferred Shares) (c)..............        256,100
Republic of Venezuela (3,200 Common Stock Warrants) (e) (h)...........              0
Song Networks Holding (3,708 Preferred Shares) (Krona) (e)............          2,783
Song Networks Holding (34,247 Common Shares) (Krona)..................        160,629
Song Networks Holding, AB--ADR (16,443 Common Shares) (e) (h).........            247
TNP Enterprises, Inc. (3,715 Preferred Shares)........................        278,665
TNP Enterprises, Inc. (800 Common Stock Warrants), 144A--Private
   Placement (b) (h)..................................................              8
Viatel Holding Bermuda Ltd (5,844 Common Shares)......................          2,922
XM Satellite Radio, Inc. (370 Common Stock Warrants) (h)..............          2,035
XO Communications, Inc. (2,811 Common Shares) (h).....................         20,380
XO Communications, Inc., Class A (5,622 Common Stock
   Warrants) (e) (h)..................................................          5,622
XO Communications, Inc., Class B (4,217 Common Stock
   Warrants) (e) (h)..................................................              0
XO Communications, Inc., Class C (4,217 Common Stock
   Warrants) (e) (h)..................................................              0
                                                                          -----------

TOTAL EQUITIES........................................................      1,222,497
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  95.1%
   (Cost $86,032,426).................................................     87,047,264
                                                                          -----------

SHORT-TERM INVESTMENTS  2.4%
REPURCHASE AGREEMENT  2.3%
State Street Bank & Trust Co. ($2,094,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $2,094,038)..............      2,094,000
                                                                          -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.1%
United States Treasury Bill ($100,000 par, yielding 1.215%,
   07/17/03 maturity) (d).............................................         99,946
                                                                          -----------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $2,193,946)..................................................      2,193,946
                                                                          -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                             MARKET
DESCRIPTION                                                                   VALUE
TOTAL INVESTMENTS  97.5%
   (Cost $88,226,372).................................................    $89,241,210

FOREIGN CURRENCY  0.0%
   (Cost $45,706).....................................................         44,636

OTHER ASSETS IN EXCESS OF LIABILITIES  2.5%...........................      2,207,993
                                                                          -----------

NET ASSETS  100.0%....................................................    $91,493,839
                                                                          ===========

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Payment-in-kind security.

(d) Assets segregated as collateral for open futures and forward transactions.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) This borrower has filed for protection in federal bankruptcy court.

(g) Non-income producing as security is in default.

(h) Non-income producing security.

(i) Security purchased on a when-issued or delayed delivery basis.

ADR--American Depositary Receipt
EURO--Eurodollar
DEM--German Mark
KRONA--Swedish Krona
LYON--Liquid Yield Option Note

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $88,226,372)..........................................   $  89,241,210
Foreign Currency (Cost $45,706)...............................................          44,636
Cash..........................................................................         737,180
Receivables:
  Interest....................................................................       1,863,886
  Investments Sold............................................................       1,663,073
  Fund Shares Sold............................................................         111,898
  Dividends...................................................................           6,738
Other.........................................................................          44,497
                                                                                 -------------
    Total Assets..............................................................      93,713,118
                                                                                 -------------
LIABILITIES:
Payables:
  Investments Purchased.......................................................       1,384,639
  Fund Shares Repurchased.....................................................         246,829
  Income Distributions........................................................         133,978
  Distributor and Affiliates..................................................          94,377
  Variation Margin on Futures.................................................          64,859
  Investment Advisory Fee.....................................................          52,471
Accrued Expenses..............................................................          97,208
Forward Foreign Currency Contracts............................................          88,592
Directors' Deferred Compensation and Retirement Plans.........................          56,326
                                                                                 -------------
    Total Liabilities.........................................................       2,219,279
                                                                                 -------------
NET ASSETS....................................................................   $  91,493,839
                                                                                 =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)...   $ 205,692,319
Net Unrealized Appreciation...................................................         941,489
Accumulated Undistributed Net Investment Income...............................      (1,126,951)
Accumulated Net Realized Loss.................................................    (114,013,018)
                                                                                 -------------
NET ASSETS....................................................................   $  91,493,839
                                                                                 =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $33,814,164 and 4,529,316 shares of beneficial interest issued
    and outstanding)..........................................................   $        7.47
    Maximum sales charge (4.75%* of offering price)...........................             .37
                                                                                 -------------
    Maximum offering price to public..........................................   $        7.84
                                                                                 =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $39,926,756 and 5,365,481 shares of beneficial interest issued
    and outstanding)..........................................................   $        7.44
                                                                                 =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $17,752,919 and 2,382,027 shares of beneficial interest issued
    and outstanding)..........................................................   $        7.45
                                                                                 =============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $17,673).....................    $  7,559,901
Dividends..................................................................         120,794
Other......................................................................           6,420
                                                                               ------------
    Total Income...........................................................       7,687,115
                                                                               ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $65,850, $391,871 and $164,499, respectively)...................         622,220
Investment Advisory Fee....................................................         614,798
Administrative Fee.........................................................         130,373
Shareholder Services.......................................................          89,824
Custody....................................................................          37,208
Legal......................................................................          20,901
Directors' Fees and Related Expenses.......................................          14,253
Other......................................................................         204,360
                                                                               ------------
  Total Expenses...........................................................       1,733,937
  Expense Fee Reduction  ($21,488 Investment Advisory
    Fee and $12,412 Other).................................................          33,900
  Less Credits Earned on Cash Balances.....................................             908
                                                                               ------------
  Net Expenses.............................................................       1,699,129
                                                                               ------------
NET INVESTMENT INCOME......................................................    $  5,987,986
                                                                               ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments..............................................................    $(31,546,420)
  Futures..................................................................      (1,521,985)
  Foreign Currency Contracts...............................................          18,553
  Foreign Currency Transactions............................................        (187,301)
                                                                               ------------
Net Realized Loss..........................................................     (33,237,153)
                                                                               ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..................................................     (42,846,326)
  End of the Period:
    Investments............................................................       1,014,838
    Futures................................................................          14,763
    Foreign Currency Contracts.............................................         (88,592)
    Foreign Currency Translation...........................................             480
                                                                               ------------
                                                                                    941,489
                                                                               ------------
Net Unrealized Appreciation During the Period..............................      43,787,815
                                                                               ------------
NET REALIZED AND UNREALIZED GAIN...........................................    $ 10,550,662
                                                                               ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................    $ 16,538,648
                                                                               ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2003    JUNE 30, 2002
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $  5,987,986    $  9,024,751
Net Realized Loss......................................    (33,237,153)     (8,614,436)
Net Unrealized Appreciation/Depreciation
  During the Period....................................     43,787,815      (7,800,807)
                                                          ------------    ------------
Change in Net Assets from Operations...................     16,538,648      (7,390,492)
                                                          ------------    ------------

Distributions from Net Investment Income:
  Class A Shares.......................................     (1,861,834)     (3,426,578)
  Class B Shares.......................................     (2,780,000)     (6,503,983)
  Class C Shares.......................................     (1,156,992)     (2,501,011)
                                                          ------------    ------------
                                                            (5,798,826)    (12,431,572)
                                                          ------------    ------------

Return of Capital Distribution:
  Class A Shares.......................................       (223,228)            -0-
  Class B Shares.......................................       (263,581)            -0-
  Class C Shares.......................................       (117,198)            -0-
                                                          ------------    ------------
                                                              (604,007)            -0-
                                                          ------------    ------------
Total Distributions....................................     (6,402,833)    (12,431,572)
                                                          ------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     10,135,815     (19,822,064)
                                                          ------------    ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................     28,971,370      18,616,455
Net Asset Value of Shares Issued Through
  Dividend Reinvestment................................      4,718,597       7,645,827
Cost of Shares Repurchased.............................    (35,981,706)    (41,300,904)
                                                          ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....     (2,291,739)    (15,038,622)
                                                          ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................      7,844,076     (34,860,686)
NET ASSETS:
Beginning of the Period................................     83,649,763     118,510,449
                                                          ------------    ------------
End of the Period (Including accumulated undistributed
  net investment income of ($1,126,951) and
  ($3,118,914), respectively)..........................   $ 91,493,839    $ 83,649,763
                                                          ============    ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED JUNE 30,
                                                  --------------------------------------------------------
CLASS A SHARES                                    2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................................... $  6.63     $  8.11     $  9.93     $  9.90     $  12.46
                                                  -------     -------     -------     -------     --------
  Net Investment Income..........................     .52         .71        1.00        1.14         1.06
  Net Realized and Unrealized Gain/Loss..........     .88       (1.36)      (1.77)       (.06)       (2.51)
                                                  -------     -------     -------     -------     --------
Total from Investment Operations.................    1.40        (.65)       (.77)       1.08        (1.45)
                                                  -------     -------     -------     -------     --------
Less:
  Distributions from Net
     Investment Income...........................    (.50)       (.83)      (1.05)      (1.05)       (1.10)
  Return of Capital Distributions................    (.06)        -0-         -0-         -0-         (.01)
                                                  -------     -------     -------     -------     --------
Total Distributions..............................    (.56)       (.83)      (1.05)      (1.05)       (1.11)
                                                  -------     -------     -------     -------     --------
NET ASSET VALUE, END OF THE PERIOD............... $  7.47     $  6.63     $  8.11     $  9.93     $   9.90
                                                  =======     =======     =======     =======     ========

Total Return* (b)................................  22.51%      -6.92%      -8.23%      11.39%      -11.14%
Net Assets at End of the Period (In millions).... $  33.8     $  22.4     $  31.1     $  44.9     $   58.5
Ratio of Expenses to Average Net Assets*.........   1.57%       1.53%       1.55%       1.60%        1.45%
Ratio of Net Investment Income to Average
  Net Assets*....................................   7.75%       9.46%      10.96%      11.41%       10.55%
Portfolio Turnover...............................    133%         94%        141%        119%         121%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......   1.61%         N/A         N/A         N/A          N/A
   Ratio of Net Investment Income to Average Net
   Assets........................................   7.71%         N/A         N/A         N/A          N/A
   Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and Interest
   Expense.......................................   1.55%         N/A       1.45%       1.46%          N/A

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED JUNE 30,
                                                  --------------------------------------------------------
CLASS B SHARES                                    2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE  PERIOD........ $  6.61     $  8.08     $  9.89     $  9.86     $  12.40
                                                  -------     -------     -------     -------     --------
  Net Investment Income..........................     .47         .65         .93        1.06          .98
  Net Realized and Unrealized Gain/Loss..........     .87       (1.34)      (1.76)       (.06)       (2.50)
                                                  -------     -------     -------     -------     --------
Total from Investment Operations.................    1.34        (.69)       (.83)       1.00        (1.52)
                                                  -------     -------     -------     -------     --------
Less:
  Distributions from Net Investment Income.......    (.47)       (.78)       (.98)       (.97)       (1.01)
  Return of Capital Distributions................    (.04)        -0-         -0-         -0-         (.01)
                                                  -------     -------     -------     -------     --------
Total Distributions..............................    (.51)       (.78)       (.98)       (.97)       (1.02)
                                                  -------     -------     -------     -------     --------
NET ASSET VALUE, END OF THE PERIOD............... $  7.44     $  6.61     $  8.08     $  9.89     $   9.86
                                                  =======     =======     =======     =======     ========

Total Return* (b)................................  21.52%      -7.48%      -8.99%      10.58%      -11.82%
Net Assets at End of the Period (In millions).... $  39.9     $  43.9     $  64.1     $  90.9     $  107.0
Ratio of Expenses to Average Net Assets*.........   2.31%       2.28%       2.30%       2.35%        2.20%
Ratio of Net Investment Income to Average Net
  Assets*........................................   7.10%       8.71%      10.21%      10.65%        9.81%
Portfolio Turnover...............................    133%         94%        141%        119%         121%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......   2.36%         N/A         N/A         N/A          N/A
   Ratio of Net Investment Income to Average Net
   Assets........................................   7.05%         N/A         N/A         N/A          N/A
   Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and Interest
   Expense.......................................   2.30%         N/A       2.20%       2.21%          N/A

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED JUNE 30,
                                                  --------------------------------------------------------
CLASS C SHARES                                    2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................................... $  6.62     $  8.08     $  9.89     $  9.87     $  12.40
                                                  -------     -------     -------     -------     --------
  Net Investment Income..........................     .47         .64         .93        1.06          .98
  Net Realized and Unrealized Gain/Loss..........     .87       (1.32)      (1.76)       (.07)       (2.49)
                                                  -------     -------     -------     -------     --------
Total from Investment Operations.................    1.34        (.68)       (.83)        .99        (1.51)
                                                  -------     -------     -------     -------     --------
Less:
  Distributions from Net Investment Income.......    (.46)       (.78)       (.98)       (.97)       (1.01)
  Return of Capital Distributions................    (.05)        -0-         -0-         -0-         (.01)
                                                  -------     -------     -------     -------     --------
Total Distributions..............................    (.51)       (.78)       (.98)       (.97)       (1.02)
                                                  -------     -------     -------     -------     --------
NET ASSET VALUE, END OF THE PERIOD............... $  7.45     $  6.62     $  8.08     $  9.89     $   9.87
                                                  =======     =======     =======     =======     ========

Total Return* (b)................................  21.49%      -7.47%      -8.88%      10.57%      -11.83%
Net Assets at End of the Period (In millions).... $  17.8     $  17.4     $  23.3     $  33.5     $   40.6
Ratio of Expenses to Average Net Assets*.........   2.31%       2.28%       2.30%       2.35%        2.20%
Ratio of Net Investment Income to Average Net
  Assets*........................................   7.08%       8.68%      10.21%      10.65%        9.81%
Portfolio Turnover...............................    133%         94%        141%        119%         121%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.......   2.36%         N/A         N/A         N/A          N/A
   Ratio of Net Investment Income to Average Net
   Assets........................................   7.03%         N/A         N/A         N/A          N/A
   Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and Interest
   Expense.......................................   2.30%         N/A       2.20%       2.21%          N/A

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. At June 30, 2003, there were $60,000 of when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future net realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $88,923,485, which will expire between June 30, 2007 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes..............................   $88,685,605
                                                                     ===========
Gross tax unrealized appreciation.................................   $10,448,573
Gross tax unrealized depreciation.................................    (9,892,968)
                                                                     -----------
Net tax unrealized appreciation on investments....................   $   555,605
                                                                     ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                           2003         2002
                                                        ----------   -----------
Distributions paid from:
  Ordinary Income....................................   $6,352,964   $12,178,006
  Long-term capital gain.............................          -0-           -0-
  Return of Capital..................................      604,007           -0-
                                                        ----------   -----------
                                                        $6,956,971   $12,178,006

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to tax amortization totaling $1,973,316 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $168,748 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to fees received on tender offers totaling $4,160 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to return of capital distributions totaling $604,007 has been reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,395 was reclassified from to accumulated undistributed net investment income to accumulated net realized loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, gains recognized for tax purposes on open futures contracts, and the deferral of losses relating to straddle positions and wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $908 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million..................................................    .75%
Next $500 million...................................................    .70%
Over $1 billion.....................................................    .65%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $21,488 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $17,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate
J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,200 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $50,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $12,412 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $33,628 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $64,391,862, $101,308,182 and $39,992,275 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                         SHARES         VALUE
Sales:
  Class A...........................................    3,543,035    $ 23,401,675
  Class B...........................................      658,656       4,552,039
  Class C...........................................      147,838       1,017,656
                                                       ----------    ------------
Total Sales.........................................    4,349,529    $ 28,971,370
                                                       ==========    ============

Dividend Reinvestment:
  Class A...........................................      212,521    $  1,417,359
  Class B...........................................      352,706       2,331,779
  Class C...........................................      145,445         969,459
                                                       ----------    ------------
Total Dividend Reinvestment.........................      710,672    $  4,718,597
                                                       ==========    ============

Repurchases:
  Class A...........................................   (2,600,545)   $(17,230,316)
  Class B...........................................   (2,286,147)    (15,220,924)
  Class C...........................................     (531,600)     (3,530,466)
                                                       ----------    ------------
Total Repurchases...................................   (5,418,292)   $(35,981,706)
                                                       ==========    ============

     At June 30, 2002, capital aggregated $57,026,372, $109,908,869 and
$41,652,824 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                         SHARES         VALUE
Sales:
  Class A...........................................    1,766,906    $ 13,059,655
  Class B...........................................      427,885       3,190,983
  Class C...........................................      318,619       2,365,817
                                                       ----------    ------------
Total Sales.........................................    2,513,410    $ 18,616,455
                                                       ==========    ============

Dividend Reinvestment:
  Class A...........................................      295,689    $  2,198,194
  Class B...........................................      554,168       4,104,859
  Class C...........................................      181,215       1,342,774
                                                       ----------    ------------
Total Dividend Reinvestment.........................    1,031,072    $  7,645,827
                                                       ==========    ============

Repurchases:
  Class A...........................................   (2,526,432)   $(18,728,728)
  Class B...........................................   (2,273,639)    (16,943,090)
  Class C...........................................     (766,550)     (5,629,086)
                                                       ----------    ------------
Total Repurchases...................................   (5,566,621)   $(41,300,904)
                                                       ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 420,564 and 23,234 Class B Shares, respectively converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO
                                                                CHARGE
                                                     ----------------------------
YEAR OF REDEMPTION                                   CLASS B              CLASS C
First..............................................   4.00%                1.00%
Second.............................................   4.00%                 None
Third..............................................   3.00%                 None
Fourth.............................................   2.50%                 None
Fifth..............................................   1.50%                 None
Thereafter.........................................   None                  None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,600 and CDSC on redeemed shares of approximately $90,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $105,044,975 and $110,571,231, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $3,139,900 and $286,900 for Class B and Class C Shares, respectively. These amounts

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $304,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $51,200.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                     UNREALIZED
                                                        CURRENT     APPRECIATION/
                                                         VALUE       DEPRECIATION
FORWARD FOREIGN CURRENCY CONTRACTS
LONG CONTRACTS:
British Pounds
  70,000 expiring 7/22/03...........................   $  115,516       $   (474)
SHORT CONTRACTS:
Euro
  1,610,000 expiring 7/24/03........................   $1,850,540       $(88,556)
Euro
  145,000 expiring 7/24/03..........................      166,664          2,479
British Pounds
  70,000 expiring 7/22/03...........................      115,516         (5,896)
Swedish Krona
  750,000 expiring 9/19/03..........................       93,421          3,855
                                                                        --------
                                                                         (88,118)
                                                                        --------
                                                                        $(88,592)
                                                                        ========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                                      CONTRACTS
Outstanding at June 30, 2002........................................       30
Futures Opened......................................................    1,065
Futures Closed......................................................     (929)
                                                                        -----
Outstanding at June 30, 2003........................................      166
                                                                        =====

     The futures contracts outstanding as of June 30, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                     UNREALIZED
                                                                    APPRECIATION/
                                                        CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bonds - September 2003...............        15         $13,834
 (Current Notional Value of $117,344 per contract)
5-Year U.S. Treasury Note - September 2003.........        19           1,378
 (Current Notional Value of $115,125 per contract)
10-Year U.S. Treasury Note - September 2003........       132            (449)
 (Current Notional Value of $117,438 per contract)
                                                          ---         -------
                                                          166         $14,763
                                                          ===         =======

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS


(a)  (1)         Articles of Amendment and Restatement(10)
     (2)         Articles Supplementary (adding Registrant's Japanese Equity
                 Fund) to the Amended and Restated Articles of
                 Incorporation(16)
     (3)         Articles Supplementary (adding Registrant's Global Equity,
                 Emerging Market Debt, Mid Cap Growth, Equity Growth and
                 Value Funds) to the Amended and Restated Articles of
                 Incorporation(18)
     (4)         Articles Supplementary (changing the name of Morgan Stanley
                 Equity Growth to Van Kampen Equity Growth) to the Amended
                 and Restated Articles of Incorporation(24)
     (5)         Articles Supplementary (adding Registrant's Global Franchise
                 Fund) to the Amended and Restated Articles of
                 Incorporation(24)
     (6)         Articles of Amendment (changing the corporate name from
                 Morgan Stanley Fund, Inc. to Van Kampen Series Fund,
                 Inc.)(25)
     (7)         Articles Supplementary (changing the name of each fund)(25)
     (8)         Articles Supplementary (changing the name of Van Kampen
                 Aggressive Equity Fund to Van Kampen Focus Equity Fund)(27)
     (9)         Articles Supplementary (changing the name of Van Kampen
                 Global Franchise Fund to Van Kampen Tax Managed Global
                 Franchise Fund)(29)
    (10)         Articles Supplementary (changing the name of Van Kampen
                 Asian Growth Fund to Van Kampen Asian Equity Fund; Van
                 Kampen European Equity Fund to Van Kampen European Value
                 Equity Fund; Van Kampen Global Equity Fund to Van Kampen
                 Global Value Equity Fund and Van Kampen Tax Managed Global
                 Franchise Fund to Van Kampen Global Franchise Fund,) to the
                 Amended and Restated Articles of Incorporation(31)
    (11)         Articles Supplementary (changing the name of Van Kampen
                 Worldwide High Income Fund to Van Kampen Emerging Markets
                 Income Fund)+
(b)              Amended and Restated By-Laws(10)
(c)              Specimen stock certificates relating to all of the Funds of the Registrant(20)
(d)  (1)         Investment Advisory Agreement(30)
     (2)         Investment Sub-Advisory Agreement Morgan Stanley Dean Witter
                 Investment Management Inc., formerly Morgan Stanley Asset
                 Management Inc.(20)
     (3)         Investment Sub-Advisory Agreement between Van Kampen
                 Investment Advisory Corp. and Morgan Stanley Investment
                 Management Company+
     (4)         Form of Investment Sub-Advisory Agreement between Van Kampen
                 Investment Advisory Corp. and Morgan Stanley Asset &
                 Investment Trust Management Co., Limited+
     (5)         Investment Sub-Advisory Agreement between Van Kampen
                 Investment Advisory Corp. and Morgan Stanley Investment
                 Management Limited+
(e)  (1)         Distribution Agreement(18)
     (2)         Form of Dealer Agreement+
     (3)         Form of Broker Fully Disclosed Clearing Agreement(**)
     (4)         Form of Bank Fully Disclosed Clearing Agreement(**)
(f)  (1)         Form of Trustee Deferred Compensation Agreement(*)
     (2)         Form of Trustee Retirement Plan(*)
(g)  (1)         Custodian Contract+
     (2)         Transfer Agency and Service Agreement+
     (3)         Custody Agreement, The Chase Manhattan Bank, N.A.(11)
     (4)         Foreign Custody Manager Delegation Amendment(32)

      (h)        (1)             Transfer Agency and Service Agreements:
                      (i)        Sub-Transfer Agency Agreement between Morgan Stanley Dean Witter Investment Management Inc.,
                                 formerly, Morgan Stanley Asset Management Inc. and Van Kampen Investor Services Inc.(18)
                      (ii)       Form of Assignment and Assumption Agreement for Sub-Transfer Agency Agreement between Van Kampen
                                 Investment Advisory Corp. and Morgan Stanley Dean Witter Investment Management Inc., formerly,
                                 Morgan Stanley Asset Management Inc.(20)
                      (iii)      Sub-Transfer Agency Agreement between Miller Anderson & Sherrerd, LLP and Van Kampen Investor
                                 Services Inc.(18)
                      (iv)       Form of Assignment and Assumption Agreement (MAS Sub-Transfer Agency Agreement) between Van
                                 Kampen Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP(20)
                      (v)        Amended Schedule for Sub-Transfer Agency and Service Agreement between Morgan Stanley Dean Witter
                                 Investment Management Inc., formerly, Morgan Stanley Asset Management Inc., and Van Kampen
                                 Investor Services Inc. formerly, ACCESS Investor Services, Inc.(Tax Managed Global Franchise
                                 Fund)(25)
                 (2)             Amended and Restated Legal Services Agreement+
                 (3)             Fund Accounting Agreement+
      (i)        (1)             Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)(25)
                 (2)             Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
      (j)                        Consent of Deloitte and Touche LLP+
      (k)                        Not applicable
      (l)                        Purchase Agreement(11)
      (m)        (1)             Distribution Plan Pursuant to Rule 12b-1:
                      (i)        Plan of Distribution for Class A Shares of the Asian Growth, American Value, Worldwide High
                                 Income (now known as Emerging Markets Income Fund), Emerging Markets, Latin American, Global
                                 Equity Allocation, International Magnum and Focus Equity (formerly Aggressive Equity) Funds(18)
                      (ii)       Plan of Distribution of the Japanese Equity, European Equity, Growth and Income II, Global
                                 Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth, Value and Tax Managed Global
                                 Franchise Funds(18)
                      (iii)      Amended and Restated Plan of Distribution for Class B and Class C Shares of the Asian Growth,
                                 American Value, Worldwide High Income, Emerging Markets, Latin American, Global Equity
                                 Allocation, International Magnum, Focus Equity (formerly Aggressive Equity), Global Equity,
                                 Emerging Markets Debt, Mid Cap Growth, Equity Growth, Value and Tax Managed Global Franchise
                                 Funds(18)
                      (iv)       Plan of Distribution for Class B and Class C Shares of the Japanese Equity, European Equity and
                                 Growth and Income II Funds(18)
                 (2)             Form of Amended and Restated Service Plan+
      (n)                        Amended and Restated Multi-Class Plan+
      (p)        (1)             Code of Ethics of the Adviser and the Distributor(32)
                 (2)             Code of Ethics for the Funds(30)
      (q)                        Power of Attorney+
      (z)        (1)             List of certain investment companies in response to Item 27(a)+
                 (2)             List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.



(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.



(18) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.



(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.



(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.



(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 28, 1998.



(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.



(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on March 7, 2000.



(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2000.



(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 26, 2001.



(32) Incorporated herein by reference to Post-Effective No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 28, 2002.



 (*) Incorporated herein by reference to Post-Effective 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.



(**) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Van Kampen Equity Trust II Registration Statement on Form N-1A (File Nos. 333-75493 and 811-9279), as filed with the SEC via EDGAR on June 4, 1999.


  +     Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     See the Statement of Additional Information

ITEM 25. INDEMNIFICATION

     Pursuant to Maryland General Corporate Law ("MGCL") Code Ann. Article III
Section 2-418, a Maryland corporation may provide in its governing instrument for the indemnification of its officers and directors from and against any and all claims and demands whatsoever.

     Reference is made to Article Seventh, Section 2 of the Registrant's Articles of Amendment and Restatement. Article Seventh of the Articles of Amendment and Restatement provides that each officer and director of the Registrant shall be indemnified by the Registrant against all expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative in which the officer or director may be or may have been involved by reason of being or having been an officer or director, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification.

     The Registrant has purchased insurance on behalf of its officers and directors protecting such persons from liability arising from their activities as officers or directors of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or directors would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 6 of the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Van Kampen Funds Inc. (the "Distributor"), its directors and officers and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending any such claims, demands, or liabilities and any counsel fees incurred in connection therewith arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person is expressly conditioned upon the Registrant's being promptly notified of any action brought against any such persons.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISERS

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements," and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

     See "Investment Advisory Services" in each Prospectus and "Directors and Officers" and "Investment Advisory Agreement," in the Statement of Additional Information for information regarding the business of Morgan Stanley Investment Management Limited (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-26847) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.



     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Investments, LP (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-10437) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.



     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Asset & Investments Trust Co., Limited (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-62152) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.



     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Investment Management Company (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-62173) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.


     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with The Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Directors and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; (iii) by the Subadvisers, will be maintained at Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020; Morgan Stanley Investments LP (formerly, Miller Anderson & Sherrerd, LLP,) One Tower Bridge, West Conshohocken, Pennsylvania 19428; Morgan Stanley Investment Management Limited, 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA; Morgan Stanley Investment Management Company, 23 Church Street, 16-01 Capital Square, Singapore 049481; and Morgan Stanley Asset & Investment Trust Co., Limited, Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009; (iv) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, Van Kampen Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of October, 2003.


                                      VAN KAMPEN SERIES FUND, INC.

                                      By:      /s/ A. THOMAS SMITH III
                                         ---------------------------------------
                                             A. Thomas Smith III, Secretary


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on October 28, 2003 by the following persons in the capacities indicated.



                      SIGNATURE                                      TITLES
                      ---------                                      ------
Principal Executive Officer:

                /s/ RONALD E. ROBISON                  Executive Vice President and
-----------------------------------------------------    Principal Executive Officer
                  Ronald E. Robison

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief
-----------------------------------------------------    Financial Officer and Treasurer
                  John L. Sullivan

Directors:

                 /s/ DAVID C. ARCH*                    Director
-----------------------------------------------------
                    David C. Arch

               /s/ J. MILES BRANAGAN*                  Director
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Director
-----------------------------------------------------
                   Jerry D. Choate

                  /s/ ROD DAMMEYER*                    Director
-----------------------------------------------------
                    Rod Dammeyer

               /s/ LINDA HUTTON HEAGY*                 Director
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Director
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ HOWARD J KERR*                    Director
-----------------------------------------------------
                    Howard J Kerr

               /s/ MITCHELL M. MERIN*                  President and Director
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                   Director
-----------------------------------------------------
                   Jack E. Nelson

             /s/ RICHARD F. POWERS, III*               Director
-----------------------------------------------------
               Richard F. Powers, III

                      SIGNATURE                                      TITLES
                      ---------                                      ------
              /s/ HUGO F. SONNENSCHEIN                 Director
-----------------------------------------------------
                Hugo F. Sonnenschein

                /s/ WAYNE W. WHALEN*                   Director
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Director
-----------------------------------------------------
                 Suzanne H. Woolsey

---------------
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

               /s/ A. THOMAS SMITH III
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact



                                                                October 28, 2003

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 33 TO FORM N-1A



  EXHIBIT
  NUMBER     EXHIBIT
  -------    -------
(a) (11)     Articles Supplementary
(d) (3)      Investment Sub-Advisory Agreement between Van Kampen
             Investment Advisory Corp. and Morgan Stanley Investment
             Management Company
    (4)      Form of Investment Sub-Advisory Agreement between Van Kampen
             Investment Advisory Corp. and Morgan Stanley Asset &
             Investment Trust Management Co., Limited
    (5)      Investment Sub-Advisory Agreement between Van Kampen
             Investment Advisory Corp. and Morgan Stanley Investment
             Management Limited
(e) (2)      Form of Dealer Agreement
(g) (1)      Custodian Contract
    (2)      Transfer Agency and Service Agreement
(h) (2)      Amended and Restated Legal Services Agreement
    (3)      Fund Accounting Agreement
(i) (2)      Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)          Consent of Deloitte and Touche LLP
(m) (2)      Form of Amended and Restated Service Plan
(n)          Amended and Restated Multi-Class Plan
(q)          Power of Attorney
(z) (1)      List of certain investment companies in response to Item
             27(a)
    (2)      List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)